EXECUTION COPY







                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee

                               SERIES SUPPLEMENT,

                           DATED AS OF MARCH 1, 2004,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                            dated as of March 1, 2003

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES

                                 SERIES 2004-QA1


                        TABLE OF CONTENTS [TO BE UPDATED]

                                                                                         PAGE


ARTICLE I         DEFINITIONS...............................................................4

        Section 1.01.     Definitions.......................................................4

        Section 1.02.     Determination of LIBOR...........................................38

        Section 1.03.     Use of Words and Phrases.........................................39

ARTICLE II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........39

        Section 2.01.     Conveyance of Mortgage Loans.....................................39

        Section 2.02.     Acceptance by Trustee............................................39

        Section 2.03.     Representations, Warranties and Covenants of the Master
                          Servicer and the Company.........................................39

        Section 2.04.     Representations and Warranties of Sellers........................42

        Section 2.05.     Execution and Authentication of Certificates/Issuance of
                          Certificates Evidencing Interests in REMIC I Certificates........45

        Section 2.06.     Conveyance of Uncertificated REMIC I, REMIC II and REMIC II
                          Regular Interests; Acceptance by the Trustee.....................45

        Section 2.07.     Issuance of Certificates Evidencing Interest in REMIC III........45

        Section 2.08.     Purposes and Powers of the Trust.................................45

ARTICLE III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................46

        Section 3.01.     Master Servicer to Act as Servicer...............................46

        Section 3.02.     Subservicing Agreements Between Master Servicer and
                          Subservicers; Enforcement of Subservicers' and Sellers'
                          Obligations......................................................46

        Section 3.03.     Successor Subservicers...........................................46

        Section 3.04.     Liability of the Master Servicer.................................46

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................46

        Section 3.06.     Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................46

        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account................................................46

        Section 3.08.     Subservicing Accounts; Servicing Accounts........................49

        Section 3.09.     Access to Certain Documentation and Information Regarding
                          the Mortgage Loans...............................................49

                                        i


        Section 3.10.     Permitted Withdrawals from the Custodial Account.................49

        Section 3.11.     Maintenance of the Primary Insurance Policies; Collections
                          Thereunder.......................................................49

        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity
                          Coverage.........................................................49

        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and
                          Modification Agreements; Certain Assignments.....................49

        Section 3.14.     Realization Upon Defaulted Mortgage Loans........................49

        Section 3.15.     Trustee to Cooperate; Release of Mortgage Files..................49

        Section 3.16.     Servicing and Other Compensation; Compensating Interest..........49

        Section 3.17.     Reports to the Trustee and the Company...........................49

        Section 3.18.     Annual Statement as to Compliance................................49

        Section 3.19.     Annual Independent Public Accountants' Servicing Report..........49

        Section 3.20.     Rights of the Company in Respect of the Master Servicer..........49

        Section 3.21.     Administration of Buydown Funds..................................49

ARTICLE IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................49

        Section 4.01.     Certificate Account..............................................49

        Section 4.02.     Distributions....................................................50

        Section 4.03.     Statements to Certificateholders; Exchange Act Reporting.........55

        Section 4.04.     Distribution of Reports to the Trustee and the Company;
                          Advances by the Master Servicer..................................55

        Section 4.05.     Allocation of Realized Losses....................................57

        Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property....58

        Section 4.07.     Optional Purchase of Defaulted Mortgage Loans....................58

        Section 4.08.     Surety Bond......................................................58

        Section 4.09.     Reserve Fund.....................................................58

ARTICLE V         THE CERTIFICATES.........................................................58

        Section 5.01.     The Certificates.................................................58

        Section 5.02.     Registration of Transfer and Exchange of Certificates............59

        Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates................62

        Section 5.04.     Persons Deemed Owners............................................62

                                        ii

        Section 5.05.     Appointment of Paying Agent......................................62

ARTICLE VI        THE COMPANY AND THE MASTER SERVICER......................................62

ARTICLE VII       DEFAULT..................................................................62

ARTICLE VIII      CONCERNING THE TRUSTEE...................................................62

ARTICLE IX        TERMINATION..............................................................62

        Section 9.01.     Optional Purchase by the Master Servicer of All
                          Certificates; Termination Upon Purchase by the Master
                          Servicer or Liquidation of All Mortgage Loans....................62

        Section 9.02.     Additional Termination Requirements..............................64

        Section 9.03.     Termination of Multiple REMICs...................................64

ARTICLE X         REMIC PROVISIONS.........................................................64

        Section 10.01.    REMIC Administration.............................................64

        Section 10.02.    Master Servicer; REMIC Administrator and Trustee
                          Indemnification..................................................64

        Section 10.03.    Designation of REMIC.............................................64

        Section 10.04.    Distributions on the Uncertificated REMIC I and REMIC II
                          Regular Interests................................................65

        Section 10.05.    Compliance with Withholding Requirements.........................65

ARTICLE XI        MISCELLANEOUS PROVISIONS.................................................65

        Section 11.01.    Amendment........................................................65

        Section 11.02.    Recordation of Agreement; Counterparts...........................65

        Section 11.03.    Limitation on Rights of Certificateholders.......................65

        Section 11.04.    Governing Laws...................................................65

        Section 11.05.    Notices..........................................................65

        Section 11.06.    Required Notices to Rating Agency and Subservicer................66

        Section 11.07.    Severability of Provisions.......................................66

        Section 11.08.    Supplemental Provisions for Resecuritization.....................66

        Section 11.09.    Allocation of Voting Rights......................................66

        Section 11.10.    No Petition......................................................66

EXHIBITS
        Exhibit One:  Mortgage Loan Schedule
        Exhibit Two:  Schedule of Discount Fractions
        Exhibit Three:Information to be Included in Monthly Distribution Date Statement
        Exhibit Four: Standard Terms of Pooling and Servicing Agreement
                      Dated as of March 1, 2003

        This is a Series Supplement, dated as of March 1, 2004 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

                                     REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole Class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Maturity Date. None of the REMIC I Regular Interests will be certificated.


                         UNCERTIFICATED
                             REMIC I           INITIAL UNCERTIFICATED      LATEST POSSIBLE
    DESIGNATION         PASS-THROUGH RATE        PRINCIPAL BALANCE          MATURITY DATE
        Y-1                Variable(1)                  $70,211.51          March 25, 2034
        Y-2                Variable(1)                  $30,421.41          March 25, 2034
        Z-1                Variable(1)             $140,352,810.13          March 25, 2034
        Z-2                Variable(1)              $60,819,087.27          March 25, 2034
        R-I                    0%                             0.00          March 25, 2034
____________
(1)     Calculated in accordance with the definition of "Uncertificated  REMIC I
        Pass Through Rate" herein.

                                    REMIC II

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole Class of "residual interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC II (the "REMIC II Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the Maturity Date. None of the REMIC II Regular Interests will be certificated.


                          UNCERTIFICATED               INITIAL
                             REMIC I UNCERTIFICATED
                       --------------------            REMIC I              LATEST POSSIBLE
    DESIGNATION          PASS-THROUGH RATE        PRINCIPAL BALANCE        MATURITY DATE(3)
         LT1                Variable(1)              $140,326,655.77         March 25, 2034
         LT2                Variable(1)                    $1,930.25         March 25, 2034
         LT3                   0.00%                      $12,112.06         March 25, 2034
         LT4                Variable(1)                   $12,112.06         March 25, 2034
         LT5                Variable(1)               $60,807,790.91         March 25, 2034
         LT6                Variable(1)                      $873.54         March 25, 2034
         LT7                   0.00%                       $5,211.41         March 25, 2034
         LT8                Variable(1)                    $5,211.41         March 25, 2034
      LT-Y1(2)              Variable(1)                   $70,211.51         March 25, 2034
      LT-Y2(2)              Variable(1)                   $30,421.41         March 25, 2034
        R-II                     0%                             0.00         March 25, 2034

____________
(1)  Calculated  as  provided  in the  definition  of  Uncertificated  REMIC  II
Pass-Through Rate. (2) LT-Y1 will have the same interest rate, principal balance, Principal Reduction Amount and allocation of Realized Losses as the REMIC I Regular Interest Y-1. LT-Y2 will have the same interest rate, principal balance, Principal Reduction Amount and allocation of Realized Losses as the REMIC I Regular Interest Y-2.

                                    REMIC III

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC III. The Class R III Certificates will represent the sole Class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC III Regular Certificates shall be the Maturity Date.


                          AGGREGATE
                            INITIAL
                          CERTIFICATE
             PASS-THROUGH PRINCIPAL                           MATURITY       S&P/       MINIMUM
DESIGNATION    RATE       BALANCE          FEATURES(1)          DATE        MOODY'S   DENOMINATIONS(2)


Class A-I    Adjustable(1)      $134,525,000    Senior/Adjustable    March 25,       AAA/Aaa   $25,000.00
                                                Rate                 2034
Class A-II   Adjustable(1)      $  58,294,000   Senior/Adjustable    March 25,       AAA/Aaa   $25,000.00
                                                Rate                 2034
Class M-1    Adjustable(1)      $    4,226,000  Mezzanine/Adjustable March 25,       AA/Aa2    $25,000.00
                                                Rate                 2034
Class M-2    Adjustable(1)      $    3,120,000  Mezzanine/Adjustable March 25,        A/A2     $250,000.00
                                                Rate                 2034
Class M-3    Adjustable(1)      $    1,107,500  Mezzanine/Adjustable March 25,      BBB/Baa2   $250,000.00
                                                 Rate                 2034
Class SB        (2)             $        30.36  Subordinate          March 25,         N/R        N/A3
                                                                      2034


(1) Subject to a payment cap as described in the definition of "Pass-Through Rate" and the provisions for the payment of Group I Basis Risk Shortfall, Group II Basis Risk Shortfall and Class M Basis Risk Shortfall described herein. The REMIC III Regular Interests, ownership of which is represented by the Class A-I, Class A-II, Class M-1, Class M-2 and Class M-3 Certificates, will accrue interest at a rate equal to the least of (i) LIBOR plus the applicable Margin,
(ii) 11.50% per annum and (iii) the Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate or the Class M Net WAC Cap Rate, as applicable. The Class A-I, Class A-II, Class M-1, Class M-2 and Class M-3 Certificates will represent ownership of the REMIC III Regular Interests together with certain rights to payments to be made from amounts received under the related Hedge Agreement which will be deemed made for federal income tax purposes outside of REMIC III by the holder of the Class SB Certificate as the owner of the Hedge Agreements.

(2) The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance. The Class SB Certificates will be comprised of two REMIC III regular interests, a principal only regular interest designated SB-PO and an interest only regular interest designated SB-IO, which will be entitled to distributions as set forth herein. The Class SB Certificates will be comprised of two REMIC III regular interests, a principal only regular interest designated SB-PO and an interest only regular interest designated SB-IO, which will be entitled to distributions as set forth herein.


        The Group I Loans have an aggregate Cut-off Date Principal Balance equal to $140,423,021.64. The Group I Loans are adjustable-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years. The Group II Loans have an aggregate Cut-off Date Principal Balance equal to $60,849,508.68. The Group II Loans are adjustable rate, fully amortizing, first lien mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I......

                                   DEFINITIONS

SECTION 1.01...DEFINITIONS.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Directed Certificates:  None.

        Accretion Termination Date:  Not applicable.

        Accrual Certificates:  None.

        Accrued Certificate Interest: With respect to the Class A and Class M Certificates, as set forth in the Standard Terms except that any reductions by Prepayment Interest Shortfalls or Relief Act Shortfalls will be allocated to the Class A and Class M Certificates, on a pro rata basis, on the basis of Accrued Certificate Interest payable on the related Distribution Date absent those reductions to the extent not covered by Compensating Interest pursuant to
Section 3.16. With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate on the Notional Amount, immediately prior to such Distribution Date, reduced by any interest shortfalls with respect to the Mortgage Loans including Prepayment Interest Shortfalls. Accrued Certificate Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day accrual periods; provided, however, that the first accrual period shall be deemed to consist of 25 days.

        Aggregate Adjusted Stated Principal Balance: With respect to any Distribution Date, the excess of the aggregate Stated Principal Balance of all Mortgage Loans over the Principal Remittance Amount for such Distribution Date.

        Adjustment Date: With respect to each Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

        Available Distribution Amount: The sum of (i) the amount described in the definition of Available Distribution Amount in the Standard Terms except that the Available Distribution Amount for each Distribution Date will be calculated in the aggregate for both Loan Groups, and (ii) the Hedge Payments received in respect of the related Distribution Date.

        Available Interest Amount: With respect to any Distribution Date, the portion of the Available Distribution Amount for that Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans.

        Basis Risk Shortfall: The Class M Basis Risk Shortfall, Group I Basis Risk Shortfall or Group II Basis Risk Shortfall, as the case may be.

        Book-Entry Certificate:  The Class A and Class M Certificates.

        Capitalization Reimbursement Amount: As to any Distribution Date and Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans in such Loan Group during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date and Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans in such Loan Group during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Loan Group and Distribution Date.

        Certificate:  Any Class A, Class M, Class SB or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-QA1" and which must be an Eligible Account.

        Certificate Principal Balance: With respect to any Class A Certificate or Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(c) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class SB Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate multiplied by an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates then outstanding, which represents the sum of (i) the Initial Principal Balance of the REMIC III Regular Interest SB-PO, as reduced by Realized Losses allocated thereto and payments deemed made thereon, and (ii) accrued and unpaid interest on the REMIC III Regular Interest SB-IO, as reduced by Realized Losses allocated thereto. The Class R Certificates will not have a Certificate Principal Balance.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-I Certificates or Class A-II Certificates, senior to the Class M Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive payments under the related Hedge Agreement.

        Class A Interest Distribution Amount: With respect to each Class of Class A Certificates and any Distribution Date, the amount available for payment of the Interest Distribution Amount for that Class, paid from the Interest Remittance Amount as follows:

        (i)....first, from the portion of the Interest Remittance Amount derived from, or allocated to, the Related Group; and

        (ii)...second, from the portion of the Interest Remittance Amount derived from, or allocated to, the non-Related Group after taking into account any payments in respect of interest on the other Class of Class A Certificates made in clause (i) above.

        Class A Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i)....the Principal Distribution Amount for that Distribution Date; and

        (ii)...the excess, if any, of (A) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the Aggregate Adjusted Stated Principal Balance and (y) the excess of the Aggregate Adjusted Stated Principal Balance over the Required Overcollateralization Amount.

        Class A-I Certificate: The Class A-I Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-I Margin: With respect to any Distribution Date prior to the second Distribution Date after the first possible Optional Termination Date, 0.27% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Optional Termination Date, 0.54% per annum.

        Class A-I Principal Distribution Amount: For any Distribution Date, the product of (x) the Class A Principal Distribution Amount for such Distribution Date and (y) a fraction, the numerator of which is the Principal Allocation Amount for the Group I Loans for such Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for such Distribution Date.

        Class A-II Certificate: The Class A-II Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-II Margin: With respect to any Distribution Date prior to the second Distribution Date after the first possible Optional Termination Date, 0.30% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Optional Termination Date, 0.60% per annum.

        Class A-II Principal Distribution Amount: For any Distribution Date, the product of (x) the Class A Principal Distribution Amount for such Distribution Date and (y) a fraction, the numerator of which is the Principal Allocation Amount for the Group II Loans for such Distribution Date and the denominator of which is the Principal Allocation Amount for all of the Mortgage Loans for such Distribution Date.

        Class A-P Certificates:  None.

        Class A-V Certificates:  None.

        Class B Certificates:  None.

        Class M Basis Risk Shortfall: With respect to each Class of the Class M Certificates and any Distribution Date, the sum of (a) with respect to any Distribution Date on which the Class M Net WAC Cap Rate is used to determine the Pass-Through Rate of such Class, an amount equal to the excess of (x) Accrued Certificate Interest for such Class calculated at a rate equal to the lesser of
(i) 11.50% per annum and (ii) LIBOR plus the related Margin for such Distribution Date over (y) Accrued Certificate Interest for such Class calculated using the Class M Net WAC Cap Rate, (b) any amounts for such Class calculated pursuant to clauses (a) and (c) hereof remaining unpaid from prior Distribution Dates, and (c) one month's interest on the amount in clause (b) at a per annum rate equal to the lesser of (i) LIBOR plus the related Margin for such Distribution Date and (ii) 11.50% per annum.

        Class M Net WAC Cap Rate: With respect to any Distribution Date and the Class M Certificates, a per annum rate equal to weighted average of the Group I Net WAC Cap Rate and Group II Net WAC Cap Rate, weighted on the basis of the related Subordinate Component.

        Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit B, senior to the Class M-2, Class M-3, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive payments under the related Hedge Agreement.

        Class M-1 Margin: With respect to any Distribution Date prior to the second Distribution Date after the first possible Optional Termination Date, 0.50% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Optional Termination Date, 0.75% per annum.

        Class M-1 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i)....the remaining Principal Distribution Amount for that Distribution
Date after distribution of the Class A Principal Distribution Amount; and

        (ii)...the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of
(x) the product of (1) the applicable Subordination Percentage and (2) the Aggregate Adjusted Stated Principal Balance and (y) the excess of the Aggregate Adjusted Stated Principal Balance over the Required Overcollateralization Amount.

        Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit B, senior to the Class M-3, Class SB and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive payments under the related Hedge Agreement.

        Class M-2 Margin: With respect to any Distribution Date prior to the second Distribution Date after the first possible Optional Termination Date, 1.13% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Optional Termination Date, 1.695% per annum.

        Class M-2 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i)....the remaining Principal Distribution Amount for that Distribution
Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

        (ii)...the  excess,  if  any,  of  (A)  the  sum of  (1)  the  aggregate
Certificate Principal Balance of the Class A Certificates and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of
(x) the product of (1) the applicable Subordination Percentage and (2) the Aggregate Adjusted Stated Principal Balance and (y) the excess of the Aggregate Adjusted Stated Principal Balance over the Required Overcollateralization Amount.

        Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, senior to the Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive payments under the related Hedge Agreement.

        Class M-3 Margin: With respect to any Distribution Date prior to the second Distribution Date after the first possible Optional Termination Date, 1.85% per annum, and on any Distribution Date on or after the second Distribution Date after the first possible Optional Termination Date, 2.775% per annum.

        Class M-3 Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

        (i)....the remaining Principal Distribution Amount for that Distribution
Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and

        (ii)...the excess, if any, of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates, Class M-1 Certificates and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of
(x) the product of (1) the applicable Subordination Percentage and (2) the Aggregate Adjusted Stated Principal Balance and (y) the excess of the Aggregate Adjusted Stated Principal Balance over the Required Overcollateralization Amount.

        Class R Certificate: Any one of the Class R-I, Class R-II or Class R-III Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

        Class SB Advanced Amount: The amount of all Class SB Advances.

        Class SB Advances: All payments made from Excess Cash Flow attributable to Hedge Payments other than payments made pursuant to Section 4.02(c)(iv)(G). All Class SB Advances will be treated, for federal income tax purposes, as reimburseable advances. The Class SB Advances will be paid back to the Class SB Certificateholder in accordance with Section 4.02(c)(iv)(I).

        Class SB Certificate: Any one of the Class SB Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit R, subordinate to the Class A Certificates and Class M Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing ownership of two interests (SB-IO and SB-PO) designated as "regular interests" in REMIC III together with certain rights to, and obligations with respect to, payments made pursuant to the Hedge Agreement for purposes of the REMIC Provisions.

        Class SB Distribution Amount: With respect to any Distribution Date, sum of (i) the Accrued Certificate Interest for the Class SB Certificate for such Distribution Date, (ii) the Overcollateralization Reduction Amount and (iii) on and after the Distribution Date on which the aggregate Certificate Principal Balance of Class A-I, Class A-II, Class M-1, Class M-2 or Class M-3 Certificates has been reduced to zero, the Overcollateralization Amount.

        Closing Date:  March 30, 2004.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2004-QA1.

     Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Cut-Off Date Balance:  $201,272,530.32.

        Cut-off Date:  March 1, 2004.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  Not applicable.

     Due Period: With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

        Excess Cash Flow: With respect to any Distribution Date, an amount equal to the sum of (i) the excess of the Interest Remittance Amount over the Interest Distribution Amount (excluding the Interest Carry Forward Amount for the Class M Certificates), and (ii) the Overcollateralization Reduction Amount, if any, for that Distribution Date; provided, however, that the Excess Cashflow shall include the Principal Remittance Amount on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates has been reduced to zero (other than Principal Remittance Amount otherwise distributed to the Holders of Class A, Class M-1, Class M-2 and Class M-3 Certificates on such Distribution Date). Amounts distributed to Certificateholders from Excess Cash Flow will be paid first from any amount attributable to the Available Interest Amount, second from any amount attributable to the Principal Remittance Amount, and third from any amount attributable to Hedge Payments.

        Excess Bankruptcy Loss:  Not applicable.

        Excess Fraud Loss:  Not applicable.

        Excess Special Hazard Loss:  Not applicable.

        Excess Subordinate Principal Amount:  Not applicable.

        Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

        Expense Fee Rate: With respect to any Mortgage Loan as of any date of determination, the sum of the Servicing Fee Rate and the rate per annum at which the Subservicing Fee accrues.

        Gross Margin: With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule attached hereto as the "NOTE MARGIN," which percentage is added to the related Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Group I Basis Risk Shortfall: With respect to the Class A-I Certificates and any Distribution Date, the sum of (a) with respect to any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the Pass-Through Rate of such Class, an amount equal to the excess of (x) Accrued Certificate Interest for such Class calculated at a rate equal to the lesser of (i) 11.50% per annum and (ii) LIBOR plus the related Margin for such Distribution Date over (y) Accrued Certificate Interest for such Class calculated using the Group I Net WAC Cap Rate, (b) any amounts for such Class calculated pursuant to clauses (a) and
(c) hereof remaining unpaid from prior Distribution Dates, and (c) one month's interest on the amount in clause (b) at a per annum rate equal to the lesser of
(i) LIBOR plus the related Margin for such Distribution Date and (ii) 11.50% per annum.

        Group I Cut-off Date Balance:  $140,423,021.64.

     Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

        Group I Net WAC Cap Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group I Loans using the Net Mortgage Rates in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for such Distribution Date, multiplied by a fraction equal to 30 divided by 25 with respect to the first Interest Accrual Period.

        Group II Basis Risk Shortfall: With respect to the Class A-II Certificates and any Distribution Date, the sum of (a) with respect to any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the Pass-Through Rate of such Class, an amount equal to the excess of (x) Accrued Certificate Interest for such Class calculated at a rate equal to the lesser of (i) 11.50% per annum and (ii) LIBOR plus the related Margin for such Distribution Date over (y) Accrued Certificate Interest for such Class calculated using the Group II Net WAC Cap Rate, (b) any amounts for such Class calculated pursuant to clauses (a) and (c) hereof remaining unpaid from prior Distribution Dates, and (c) one month's interest on the amount in clause (b) at a per annum rate equal to the lesser of (i) LIBOR plus the related Margin for such Distribution Date and (ii) 11.50% per annum.

        Group II Cut-off Date Balance:  $60,849,508.68.

     Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

        Group II Net WAC Cap Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group II Loans using the Net Mortgage Rates in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for such Distribution Date, multiplied by a fraction equal to 30 divided by 25 with respect to the first Interest Accrual Period.

        Hedge Agreements: Each of the three letter agreements, dated as of the Closing Date, between the Trustee and the Hedge Counterparty, entered into for the benefit of the Certificateholders, or any replacement, substitute, collateral or other arrangement in lieu thereof.

     Hedge   Counterparty:   Bear  Stearns  Financial  Products  Inc.,  and  its
successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

        Hedge Payments: For any Distribution Date, the payment, if any, received under the Hedge Agreements in respect of such Distribution Date. Amounts received pursuant to the Hedge Agreements shall be allocated between the Loan Groups on a pro rata basis based on the Basis Risk Shortfall of the related Class A Certificates incurred on such Distribution Date.

        Index: With respect to any Mortgage Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

        Initial Subordinate Class Percentage:  Not applicable.

        Interest Accrual Period: (i) With respect to the Distribution Date in April 2004, the period commencing on the Closing Date and ending April 24, 2004 and (ii) with respect to any Distribution Date after the Distribution Date in April 2004, the period commencing on the 25th day of the month immediately preceding the month in which such Distribution Date occurs and ending on the 24th day of the month of such Distribution Date.

        Interest Carry Forward Amount: With respect to any Distribution Date and each Class of Offered Certificates, Accrued Certificate Interest remaining unpaid from any prior Distribution Date, together with interest thereon at the related Pass-Through Rate in effect for that Distribution Date.

        Interest Distribution Amount: With respect to any Distribution Date and each Class of Offered Certificates, the sum of Accrued Certificate Interest and the Interest Carry Forward Amount, in each case, for such Distribution Date and Class.

        Interest Remittance Amount: With respect to any Distribution Date, the sum of the Available Interest Amount and Hedge Payments. Interest Distribution Amounts paid from the Interest Remittance Amount will be paid first from the Available Interest Amount and then from Hedge Payments.

        Interest Only Certificates:  None.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

        LIBOR Certificates:  The Class A Certificates and Class M Certificates.

        LIBOR Rate Adjustment Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

     Liquidation Proceeds: As defined in the Standard Terms but excluding Subsequent Recoveries.

        Loan Group:  Either Loan Group I or Loan Group II.

     Loan Group I: The group of Mortgage Loans comprised of the Group I Loans.

     Loan Group II: The group of Mortgage Loans comprised of the Group II Loans.

     Margin: The Class A-I Margin, Class A-II Margin, Class M-1 Margin, Class M-2 Margin or Class M-3 Margin, as applicable.

        Marker Rate: With respect to the Class SB Certificates or the SB-IO REMIC III Regular Interest and any Distribution Date, in relation to the REMIC II Regular Interests LT1, LT2, LT3, LT4 and LT-Y1, a per annum rate equal to two
(2) times the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interest LT2 and REMIC II Regular Interest LT3. With respect to the Class SB Certificates or the SB-IO REMIC III Regular Interest and any Distribution Date, in relation to the REMIC II Regular Interests LT5, LT6, LT7, LT8 and LT-Y2, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interest LT6 and REMIC II Regular Interest LT7.

        Maturity Date: March 25, 2034, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Maximum Mortgage Rate: As to any Mortgage Loan, the per annum rate indicated in Mortgage Loan Schedule hereto attached hereto as the "NOTE CEILING," which rate is the maximum interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net Mortgage Rate: As to any Mortgage Loan and any date of determination, the Maximum Mortgage Rate minus the Expense Fee Rate.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One, segregated for the group I Loans and the Group II Loans, ( and as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

        (i)....the Mortgage Loan identifying number ("RFC LOAN #");

        (ii)...the maturity of the Mortgage Note ("MATURITY DATE");

        (iii)..the Mortgage Rate as of origination ("ORIG RATE");

        (iv)...the Mortgage Rate as of the Cut-off Date ("CURR RATE");

        (v)....the Net Mortgage Rate as of the Cut-off Date ("CURR NET"); ;

        (vi)...the scheduled monthly payment of principal, if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I");

        (vii)..the Cut-off Date Principal Balance ("PRINCIPAL BAL");

        (viii).the Maximum Mortgage Rate ("NOTE CEILING");

        (ix)...the maximum Net Mortgage Rate ("NET CEILING");

        (x)....the Note Margin ("NOTE MARGIN");

        (xi)...the Note Margin ("NOTE MARGIN");

        (xii)..the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

     (xiii).the rounding of the semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD");

        (xiv)..the Loan-to-Value Ratio at origination ("LTV");

        (xv)...the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

        (xvi)..a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

        (xvii).a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

        Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Mortgage Rate: With respect to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on each Mortgage Loan will adjust on each Adjustment Date to equal the sum (rounded to the nearest multiple of one eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on the Mortgage Loan Schedule, except in the case of the Group II Loans indicated by an "X" on the Mortgage Loan Schedule under the heading "NOTE METHOD"), of the related Index plus the Note Margin, in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

        Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

        Note Margin: With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit F-1 or Exhibit F-2, as applicable, hereto as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        Notional Amount: An amount equal to the aggregate Uncertificated Principal Balance of the regular interests in REMIC II.

     Offered   Certificates:   The  Class  A   Certificates   and  the  Class  M
Certificates.

        Optional Termination Date: Any Distribution Date on or after which the Aggregate Adjusted Stated Principal Balance is less than 10.00% of the Cut-off Date Balance.

        Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the sum of (i) the Aggregate Adjusted Stated Principal Balance as of the preceding Distribution Date and (ii) the amount allocated to the Principal Distribution pursuant Section 4.02(c)(iii)(A) over the aggregate Certificate Principal Balance of the Offered Certificates as of such date, before taking into account distributions of principal to be made on such Distribution Date.

        Overcollateralization Increase Amount: With respect to any Distribution Date, the lesser of (a) the Excess Cash Flow for such Distribution Date available to pay the portion of the Principal Distribution Amount described in clause (b)(v) of the definition thereof pursuant to Section 4.02(c)(iii), and
(b) the  excess  of (1)  the  Required  Overcollateralization  Amount  for  such
Distribution   Date  over  (2)  the   Overcollateralization   Amount   for  such
Distribution Date; provided, until the Distribution Date in October 2004, the Overcollateralization Increase Amount shall be $0.

        Overcollateralization Reduction Amount: With respect to any Distribution Date, to the extent the Excess Overcollateralization Amount is, after taking into account all other distributions to be made on such Distribution Date, greater than zero, the Overcollateralization Reduction Amount shall be equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) the Principal Remittance Amount for such Distribution Date.

        Pass-Through Rate: With respect to the Class A-I Certificates, the least of (i) LIBOR plus the related Margin, (ii) 11.50% per annum and (iii) the Group I Net WAC Cap Rate. With respect to the Class A-II Certificates, the lesser of
(i) LIBOR plus the related Margin, (ii) 11.50% per annum and (iii) the Group II Net WAC Cap Rate. With respect to the Class M Certificates, the lesser of (i) LIBOR plus the related Margin, (ii) 11.50% per annum and (iii) the Class M Net WAC Cap Rate.

        With respect to the Class SB Certificates and any Distribution Date or the REMIC III Regular Interest SB-IO, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through (viii) below, and the denominator of which is the aggregate principal balance of the REMIC II Regular Interests. For purposes of calculating the Pass-Through Rate for the Class SB Certificates or the REMIC III Regular Interest SB-IO, the numerator is equal to the sum of the following components:

        (i)....the  Uncertificated   Pass-Through  Rate  for  REMIC  II  Regular
Interest LT1 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT1;

        (ii)...the  Uncertificated   Pass-Through  Rate  for  REMIC  II  Regular
Interest LT2 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT2;

        (iii)..the  Uncertificated   Pass-Through  Rate  for  REMIC  II  Regular
Interest LT4 minus twice the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT4;

        (iv)...the  Uncertificated   Pass-Through  Rate  for  REMIC  II  Regular
Interest LT5 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT5;

        (v)....the  Uncertificated   Pass-Through  Rate  for  REMIC  II  Regular
Interest LT6 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT6;

        (vi)...the  Uncertificated   Pass-Through  Rate  for  REMIC  II  Regular
Interest LT8 minus twice the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT8;

        (vii)..the  Uncertificated   Pass-Through  Rate  for  REMIC  II  Regular
Interest LT-Y1 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT-Y1; and

        (viii).the  Uncertificated   Pass-Through  Rate  for  REMIC  II  Regular
Interest LT-Y2 minus the related Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT-Y2.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 25.0% per annum during the life of the Mortgage Loans.

        Prepayment Distribution Trigger:  Not applicable.

        Principal Allocation Amount: With respect to any Distribution Date, the sum of (a) the Principal Remittance Amount for that Distribution Date and (b) the principal portion of any Realized Losses incurred (or deemed to have been incurred) on the Mortgage Loans in the calendar month preceding such
Distribution Date to the extent covered by Excess Cash Flow for such Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all Realized Losses incurred (or deemed to have been incurred) on the Mortgage Loans in the calendar month preceding such Distribution Date, in determining the Class A-I Principal Distribution Amount and Class A-II Principal Distribution Amount, the available Excess Cash Flow will be allocated to the Class A-I Certificates and Class A-II Certificates, pro rata, based on the principal portion of Realized Losses on the Group I Loans and Group II Loans, respectively.

        Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (x) Available Distribution Amount over (y) the Interest Distribution Amount and (b) the sum of:

        (i)....the  principal  portion  of  each  Monthly  Payment  received  or
Advanced with respect to the related Due Period on each Outstanding Mortgage Loan ;

        (ii)...the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or
2.04 during the related Prepayment Period;

        (iii)..the principal portion of all other unscheduled collections, other than Subsequent Recoveries, on the Mortgage Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal pursuant to Section 3.14;

        (iv)...the principal portion of any Realized Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution Date to the extent covered by Excess Cash Flow for such Distribution Date; and

        (v)....the  Overcollateralization  Increase Amount for such Distribution
Date to the extent covered by Excess Cash Flow for such Distribution Date after the allocation of Excess Cash Flow pursuant to clause (iv) above;

        minus

        (vi)...(A) the amount of any Overcollateralization Reduction Amount for such Distribution Date and (B) the amount of any Capitalization Reimbursement Amount for such Distribution Date.

        Principal Only Certificates:  None.

        Principal Remittance Amount: With respect to any Distribution Date, all amounts described in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

        Record Date: With respect to each Distribution Date and each Class of Book Entry Certificates, Business Day immediately preceding such Distribution Date. With respect to each Class of Definitive Certificates, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs, except in the case of the first Record Date which shall be the Closing Date.

        Regular Certificates:  The Class A, Class M and Class SB Certificates.

        Regular Interest:  Any one of the regular interests in the Trust Fund.

     Related Group: With respect to the Class A-I Certificates, the Group I Loans. With respect to the Class A-II Certificates, the Group II Loans.

        Relief Act:  The Servicemembers' Civil Relief Act, as amended.

     Relief Act Shortfalls: Interest shortfalls on the Mortgage Loans resulting from the Relief Act or similar legislation or regulations.

        REMIC I: The segregated pool of assets (exclusive of the Hedge Agreements, which are not assets of any REMIC), with respect to which a REMIC election is to be made, consisting of:

        (i)....the Mortgage Loans and the related Mortgage Files,

        (ii)...all payments and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date ) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

        (iii)..property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

     (iv)...the hazard insurance policies and Primary Insurance Policies, if any, and

        (v)....all proceeds of clauses (i) through (iv) above.

        REMIC I Distribution Amount: For any Distribution Date, the REMIC I Available Distribution Amount shall be distributed to the REMIC I Regular Interests and the Class R-1 Residual Interest in the following amounts and priority:

        (a)....To  the extent of the REMIC I Available  Distribution  Amount for
Loan Group I:

               (i) first, to REMIC I Y-1 and REMIC I Z-1 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

               (ii) second, to the REMIC I Y-1 and REMIC I Z-1 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

               (iii) third, to the REMIC I Y-1 and REMIC I Z-1 Regular Interests, the REMIC I Y-1 Principal Distribution Amount and the REMIC I Z-1 Principal Distribution Amount, respectively.

     (b)....To the extent of the REMIC I Available  Distribution Amount for Loan
Group II:

               (i) first, to the REMIC I Y-2 and REMIC I Z-2 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

               (ii) second, to the REMIC I Y-2 and REMIC I Z-2 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

               (iii) third, to the REMIC I Y-2 and REMIC I Z-2 Regular Interests, the REMIC I Y-2 Principal Distribution Amount and the REMIC I Z-2 Principal Distribution Amount, respectively.

        (c)....To the extent of the REMIC I Available  Distribution  Amounts for
Group I and Group II for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) and (b) of this definition of "REMIC I Distribution Amount:"

               (i) first, to each Class of REMIC I Y and REMIC I Z Regular Interests, pro rata according to the amount of unreimbursed Realized Losses allocable to principal previously allocated to each such Regular Interest, the aggregate amount of any distributions to the Certificates as reimbursement of such Realized Losses on such Distribution Date pursuant to clause (vi) in
Section 4.02(c); provided, however, that any amounts distributed pursuant to this paragraph (c)(i) of this definition of "REMIC I Distribution Amount" shall not cause a reduction in the Uncertificated Principal Balances of any of the REMIC I Y and REMIC I Z Regular Interests; and

               (ii) second, to the Class R-I Certificates, any remaining amount.

        REMIC I Interests: The REMIC I Regular Interests and the Class R-I Certificates.

        REMIC I Y Principal Reduction Amounts: For any Distribution Date the amounts by which the Uncertificated Principal Balances of the REMIC I Y-1 Regular Interest and REMIC I Y-2 Regular Interest respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

        First for each of Loan Group I and Loan Group II determine the related Group Net WAC Cap Rate for distributions of interest that will be made on the next succeeding Distribution Date (the "Group Interest Rate"). The REMIC I Principal Reduction Amount for each of the REMIC I Y Regular Interests will be determined pursuant to the "Generic solution for the REMIC I Y Regular
Interests" set forth below (the "Generic Solution") by making the following identifications among the Loan Groups and their related REMIC I Y Regular Interests and REMIC I Z Regular Interests:

               A. Determine which Loan Group has the lower Group Net WAC Cap Rate. That Loan Group will be identified with Loan Group AA and the REMIC I Y Regular Interests and REMIC I Z Regular Interests related to that Loan Group will be respectively identified with the REMIC I YAA and REMIC I ZAA Regular Interests. The Group Interest Rate for that Loan Group will be identified with J%. If the two Loan Groups have the same Group Interest Rate pick one for this purpose, subject to the restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A and B of this definition.

               B. Determine which Loan Group has the higher Group Net WAC Cap Rate. That Loan Group will be identified with Loan Group BB and the REMIC I Y Regular Interests and REMIC I Z Regular Interests related to that Group will be respectively identified with the REMIC I YBB and REMIC I ZBB Regular Interests. The Group Interest Rate for that Loan Group will be identified with K%. If the two Loan Groups have the same Group Interest Rate the Loan Group not selected pursuant to paragraph A, above, will be selected for purposes of this paragraph B.

        Second, apply the Generic Solution set forth below to determine the REMIC I Y Principal Reduction Amounts for the Distribution Date using the identifications made above.

        GENERIC SOLUTION FOR THE REMIC I Y PRINCIPAL REDUCTION AMOUNTS: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of REMIC I YAA and REMIC I ZAA Regular Interests respectively will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

               J% and K% represent the interest rates on Loan Group AA and Loan Group BB respectively. J%less than K%.

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

               PJB = the Loan Group AA Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

               PKB = the Loan Group BB Subordinate Balance after the allocation of Realized Losses and distributions of principal on such Distribution Date.

     R = the Class CB Pass Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

               Yj = the REMIC I YAA Principal Balance after distributions on the prior Distribution Date.

               Yk = the REMIC I YBB Principal Balance after distributions on the prior Distribution Date.

               (DELTA)Yj = the REMIC I YAA Principal Reduction Amount.

               (DELTA)Yk = the REMIC I YBB Principal Reduction Amount.

               Zj = the REMIC I ZAA Principal Balance after distributions on the prior Distribution Date.

               Zk = the REMIC I ZBB Principal Balance after distributions on the prior Distribution Date.

               (DELTA)Zj = the REMIC I ZAA Principal Reduction Amount.

               (DELTA)Zk = the REMIC I ZBB Principal Reduction Amount.

               Pj = the aggregate Uncertificated Principal Balance of the REMIC I YAA and REMIC I ZAA Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans.

               Pk = the aggregate Uncertificated Principal Balance of the REMIC I YBB and REMIC I ZBB Regular Interests after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Loan Group BB Mortgage Loans.

               (DELTA)Pj = the aggregate principal reduction resulting on such Distribution Date on the Loan Group AA Mortgage Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (c)(i) or (c)(ii) of the definition of REMIC I Distribution Amount) to be made and Realized Losses to be allocated on such Distribution Date, if applicable, which is equal to the aggregate of the REMIC I YAA and REMIC I ZAA Principal Reduction Amounts.

               (DELTA)Pk= the aggregate principal reduction resulting on such Distribution Date on the Loan Group BB Mortgage Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (c)(i) or (c)(ii) of the definition of REMIC I Distribution Amount) to be made and realized losses to be allocated on such Distribution Date, which is equal to the aggregate of the REMIC I YBB and REMIC I ZBB Principal Reduction Amounts.

               (alpha) = .0005

               (gamma) = (R - J%)/(K% - R). (gamma) is a non-negative number unless its denominator is zero, in which event it is undefined.

               If   (gamma)   is  zero,   (DELTA)Yk   =  Yk  and   (DELTA)Yj   =
(Yj/Pj)(DELTA)Pj.

               If  (gamma)  is   undefined,   (DELTA)Yj   =  Yj,   (DELTA)Yk   =
(Yk/Pk)(DELTA)Pk. if denominator

               In the remaining situations, (DELTA)Yk and (DELTA)Yj shall be defined as follows:

1. If Yk - (alpha)(Pk - (DELTA)Pk) => 0, Yj- (alpha)(Pj - (DELTA)Pj) => 0, and (gamma) (Pj - (DELTA)Pj) < (Pk - (DELTA)Pk), (DELTA)Yk = Yk - (alpha)(gamma) (Pj
- (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
2. If Yk - (alpha)(Pk - (DELTA)Pk) => 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and (gamma) (Pj - (DELTA)Pj) => (Pk - (DELTA)Pk), (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk) and (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).

3. If Yk - (alpha)(Pk - (DELTA)Pk) less than 0, Yj - (alpha)(Pj - (DELTA)Pj) = greater than 0, and Yj - (alpha)(Pj - (DELTA)Pj) => Yj - (Yk/(gamma)), (DELTA)Yk = Yk - (alpha)(gamma) (Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).

4. If Yk - (alpha)(Pk - (DELTA)Pk) less than 0, Yj - (Yk/(gamma)) = greater than> 0, and Yj - (alpha)(Pj - (DELTA)Pj) <= Yj - (Yk/(gamma)), (DELTA)Yk = 0 and (DELTA)Yj = Yj - (Yk/(gamma)).


5. If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yj - (Yk/(gamma)) < 0, and Yk - (alpha)(Pk - (DELTA)Pk) <= Yk - ((gamma)Yj), (DELTA)Yk = Yk - ((gamma)Yj) and (DELTA)Yj = 0.

6. If Yj - (alpha)(Pj - (DELTA)Pj) less than 0, Yk - (alpha)(Pk - (DELTA)Pk) = greater than 0, and
Yk - (alpha)(Pk - (DELTA)Pk) => Yk - ((gamma)Yj), (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk) and (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).

        The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the REMIC I Y and REMIC I Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1. Making the ratio of Yk to Yj equal to (gamma) after taking account of the allocation Realized Losses and the distributions that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction Amount for each of the REMIC I YAA, REMIC I YBB, REMIC I ZAA and REMIC I ZBB Regular Interests is greater than or equal to zero for such Distribution Date;

2. Making (i) the REMIC I YAA Principal Balance less than or equal to 0.0005 of the sum of the REMIC I YAA and REMIC I ZAA principal balances and (ii) the REMIC I YBB principal balances less than or equal to 0.0005 of the sum of the REMIC I YBB and REMIC I ZBB Principal Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3. Making the larger of (a) the fraction whose numerator is Yk and whose denominator is the sum of Yk and Zk and (b) the fraction whose numerator is Yj and whose denominator is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

        In the event of a failure of the foregoing portion of the definition of REMIC I Y Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each REMIC I Y Principal Reduction Amount must be less than or equal to the sum of (a) the principal Realized Losses to be allocated on the related Distribution Date for the related Pool and (b) the remainder of the Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution in respect of interest on the related REMIC I Y and REMIC I Z Regular Interests, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement. In the event of any conflict among the provisions of the definition of the REMIC I Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

        REMIC I Realized Losses: Realized Losses on Group I Loans and Group II Loans shall be allocated to the REMIC I Regular Interests as follows: (1) The interest portion of Realized Losses on Group I Loans, if any, shall be allocated among the REMIC I Y-1 and REMIC I Z-1 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and (2) the interest portion of Realized Losses on Group II Loans, if any, shall be allocated among the REMIC I Y-2 and REMIC I Z-2 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to Loan Group I and Loan Group II shall be allocated to the REMIC I Regular Interests as follows: (1) The principal portion of Realized Losses on Group I Loans shall be allocated, first, to the REMIC I Y-1 Regular Interest to the extent of the REMIC I Y-1 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such REMIC I Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC I Z-1 Regular Interest in reduction of the Uncertificated Principal Balance thereof; and (2) the principal portion of Realized Losses on Group II Loans shall be allocated, first, to the REMIC I Y-2 Regular Interest to the extent of the REMIC I Y-2 Principal Reduction Amount in reduction of the Uncertificated Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the REMIC I Z-2 Regular Interest in reduction of the Uncertificated Principal Balance thereof.

     REMIC I Regular Interests: REMIC I Regular Interest Y-1, Y-2, Z-1 and Z-2.

        REMIC I Regular Interest Y-1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest Y-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest Y-1 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest Y-1 on such Distribution Date.

        REMIC I Regular Interest Y-2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest Y-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest Y-2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest Y-2 on such Distribution Date.

        REMIC I Regular Interest Z-1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest Z-1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest Z-1 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest Z-1 on such Distribution Date.

        REMIC I Regular Interest Z-2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

        REMIC I Regular Interest Z-2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC I Regular Interest Z-2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC I Regular Interest Z-2 on such Distribution Date.

        REMIC I Z Principal Reduction Amounts: For any Distribution Date, the amounts by which the Uncertificated Principal Balances of the REMIC I Z-1 and REMIC I Z-2 Regular Interests, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC I Available Distribution Amount for the related Loan Group (i.e. the "related Group" for the REMIC I Z-1 Regular Interest is Group I and the "related Loan Group" for the REMIC I Z-2 Regular Interest is Loan Group II) over the sum of the amounts thereof distributable (i) in respect of interest on such REMIC I Z Regular Interest and the related REMIC I Y Regular Interest and
(iv) to such REMIC I Z Regular Interest and the related REMIC I Y Regular Interest pursuant to clause (c)(i) of the definition of "REMIC I Distribution Amount" and (y) the amount of Realized Losses allocable to principal for the related Loan Group over (B) the REMIC I Y Principal Reduction Amount for the related Loan Group.

        REMIC II: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II Distribution Amount:

        (a) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC III on account of the REMIC II Regular Interests related to Loan Group I:

               (i) to the extent of the Group I Available Distribution Amount, to REMIC III as the holder of REMIC II Regular Interests LT1, LT2, LT3, LT4 and LT-Y1, pro rata, in an amount equal to (A) their Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (ii) on each Distribution Date, to REMIC III as the holder of the REMIC II Regular Interests, in an amount equal to the remainder of the Group I Available Distribution Amount after the distributions made pursuant to clause
(i) above, allocated as follows (except as provided below):

                      (A) in respect of the REMIC I Regular Interests LT2, LT3, LT4 and
LT-Y1, their respective Principal Distribution Amounts;

                      (B) in respect of the REMIC I Regular Interest LT1 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                      (C) any remainder in respect of the REMIC II Regular Interests LT2,
LT3 and LT4, pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                      (D) any remaining amounts to the Holders of the Class R-I Certificates.

        (b) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests:

               (i) to the extent of the Group II Available Distribution Amount, to REMIC III as the holder of REMIC II Regular Interests LT5, LT6, LT7, LT8 and LT-Y2, pro rata, in an amount equal to (A) their Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (ii) on each Distribution Date, to REMIC III as the holder of the REMIC II Regular Interests, in an amount equal to the remainder of the Group II Available Distribution Amount after the distributions made pursuant to clause
(i) above, allocated as follows (except as provided below):

                      (A) in respect of the REMIC II Regular Interests LT6, LT7, LT8 and
LT-Y2, their respective Principal Distribution Amounts;

                      (B) in respect of the REMIC II Regular Interest LT5 any remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                      (C) any remainder in respect of the REMIC II Regular Interests LT6,
LT7 and LT8, pro rata according to their respective Uncertificated Principal Balances as reduced by the distributions deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                      (D) any remaining amounts to the Holders of the Class R-II Certificates.

        REMIC II Principal Reduction Amounts: For any Distribution Date, the amounts by which the principal balances of the REMIC II Regular Interests LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT-Y1 and LT-Y2, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 = the aggregate principal balance of the REMIC II Regular Interests LT1 and LT-Y1 after distributions on the prior Distribution Date.

        Y2 = the principal balance of the REMIC II Regular Interest LT2 after distributions on the prior Distribution Date.

        Y3 = the principal balance of the REMIC II Regular Interest LT3 after distributions on the prior Distribution Date.

        Y4 = the principal balance of the REMIC II Regular Interest LT4 after distributions on the prior Distribution Date (note: Y3 = Y4).

        AY1 = the combined REMIC II Regular Interest LT1 and LT-Y1 Principal Reduction Amount. Such amount shall be allocated first to LT-Y1 up to the Class Y1 Principal Reduction Amount and thereafter the remainder shall be allocated to LT1.

        AY2 = the REMIC I Regular Interest LT2 Principal Reduction Amount.

        AY3 = the REMIC I Regular Interest LT3 Principal Reduction Amount.

        AY4 = the REMIC I Regular Interest LT4 Principal Reduction Amount.

        P0 = the aggregate principal balance of the REMIC I Regular Interests LT1, LT2, LT3, LT4 and LT-Y1 after distributions and the allocation of Realized Losses on the prior Distribution Date.

        P1 = the aggregate principal balance of the REMIC I Regular Interests LT1, LT2, LT3, LT4 and LT-Y1 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

        AP = P0 - P1 = the aggregate of the REMIC I Regular Interests LT1, LT2, LT3, LT4 and LT-Y1 Principal Reduction Amounts.

              =the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Group I Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

        R0 = the Group I Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

        R1 = the Group I Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        a = (Y2 + Y3)/P0. The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

        a0 = the lesser of (A) the sum for all Classes of Group I Certificates, other than the Class SB Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the Group I Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date and (B) R0*P0.

        a1 = the lesser of (A) the sum for all Classes of Group I Certificates, other than the Class SB Certificates, of the product for each Class of (i) the monthly interest rate (as limited by the Group I Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

        Then, based on the foregoing definitions:

        AY1 =  AP - AY2 - AY3 - AY4;

        AY2 =  (a/2){( a0R1 - a1R0)/R0R1};

        AY3 =  aAP - AY2; and

        AY4 =  AY3.

if both AY2 and AY3, as so determined, are non-negative numbers. Otherwise:

        (1) If AY2, as so determined, is negative, then

        AY2 = 0;

        AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        (2) If AY3, as so determined, is negative, then

        AY3 = 0;

        AY2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 -  a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y5 = the aggregate principal balance of the REMIC II Regular Interests LT5 and LT-Y2 after distributions on the prior Distribution Date.

        Y6 = the principal balance of the REMIC II Regular Interest LT6 after distributions on the prior Distribution Date.

        Y7 = the principal balance of the REMIC II Regular Interest LT7 after distributions on the prior Distribution Date.

        Y8 = the principal balance of the REMIC II Regular Interest LT8 after distributions on the prior Distribution Date (note: Y7 = Y8).

        AY5 = the aggregate of the REMIC II Regular Interest LT5 and LT-Y-2 Principal Reduction Amounts. Such amount shall be allocated first to LT-Y2 up to the Class Y2 Principal Reduction Amount and thereafter the remainder shall be allocated to LT5.

        AY6 = the REMIC II Regular Interest LT6 Principal Reduction Amount.

        AY7 = the REMIC II Regular Interest LT7 Principal Reduction Amount.

        AY8 = the REMIC II Regular Interest LT8 Principal Reduction Amount.

        Q0 = the aggregate principal balance of the REMIC II Regular Interests LT5, LT6, LT7, LT8 and LT-Y-2 after distributions and the allocation of Realized Losses on the prior Distribution Date.

        Q1 = the aggregate principal balance of the REMIC II Regular Interests LT5, LT6, LT7, LT8, LTY-1 and LT-Y2 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

        AQ = Q0 - Q1 = the aggregate of the REMIC II Regular Interests LT5, LT6, LT7, LT8 and LT-Y2 Principal Reduction Amounts.

              =the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Group II Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

        S0 = the Group II Net WAC Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

        S1 = the Group II Net WAC Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        a = (Y6 + Y7)/Q0. The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

        A0 = the lesser of (A) the sum for all Classes of Group II Certificates other than the Class SB Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Group II Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date and (B) S0*Q0.

        A1 = the lesser of (A) the sum for all Classes of Group II Certificates other than the Class SB-II Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Group II Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) S1*Q1.

        Then, based on the foregoing definitions:

        AY5 =  AQ - AY6 - AY7 - AY8;

        AY6 =  (a/2){(A0S1 - A1S0)/S0S1};

        AY7 =  aAQ - AY6; and

        AY8 =  AY7.

          if   both AY6 and AY7, as so  determined,  are  non-negative  numbers.
               Otherwise:

        (1) If AY6, as so determined, is negative, then

        AY6 = 0;

        AY7 = a{A1S0Q0 - A0S1Q1}/{A1S0};

        AY8 = AY7; and

        AY5 = AQ - AY6 - AY7 - AY8.

        (2) If AY7, as so determined, is negative, then

        AY7 = 0;

        AY6 = a{A1S0Q0 - A0S1Q1}/{2S1S0Q1 -  A1S0};

        AY8 = AY7; and

        AY5 = AQ - AY6 - AY7 - AY8.

        REMIC II Realized Losses: Realized Losses on Group I Loans and Group II Loans shall be allocated to the REMIC II Regular Interests as follows: (1) The interest portion of Realized Losses on Group I Loans, if any, shall be allocated among the LT1, LT2, LT4 and LT-Y1 REMIC II Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and
(2) the interest portion of Realized Losses on Group II Loans, if any, shall be allocated among the LT5, LT6, LT8 and LT-Y2 REMIC II Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Loan Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to Loan Group I and Loan Group II shall be allocated to the REMIC I Regular Interests as follows: (1) The principal portion of Realized Losses on Group I Loans shall be allocated, first, to the LT-Y1 REMIC II Regular Interest to the extent that such losses were allocated to the Y-1 REMIC I Regular Interest in reduction of the Uncertificated Principal Balance thereof, second, to the LT 2, LT3 and LT4 REMIC II Regular Interests pro-rata according to their respective REMIC II Principal Reduction Amounts to the extent thereof in reduction of the Uncertificated Principal Balance of such REMIC II Regular Interests and, third, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the LT1 REMIC II Regular Interest in reduction of the Uncertificated Principal Balance thereof; and (2) the principal portion of Realized Losses on Group II Loans shall be allocated, first, to the LT-Y2 REMIC II Regular Interest to the extent that such losses were allocated to the Y-2 REMIC I Regular Interest in reduction of the Uncertificated Principal Balance thereof, second, to the LT 6, LT7 and LT8 REMIC II Regular Interests pro-rata according to their respective REMIC II Principal Reduction Amounts to the extent thereof in reduction of the

Uncertificated Principal Balance of such REMIC II Regular Interests and, third, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the LT5 REMIC II Regular Interest in reduction of the Uncertificated Principal Balance thereof.

        REMIC II Regular Interest LT1: A regular interest in REMIC II that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest LT1 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC II Regular Interest LT1 on such Distribution Date.

        REMIC II Regular Interest LT2: A regular interest in REMIC II that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest LT2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC II Regular Interest LT2 on such Distribution Date.

        REMIC II Regular Interest LT3: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT3 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest LT3 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC II Regular Interest LT3 on such Distribution Date.

        REMIC II Regular Interest LT4: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT4 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest LT4 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC II Regular Interest LT4 on such Distribution Date.

        REMIC II Regular Interest LT5: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT5 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest LT5 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC II Regular Interest LT5 on such Distribution Date.

        REMIC II Regular Interest LT6: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT6 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest LT6 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC II Regular Interest LT6 on such Distribution Date.

        REMIC II Regular Interest LT7: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT7 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest LT7 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC II Regular Interest LT7 on such Distribution Date.

        REMIC II Regular Interest LT8: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT8 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest LT8 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC II Regular Interest LT8 on such Distribution Date.

        REMIC II Regular Interest LT-Y1: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT-Y1 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest LT-Y1 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC II Regular Interest LT-Y1 on such Distribution Date.

        REMIC II Regular Interest LT-Y2: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

        REMIC II Regular Interest LT-Y2 Principal Distribution Amount: For any Distribution Date, the excess, if any, of the REMIC II Regular Interest LT-Y2 Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC II Regular Interest LT-Y2 on such Distribution Date.

        REMIC III: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, comprised of the REMIC II Regular Interests.

        REMIC III Basis Risk Shortfall: For any Distribution Date, the amount, if any, by which (A) the sum for all Classes of Class A Certificates and Class M Certificates of the product for each Class of (i) the lesser of (a) the value of LIBOR applicable for distributions to be made on such Distribution Date plus the applicable Margin and (b) the Weighted Average Maximum Net Mortgage Rate for such Distribution Date multiplied by a fraction whose numerator is 30 and whose denominator is the actual number of days in the related Interest Accrual Period,
(ii) a fraction whose numerator is the number of days in the Accrual Period related to such Distribution Date and whose denominator is 360, and (iii) the aggregate Certificate Principal Balance for such Class of Certificates after distributions and the allocation of Realized Losses on the prior Distribution Date exceeds (B) the product of (i) the Weighted Average Net Mortgage Rate (stated as a monthly rate) and (ii) the aggregate Stated Principal Balance of the Mortgage Loans after distributions and the allocation of Realized Losses on the prior Distribution Date.

        REMIC III Basis Risk Shortfall Carry-Forward Amount: For any Distribution Date, the amount, if any, by which (a) the sum of (i) the sum for all Classes of Class A Certificates and Class M Certificates of the product for each Class of (A) ) the lesser of (1) the value of LIBOR applicable for distributions to be made on the prior Distribution Date plus the applicable Margin and (2) the weighted average of the Net Mortgage Rates for such Distribution Date multiplied by a fraction whose numerator is 30 and whose denominator is the actual number of days in the related Interest Accrual Period,
(B) a fraction whose numerator is the number of days in the Accrual Period related to such prior Distribution Date and whose denominator is 360, and (C) the aggregate Certificate Principal Balance for such Class of Certificates after distributions and the allocation of Realized Losses on the second preceding Distribution Date and (ii) the REMIC III Basis Risk Shortfall Carry-Forward Amount for the prior Distribution Date exceeded (b) the product of (A) the Weighted Average Net Mortgage Rate for such prior Distribution Date stated as a monthly rate and (B) the aggregate Stated Principal Balance of the Mortgage Loans after taking account of distributions made and Realized Losses Allocated on the second preceding Distribution Date.

        REMIC III Interest Remittance Amount: For any Distribution Date and each Class of Class A Certificates and Class M Certificates, the Accrued Certificate Interest for such Class reduced by the portion thereof attributable to the excess, if any, of the related Pass-Through Rate over the related REMIC III Net WAC Cap Rate.

        REMIC III Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Mortgage Loans using the Net Mortgage Rates in effect for the Monthly Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for such Distribution Date.

        REMIC III Pass-Through Rate: For any Interest Accrual Period, with respect to the REMIC III Regular Interest SB-IO, the related Pass-Through Rate. With respect to the REMIC II Regular Interest SB-PO, zero. With respect to each other REMIC III Regular Interest and each Interest Accrual Period the lesser of
(a) LIBOR plus the related Margin for the related Distribution Date and (b) the weighted average of the Net Mortgage Rates Net for such Distribution Date multiplied by a fraction whose numerator is 30 and whose denominator is the actual number of days in the Interest Accrual Period.

        REMIC III Regular Interest: Any one of REMIC III Regular Interest A-I, REMIC III Regular Interest A-II, REMIC III Regular Interest M-1, REMIC III Regular Interest M-2, REMIC III Regular Interest M-3, REMIC II Regular Interest SB-IO or REMIC III Regular Interest SB-PO.

        REMIC III Regular Interest A-I: A regular interest in REMIC II which is has a principal balance equal to the principal balance of the Class A-I Certificates and which is entitled to interest at a rate equal to the lesser of
(i) LIBOR plus the Class A-I Margin and (ii) the weighted average of the Net Mortgage Rates. Interest accrued in any Accrual Period and not paid on the related Distribution Date shall carry forward to each succeeding Distribution Date without interest until paid.

        REMIC III Regular Interest A-II: A regular interest in REMIC II which is has a principal balance equal to the principal balance of the Class A-II Certificates and which is entitled to interest at a rate equal to the lesser of
(i) LIBOR plus the Class A-II Margin and (ii) the weighted average of the Net Mortgage Rates. Interest accrued in any Accrual Period and not paid on the related Distribution Date shall carry forward to each succeeding Distribution Date without interest until paid.

        REMIC III Regular Interest M-1: A regular interest in REMIC II which is has a principal balance equal to the principal balance of the Class M-1 Certificates and which is entitled to interest at a rate equal to the lesser of
(i) LIBOR plus the Class M-1 Margin and (ii) the weighted average of the Net Mortgage Rates. Interest accrued in any Accrual Period and not paid on the related Distribution Date shall carry forward to each succeeding Distribution Date without interest until paid.

        REMIC III Regular Interest M-2: A regular interest in REMIC II which is has a principal balance equal to the principal balance of the Class M-2 Certificates and which is entitled to interest at a rate equal to the lesser of
(i) LIBOR plus the Class M-2 Margin and (ii) the weighted average of the Net Mortgage Rates. Interest accrued in any Accrual Period and not paid on the related Distribution Date shall carry forward to each succeeding Distribution Date without interest until paid.

        REMIC III Regular Interest M-3: A regular interest in REMIC II which is has a principal balance equal to the principal balance of the Class M-3 Certificates and which is entitled to interest at a rate equal to the lesser of
(i) LIBOR plus the Class M-3 Margin and (ii) the weighted average of the Net Mortgage Rates. Interest accrued in any Accrual Period and not paid on the related Distribution Date shall carry forward to each succeeding Distribution Date without interest until paid.

        REMIC III Regular Interest SB-IO: A regular interest in REMIC III that has no initial principal, that bears interest at the related Pass-Through Rate, and that has such other terms as are described herein.

        REMIC III Regular Interest SB-PO: A regular interest in REMIC III that has an initial principal balance equal to the initial principal balance for the Class SB Certificated, as set forth in the Preliminary Statement, that bears no interest, and that has such other terms as are described herein.

        Required Overcollateralization Amount: With respect to the Mortgage Loans, an amount equal to the product of (a) 0.35% and (b) the Cut-off Date Balance. The Required Overcollateralization Amount may be reduced so long as written confirmation is obtained from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A Certificates and Class M Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

        Reserve Fund: The separate trust account created and maintained by the Trustee pursuant to Section 4.09 hereof.

        Senior Accelerated Distribution Percentage:  Not applicable.

        Senior Certificate:  Any one of the Class A Certificates.

        Senior Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Certificate Principal Balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the Aggregate Adjusted Stated Principal Balance of the Mortgage Loans on such Distribution Date.

        Sixty-Plus Delinquency Percentage: With respect to any Distribution Date, the arithmetic average, for each of the three consecutive Distribution Dates ending with such Distribution Date, of the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in foreclosure, and REO Properties over (y) the Aggregate Adjusted Stated Principal Balance for the immediately preceding Distribution Date.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, as of any Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the previous Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Stepdown Date: The earlier to occur of (a) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (b) the Distribution Date which is the later to occur of (i) the Distribution Date in April 2007 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is equal to or greater than 9.10%.

        Subordinate Component: With respect to each Loan Group and any Distribution Date, the aggregate of the Stated Principal Balances in such Loan Group for such Distribution Date, minus the aggregate Certificate Principal Balance of the related Class A Certificates immediately prior to such Distribution Date.

        Subordination Percentage: With respect to the Class A Certificates and each Class of Class M Certificates, the respective percentage set forth below.

        Class           Percentage
        A                 90.90%
        M-1               95.10%
        M-2               98.20%
        M-3               99.30%

        Trigger Event: A Trigger Event is in effect with respect to any Distribution Date on or after the Stepdown Date if either (a) the Sixty-Plus Delinquency Percentage for such Distribution Date exceeds 40.00% of the Senior Enhancement Percentage for such Distribution Date or (b) the aggregate amount of Realized Losses on the Mortgage Loans as a percentage of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable amount set forth below:

        (i)    from April 2007 to and including March 2008:  0.50%

        (ii)   from April 2008 to and including March 2009:  0.75%

        (iii) April 2009 and thereafter: 1.00%.

        2004-3 REMIC: Any of REMIC I, REMIC II or REMIC III, as the case may be.

        Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For

REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls and Relief Act Shortfalls (to the extent not covered by Compensating Interest) (i) relating to the Loan Group I Loans for any Distribution Date shall be allocated among REMIC I Regular Interests Y-1 and Z-1 and (ii) relating to the Loan Group II Loans shall be allocated among the REMIC I Regular Interests Y-2 and Z-2, pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interest for any Distribution Date, any Prepayment Interest Shortfalls and Relief Act Shortfalls (to the extent not covered by Compensating Interest)
(i) relating to the Loan Group I Loans for any Distribution Date shall be allocated among REMIC II Regular Interests LT1, LT2, LT3, LT4 and LT-Y1 and (ii) relating to the Loan Group II Loans for any Distribution Date shall be allocated among REMIC II Regular Interests LT5, LT6, LT7, LT8 and LT-Y2, pro rata, based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence. Uncertificated Interest on REMIC III Regular Interest SB-PO shall be zero. Uncertificated Interest on the REMIC III Regular Interest SB-IO for each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates.

        Uncertificated   Pass-Through   Rate:   The   Uncertificated   REMIC   I
Pass-Through Rate, Uncertificated REMIC II Pass-Through Rate or Uncertificated REMIC III Pass Through Rate, as applicable.

        Uncertificated Principal Balance: The principal amount of any Uncertificated Regular Interest outstanding as of any date of determination. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall be reduced first by Realized Losses allocated thereto by the definition of REMIC I Realized Losses or Realized Losses, as applicable, and by all distributions of principal deemed made on such Uncertificated Regular Interest on such Distribution Date. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall never be less than zero.

        Uncertificated Regular Interests: The REMIC I Regular Interests and the REMIC II Regular Interests.

        Uncertificated REMIC I Pass-Through Rate: With respect to any Distribution Date, the REMIC I Regular Interest Y-1 and the REMIC I Regular Interest Z-1, the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I. With respect to any Distribution Date the REMIC I Regular Interest Y-2 and the REMIC I Regular Interest Z-2, the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group II.

        Uncertificated REMIC II Pass-Through Rate: With respect to any Distribution Date and (i) REMIC II Regular Interests LT1, LT2 and LT-Y1, the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I, (ii) REMIC II Regular Interests LT5, LT6 and LT-Y2, the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group II, (iii) REMIC II Regular Interests LT3 and LT7, zero (0.00%), (iv) REMIC II Regular Interest LT4, twice the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group I and (v) REMIC II Regular Interest LT8, twice the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan Group II

        Underwriter:  Bears, Stearns & Co. Inc.

        Weighted Average Maximum Net Mortgage Rate: The weighted average of the Maximum Net Mortgage Rates on the Mortgage Loans, weighted on the basis of the Stated Principal Balances thereof as of the beginning of the related Due Period, multiplied by a fraction equal to 30 divided by 25 with respect to the first Interest Accrual Period.

SECTION 1.02.  DETERMINATION OF LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rate on the LIBOR Certificates for any Interest Accrual Period will be determined as of each LIBOR Rate Adjustment Date. On each LIBOR Rate Adjustment Date, or if such LIBOR Rate Adjustment Date is not a Business Day, then on the next succeeding Business Day, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Moneyline Telerate Capital Markets Report as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the LIBOR Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the LIBOR Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous
Distribution Date for the third consecutive Distribution Date, the Trustee, after consultation with the Master Servicer, shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. The establishment of LIBOR by the Trustee and the Master Servicer on any LIBOR Rate Adjustment Date and the Master Servicer's subsequent calculation of the Pass-Through Rate applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder with the Pass-Through Rate on the LIBOR Certificates for the current and the immediately preceding Interest Accrual Period via the Trustee's website (which can be obtained by calling the Trustee's shareholder relations desk at 800-735-7777).

SECTION 1.03.  USE OF WORDS AND PHRASES.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.  CONVEYANCE OF MORTGAGE LOANS.

(A) (SEE SECTION 2.01(A) OF THE STANDARD TERMS)

(B) (See Section 2.01(b) of the Standard Terms)

(C) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii),
(iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

(D) (SEE SECTION 2.01(D) OF THE STANDARD TERMS)

(E) (SEE SECTION 2.01(E) OF THE STANDARD TERMS)

(F) (SEE SECTION 2.01(F) OF THE STANDARD TERMS)

(G) (SEE SECTION 2.01(G) OF THE STANDARD TERMS)

(H) (SEE SECTION 2.01(H) OF THE STANDARD TERMS)

(I) In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Company delivered or caused to be delivered hereunder to the Trustee, the Hedge Agreements (the delivery of which shall evidence that the fixed payment for the Hedge Agreements has been paid and the Trustee and the Trust Fund shall have no further payment obligation thereunder and that such fixed payment has been authorized hereby).

SECTION 2.02.  ACCEPTANCE BY TRUSTEE.  (See Section 2.02 of the Standard Terms.)

SECTION 2.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE COMPANY.

(A) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(B) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(I) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(II) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(III) The Mortgage Loans are fully-amortizing, adjustable-rate mortgage loans with Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

          (IV) To the best of the Company's knowledge, except with respect to five Mortgage Loans in Loan Group I, representing approximately 0.2% of the principal balance of the Group I Loans at origination, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(V) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

          (VI) No more than 0.7% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in Massachusetts, and no more than 0.5% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside Massachusetts; and no more than 2.5% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 1.3% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(VII) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(VIII) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

          (IX) Approximately 61.47% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 22.11% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 2.31% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program; and approximately 68.32% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 16.66% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 1.07% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(X) Except with respect to approximately 33.25% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date and approximately 5.37% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(XI)           None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(XII) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(XIII) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(XIV)          No Mortgage Loan is a Cooperative Loan;

          (XV) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(XVI) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(XVII) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(XVIII) None of the Mortgage Loans have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(XIX) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(XX) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

SECTION 2.04.  REPRESENTATIONS AND WARRANTIES OF SELLERS.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to
Section 4 of the Assignment Agreement was the representation and warranty set forth in clause (k) of Section 4 thereof, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 2.04, Residential Funding shall deliver to the Trustee or the Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the representation and warranty in clause (k) of Section 4 thereof shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

SECTION  2.05.   EXECUTION  AND  AUTHENTICATION  OF   CERTIFICATES/ISSUANCE   OF
CERTIFICATES EVIDENCING INTERESTS IN REMIC I CERTIFICATES.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence the beneficial interest in REMIC I, the Class R-II Certificates in authorized denominations which together with the Uncertificated REMIC II Regular Interests, evidence the beneficial interest in REMIC II and the Class R-III Certificates in authorized denominations which together with the Uncertificated REMIC III Regular Interests, evidence the beneficial interest in REMIC III.

SECTION 2.06. CONVEYANCE OF UNCERTIFICATED REMIC I, REMIC II AND REMIC II REGULAR INTERESTS; ACCEPTANCE BY THE TRUSTEE.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests and the REMIC II Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I or Class R-II Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and Uncertificated REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates or Class R-II Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates or Class R-II Certificates) to receive distributions from the proceeds of REMIC III in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

SECTION 2.07. ISSUANCE OF CERTIFICATES EVIDENCING INTEREST IN REMIC III.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I, Class R-II and Class R-III Certificates) in authorized denominations, which evidence the beneficial interest in the entire REMIC III.

SECTION 2.08. PURPOSES AND POWERS OF THE TRUST. (See Section 2.08 of the Standard Terms.)

ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01. MASTER SERVICER TO ACT AS SERVICER. (See Section 3.01 of the Standard Terms.)

SECTION 3.02. SUBSERVICING AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS; ENFORCEMENT OF SUBSERVICERS' AND SELLERS' OBLIGATIONS.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master

Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to the Standard Terms as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

        (B)    (SEE SECTION 3.02(B) OF THE STANDARD TERMS)

SECTION 3.03. SUCCESSOR SUBSERVICERS. (See Section 3.03 of the Standard Terms.)

SECTION 3.04. LIABILITY OF THE MASTER SERVICER. (See Section 3.04 of the Standard Terms.)

SECTION 3.05. NO CONTRACTUAL RELATIONSHIP BETWEEN SUBSERVICER AND TRUSTEE OR CERTIFICATEHOLDERS. (See Section 3.05 of the Standard Terms.)

SECTION 3.06. ASSUMPTION OR TERMINATION OF SUBSERVICING AGREEMENTS BY TRUSTEE. (See Section 3.06 of the Standard Terms.)

SECTION 3.07. COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; DEPOSITS TO CUSTODIAL ACCOUNT.

(A) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program

               Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's
               determination   such  waiver,   modification,   postponement   or
               indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized
               Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage
               Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrue, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(B) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(I) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(II) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(III)          Insurance   Proceeds,   Subsequent   Recoveries  and  Liquidation
               Proceeds (net of any related expenses of the Subservicer);

          (IV) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause 4(k) of the Assignment Agreement) and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to
               Section 2.03 or 2.04;

(V) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(VI) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(VII) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(VIII)         Any amounts received by the Master Servicer in respect of Pledged
               Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (C) - (D). (See Section 3.07(c) -(d) of the Standard Terms.)

SECTION 3.08. SUBSERVICING ACCOUNTS; SERVICING ACCOUNTS. (See Section 3.08 of the Standard Terms.)

SECTION 3.09. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. (See Section 3.09 of the Standard Terms.)

SECTION 3.10.  PERMITTED  WITHDRAWALS FROM THE CUSTODIAL  ACCOUNT.  (See Section
3.10 of the Standard Terms.)

SECTION 3.11. MAINTENANCE OF THE PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER. (See Section 3.11 of the Standard Terms.)

SECTION 3.12. MAINTENANCE OF FIRE INSURANCE AND OMISSIONS AND FIDELITY COVERAGE. (See Section 3.12 of the Standard Terms.)

SECTION 3.13. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AND MODIFICATION AGREEMENTS; CERTAIN ASSIGNMENTS. (See Section 3.13 of the Standard Terms.)

SECTION 3.14. REALIZATION UPON DEFAULTED MORTGAGE LOANS. (See Section 3.14 of the Standard Terms.)

SECTION 3.15. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. (See Section 3.15 of the Standard Terms.)

SECTION 3.16.  SERVICING AND OTHER  COMPENSATION;  COMPENSATING  INTEREST.  (See
Section 3.16 of the Standard Terms.)

SECTION 3.17. REPORTS TO THE TRUSTEE AND THE COMPANY. (See Section 3.17 of the Standard Terms.)

SECTION 3.18. ANNUAL STATEMENT AS TO COMPLIANCE. (See Section 3.18 of the Standard Terms.)

SECTION 3.19. ANNUAL  INDEPENDENT  PUBLIC  ACCOUNTANTS'  SERVICING REPORT.  (See
Section 3.19 of the Standard Terms.)

SECTION  3.20.  RIGHTS OF THE  COMPANY IN RESPECT OF THE MASTER  SERVICER.  (See
Section 3.20 of the Standard Terms.)

SECTION 3.21. ADMINISTRATION OF BUYDOWN FUNDS. (See Section 3.21 of the Standard Terms.)

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.  CERTIFICATE ACCOUNT.  (See Section 4.01 of the Standard Terms.)

(A) (See Section 4.01(a) of the Standard Terms.)

(B) (See Section 4.01(b) of the Standard Terms.)

SECTION 4.02.  DISTRIBUTIONS.

(A) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available Distribution Amount to the extent on deposit in the Certificate Account for such date to the interests issued in respect of REMIC I, REMIC II and REMIC III as specified in this Section.

(B) (1) On each Distribution Date, the REMIC I Distribution Amount shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests in the amounts and with the priorities set forth in the definition thereof.

               (2) On each Distribution Date, the REMIC II Distribution Amount shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests in the amounts and with the priorities set forth in the definition thereof.

               (3) Notwithstanding the distributions on the REMIC Regular Interests described in this Section 4.02(b), distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

(C) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each
Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts) of the Available Distribution Amount on deposit in the Certificate Account, as follows:

(I) from the Interest Remittance Amount on deposit in the Certificate Account, sequentially:

                             (A) first, to the Class A-I and Class A-II, the related Class A Interest Distribution Amount, in the amounts and in the priority for each such Class set forth under the definition thereof;

                             (B) second, to the Class M-1 Certificates,  Accrued
               Certificate Interest due thereon for such Distribution Date;

                             (C) third,  to the Class M-2  Certificates  Accrued
               Certificate Interest due thereon for such Distribution; and

                             (D) fourth,  to the Class M-3 Certificates  Accrued
               Certificate Interest due thereon for such Distribution Date;

(II) from the Principal Distribution Amount, to the Class A Certificateholders and the Class M Certificateholders, which amount shall be allocated in the manner and priority set forth in
               Section 4.02(d), until the aggregate Certificate Principal Balance of each Class of Class A Certificates and Class M Certificates has been reduced to zero;

(III) to the Class A Certificateholders and Class M Certificateholders from Excess Cash Flow (excluding any Excess Cash Flow attributable to Hedge Payments), which amount shall be allocated as follows:

                             (A) first,  as part of the  Principal  Distribution
               Amount, the principal portion of Realized Losses incurred on the Mortgage Loans for the preceding calendar month; and

                             (B) second,  commencing on the Distribution Date in
               October 2004, as part of the Principal Distribution Amount, the Overcollateralization Increase Amount;

(IV) to the Class A Certificateholders and Class M Certificateholders from any Excess Cash Flow (including any Excess Cash Flow attributable to Hedge Payments) remaining after the distributions set forth in Section 4.02(c)(iii), which amount shall be allocated as follows:

                             (A) the amount of any related  Prepayment  Interest
               Shortfalls with respect to the Mortgage Loans for that Distribution Date, to the extent not covered by Compensating
               Interest on such Distribution Date, which amount shall be allocated to the Class A Certificateholders and Class M Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto for such Distribution Date;

                             (B) the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date, which amount shall be allocated to the Class A Certificateholders and Class M Certificateholders on a pro rata basis, based on the amount of Prepayment Interest Shortfalls remaining unpaid;

                             (C) to the  Class  A  Certificateholders,  (a)  any
               Interest Carry Forward Amount to the extent not paid from the Interest Remittance Amount for the Class A Certificateholders for such Distribution Date and then (b) the principal portion of any Realized Losses previously allocated to the Class A Certificateholders and remaining unreimbursed, which amount shall be allocated to such Certificateholders on a pro rata basis, based on their respective principal portion of any Realized Losses previously allocated to thereto;

                             (D) to the  Class M-1  Certificateholders,  (a) any
               Interest Carry Forward Amount for the Class M-1 Certificateholders for such Distribution Date and then (b) the principal portion of any Realized Losses previously allocated to the Class M-1 Certificateholders and remaining unreimbursed;

                             (E) to the  Class M-2  Certificateholders,  (a) any
               Interest Carry Forward Amount for the Class M-2 Certificateholders for such Distribution Date and then (b) the principal portion of any Realized Losses previously allocated to the Class M-2 Certificateholders and remaining unreimbursed;

                             (F) to the  Class M-3  Certificateholders,  (a) any
               Interest Carry Forward Amount for the Class M-3 Certificateholders for such Distribution Date and then (b) the principal portion of any Realized Losses previously allocated to the Class M-3 Certificateholders and remaining unreimbursed;

                             (G) to the Class A Certificates and Class M Certificates from the amount, if any, of Excess Cash Flow remaining after the foregoing distributions the amount of any Group I Basis Risk Shortfall, Group II Basis Risk Shortfall and Class M Basis Risk Shortfall, as applicable, on such Certificates, which amount shall be allocated first, to the Class A Certificates on a pro rata basis, based on their respective Group I Basis Risk Shortfall and Group II Basis Risk Shortfall for such Distribution Date, and then, sequentially, to the Class M-1 Certificateholders, Class M-2 Certificateholders and Class
               M-3 Certificateholders, in that order and in each case for such Class and such Distribution Date;

                             (H) to the  Class  SB  Certificates,  (A)  from the
               amount, if any, of the Excess Cash Flow remaining after the foregoing distributions, the Class SB Distribution Amount, and
               (B) from prepayment charges on deposit in the Certificate Account, any prepayment charges received on the Mortgage Loans during the related Prepayment Period;

                             (I)  from any  remaining  Excess  Cashflow,  to the
               Class  SB  Certificates,   any  unreimbursed  Class  SB  Advanced
               Amounts; and

                             (J) to the Class R Certificateholders, the balance,
               if any, of the Available Distribution Amount.

               All payments of amounts in respect of Basis Risk Shortfall (excluding payments attributable to the Hedge Payments) made pursuant to clause
(G) of this Section 4.02(c)(iv) shall, for federal income tax purposes, be deemed to have been distributed from REMIC III to the holder of the Class SB Certificates and then paid outside of any REMIC to the recipients thereof pursuant to an interest rate cap contract. By accepting their Certificates the holders of the Certificates agree so to treat such payments for purposes of filing their income tax returns.

(D) The Principal Distribution Amount payable to the Class A Certificateholders and the Class M Certificateholders shall be distributed as follows:

(I) first, the Class A Principal Distribution Amount shall be distributed as follows:

                             (A) first,  concurrently,  the Class A-I  Principal
               Distribution   Amount  will  be  distributed  to  the  Class  A-I
               Certificates, until the Certificate Principal Balance of the Class A-I Certificates has been reduced to zero, and the Class A-II Principal Distribution Amount will be distributed to the Class A-II Certificates, until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero; and

                             (B) second, any remaining Class A Principal Distribution Amount will be distributed to the remaining Class of Class A Certificates, until the Certificate Principal Balance of that Class of Class A Certificates has been reduced to zero;

(II) second, the Class M-1 Principal Distribution Amount shall be distributed to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(III) third, the Class M-2 Principal Distribution Amount shall be distributed to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

(IV) fourth, the Class M-3 Principal Distribution Amount shall be distributed to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(E) Notwithstanding the foregoing clauses (c) and (d), upon the reduction of the Certificate Principal Balance of a Class of Class A Certificates or Class M Certificates to zero, such Class of Certificates will not be entitled to further distributions pursuant to Section 4.02, including, without limitation, the payment of current and unreimbursed Prepayment Interest Shortfalls pursuant to clauses (c)(iv)(A) and (B) and the Group I Basis Risk Shortfall, Group II Basis Risk Shortfall and Class M Basis Risk Shortfall pursuant to clause (c)(iv)(G).

(F) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(G) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
               (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in
               Section 9.01(d).

SECTION 4.03.  STATEMENTS TO  CERTIFICATEHOLDERS;  EXCHANGE ACT REPORTING.  (See
Section 4.03 of the Standard Terms.)

SECTION 4.04. DISTRIBUTION OF REPORTS TO THE TRUSTEE AND THE COMPANY; ADVANCES BY THE MASTER SERVICER.

(A) (See Section 4.04(a) of the Standard Terms.)

(B) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to aggregate amount of Monthly Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage
Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers' Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, or (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of
(i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

SECTION 4.05.  ALLOCATION OF REALIZED LOSSES.

(A) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash
Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses on the Mortgage Loans shall be allocated as follows:

        first, to the Excess Cash Flow as part of the Principal Distribution Amount as provided in Section 4.02(c)(ii), to the extent of the Excess Cash Flow for such Distribution Date,

        second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

        third, to the Class M-3 Certificates;

        fourth, to the Class M-2 Certificates;

        fifth, to the Class M-1 Certificates; and

        sixth, for Realized Losses on the Group I Loans, sequentially, to the Class A-I Certificates and Class A-II Certificates, in that order, and for Realized Losses on the Group II Loans, sequentially, to the Class A-II Certificates and Class A-I Certificates, in that order.

(B) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A Certificates or Class M Certificates on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date, until the Certificate Principal Balance thereof has been reduced to zero; provided, that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans. Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) to any Class of Class A Certificates or Class M Certificates on any Distribution Date shall be made by operation of the definition of "Accrued Certificate Interest" for each Class for such
Distribution Date. Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the priority of payment provisions of
Section 4.02(c). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(C) Realized Losses shall be allocated among the REMIC I Certificates pursuant to the definition of REMIC I Realized Losses.

(D) Realized Losses shall be allocated among the REMIC II Certificates pursuant to the definition of REMIC II Realized Losses.

SECTION 4.06. REPORTS OF FORECLOSURES AND ABANDONMENT OF MORTGAGED PROPERTY. (See Section 4.06 of the Standard Terms.)

SECTION 4.07. OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS. (See Section 4.07 of the Standard Terms.)

SECTION 4.08.  SURETY BOND.  (See Section 4.08 of the Standard Terms.)

SECTION 4.09.  RESERVE FUND.

(a) On or before the Closing Date, the Trustee shall establish a Reserve Fund on behalf of the Holders of the Offered Certificates. The Reserve Fund must be an Eligible Account. The Reserve Fund shall be entitled "Reserve Fund, Deutsche Bank Trust Company Americas as Trustee for the benefit of holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2004-QA1". The Trustee shall demand payment of all money payable by the Hedge Counterparty under the Hedge Agreements. The Trustee shall deposit in the Reserve Fund all payments received by it from the Hedge Counterparty pursuant to the Hedge Agreements and, prior to distribution of such amounts pursuant to
Section 4.02(c)(iv)(G), the amounts otherwise distributable pursuant to Section 4.02(c)(iv)(G). On each Distribution Date, the Trustee shall remit amounts received by it from the Hedge Counterparty to the Holders of the Offered Certificates in the manner provided in Section 4.02(c)(iv).

(b) The Reserve Fund is an "outside reserve fund" within the meaning of Treasury Regulation '1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any 2004-3 REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Reserve Fund. The Class SB Certificateholders shall be the beneficial owner of the Reserve Fund, subject to the power of the Trustee to distribute amounts under Section 4.02(c)(iv). For federal income tax purposes, amounts distributed to Certificateholders pursuant to Section 4.02(c)(iv)(G) (other than Excess Cash Flow attributable to Hedge Payments, which under Section 4.09(a) are already deemed owned by the Class SB Certificateholders) will be treated as first distributed to the Class SB Certificateholders and then paid from the Class SB Certificateholders to the applicable holders of the Offered Certificates. Amounts in the Reserve Fund shall, at the direction of the Class SB Certificateholder, be held either uninvested in a trust or deposit account of the Trustee with no liability for interest or other compensation thereon or invested in Permitted Investments that mature no later than the Business Day prior to the next succeeding Distribution Date. The Trustee shall distribute all net income and gain from such investments in the Reserve Fund to the Class SB Certificateholder, not as a distribution in respect of any interest in any 2004-3 REMIC, on each Distribution Date. All amounts earned on amounts on deposit in the Reserve Fund shall be taxable to the Class SB Certificateholder. Any losses on such investments shall be deposited in the Reserve Fund by the Class SB Certificateholder out of its own funds immediately as realized.

ARTICLE V

                                THE CERTIFICATES

SECTION 5.01.  THE CERTIFICATES.

(A) (See Section 5.01(a) of the Standard Terms.)

(B) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

               The Class A Certificates and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A Certificate and Class M Certificate through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date. If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners
requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

               In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal
Balance of such Class of Certificates by the amount of the Definitive Certificates.

               Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under
Section 5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(C) (See Section 5.01(c) of the Standard Terms.)

SECTION 5.02. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(A) (See Section 5.02(a) of the Standard Terms.)

(B) (See Section 5.02(b) of the Standard Terms.)

(C) (See Section 5.02(c) of the Standard Terms.)

(D) (See Section 5.02(d) of the Standard Terms.)

(E) (i) In the case of any Class SB or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class SB or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class SB Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor").

                      (ii) and (iii)(See Section 5.02(e)(ii) and (e)(iii) of the Standard
Terms.)

(F) See Section 5.02(f) of the Standard Terms.)

(G) (See Section 5.02(g) of the Standard Terms.)

SECTION 5.03. MUTILATED,  DESTROYED,  LOST OR STOLEN CERTIFICATES.  (See Section
5.03 of the Standard Terms.)

SECTION 5.04.  PERSONS DEEMED OWNERS.  (See Section 5.04 of the Standard Terms.)

SECTION 5.05. APPOINTMENT OF PAYING AGENT. (See Section 5.05 of the Standard Terms.)

SECTION 5.06.  U.S. PATRIOT ACT COMPLIANCE.

        In order for it to comply with its duties under the U.S. Patriot Act, the Trustee shall obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.





ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (See Article VI of the Standard Terms.)



ARTICLE VII

                                     DEFAULT

                    (See Article VII of the Standard Terms.)



ARTICLE VIII

                             CONCERNING THE TRUSTEE

SECTION 8.01.  DUTIES OF TRUSTEE (See Section 8.01 of the Standard Terms).

SECTION 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE (See Section 8.02 of the Standard Terms).

SECTION 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS (See Section
8.03 of the Standard Terms).

SECTION 8.04. TRUSTEE MAY OWN CERTIFICATES (See Section 8.04 of the Standard Terms).

SECTION   8.05.   MASTER   SERVICER  TO  PAY   TRUSTEE'S   FEES  AND   EXPENSES;
INDEMNIFICATION.

               (A)    (SEE SECTION 8.01(A) OF THE STANDARD TERMS)

               (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of Section 2.01(c), including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

               (c) (See Section 8.05(c) of the Standard Terms)

               (d) (See Section 8.05(d) of the Standard Terms)

SECTION 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE (See Section 8.06 of the Standard Terms).

SECTION 8.07. RESIGNATION AND REMOVAL OF THE TRUSTEE (See Section 8.07 of the Standard Terms).

SECTION 8.08.  SUCCESSOR TRUSTEE (See Section 8.08 of the Standard Terms).

SECTION 8.09. MERGER OR CONSOLIDATION OF TRUSTEE (See Section 8.09 of the Standard Terms).

SECTION 8.10. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE (See Section 8.10 of the Standard Terms).

SECTION  8.11.  APPOINTMENT  OF  CUSTODIANS  (See  Section  8.11 of the Standard
Terms).

SECTION 8.12. APPOINTMENT OF OFFICE OR AGENCY (See Section 8.12 of the Standard Terms).





ARTICLE IX

                                   TERMINATION

SECTION 9.01. OPTIONAL PURCHASE BY THE MASTER SERVICER OF ALL CERTIFICATES; TERMINATION UPON PURCHASE BY THE MASTER SERVICER OR LIQUIDATION OF ALL MORTGAGE LOANS.

(A) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(I) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

          (II) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid
               principal   balance,   the  fair  market  value  of  the  related
               underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of
               Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the representation and warranty set forth in clause (k) of such Section, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Optional Termination Date.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on or after the Optional Termination Date, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

        (B) - (E). (See Section 9.01(b) - (e) of the Standard Terms.)

SECTION 9.02. ADDITIONAL TERMINATION REQUIREMENTS. (See Section 9.02 of the Standard Terms.)

SECTION 9.03. TERMINATION OF MULTIPLE REMICS. (See Section 9.03 of the Standard Terms.)

ARTICLE X

                                REMIC PROVISIONS


SECTION 10.01. REMIC ADMINISTRATION.  (See Section 10.01 of the Standard Terms.)

SECTION 10.02. MASTER SERVICER; REMIC ADMINISTRATOR AND TRUSTEE INDEMNIFICATION. (See Section 10.02 of the Standard Terms.)

SECTION 10.03. DESIGNATION OF REMIC.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans) as a REMIC ("REMIC I"), will make an election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes and will make an election to treat the pool of assets comprised of the Uncertificated REMIC II Regular Interests as a REMIC ("REMIC III") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law. The Uncertificated REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under the federal income tax law

        The Class A-I Certificates, Class A-II Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class SB Certificates and the Uncertificated REMIC III Regular Interests, will be "regular interests" in REMIC III, and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

SECTION 10.04. DISTRIBUTIONS ON THE UNCERTIFICATED REMIC I AND REMIC II REGULAR INTERESTS. (See Section 4.02(c) of this Series Supplement.)

SECTION 10.05. COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.01. AMENDMENT.  (See Section 11.01 of the Standard Terms.)

SECTION 11.02. RECORDATION OF AGREEMENT; COUNTERPARTS. (See Section 11.02 of the Standard Terms.)

SECTION 11.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. (See Section 11.03 of the Standard Terms.)

SECTION 11.04. GOVERNING LAWS.  (See Section 11.04 of the Standard Terms.)

SECTION 11.05. NOTICES. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:



------------------------------------- ------------------------------------------
RECIPIENT                             ADDRESS
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
Company                               8400 Normandale Lake Boulevard
                                      Suite 250
                                      Minneapolis, Minnesota  55437
                                        Attention: President
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
Master Servicer                       2255 N. Ontario Street, Suite 400
                                      Burbank, California 91504-2130
                                      Attention:  Managing Director/Master
                                        Servicing
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
Trustee                               Corporate Trust Office
                                      1761 East St. Andrew Place
                                      Santa Ana, California 92705-4934
                                      Attention:  Residential Accredit Loans, In
                                                 Series 2004-QA1

                                      The Trustee designates its offices located
                                      at c/o DTC  Transfer  Services,  55  Water
                                      Street, Jeanette Street Park Entrance, New
                                      York, New York 10041,  for the purposes of
                                      Section 8.12 of the Standard Terms
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
Moody's Investors Service, Inc.       99 Church Street, 4th Floor
                                      New York, New York 10004
------------------------------------- ------------------------------------------
------------------------------------- ------------------------------------------
Standard & Poor's Ratings Services,   55 Water Street
a division of The McGraw-Hill         41st Floor
Companies, Inc.                       New York, New York 10041
------------------------------------- ------------------------------------------


Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

SECTION 11.06.  REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.  (See Section
11.06 of the Standard Terms.)

SECTION 11.07. SEVERABILITY OF PROVISIONS. (See Section 11.07 of the Standard Terms.)

SECTION 11.08. SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION. (See Section 11.08 of the Standard Terms.)

SECTION 11.09. ALLOCATION OF VOTING RIGHTS.

        The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.00% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates and Class M Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated to the Holders of Class SB Certificates, and 1/3 of 1.00% of all of the Voting Rights shall be allocated to the Holders of each Class of the Class R-I, Class R-II and Class R-III Certificates; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

SECTION 11.10. NO PETITION.

        The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                   RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                   By: /s/ Benita Bjorgo
                                   Name: Benita Bjorgo
                                   Title:  Vice President
Attest: _/s/ Lisa Lundsten___
        Name: Lisa Lundsten
        Title: Managing Director

                                   RESIDENTIAL FUNDING CORPORATION
[Seal]

                                   By: /s/ Diane Wold
                                   Name:   Diane Wold
                                   Title:  Managing Director
Attest: _/s/ Benita Bjorgo______
        Name:  Benita Bjorgo
        Title: Vice President

                                   DEUTSCHE BANK TRUST COMPANY AMERICAS, as
[Seal] Trustee


                                   By: /s/ Brent Hoyler
                                   Name: Brent Hoyler
                                   Title:  Associate

                                   By: /s/ Ronaldo Reyes
                                   Name: Ronaldo Reyes
                                   Title:  Associate
Attest: _/s/ Jeremy Conyers_____
        Name: Jeremy Conyers
        Title: Associate

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN    )

        On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared Benita Bjorgo, known to me to be a Vice
President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            /s/ Brian S. Bangerter
                                                   Notary Public
[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared _Diane Wold_________, known to me to be a(n) ____________________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            /s/ Brian S. Bangerter
                                                   Notary Public
[Notarial Seal]

STATE OF CALIFORNIA          )
                             ) ss.:
COUNTY OF ORANGE      )

        On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared _Brent Hoyler__, known to me to be a(n) _Associate ____ of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            /s/ Nicholas Charles Gisler
                                                   Notary Public
[Notarial Seal]




STATE OF CALIFORNIA          )
                             ) ss.:
COUNTY OF ORANGE             )

        On the 30th day of March, 2004 before me, a notary public in and for said State, personally appeared _Ronaldo Reyes_, known to me to be a(n) Assistant Vice President_ of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                            /s/ Nicholas Charles Gisler
                                                   Notary Public
        [Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

                             AVAILABLE UPON REQUEST


  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSDARM-01
  AT         : 08.58.36            ARM PASSTHRU REPORT        AMORTIZED BALANCE
  SERIES     : RALI 2004-QA1  ARM CONFORMING                  CUTOFF : 03/01/04
  POOL       : 0004808
             :
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP MARGIN
  POST STRIP RATE             STRIP
  ----------------------------------------------------------------------------

       8515778                  .2500              10.0000
        62,537.09               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8550176                  .2500              10.1250
        71,427.60               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8562466                  .2500              10.8750
       162,436.48               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8575688                  .2500              15.5000
       198,640.21               .0500              15.4500
             5.3750             .0000              15.4500
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8603968                  .2500               9.8750
       255,765.93               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8605030                  .2500              11.1250
       222,278.35               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       8613770                  .2500              10.6250
       212,789.99               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8621388                  .2500              12.0000
       265,843.99               .0500              11.9500
             6.2500             .0000              11.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8627570                  .2500              11.6250
        79,395.98               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8633660                  .2500              12.0000
        99,391.77               .0500              11.9500
             6.2500             .0000              11.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8650104                  .2500              10.3750
       245,272.31               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       8664371                  .2500              10.3750
       141,157.57               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8682498                  .2500              11.7500
       172,684.33               .0500              11.7000
             6.0000             .0000              11.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8686592                  .2500              11.7400
        60,630.33               .0500              11.6900
             5.9900             .0000              11.6900
             5.7400             .0000                2.9500
             5.6900             .0000                2.9500
             5.6900             .0000
1



       8690420                  .2500              12.0000
        75,633.65               .0500              11.9500
             6.2500             .0000              11.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8742776                  .2500              10.5000
       111,310.22               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8770972                  .2500              10.5000
        82,938.91               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8773950                  .2500              10.6250
       171,034.97               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8774580                  .2500              11.2500
       132,413.68               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8778386                  .2500              11.6250
        62,741.18               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8791784                  .2500              11.2500
       133,246.03               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8802544                  .2500              11.5000
       128,457.38               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       8811091                  .2500               9.6250
       217,576.04               .0500               9.5750
             4.8750             .0000               9.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8816290                  .2500              11.6250
       117,515.21               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8822088                  .2500              10.3750
       283,462.18               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8822098                  .2500              10.5000
       284,492.61               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8840724                  .2500              11.1250
       296,157.58               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8841972                  .2500              11.0000
       161,037.91               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8849622                  .2500              11.3750
       136,927.80               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8851284                  .2500              10.6250
       184,590.70               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000
1



       8852342                  .2500              11.3750
       159,310.97               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8855444                  .2500              10.7500
       285,363.31               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8862974                  .2500              10.7400
       209,977.68               .0500              10.6900
             4.9900             .0000              10.6900
             4.7400             .0000                2.9500
             4.6900             .0000                2.9500
             4.6900             .0000

       8867926                  .2500              10.8750
       138,104.07               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       8869016                  .2500              10.7500
       181,767.81               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8870918                  .2500              10.6250
       145,060.72               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8870928                  .2500              10.3750
       289,146.75               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       8870988                  .2500              15.5000
       298,646.29               .0500              15.4500
             5.3750             .0000              15.4500
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       8871330                  .2500              10.5000
       139,447.22               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8877908                  .2500              10.5000
       106,694.17               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8879050                  .2500              11.3750
       211,416.56               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8881562                  .2500              11.6250
       199,385.27               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8881766                  .2500              10.7500
       242,114.63               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8881784                  .2500              10.2500
       103,607.09               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8882408                  .2500              10.0000
        89,290.34               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8886012                  .2500              11.2500
       113,951.92               .0500              11.2000
             6.5000             .0000              11.2000
             6.2500             .0000                2.9500
             6.2000             .0000                2.9500
             6.2000             .0000
1



       8889156                  .2500              10.2500
       305,189.93               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8889228                  .2500              10.2500
       159,873.88               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8890542                  .2500              10.5000
       257,688.79               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8891624                  .2500              11.7500
       105,133.49               .0500              11.7000
             6.0000             .0000              11.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8891856                  .2500              11.3750
       188,391.00               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8892382                  .2500              10.5000
       269,724.03               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8892432                  .2500              11.5000
        53,580.83               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8892510                  .2500              11.3750
       121,108.50               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000
1



       8892566                  .2500              10.6250
        85,880.73               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8893811                  .2500              10.5000
       174,449.25               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8894907                  .2500              11.0000
       152,313.93               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8897032                  .2500              10.5000
       122,733.15               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8897134                  .2500              10.6250
        96,640.74               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8897140                  .2500              10.0000
       128,265.95               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8897158                  .2500              10.8750
        55,835.89               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       8897196                  .2500              11.0000
       127,277.75               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000
1



       8897296                  .2500              10.7500
       231,303.65               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8897325                  .2500              10.7500
       171,128.33               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8897370                  .2500              10.2500
       209,307.26               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8897428                  .2500              11.6250
        86,931.98               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8897578                  .2500              11.0000
       155,117.76               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8897732                  .2500              10.8750
       149,987.75               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8899657                  .2500              10.8750
       170,597.63               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8900448                  .2500              11.3750
        99,569.35               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000
1



       8900606                  .2500              11.0000
       174,299.84               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8901244                  .2500              10.2500
       145,518.39               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8901246                  .2500              11.0000
        57,749.72               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8901298                  .2500              10.6250
       195,274.06               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8901450                  .2500              10.6250
       288,925.93               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8901578                  .2500              11.3750
       252,483.79               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8901692                  .2500              10.8750
       215,235.98               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8901696                  .2500              10.2500
       210,502.47               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       8901864                  .2500              10.1250
        57,853.99               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8901972                  .2500              10.1250
       289,020.74               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8902578                  .2500              11.3750
       119,613.32               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8904034                  .2500              10.1250
       321,610.33               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8904073                  .2500              11.2500
       171,123.70               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8904144                  .2500              10.6250
       264,185.47               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8904314                  .2500              10.3750
       199,224.68               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       8904420                  .2500              10.7500
       265,286.25               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       8904622                  .2500              11.5000
       134,575.14               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8904736                  .2500              11.0000
        89,534.39               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8906371                  .2500              10.6250
       119,772.55               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8906613                  .2500              10.7500
       103,875.04               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8906968                  .2500              11.3750
       234,242.77               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8907346                  .2500              11.5000
       203,357.96               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8907372                  .2500              11.5000
       284,103.06               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8907380                  .2500              10.3750
       153,503.78               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000
1



       8907438                  .2500              10.0000
       208,277.65               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8907440                  .2500              10.0000
       208,277.65               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8907712                  .2500              11.0000
        85,753.91               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8907782                  .2500              10.5000
       149,431.59               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8907792                  .2500              11.0000
       120,581.80               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8907802                  .2500              11.0000
       108,408.90               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8907842                  .2500              10.6250
       255,711.62               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8908040                  .2500              11.5000
       189,402.03               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       8908090                  .2500              11.1250
       223,243.60               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8908262                  .2500              11.0000
        64,755.42               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8908288                  .2500              11.3750
        93,198.71               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8908496                  .2500              10.5000
       101,215.01               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8908586                  .2500               9.8750
       298,938.86               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8908640                  .2500              10.5000
       177,823.59               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8908650                  .2500              10.7500
       121,749.02               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8908654                  .2500              10.1250
       227,728.43               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       8908706                  .2500              10.0000
       175,640.84               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8908762                  .2500              11.0000
       215,253.47               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8908862                  .2500              10.7500
       100,595.43               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8908894                  .2500              10.2500
       109,235.54               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8908904                  .2500              11.2500
       131,561.40               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8909608                  .2500              10.7500
       162,311.36               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8909640                  .2500              10.2500
       114,022.62               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8909670                  .2500              10.2500
       151,366.89               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       8909772                  .2500              10.3750
       230,851.59               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       8909804                  .2500              10.7500
       234,149.38               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8909888                  .2500              10.0000
       208,277.65               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8910069                  .2500              10.3750
       318,090.02               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       8911383                  .2500              10.0000
       108,800.00               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8913844                  .2500              11.2500
       115,044.24               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8913882                  .2500              11.0000
        69,558.75               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8914006                  .2500              10.6250
       107,644.09               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000
1



       8914056                  .2500              11.0000
       246,345.62               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8914104                  .2500               9.7500
        89,171.65               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8914110                  .2500              10.5000
       146,442.97               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8914116                  .2500              11.3750
       107,427.74               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8914204                  .2500              10.6250
       142,560.46               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8914226                  .2500              11.0000
       174,395.16               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8914423                  .2500              10.0000
       183,200.00               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8916070                  .2500              11.2500
        59,802.09               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       8917500                  .2500              11.3750
        51,832.45               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8919254                  .2500              11.0000
       125,529.57               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8919328                  .2500              10.2500
       213,094.74               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8919330                  .2500              10.5000
       135,657.11               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8919368                  .2500              10.1250
       249,155.82               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8919372                  .2500              10.5000
        99,556.66               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8919414                  .2500              10.6250
       121,625.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8919480                  .2500              11.1250
       238,543.08               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       8919516                  .2500              10.6250
       318,814.79               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8919530                  .2500              11.0000
       321,584.69               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8919566                  .2500              11.0000
       239,313.27               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8919592                  .2500              11.2500
       279,076.35               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8919630                  .2500              11.6250
        99,589.16               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8921102                  .2500              10.6250
       286,317.24               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8924052                  .2500              11.0000
       218,971.65               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8924430                  .2500              10.5000
       229,420.11               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000
1



       8924432                  .2500              10.7500
       220,667.33               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8924446                  .2500              11.2500
       165,950.76               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8924532                  .2500              11.2500
       232,032.06               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8924608                  .2500              10.6250
       259,200.85               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8925726                  .2500              10.5000
       175,881.08               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8928458                  .2500               9.8750
       321,558.55               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8928512                  .2500              10.0000
       235,706.84               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8928580                  .2500              11.2500
       217,305.80               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       8928590                  .2500              11.5000
       161,490.15               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8928634                  .2500              11.0000
        86,751.08               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8928714                  .2500              11.7500
       206,578.09               .0500              11.7000
             6.0000             .0000              11.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8929930                  .2500              11.6250
       161,014.50               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8935052                  .2500              10.5000
       218,042.65               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8935138                  .2500              10.5000
       122,980.16               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8935394                  .2500              10.5000
       197,996.88               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8935742                  .2500              11.5000
        73,994.79               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       8935784                  .2500              11.1250
       324,149.72               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8935796                  .2500              10.5000
       191,515.92               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8935884                  .2500              10.2500
       200,735.62               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8935928                  .2500              10.7500
       191,423.70               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8936078                  .2500              10.1250
       286,355.36               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8936128                  .2500              10.0000
       321,951.10               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8936166                  .2500              10.8750
       254,098.02               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8936322                  .2500              10.1250
       107,535.65               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       8936558                  .2500              11.3750
       180,217.40               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8938688                  .2500              10.7500
       116,466.86               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8942184                  .2500              11.2500
        63,510.34               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8942228                  .2500              10.0000
       182,367.53               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8942278                  .2500              10.7500
       194,281.02               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8942378                  .2500              10.1250
       174,806.48               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8942448                  .2500              10.1250
       109,353.83               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8942568                  .2500              11.0000
       223,485.00               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       8942632                  .2500              11.2500
       136,499.83               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8944734                  .2500              10.7500
       321,531.94               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8945488                  .2500              10.6250
       175,459.04               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8946310                  .2500              10.7500
       328,006.42               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8946734                  .2500              10.5000
       299,055.83               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8947072                  .2500              11.2500
       303,332.98               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8947136                  .2500              11.6250
        99,296.62               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8947210                  .2500              10.3750
       116,124.60               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000
1



       8947212                  .2500              11.7500
        78,592.81               .0500              11.7000
             6.0000             .0000              11.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8947236                  .2500              10.7500
       111,675.94               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8947262                  .2500              11.2500
        77,226.78               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8947276                  .2500              10.2500
       101,776.21               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8947292                  .2500              10.5000
       150,566.71               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8947294                  .2500              10.1250
        74,831.54               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8947356                  .2500              10.6250
       217,953.57               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8947428                  .2500              11.3750
        56,129.44               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000
1



       8949042                  .2500              11.3750
       256,171.88               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8951288                  .2500              11.0000
       149,655.13               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8952494                  .2500              11.5000
       174,648.60               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8953324                  .2500              11.3750
        64,501.48               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8953620                  .2500              10.6250
       211,348.40               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8955278                  .2500              10.2500
       287,368.10               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8955550                  .2500               9.6250
       121,948.75               .0500               9.5750
             4.8750             .0000               9.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8955690                  .2500              10.0000
       293,980.43               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       8955692                  .2500              10.5000
       179,546.16               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8955732                  .2500              10.7500
       150,636.38               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8955800                  .2500              11.5000
        94,099.54               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8955816                  .2500              10.2500
       225,005.23               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8955830                  .2500              10.0000
       119,724.12               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8955844                  .2500              10.0000
        62,511.78               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8955852                  .2500              10.8750
       160,686.24               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       8957906                  .2500              11.0000
        99,654.39               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       8958968                  .2500              10.6250
       279,310.04               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8960142                  .2500              11.5000
       129,727.89               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8960334                  .2500              10.2500
       135,701.60               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8961088                  .2500              11.2500
       170,125.90               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8961116                  .2500              10.7500
       271,155.68               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8961118                  .2500              11.5000
       154,076.81               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8961124                  .2500              11.3750
       180,113.16               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8961136                  .2500              10.3750
       171,631.38               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000
1



       8961206                  .2500              10.6250
       166,787.98               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8961260                  .2500              10.5000
       307,355.32               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8963774                  .2500              10.5000
       198,749.63               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8964546                  .2500              10.6250
       131,674.74               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8964708                  .2500              10.6250
       122,552.85               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8964714                  .2500              10.0000
        88,408.27               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8964718                  .2500              11.1250
       181,591.20               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8964772                  .2500              10.6250
       259,359.32               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000
1



       8964786                  .2500              11.3750
        91,802.84               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8964832                  .2500              10.1250
       154,851.40               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8964860                  .2500              10.7500
       178,668.70               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8964880                  .2500              11.1250
       294,536.94               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8964886                  .2500              10.5000
       160,394.58               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8964916                  .2500              11.6250
       157,277.86               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8964920                  .2500              10.0000
       226,478.12               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8964990                  .2500              10.5000
       184,034.82               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000
1



       8965072                  .2500              10.3750
       238,137.52               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8965114                  .2500              10.6250
       162,797.84               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8965124                  .2500              11.5000
       102,584.83               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8965186                  .2500              11.2500
       215,526.07               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8965382                  .2500              10.5000
       162,249.71               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8965628                  .2500              10.3750
       129,496.05               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       8965946                  .2500              10.6250
       211,564.13               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8967856                  .2500              11.3750
        98,787.83               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000
1



       8968214                  .2500              10.5000
       268,436.95               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8968224                  .2500              10.6250
        63,869.18               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8968282                  .2500              10.6250
        78,805.34               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8968300                  .2500              10.5000
        95,259.23               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8968380                  .2500              10.2500
       156,655.52               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8968384                  .2500              10.6250
       157,178.06               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8968452                  .2500              10.6250
       111,225.24               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8968486                  .2500              10.5000
       115,634.93               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       8968526                  .2500              11.3750
       303,348.48               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8968600                  .2500              11.1250
       197,455.50               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8968634                  .2500              10.2500
       279,385.64               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8968638                  .2500              10.5000
       151,616.78               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8968644                  .2500              10.2500
       133,306.85               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8968688                  .2500              10.8750
       317,999.96               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8968854                  .2500              10.5000
       213,211.08               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8968894                  .2500              11.5000
       122,992.03               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       8968900                  .2500              10.6250
       110,337.43               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8969246                  .2500              11.1250
        89,797.86               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8971420                  .2500              11.3750
       101,405.48               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8971494                  .2500              11.6250
       149,693.39               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8972014                  .2500              10.8750
       148,210.60               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       8972034                  .2500              10.6250
       321,154.76               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8972036                  .2500              11.2500
       329,275.94               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8972056                  .2500              11.1250
       247,442.96               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       8972120                  .2500              10.8750
       145,651.38               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8972138                  .2500              10.6250
       182,898.20               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8972166                  .2500              10.1250
       136,338.06               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8972368                  .2500              10.6250
       195,517.02               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8972380                  .2500              10.6250
        89,778.23               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8972484                  .2500              11.2500
       284,374.67               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8972534                  .2500              10.2500
       241,469.02               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8972542                  .2500              10.5000
       204,071.95               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       8972558                  .2500              11.0000
       105,458.96               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8972562                  .2500              11.0000
       105,458.96               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8973048                  .2500              11.5000
       239,497.64               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8974360                  .2500              11.5000
        87,815.82               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8974734                  .2500              10.5000
       207,564.64               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8974848                  .2500              11.2500
       129,082.15               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8974914                  .2500              10.3750
       199,571.38               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8974918                  .2500              10.7500
        79,807.34               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       8974920                  .2500              10.6250
       215,336.10               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8974924                  .2500              10.2500
       198,114.34               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8974948                  .2500              10.6250
        68,329.17               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8974952                  .2500              11.5000
        89,811.61               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8975082                  .2500              10.5000
       191,515.92               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8975850                  .2500              10.0000
       134,689.64               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8977936                  .2500              10.2500
       317,202.49               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8978006                  .2500              10.6250
       189,112.65               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000
1



       8978008                  .2500              11.3750
        86,198.92               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8978022                  .2500              11.2500
       220,016.21               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8978062                  .2500              10.8750
       218,074.18               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       8978070                  .2500              10.8750
       177,403.59               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       8978100                  .2500              10.5000
        79,483.28               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8978140                  .2500              11.0000
        85,337.32               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8978152                  .2500              10.8750
       112,035.74               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8978172                  .2500              10.2500
       300,537.13               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       8978212                  .2500              10.6250
       142,847.12               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8978228                  .2500              11.0000
        83,540.74               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8978232                  .2500              10.5000
       216,452.90               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8978236                  .2500              11.1250
       136,941.73               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8981450                  .2500              10.1250
       314,292.48               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8981878                  .2500              11.5000
        87,869.69               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8981926                  .2500              10.5000
        85,321.05               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8981950                  .2500              10.8750
       221,477.62               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000
1



       8981956                  .2500              10.5000
       119,697.44               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8982002                  .2500              10.2500
       151,666.49               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8982020                  .2500              10.5000
       121,245.69               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8982060                  .2500              11.3750
        71,845.70               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8982124                  .2500              10.3750
       126,727.83               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8982264                  .2500              10.5000
        81,793.25               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8982278                  .2500              10.5000
        96,996.55               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8982394                  .2500              10.1250
       120,528.66               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       8982414                  .2500              10.6250
       159,519.12               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8982444                  .2500              10.6250
       131,574.96               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8982450                  .2500              10.5000
       138,998.65               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8982456                  .2500              10.7500
       135,572.74               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8982460                  .2500              10.8750
       299,294.08               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8982462                  .2500              10.2500
       295,350.53               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8982474                  .2500              11.1250
        76,856.98               .0500              11.0750
             6.3750             .0000              11.0750
             6.1250             .0000                2.9500
             6.0750             .0000                2.9500
             6.0750             .0000

       8984110                  .2500              10.5000
       262,449.50               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       8984344                  .2500              10.5000
       123,391.18               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8984974                  .2500              11.2500
       262,422.94               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8985374                  .2500              10.6250
       126,141.63               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8985382                  .2500              10.3750
       199,072.46               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8985516                  .2500              11.1250
        63,556.92               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8987130                  .2500              10.3750
       106,770.69               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8987182                  .2500              11.3750
        98,787.83               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8987262                  .2500              10.7500
       263,364.26               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       8987306                  .2500              10.5000
       101,996.11               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8987618                  .2500              10.6250
       169,401.03               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8987626                  .2500              10.1250
       123,222.62               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8987644                  .2500              10.6250
       107,733.88               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8987688                  .2500              10.1250
       250,136.90               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8987716                  .2500              11.1250
       299,442.80               .0500              11.0750
             6.3750             .0000              11.0750
             6.1250             .0000                2.9500
             6.0750             .0000                2.9500
             6.0750             .0000

       8987722                  .2500              10.6250
       117,749.17               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8987728                  .2500              10.0000
       179,586.16               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       8987758                  .2500              11.0000
       219,581.42               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8987760                  .2500               9.8750
       259,388.19               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8987764                  .2500              11.0000
       101,765.49               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8987770                  .2500              11.0000
        97,774.69               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8987794                  .2500              10.2500
       183,596.28               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8987976                  .2500              10.8750
       309,270.54               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8987984                  .2500              10.8750
       257,692.20               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8988064                  .2500               9.8750
       115,727.06               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000
1



       8988318                  .2500              10.7500
       172,155.70               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8988332                  .2500              11.5000
       138,653.78               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8988386                  .2500              10.6250
       138,316.69               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8988540                  .2500              10.7500
        87,788.10               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8988554                  .2500              10.6250
       161,920.02               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8988566                  .2500              11.0000
       299,310.27               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8988810                  .2500              11.3750
       208,552.09               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8988938                  .2500              10.5000
       183,614.88               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       8988954                  .2500              10.6250
       212,624.76               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8989248                  .2500              10.6250
       207,574.83               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8990806                  .2500              10.3750
       327,290.56               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8991398                  .2500              10.1250
       255,424.99               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8991986                  .2500              10.2500
       154,061.22               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8992048                  .2500              10.7500
       203,240.77               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8992112                  .2500              10.7500
        80,838.32               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8992126                  .2500              11.0000
       142,727.91               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000
1



       8992130                  .2500              11.0000
       230,659.91               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8992164                  .2500              10.3750
       149,678.54               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8992510                  .2500              10.5000
       151,681.84               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8992748                  .2500              10.6250
        71,024.54               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8992942                  .2500              10.0000
        79,816.08               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8993982                  .2500               9.8750
       226,465.84               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8994968                  .2500              10.7500
       107,784.44               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8996514                  .2500              10.0000
       127,067.57               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       8996538                  .2500              10.7500
        76,796.42               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8999052                  .2500              10.1250
       315,290.23               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8999202                  .2500              10.6250
       124,492.48               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8999244                  .2500              11.2500
        67,351.90               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8999258                  .2500              10.5000
       131,617.32               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8999294                  .2500              11.1250
       113,743.94               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8999298                  .2500              10.5000
       117,702.50               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8999320                  .2500              10.2500
       192,576.54               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       8999334                  .2500              11.2500
        67,351.90               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8999496                  .2500               9.7500
       263,364.26               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8999544                  .2500              10.3750
       125,131.25               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8999550                  .2500              11.1250
       108,954.73               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8999670                  .2500              11.3750
        74,839.27               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8999676                  .2500              11.3750
        86,065.16               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8999682                  .2500              11.2500
       121,333.19               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8999732                  .2500              11.3750
        74,839.27               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000
1



       8999744                  .2500              11.5000
       253,468.33               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8999748                  .2500              11.3750
        74,839.27               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8999850                  .2500              11.0000
       231,466.62               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9000570                  .2500              10.3750
       254,342.24               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9001012                  .2500              10.3750
       119,723.01               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9001208                  .2500              11.5000
       307,904.16               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9001730                  .2500              11.3750
       155,362.54               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9002188                  .2500               9.8750
       195,538.80               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000
1



       9002190                  .2500              11.0000
       133,342.73               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9002192                  .2500              10.2500
       141,209.49               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9002216                  .2500              10.6250
        69,328.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9002238                  .2500               9.8750
       267,369.36               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9002312                  .2500              10.8750
       139,221.63               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9002338                  .2500              10.6250
       125,071.05               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9002446                  .2500              10.6250
       113,730.31               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9002452                  .2500              10.8750
       187,633.61               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000
1



       9002490                  .2500              11.0000
       264,440.61               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9002510                  .2500              10.7500
       107,784.44               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9002624                  .2500              10.0000
       131,696.52               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9002628                  .2500              11.3750
        57,027.51               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9002894                  .2500              11.3750
       241,980.28               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9002930                  .2500              11.3750
       127,725.68               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9003056                  .2500              10.6250
       294,396.99               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9003464                  .2500              10.5000
        59,774.62               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       9003752                  .2500              10.3750
        94,498.75               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9004298                  .2500              10.2500
       164,837.53               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9004306                  .2500               9.8750
       283,331.73               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9004470                  .2500              10.5000
        89,773.09               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9004636                  .2500              10.3750
       251,848.70               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9004716                  .2500              11.1250
        91,708.15               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9004724                  .2500              10.1250
        51,883.20               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9004738                  .2500              10.5000
       119,398.21               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000
1



       9004774                  .2500              10.1250
       243,202.51               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9004778                  .2500               9.7500
       254,522.85               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9004828                  .2500              10.6250
       299,260.76               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9004894                  .2500              10.1250
        79,616.17               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9004906                  .2500              10.3750
       299,226.17               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9004922                  .2500              10.3750
        99,670.34               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9005004                  .2500              11.3750
       102,380.12               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9005054                  .2500              10.7500
       145,708.59               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000
1



       9005068                  .2500              11.2500
       160,896.19               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9005088                  .2500              10.7500
       113,127.65               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9005458                  .2500              11.3750
        66,848.44               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9005526                  .2500              10.7500
        98,802.39               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9005596                  .2500              11.0000
       254,720.89               .0500              10.9500
             5.5000             .0000              10.9500
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9005864                  .2500              10.8750
       206,299.29               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       9005960                  .2500              11.2500
       129,465.31               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9007094                  .2500              11.0000
       314,771.31               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       9007100                  .2500              10.6250
       272,327.28               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9007120                  .2500              11.0000
       207,596.93               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       9007124                  .2500              10.6250
       299,260.76               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9009546                  .2500              11.6250
        64,657.81               .0500              11.5750
             5.5000             .0000              11.5750
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9009568                  .2500              11.2500
       161,644.55               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9011060                  .2500              10.5000
       267,324.31               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9011070                  .2500              10.5000
       114,710.07               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9011084                  .2500              10.7500
       117,715.85               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       9011142                  .2500              10.3750
       128,781.79               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9011170                  .2500              11.2500
       132,907.75               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9011176                  .2500              11.2500
       160,024.65               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9011182                  .2500              10.5000
       175,778.57               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9011194                  .2500              11.1250
        47,393.30               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9011264                  .2500              10.3750
       270,799.69               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9011330                  .2500              10.5000
       131,667.20               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9011476                  .2500              10.7500
       230,643.25               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       9011568                  .2500              11.2500
        66,653.44               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9011598                  .2500              10.0000
        91,788.48               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9011646                  .2500              10.2500
       129,327.34               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9011650                  .2500              10.1250
       299,663.84               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9011884                  .2500              10.0000
       103,262.04               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9014688                  .2500              10.5000
       239,394.90               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9014766                  .2500              10.8750
       212,584.90               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       9015624                  .2500              11.2500
       105,883.97               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       9015734                  .2500              10.5000
       119,480.11               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9016018                  .2500              10.7500
       284,657.56               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9016040                  .2500              10.0000
       279,678.83               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9016536                  .2500              11.2500
       118,539.34               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9016646                  .2500              11.2500
       217,022.78               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9017174                  .2500              10.6250
       272,664.32               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9017526                  .2500              10.7500
        85,828.35               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9017560                  .2500              10.7500
       119,760.48               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000
1



       9021678                  .2500              10.6250
       102,270.62               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9021682                  .2500              10.6250
       105,142.70               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9021792                  .2500               9.8750
       219,741.71               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9022136                  .2500              11.1250
       186,180.87               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9024122                  .2500              10.7500
       279,291.43               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9024210                  .2500              10.6250
       119,877.65               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9024540                  .2500              11.3750
       297,681.42               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9025702                  .2500              10.6250
       280,454.73               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000
1



       9025708                  .2500              11.0000
       138,136.68               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       9025754                  .2500              10.3750
        85,408.59               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9025774                  .2500              10.3750
       102,734.33               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9025778                  .2500              10.3750
       224,759.46               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9025790                  .2500              10.5000
       106,608.58               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9025892                  .2500              10.2500
       287,368.10               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9025904                  .2500              11.2500
        80,911.34               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9026400                  .2500              10.0000
       234,459.72               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       9026548                  .2500              10.1250
       178,797.50               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9026630                  .2500              10.1250
       178,797.50               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9028348                  .2500              10.1250
       178,797.50               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9028576                  .2500              10.1250
       178,797.50               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9029484                  .2500              10.7500
       119,760.48               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9029596                  .2500              10.1250
       224,747.87               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9029600                  .2500              10.6250
       127,842.61               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9029608                  .2500              10.6250
       135,515.24               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000
1



       9029678                  .2500              10.0000
       287,337.85               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9030412                  .2500              10.5000
       203,573.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9030610                  .2500              10.6250
       287,645.88               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9031254                  .2500              10.6250
       251,690.15               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9031870                  .2500              10.1250
       137,455.80               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9031884                  .2500              11.0000
       287,669.65               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9031926                  .2500              10.6250
        68,315.90               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9031938                  .2500              10.1250
        74,915.96               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       9031960                  .2500              10.8750
       104,876.73               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9031986                  .2500              10.1250
       115,853.04               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9032008                  .2500              11.0000
       185,037.51               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9032022                  .2500              10.3750
       321,585.51               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9032062                  .2500              10.6250
       274,661.87               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9032086                  .2500              10.6250
        79,901.63               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9032106                  .2500              10.3750
       180,767.01               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9032150                  .2500              11.2500
        52,192.81               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       9032178                  .2500              10.7500
        59,940.27               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9032182                  .2500              10.3750
        83,910.20               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9032234                  .2500              11.0000
       230,934.81               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9033568                  .2500              10.8750
       132,644.09               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9033896                  .2500              10.8750
       220,285.69               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       9034106                  .2500              10.5000
       203,573.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9034128                  .2500              10.5000
       203,573.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9034294                  .2500              10.8750
        59,741.88               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000
1



       9034454                  .2500              10.6250
       327,347.00               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9035894                  .2500              10.3750
       279,639.58               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9035900                  .2500              10.2500
       163,820.50               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9037506                  .2500              11.0000
       123,083.11               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       9037690                  .2500              11.0000
       111,893.73               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       9040828                  .2500               9.8750
        79,906.08               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9040840                  .2500              10.7500
       109,867.83               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9040908                  .2500              10.5000
       118,850.28               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000
1



       9040938                  .2500               9.7500
        94,885.85               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9041216                  .2500              11.3750
       181,256.02               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9044036                  .2500              10.1250
       249,719.86               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9044846                  .2500              10.7500
       219,780.99               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9044858                  .2500              10.3750
        62,732.87               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9045116                  .2500              10.7500
        89,161.15               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9045262                  .2500              11.1250
        75,036.83               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9045290                  .2500              10.7500
        71,179.07               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000
1



       9045332                  .2500              10.2500
       230,695.81               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       9045334                  .2500              10.7500
        71,179.07               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9046866                  .2500              10.6250
        83,015.27               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9048064                  .2500              11.3750
       123,933.82               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9048278                  .2500              11.1250
       216,996.23               .0500              11.0750
             6.3750             .0000              11.0750
             6.1250             .0000                2.9500
             6.0750             .0000                2.9500
             6.0750             .0000

       9052332                  .2500              10.6250
       174,272.09               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9052506                  .2500              10.3750
       267,489.80               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9052508                  .2500              10.5000
       116,762.91               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000
1



       9052518                  .2500              10.2500
       183,798.60               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9052580                  .2500              11.0000
       247,715.53               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9052624                  .2500              10.6250
       216,733.18               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9052798                  .2500              10.2500
       199,781.09               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9053378                  .2500              10.2500
       144,681.86               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9053426                  .2500              11.3750
       176,301.35               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9053494                  .2500              11.0000
       205,364.17               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9053730                  .2500              10.8750
       155,816.85               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000
1



       9054092                  .2500              11.2500
       116,272.59               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9054606                  .2500              10.1250
       121,336.34               .0500              10.0750
             4.3750             .0000              10.0750
             4.1250             .0000                2.9500
             4.0750             .0000                2.9500
             4.0750             .0000

       9054626                  .2500              10.5000
       165,791.15               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9054678                  .2500               9.8750
       198,167.07               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9054680                  .2500              10.0000
       302,053.14               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9054858                  .2500              10.2500
       227,750.44               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9054918                  .2500              11.2500
       227,750.44               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9054928                  .2500              10.6250
       108,666.22               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000
1



       9055040                  .2500              10.1250
       103,084.36               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9055052                  .2500              10.3750
       219,716.81               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9055114                  .2500              10.8750
        62,926.03               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9055138                  .2500              10.1250
       178,520.73               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9055652                  .2500              11.2500
        87,903.68               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9056108                  .2500              10.3750
        54,757.81               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9059966                  .2500              10.6250
       271,522.89               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9060424                  .2500              10.2500
       183,798.60               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       9060444                  .2500              10.1250
       278,088.04               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9060454                  .2500              10.3750
       249,678.19               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9060506                  .2500              11.1250
       202,273.09               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9060516                  .2500               9.8750
       279,171.86               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9060820                  .2500              11.0000
       169,838.70               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       9060838                  .2500              10.0000
       118,364.08               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9060860                  .2500              10.2500
       256,494.94               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9061028                  .2500              11.1250
       143,838.64               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       9061046                  .2500              10.6250
       168,128.41               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9061152                  .2500              10.7500
       171,793.34               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9061188                  .2500              10.1250
       117,468.22               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9061222                  .2500              10.5000
       227,761.95               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9061440                  .2500              10.2500
       232,289.21               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9065518                  .2500              10.3750
       243,239.69               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9065616                  .2500              10.3750
       183,763.15               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9065638                  .2500              11.2500
       299,671.63               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       9065646                  .2500              10.5000
        84,593.43               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9066406                  .2500               9.6250
       299,631.13               .0500               9.5750
             4.8750             .0000               9.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9067978                  .2500              11.0000
        87,099.98               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9068014                  .2500              10.7500
       181,032.22               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9068028                  .2500              10.2500
       157,327.60               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9068050                  .2500              11.0000
       163,212.58               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9068110                  .2500              10.1250
       157,323.52               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9068290                  .2500              10.5000
       154,974.26               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       9069418                  .2500              11.0000
       121,460.52               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9069574                  .2500              11.1250
       178,729.89               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9069594                  .2500              11.1250
       110,076.51               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9069600                  .2500              10.0000
        83,404.22               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9069734                  .2500              10.7500
        98,791.16               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9070726                  .2500              10.7500
       130,370.09               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9071646                  .2500              11.1250
       159,820.72               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9074300                  .2500               9.6250
       119,552.45               .0500               9.5750
             4.8750             .0000               9.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000
1



       9074342                  .2500              10.5000
       209,735.79               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9074346                  .2500              10.3750
       116,874.92               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9074350                  .2500              10.0000
        94,891.04               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9074352                  .2500              10.2500
       179,762.97               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       9074382                  .2500              10.7500
       229,324.13               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9074442                  .2500              10.5000
        94,301.44               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9074462                  .2500              10.3750
        79,914.47               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9074504                  .2500              11.1250
        85,404.19               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       9074508                  .2500              10.6250
       296,634.81               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9074626                  .2500              10.0000
       183,788.95               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9074752                  .2500              10.8750
       143,741.05               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9074764                  .2500              10.2500
       274,699.00               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9075374                  .2500              10.5000
       159,832.95               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9075408                  .2500              10.7500
       303,697.37               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9076166                  .2500              10.7500
       299,701.35               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9076944                  .2500              10.8750
       320,723.01               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000
1



       9076996                  .2500              10.5000
       128,730.20               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9077362                  .2500              10.2500
       295,110.87               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       9077366                  .2500              10.1250
       328,631.34               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9077424                  .2500              10.7500
        55,907.41               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9077446                  .2500              10.5000
       314,071.75               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9078048                  .2500              10.7500
       303,697.37               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9078094                  .2500              10.7500
       147,852.67               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9078562                  .2500              10.8750
       110,819.74               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000
1



       9078600                  .2500              10.5000
       267,720.19               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9078606                  .2500              10.8750
        59,929.56               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9078674                  .2500              10.3750
       319,588.08               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9078696                  .2500              11.1250
        97,840.24               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9078794                  .2500              11.1250
       219,129.18               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9078824                  .2500              10.5000
       269,718.10               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9078836                  .2500               9.8750
       311,633.70               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9078868                  .2500              10.7500
       228,724.85               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       9078870                  .2500              10.6250
       150,215.07               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9078882                  .2500              11.2500
       111,182.17               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9078900                  .2500              10.1250
       111,375.06               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9079014                  .2500              10.2500
       102,287.91               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9079208                  .2500              11.1250
       127,856.57               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9079330                  .2500              10.8750
       158,313.52               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       9081026                  .2500              10.6250
       183,539.05               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9081030                  .2500              10.7500
       153,715.08               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       9081032                  .2500               9.7500
       123,851.01               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9081068                  .2500              10.7500
        94,316.01               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9081086                  .2500              10.1250
       278,088.04               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9081098                  .2500               9.7500
       111,850.44               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9081124                  .2500              10.3750
        95,876.43               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9081236                  .2500               9.6250
       140,035.61               .0500               9.5750
             4.8750             .0000               9.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9081334                  .2500              10.8750
       283,666.58               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9081606                  .2500              10.0000
        84,702.73               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       9081654                  .2500              10.1250
       317,225.19               .0500              10.0750
             4.3750             .0000              10.0750
             4.1250             .0000                2.9500
             4.0750             .0000                2.9500
             4.0750             .0000

       9081686                  .2500              10.5000
       183,369.01               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9083894                  .2500              11.1250
       333,326.08               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9083916                  .2500              10.6250
        72,376.13               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9083970                  .2500              10.6250
       210,341.05               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9084094                  .2500              10.8750
       123,155.24               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9084118                  .2500              11.2500
       260,015.09               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9084152                  .2500               9.6250
       144,800.00               .0500               9.5750
             4.8750             .0000               9.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000
1



       9084158                  .2500              10.3750
       111,880.26               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9084160                  .2500              10.8750
       125,877.54               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       9084278                  .2500              10.6250
        64,733.93               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9084362                  .2500              10.7500
       206,152.00               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9084416                  .2500              10.5000
        60,823.38               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9084488                  .2500              10.5000
       200,590.36               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9084552                  .2500              10.0000
       209,759.12               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9084580                  .2500              10.6250
       168,577.95               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000
1



       9084586                  .2500              10.6250
       104,870.89               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9084612                  .2500              10.6250
       182,214.04               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9084728                  .2500              10.7500
       146,104.41               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9084878                  .2500              10.5000
       100,000.00               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9084900                  .2500              11.0000
       326,025.61               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9084956                  .2500              11.0000
       215,752.24               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9085726                  .2500              10.0000
       207,761.42               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9086166                  .2500               9.7500
       178,784.92               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       9086210                  .2500               9.7500
       298,639.83               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9086262                  .2500              11.1250
       185,000.00               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9086306                  .2500              10.7500
        63,686.54               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9086330                  .2500              11.0000
       106,277.96               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9086334                  .2500              10.1250
       165,564.27               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9086358                  .2500              10.8750
       269,283.48               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9086378                  .2500              11.1250
       172,500.00               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9087102                  .2500              11.2500
       106,982.77               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       9090014                  .2500              10.6250
       131,865.42               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9090518                  .2500              11.2500
       140,965.54               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9090574                  .2500              11.1250
       236,000.00               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9090614                  .2500              10.5000
        64,119.23               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9090640                  .2500              10.2500
       248,727.46               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9090962                  .2500              10.2500
       247,728.55               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9096276                  .2500              11.1250
       169,761.46               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9096282                  .2500               9.7500
       247,500.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       9096474                  .2500              10.5000
       101,372.30               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9096486                  .2500               9.7500
       156,000.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9096540                  .2500               9.8750
       204,759.32               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9096582                  .2500              10.6250
       121,850.00               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9096700                  .2500              10.6250
       161,085.60               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9096898                  .2500              10.2500
       215,715.56               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       9096934                  .2500              10.1250
        61,131.43               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9096980                  .2500              10.1250
        57,935.01               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       9098850                  .2500              11.2500
       208,000.00               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9099620                  .2500              11.2500
       216,000.00               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9099742                  .2500              10.2500
       320,577.29               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       9100142                  .2500              11.3750
        61,134.58               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9100886                  .2500              11.2500
        95,894.92               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9101248                  .2500              10.0000
       183,788.95               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9102718                  .2500              10.6250
        58,900.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9103330                  .2500              11.2500
        69,600.00               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       9103556                  .2500              11.1250
        27,868.74               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9103976                  .2500              10.6250
       115,200.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9104042                  .2500              10.7500
        86,313.99               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9104544                  .2500              10.3750
       104,388.28               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9104646                  .2500              11.1250
        50,400.00               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9104964                  .2500              10.2500
       150,585.00               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9105156                  .2500              10.5000
       185,166.74               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9106210                  .2500              10.5000
       299,622.56               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000
1



       9106888                  .2500              10.2500
       203,850.00               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9106966                  .2500              11.1250
       171,008.16               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9107058                  .2500              10.2500
       119,250.00               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9107258                  .2500              10.8750
        85,000.00               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9107290                  .2500              11.1250
       165,600.00               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9107520                  .2500              10.5000
       202,588.26               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9107742                  .2500              10.5000
       301,665.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9108126                  .2500              10.2500
       210,968.83               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       9109466                  .2500              12.0000
       188,820.66               .0500              11.9500
             6.2500             .0000              11.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       9109742                  .2500              10.6250
       154,000.00               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9111296                  .2500              11.1250
       113,600.00               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9111378                  .2500              10.7500
       234,500.00               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9111674                  .2500              10.6250
       168,750.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9111766                  .2500              10.5000
       283,703.48               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9115044                  .2500              10.8750
       250,750.00               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9115132                  .2500              11.1250
       135,000.00               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       9115152                  .2500              10.2500
       210,000.00               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       9115450                  .2500              11.0000
        83,500.00               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9115492                  .2500               9.8750
       204,000.00               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9115722                  .2500              11.2500
       226,100.00               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9115854                  .2500              10.8750
       259,694.75               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9115916                  .2500               9.7500
       217,000.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9115964                  .2500              11.1250
        67,500.00               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9115980                  .2500              10.5000
       267,000.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       9116024                  .2500              10.6250
       108,166.84               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9116044                  .2500              11.0000
       239,500.00               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9116136                  .2500              10.7500
        83,300.00               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9116936                  .2500              10.0000
       259,402.24               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9116946                  .2500              10.2500
       123,500.00               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9117654                  .2500              10.5000
        78,000.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9117656                  .2500              11.2500
       173,800.00               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9117744                  .2500              10.5000
       316,000.00               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000
1



       9117754                  .2500              10.7500
       186,000.00               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9117868                  .2500              11.3750
       118,500.00               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9121582                  .2500              10.7500
       242,000.00               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9121720                  .2500               9.7500
       305,000.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9121760                  .2500              10.6250
        71,200.00               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9121774                  .2500              10.7500
       322,000.00               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9121974                  .2500              10.5000
       125,000.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9122054                  .2500              10.2500
       300,000.00               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       9122210                  .2500              10.8750
       164,000.00               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       9122252                  .2500              10.1250
       252,000.00               .0500              10.0750
             4.3750             .0000              10.0750
             4.1250             .0000                2.9500
             4.0750             .0000                2.9500
             4.0750             .0000

       9122376                  .2500              10.6250
        51,800.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9122482                  .2500              11.1250
       196,000.00               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9122494                  .2500               9.6250
        66,000.00               .0500               9.5750
             4.8750             .0000               9.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9128134                  .2500              10.8750
        88,000.00               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9128440                  .2500              10.7500
       153,600.00               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9128616                  .2500               9.7500
       156,000.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       9128654                  .2500              10.3750
       152,500.00               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9128870                  .2500              10.7500
       195,500.00               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9128930                  .2500              10.7500
       117,632.78               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9132020                  .2500              10.6250
        56,000.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9132246                  .2500              10.3750
       186,100.00               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9132852                  .2500               9.7500
       137,700.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9136664                  .2500              10.6250
        71,900.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9137088                  .2500              10.3750
       181,550.00               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000
1



       9137134                  .2500              10.7500
       234,000.00               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9137246                  .2500              10.7500
       175,500.00               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9137330                  .2500              10.7500
       104,700.00               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9137338                  .2500              10.7500
       103,000.00               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9137374                  .2500              10.2500
       216,900.00               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9137380                  .2500              10.8750
       158,500.00               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9137414                  .2500              10.5000
       144,720.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9137482                  .2500              10.6250
       105,000.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000
1



       9138494                  .2500              10.5000
       123,500.00               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9140240                  .2500              11.0000
        75,000.00               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9140374                  .2500              10.7500
       218,800.00               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9140790                  .2500              10.8750
        99,000.00               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       9143042                  .2500              10.1250
       140,800.00               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9143168                  .2500               9.6250
       210,750.00               .0500               9.5750
             4.8750             .0000               9.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9143280                  .2500              10.5000
       135,000.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9143382                  .2500              10.2500
       121,500.00               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       9143426                  .2500              10.0000
       216,000.00               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9143560                  .2500              10.6250
       158,400.00               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9143654                  .2500              11.2500
        91,710.00               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9143692                  .2500               9.8750
       270,000.00               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9146156                  .2500              11.2500
       128,700.00               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9146174                  .2500              10.5000
       187,200.00               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9146178                  .2500               9.7500
       157,500.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9146194                  .2500              11.0000
       180,000.00               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       9146276                  .2500              10.0000
       128,000.00               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9146478                  .2500              10.2500
       132,050.00               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9146538                  .2500              10.8750
        99,000.00               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9151992                  .2500              10.8750
       242,000.00               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9152050                  .2500              10.7500
       132,000.00               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9152082                  .2500              10.1250
       218,500.00               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9152276                  .2500              10.6250
       165,000.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9152292                  .2500              10.5000
        82,000.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       9152308                  .2500              10.1250
       260,000.00               .0500              10.0750
             4.3750             .0000              10.0750
             4.1250             .0000                2.9500
             4.0750             .0000                2.9500
             4.0750             .0000

       9153870                  .2500              11.2500
       216,000.00               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9157422                  .2500              10.0000
       292,000.00               .0500               9.9500
             4.2500             .0000               9.9500
             4.0000             .0000                2.9500
             3.9500             .0000                2.9500
             3.9500             .0000

       9157468                  .2500              10.0000
       125,000.00               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9157704                  .2500              10.7500
       224,000.00               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9158152                  .2500              10.3750
       174,400.00               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9158194                  .2500              11.2500
        99,050.00               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9158440                  .2500              10.8750
       180,000.00               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000
1



       9158466                  .2500               9.7500
       130,000.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9158494                  .2500              10.1250
       258,400.00               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9158508                  .2500              11.0000
       234,000.00               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9159646                  .2500              10.2500
       292,000.00               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       9159668                  .2500              10.7500
       220,000.00               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9159856                  .2500              10.2500
       200,000.00               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       9159882                  .2500              10.6250
        57,600.00               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       9160310                  .2500              10.0000
       320,000.00               .0500               9.9500
             4.2500             .0000               9.9500
             4.0000             .0000                2.9500
             3.9500             .0000                2.9500
             3.9500             .0000
1



       9160410                  .2500              10.6250
       333,000.00               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9163010                  .2500              11.0000
        78,850.00               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9169226                  .2500              11.0000
        99,900.00               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9169522                  .2500              10.5000
       260,000.00               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9172406                  .2500               9.6250
       208,000.00               .0500               9.5750
             4.8750             .0000               9.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9172532                  .2500              10.2500
       200,000.00               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       9172832                  .2500              10.1250
       180,250.00               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       9185840                  .2500              10.3750
       135,000.00               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

  TOTAL NUMBER OF LOANS:      822
  TOTAL BALANCE........:        140,423,021.64


  RUN ON     : 03/26/04            RFC DISCLOSURE SYSTEM      RFFSDARM-01
  AT         : 08.58.36            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2004-QA1 ARM     ARM SUMMARY REPORT       CUTOFF : 03/01/04
  POOL       : 0004808
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM        TO
  --------------------------------------------------------------------------
  CURR NOTE RATE                       5.3446            4.2500      6.5000
  RFC NET RATE                         5.0946            4.0000      6.2500
  NET MTG RATE(INVSTR RATE)            5.0446            3.9500      6.2000
  POST STRIP RATE                      5.0446            3.9500      6.2000
  SUB SERV FEE                          .2500             .2500       .2500
  MSTR SERV FEE                         .0500              .0500      .0500
  ALL EXP                               .0000             .0000       .0000
  MISC EXP                              .0000             .0000       .0000
  SPREAD                                .0000             .0000       .0000
  STRIP                                 .0000             .0000       .0000
  RFC NET CEILING(MX RFC NET RT)      10.6476            9.6250     15.5000
  MAX NET MTG RT(MAX INV RT)          10.5976            9.5750     15.4500
  MAX POST STRIP RATE                 10.5976            9.5750     15.4500
  INV RATE MARGIN                      2.9500            2.9500      2.9500
  POST STRIP MARGIN                    2.9500            2.9500      2.9500







  TOTAL NUMBER OF LOANS:   822
  TOTAL BALANCE........:   140,423,021.64


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSD175-01
  AT         : 08.58.36        NONFIXED RATE LOAN LISTING     AMORTIZED BALANCE
  SERIES     : RALI 2004-QA1 ARM CONFORMING                   CUTOFF : 03/01/04
  POOL       : 0004808
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL    MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL   LN FEATURE
  CURR NET                                        ORIGINAL P+I    # OF UNITS
  NOTE CEILING                                    CURRENT P+I     LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT      MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT     MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT    NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT    NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR    PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS    PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR     PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH   RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH    RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE      FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX      TO WINDOW
                                  OCCP CODE       CNVT MARGIN
  ______________________________________________________________________________


    8515778                           5.2500         63,050.00        100
                                      5.2500         62,537.09         ZZ
                                      5.0000            348.16         1
                                     10.2500            348.16         97
    ROANOKE         VA    24013      10.0000       07/29/03
    0417926805                         .0000       09/01/03            01
    0417926805                         .0000       08/01/33           35
    0                                 3.2500       08/01/08        08/01/08
    E22/G02                           3.0000       09/01/08        09/01/08
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8550176                           5.3750         72,000.00        100
                                      5.3750         71,427.60         ZZ
                                      5.1250            403.18         1
                                     10.3750            403.18         80
    MISSOULA        MT    59801      10.1250       08/07/03
    0417839271                         .0000       09/01/03            00
    0417839271                         .0000       08/01/33            0
    0                                 3.2500       08/01/08        08/01/08
1


    E22/G02                           3.0000       09/01/08        09/01/08
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8562466                           5.1250        163,800.00        100
                                      5.1250        162,436.48         ZZ
                                      4.8750            891.87         1
                                     11.1250            891.87         90
    SHAKOPEE        MN    55379      10.8750       07/29/03
    0436437081                        5.1250       09/01/03            10
    953513                            4.8750       08/01/33           25
    0                                 3.2500       08/01/06        08/01/06
    X81/G02                           3.0000       09/01/06        09/01/06
      45                              5.1250          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8575688                           5.3750        200,000.00        100
                                      5.3750        198,640.21         ZZ
                                      5.1250          1,119.94         1
                                     15.7500          1,119.94         67
    SPOKANE         WA    99206      15.5000       08/13/03
    0418044871                         .0000       10/01/03            00
    0418044871                         .0000       09/01/33            0
    0                                 3.2500       09/01/08        09/01/08
    E22/G02                           3.0000       10/01/08        10/01/08
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
      10.3750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8603968                           5.1250        257,600.00        100
                                      5.1250        255,765.93         ZZ
                                      4.8750          1,402.60         1
                                     10.1250          1,402.60         80
    GAINESVILLE     GA    30506       9.8750       08/12/03
1


    0436448427                         .0000       10/01/03            00
    990571                             .0000       09/01/33            0
    0                                 3.2500       09/01/08        09/01/08
    X78/G02                           3.0000       10/01/08        10/01/08
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8605030                           5.3750        223,800.00        100
                                      5.3750        222,278.35         ZZ
                                      5.1250          1,253.22         1
                                     11.3750          1,253.22         80
    WELLINGTON      FL    33414      11.1250       08/22/03
    0418308540                         .0000       10/01/03            00
    0418308540                         .0000       09/01/33            0
    0                                 3.2500       09/01/06        09/01/06
    E22/G02                           3.0000       10/01/06        10/01/06
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8613770                           4.8750        214,400.00        100
                                      4.8750        212,789.99         ZZ
                                      4.6250          1,134.62         1
                                     10.8750          1,134.62         80
    BOCA RATON      FL    33433      10.6250       08/14/03
    0436485254                         .0000       10/01/03            00
    3403879                            .0000       09/01/33            0
    0                                 3.2500       09/01/06        09/01/06
    U05/G02                           3.0000       10/01/06        10/01/06
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8621388                           6.2500        268,000.00        100
                                      6.2500        265,843.99         ZZ
1


                                      6.0000          1,650.12         1
                                     12.2500          1,650.12         80
    ATLANTA         GA    30312      12.0000       06/20/03
    0436498463                        6.2500       08/01/03            00
    030616001                         6.0000       07/01/33            0
    0                                 3.2500       07/01/05        07/01/05
    T17/G02                           3.0000       08/01/05        08/01/05
      45                              6.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8627570                           5.8750         80,000.00        100
                                      5.8750         79,395.98         ZZ
                                      5.6250            473.23         1
                                     11.8750            473.23         80
    WATERFORD       MI    48327      11.6250       08/27/03
    0436519367                         .0000       10/01/03            00
    0000011951                         .0000       09/01/33            0
    0                                 3.2500       09/01/06        09/01/06
    X64/G02                           3.0000       10/01/06        10/01/06
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8633660                           6.2500        100,000.00        100
                                      6.2500         99,391.77         ZZ
                                      6.0000            615.72         1
                                     12.2500            615.72         61
    SOUTHFIELD      MI    48075      12.0000       08/26/03
    0436493241                         .0000       10/01/03            00
    001000010302039                    .0000       09/01/33            0
    0                                 3.2500       09/01/06        09/01/06
    A06/G02                           3.0000       10/01/06        10/01/06
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    8650104                           4.6250        247,200.00        100
                                      4.6250        245,272.31         ZZ
                                      4.3750          1,270.95         1
                                     10.6250          1,270.95         80
    ALBUQUERQUE     NM    87122      10.3750       08/25/03
    0436588933                        3.2500       10/01/03            00
    181030010700                      3.0000       09/01/33            0
    0                                 3.2500       09/01/06        09/01/06
    S43/G02                           3.0000       10/01/06        10/01/06
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.3750                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8664371                           5.6250        142,800.00        100
                                      5.6250        141,157.57         ZZ
                                      5.3750            822.04         1
                                     10.6250            822.04         80
    PHOENIX         AZ    85018      10.3750       04/25/03
    0435744206                         .0000       06/01/03            00
    1534737                            .0000       05/01/33            0
    0                                 3.2500       05/01/08        05/01/08
    T29/G02                           3.0000       06/01/08        06/01/08
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8682498                           6.0000        173,600.00        100
                                      6.0000        172,684.33         ZZ
                                      5.7500          1,040.82         1
                                     12.0000          1,040.82         80
    EAGLE MOUNTAIN  UT    84043      11.7500       09/17/03
    0436604664                        3.2500       11/01/03            00
    183030017600                      3.0000       10/01/33            0
    0                                 3.2500       10/01/06        10/01/06
    S43/G02                           3.0000       11/01/06        11/01/06
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


       2.7500                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8686592                           5.9900         61,000.00        100
                                      5.9900         60,630.33         ZZ
                                      5.7400            365.34         1
                                     11.9900            365.34         44
    VERONA          NJ    07044      11.7400       08/27/03
    0436608921                        3.2500       10/01/03            00
    32011442                          3.0000       09/01/33            0
    0                                 3.2500       09/01/06        09/01/06
    Q30/G02                           3.0000       10/01/06        10/01/06
      25                              3.9900          .0000           .0000
    A                                 7.9900            6              6
      360                               E            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.7400                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8690420                           6.2500         76,000.00        100
                                      6.2500         75,633.65         ZZ
                                      6.0000            467.95         1
                                     12.2500            467.95         80
    DETROIT         MI    48227      12.0000       09/16/03
    0436609762                         .0000       11/01/03            00
    35000010302297                     .0000       10/01/33            0
    0                                 3.2500       10/01/06        10/01/06
    A06/G02                           3.0000       11/01/06        11/01/06
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8742776                           5.7500        111,900.00        100
                                      5.7500        111,310.22         ZZ
                                      5.5000            653.02         1
                                     10.7500            653.02         80
    COLORADO SPRIN  CO    80911      10.5000       10/03/03
    0436667935                         .0000       11/01/03            00
    2008047                            .0000       10/01/33            0
    0                                 3.2500       10/01/08        10/01/08
    G51/G02                           3.0000       11/01/08        11/01/08
      25                              3.2500          .0000           .0000
    A                                10.7500            6              6
1


      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8770972                           5.7500         83,600.00        100
                                      5.7500         82,938.91         ZZ
                                      5.5000            487.87         1
                                     10.7500            487.87         95
    LINCOLN         NE    68505      10.5000       10/09/03
    0418684007                         .0000       12/01/03            04
    0418684007                         .0000       11/01/33           30
    0                                 3.2500       11/01/08        11/01/08
    E22/G02                           3.0000       12/01/08        12/01/08
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8773950                           5.8750        171,920.00        100
                                      5.8750        171,034.97         ZZ
                                      5.6250          1,016.97         1
                                     10.8750          1,016.97         80
    BLAINE          MN    55014      10.6250       09/26/03
    0436742217                        3.2500       11/01/03            00
    95377821303                       3.0000       10/01/33            0
    0                                 3.2500       10/01/08        10/01/08
    X81/G02                           3.0000       11/01/08        11/01/08
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.6250                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8774580                           5.5000        133,000.00        100
                                      5.5000        132,413.68         ZZ
                                      5.2500            755.16         1
                                     11.5000            755.16         95
    BAKERSFIELD     CA    93304      11.2500       10/03/03
    0437065626                         .0000       12/01/03            12
    442691                             .0000       11/01/33           30
    0                                 3.2500       11/01/05        11/01/05
1


    H04/G02                           3.0000       12/01/05        12/01/05
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8778386                           5.8750         63,000.00        100
                                      5.8750         62,741.18         ZZ
                                      5.6250            372.67         1
                                     11.8750            372.67         78
    GREER           SC    29651      11.6250       10/17/03
    0418543567                         .0000       12/01/03            00
    0418543567                         .0000       11/01/33            0
    0                                 3.2500       11/01/06        11/01/06
    E22/G02                           3.0000       12/01/06        12/01/06
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8791784                           5.5000        146,000.00        100
                                      5.5000        133,246.03         ZZ
                                      5.2500            828.97         1
                                     11.5000            828.97         79
    WHEELING        IL    60090      11.2500       10/17/03
    0418576062                         .0000       12/01/03            00
    0418576062                         .0000       11/01/33            0
    0                                 3.2500       11/01/06        11/01/06
    E22/G02                           3.0000       12/01/06        12/01/06
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8802544                           5.7500        129,000.00        100
                                      5.7500        128,457.38         ZZ
                                      5.5000            752.81         1
                                     11.7500            752.81         83
    ALEXANDRIA      VA    22312      11.5000       10/20/03
1


    0418633558                         .0000       12/01/03            01
    0418633558                         .0000       11/01/33            6
    0                                 3.2500       11/01/05        11/01/05
    E22/G02                           3.0000       12/01/05        12/01/05
      25                              3.7500          .0000           .0000
    A                                 7.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8811091                           4.8750        220,000.00        100
                                      4.8750        217,576.04         ZZ
                                      4.6250          1,164.26         1
                                      9.8750          1,164.26         75
    BOYNTON BEACH   FL    33437       9.6250       07/25/03
    0436252787                         .0000       09/01/03            00
    2003119                            .0000       08/01/33            0
    0                                 3.2500       08/01/08        08/01/08
    R68/G02                           3.0000       09/01/08        09/01/08
      45                              3.2500          .0000           .0000
    A                                 9.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8816290                           5.8750        118,000.00        100
                                      5.8750        117,515.21         ZZ
                                      5.6250            698.02         1
                                     11.8750            698.02         94
    LAPEER          MI    48446      11.6250       10/10/03
    0436883011                         .0000       12/01/03            10
    0004879508                         .0000       11/01/33           30
    0                                 3.2500       11/01/08        11/01/08
    B76/G02                           3.0000       12/01/08        12/01/08
      25                              5.8750          .0000           .0000
    A                                 8.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8822088                           5.6250        285,000.00        100
                                      5.6250        283,462.18         ZZ
1


                                      5.3750          1,640.63         1
                                     10.6250          1,640.63         66
    SAN LUIS OBISP  CA    93401      10.3750       10/02/03
    0436867865                         .0000       11/12/03            00
    298540909                          .0000       10/12/33            0
    0                                 3.2500       10/12/08        10/12/08
    N16/G02                           3.0000       11/12/08        11/12/08
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8822098                           5.7500        286,000.00        100
                                      5.7500        284,492.61         ZZ
                                      5.5000          1,669.02         3
                                     10.7500          1,669.02         49
    SAN LUIS OBISP  CA    93401      10.5000       10/02/03
    0437061138                         .0000       11/12/03            00
    298540909                          .0000       10/12/33            0
    0                                 3.2500       10/12/08        10/12/08
    N16/G02                           3.0000       11/12/08        11/12/08
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8840724                           5.3750        297,500.00        100
                                      5.3750        296,157.58         ZZ
                                      5.1250          1,665.91         1
                                     11.3750          1,665.91         80
    FAIRFAX         VA    22030      11.1250       10/31/03
    0418761011                         .0000       12/01/03            00
    0418761011                         .0000       11/01/33            0
    0                                 3.2500       11/01/06        11/01/06
    E22/G02                           3.0000       12/01/06        12/01/06
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000
1




    8841972                           6.2500        161,500.00        100
                                      6.2500        161,037.91         ZZ
                                      6.0000            994.38         1
                                     11.2500            994.38         95
    LAS VEGAS       NV    89121      11.0000       11/03/03
    0437080013                        3.2500       01/01/04            10
    85501570000                       3.0000       12/01/33           30
    0                                 3.2500       12/01/08        12/01/08
    S97/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       3.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8849622                           5.6250        137,520.00        100
                                      5.6250        136,927.80         ZZ
                                      5.3750            791.64         1
                                     11.6250            791.64         80
    CAMBRIDGE       MN    55008      11.3750       10/31/03
    0436896450                        3.2500       12/01/03            00
    991625                            3.0000       11/01/33            0
    0                                 3.2500       11/01/05        11/01/05
    X94/G02                           3.0000       12/01/05        12/01/05
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.3750                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8851284                           4.8750        185,300.00        100
                                      4.8750        184,590.70         ZZ
                                      4.6250            980.62         1
                                     10.8750            980.62         85
    WARWICK         RI    02888      10.6250       11/03/03
    0418917738                         .0000       01/01/04            01
    0418917738                         .0000       12/01/33           12
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8852342                           5.6250        160,000.00        100
                                      5.6250        159,310.97         ZZ
                                      5.3750            921.05         1
                                     11.6250            921.05         80
    MINNEAPOLIS     MN    55412      11.3750       10/27/03
    0436920623                        5.6250       12/01/03            00
    9538980020                        5.3750       11/01/33            0
    0                                 3.2500       11/01/05        11/01/05
    X81/G02                           3.0000       12/01/05        12/01/05
      45                              5.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8855444                           5.0000        286,400.00        100
                                      5.0000        285,363.31         ZZ
                                      4.7500          1,537.46         1
                                     11.0000          1,537.46         80
    HUNTINGTON BEA  CA    92648      10.7500       11/04/03
    0418781365                        3.2500       01/01/04            00
    0418781365                        3.0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.7500                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8862974                           4.9900        211,000.00        100
                                      4.9900        209,977.68         ZZ
                                      4.7400          1,131.40         1
                                     10.9900          1,131.40         55
    MELVILLE        NY    11747      10.7400       10/27/03
    0436967418                        3.2500       12/01/03            00
    32012817                          3.0000       11/01/33            0
    0                                 3.2500       11/01/05        11/01/05
    Q30/G02                           3.0000       12/01/05        12/01/05
      45                              3.2500          .0000           .0000
    A                                 6.9900           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.7400                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8867926                           6.1250        138,510.00        100
                                      6.1250        138,104.07         ZZ
                                      5.8750            841.60         1
                                     11.1250            841.60         90
    RESTON          VA    20191      10.8750       11/12/03
    0419112206                         .0000       01/01/04            01
    0419112206                         .0000       12/01/33           25
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8869016                           6.0000        182,500.00        100
                                      6.0000        181,767.81         T
                                      5.7500          1,094.18         1
                                     11.0000          1,094.18         65
    PORT ARANSAS    TX    78373      10.7500       10/28/03
    0437030117                         .0000       12/01/03            00
    3438819                            .0000       11/01/33            0
    0                                 3.2500       11/01/08        11/01/08
    U05/G02                           3.0000       12/01/08        12/01/08
      25                              3.2500          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           22             0           00/00/00
                                        O             .0000


    8870918                           4.8750        145,600.00        100
                                      4.8750        145,060.72         ZZ
                                      4.6250            770.53         1
                                     10.8750            770.53         80
    MINNEAPOLIS     MN    55412      10.6250       11/07/03
    0418901278                         .0000       01/01/04            00
    0418901278                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
1


    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8870928                           4.6250        290,272.00        100
                                      4.6250        289,146.75         ZZ
                                      4.3750          1,492.40         1
                                     10.6250          1,492.40         75
    SAN FRANCISCO   CA    94112      10.3750       11/03/03
    0418977252                         .0000       01/01/04            00
    0418977252                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 6.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8870988                           5.3750        300,000.00        100
                                      5.3750        298,646.29         ZZ
                                      5.1250          1,679.91         1
                                     15.7500          1,679.91         85
    LOS ANGELES     CA    91605      15.5000       10/29/03
    0418986444                         .0000       12/01/03            11
    0418986444                         .0000       11/01/33           12
    0                                 3.2500       11/01/08        11/01/08
    E22/G02                           3.0000       12/01/08        12/01/08
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
      10.3750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8871330                           4.7500        140,000.00        100
                                      4.7500        139,447.22         ZZ
                                      4.5000            730.31         1
                                     10.7500            730.31         61
    BIG BEAR CITY   CA    92314      10.5000       11/06/03
1


    0437031875                        3.2500       01/01/04            00
    023010257                         3.0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    M07/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.5000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8877908                           4.7500        107,100.00        100
                                      4.7500        106,694.17         ZZ
                                      4.5000            558.68         1
                                     10.7500            558.68         90
    BROKEN ARROW    OK    74014      10.5000       11/12/03
    0418600243                         .0000       01/01/04            01
    0418600243                         .0000       12/01/33           25
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8879050                           5.6250        212,100.00        100
                                      5.6250        211,416.56         ZZ
                                      5.3750          1,220.97         1
                                     11.6250          1,220.97         70
    CANTON          MI    48188      11.3750       11/07/03
    0437029457                         .0000       01/01/04            00
    3438890                            .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    U05/G02                           3.0000       01/01/07        01/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8881562                           5.8750        200,000.00        100
                                      5.8750        199,385.27         ZZ
1


                                      5.6250          1,183.08         1
                                     11.8750          1,183.08         80
    WOODBRIDGE      VA    22193      11.6250       11/13/03
    0418833737                         .0000       01/01/04            00
    0418833737                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.8750          .0000           .0000
    A                                 7.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8881766                           5.0000        243,000.00        100
                                      5.0000        242,114.63         ZZ
                                      4.7500          1,304.48         1
                                     11.0000          1,304.48         80
    SAN DIEGO       CA    92154      10.7500       11/10/03
    0419028535                         .0000       01/01/04            00
    0419028535                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8881784                           5.5000        103,950.00        100
                                      5.5000        103,607.09         ZZ
                                      5.2500            590.22         1
                                     10.5000            590.22         90
    BOISE           ID    83709      10.2500       11/14/03
    0419054168                         .0000       01/01/04            04
    0419054168                         .0000       12/01/33           25
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    8882408                           5.2500         89,600.00        100
                                      5.2500         89,290.34         TX
                                      5.0000            494.77         1
                                     10.2500            494.77         80
    GARLAND         TX    75043      10.0000       11/11/03
    0437181936                         .0000       01/01/04            00
    03100307                           .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    A68/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8886012                           6.5000        114,475.00        100
                                      6.5000        113,951.92         ZZ
                                      6.2500            723.56         1
                                     11.5000            723.56         95
    ATHENS          GA    30601      11.2500       10/22/03
    0437032246                        3.2500       11/27/03            10
    WASA01                            3.0000       10/27/33           30
    0                                 3.2500       10/27/08        10/27/08
    Q87/G02                           3.0000       11/27/08        11/27/08
      25                              3.2500          .0000           .0000
    A                                11.5000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       3.2500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8889156                           5.5000        306,200.00        100
                                      5.5000        305,189.93         ZZ
                                      5.2500          1,738.57         1
                                     10.5000          1,738.57         79
    SPANAWAY        WA    98387      10.2500       11/12/03
    0419072293                         .0000       01/01/04            00
    0419072293                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8889228                           5.5000        160,403.00        100
                                      5.5000        159,873.88         ZZ
                                      5.2500            910.75         1
                                     10.5000            910.75        100
    CALERA          AL    35040      10.2500       11/19/03
    0418392759                         .0000       01/01/04            11
    0418392759                         .0000       12/01/33           35
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8890542                           4.7500        259,000.00        100
                                      4.7500        257,688.79         ZZ
                                      4.5000          1,351.07         1
                                     10.7500          1,351.07         87
    WOODBRIDGE      VA    22192      10.5000       10/31/03
    0437064033                         .0000       12/05/03            10
    0033680010                         .0000       11/05/33           25
    0                                 3.2500       11/05/06        11/05/06
    N74/G02                           3.0000       12/05/06        12/05/06
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8891624                           6.0000        105,450.00        100
                                      6.0000        105,133.49         ZZ
                                      5.7500            632.23         1
                                     12.0000            632.23         95
    EASLEY          SC    29642      11.7500       11/12/03
    0437078694                         .0000       01/01/04            01
    40476                              .0000       12/01/33           25
    0                                 3.2500       12/01/06        12/01/06
    B43/G02                           3.0000       01/01/07        01/01/07
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8891856                           5.6250        189,000.00        100
                                      5.6250        188,391.00         ZZ
                                      5.3750          1,087.99         1
                                     11.6250          1,087.99         90
    ALBERTVILLE     MN    55301      11.3750       11/03/03
    0437053689                        5.6250       01/01/04            10
    9539041410                        5.3750       12/01/33           25
    0                                 3.2500       12/01/05        12/01/05
    X81/G02                           3.0000       01/01/06        01/01/06
      45                              5.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8892382                           4.7500        270,750.00        100
                                      4.7500        269,724.03         ZZ
                                      4.5000          1,412.36         1
                                     10.7500          1,412.36         95
    TRUSSVILLE      AL    35173      10.5000       11/20/03
    0419013164                         .0000       01/01/04            01
    0419013164                         .0000       12/01/33           30
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8892432                           5.7500         53,750.00        100
                                      5.7500         53,580.83         ZZ
                                      5.5000            313.67         1
                                     11.7500            313.67         90
    BELLEVILLE      IL    62221      11.5000       11/20/03
    0419026984                         .0000       01/01/04            04
    0419026984                         .0000       12/01/33           25
    0                                 3.2500       12/01/06        12/01/06
1


    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8892510                           5.6250        121,500.00        100
                                      5.6250        121,108.50         ZZ
                                      5.3750            699.42         1
                                     11.6250            699.42         90
    RED BANK        NJ    07701      11.3750       11/20/03
    0418715371                         .0000       01/01/04            01
    0418715371                         .0000       12/01/33           25
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.6250          .0000           .0000
    A                                 7.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8892566                           4.8750         86,200.00        100
                                      4.8750         85,880.73         ZZ
                                      4.6250            456.18         1
                                     10.8750            456.18         45
    MCCALL          ID    83638      10.6250       11/17/03
    0419118534                         .0000       01/01/04            00
    0419118534                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8893811                           5.7500        175,000.00        100
                                      5.7500        174,449.25         ZZ
                                      5.5000          1,021.25         1
                                     10.7500          1,021.25         32
    GRANITE BAY     CA    95746      10.5000       11/19/03
1


    0437041791                        3.2500       01/01/04            00
    3031121                           3.0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    B44/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.5000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8894907                           5.2500        153,000.00        100
                                      5.2500        152,313.93         ZZ
                                      5.0000            844.87         1
                                     11.2500            844.87         67
    ISSAQUAH        WA    98027      11.0000       11/20/03
    0437080641                         .0000       01/01/04            00
    450252                             .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    H04/G02                           3.0000       01/01/07        01/01/07
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8897032                           4.7500        123,200.00        100
                                      4.7500        122,733.15         ZZ
                                      4.5000            642.67         1
                                     10.7500            642.67         80
    ALBUQUERQUE     NM    87109      10.5000       11/17/03
    0418599973                         .0000       01/01/04            00
    0418599973                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8897134                           4.8750         97,000.00        100
                                      4.8750         96,640.74         ZZ
1


                                      4.6250            513.33         1
                                     10.8750            513.33         41
    STANDISH        ME    04084      10.6250       11/17/03
    0418845392                         .0000       01/01/04            00
    0418845392                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8897140                           5.2500        128,800.00        100
                                      5.2500        128,265.95         ZZ
                                      5.0000            711.24         1
                                     10.2500            711.24         80
    CHICAGO         IL    60652      10.0000       11/17/03
    0418850269                         .0000       01/01/04            00
    0418850269                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8897158                           6.1250         56,000.00        100
                                      6.1250         55,835.89         ZZ
                                      5.8750            340.26         1
                                     11.1250            340.26         75
    LIMON           CO    80828      10.8750       11/21/03
    0418948295                         .0000       01/01/04            00
    0418948295                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    8897196                           6.2500        127,650.00        100
                                      6.2500        127,277.75         ZZ
                                      6.0000            785.96         1
                                     11.2500            785.96         95
    DULUTH          GA    30096      11.0000       11/21/03
    0418977708                         .0000       01/01/04            10
    0418977708                         .0000       12/01/33           30
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8897296                           6.0000        232,000.00        100
                                      6.0000        231,303.65         ZZ
                                      5.7500          1,390.96         1
                                     11.0000          1,390.96         80
    EDMONDS         WA    98026      10.7500       11/13/03
    0419029913                         .0000       01/01/04            00
    0419029913                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8897325                           5.0000        171,750.00        100
                                      5.0000        171,128.33         ZZ
                                      4.7500            921.99         1
                                     11.0000            921.99         75
    MANASSAS        VA    20110      10.7500       11/14/03
    0437117484                        3.2500       01/01/04            00
    F0300441                          3.0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    W98/G02                           3.0000       01/01/06        01/01/06
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


       1.7500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8897370                           5.5000        210,000.00        100
                                      5.5000        209,307.26         ZZ
                                      5.2500          1,192.36         1
                                     10.5000          1,192.36        100
    HOWELL          MI    48843      10.2500       11/21/03
    0419098256                         .0000       01/01/04            01
    0419098256                         .0000       12/01/33           35
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8897428                           5.8750         87,200.00        100
                                      5.8750         86,931.98         ZZ
                                      5.6250            515.82         1
                                     11.8750            515.82         80
    WATAUGA         TX    76148      11.6250       11/21/03
    0419130554                         .0000       01/01/04            00
    0419130554                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.8750          .0000           .0000
    A                                 7.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8897578                           5.2500        156,000.00        100
                                      5.2500        155,117.76         ZZ
                                      5.0000            861.44         1
                                     11.2500            861.44         80
    LAS VEGAS       NV    89130      11.0000       11/10/03
    0437061948                        3.2500       01/01/04            00
    21005204                          3.0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    B57/G02                           3.0000       01/01/06        01/01/06
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8897732                           5.1250        150,700.00        100
                                      5.1250        149,987.75         ZZ
                                      4.8750            820.54         1
                                     11.1250            820.54         88
    ATWATER         CA    95301      10.8750       10/28/03
    0437044324                        3.2500       12/01/03            10
    1000046357                        3.0000       11/01/33           25
    0                                 3.2500       11/01/06        11/01/06
    624/G02                           3.0000       12/01/06        12/01/06
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.8750                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8899657                           5.1250        171,000.00        100
                                      5.1250        170,597.63         ZZ
                                      4.8750            931.07         1
                                     11.1250            931.07         69
    LAS VEGAS       NV    89117      10.8750       12/01/03
    0437261746                         .0000       02/01/04            00
    72000753                           .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    X31/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8900448                           5.6250        100,000.00        100
                                      5.6250         99,569.35         ZZ
                                      5.3750            575.66         2
                                     11.6250            575.66         80
    FORT MYERS      FL    33901      11.3750       10/31/03
    0437043292                        3.2500       12/01/03            00
    1144508                           3.0000       11/01/33            0
    0                                 3.2500       11/01/05        11/01/05
1


    J40/G02                           3.0000       12/01/05        12/01/05
      25                              3.2500          .0000           .0000
    A                                 8.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.3750                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8900606                           6.2500        174,800.00        100
                                      6.2500        174,299.84         ZZ
                                      6.0000          1,076.27         1
                                     11.2500          1,076.27         80
    DIAMOND BAR     CA    91765      11.0000       11/10/03
    0437057110                         .0000       01/01/04            00
    40031763                           .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    940/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8901244                           5.5000        146,000.00        100
                                      5.5000        145,518.39         ZZ
                                      5.2500            828.97         1
                                     10.5000            828.97         75
    OMAHA           NE    68118      10.2500       11/19/03
    0418695029                         .0000       01/01/04            00
    0418695029                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8901246                           5.2500         57,950.00        100
                                      5.2500         57,749.72         ZZ
                                      5.0000            320.00         1
                                     11.2500            320.00         95
    ASHEVILLE       NC    28801      11.0000       11/24/03
1


    0418981411                         .0000       01/01/04            01
    0418981411                         .0000       12/01/33           30
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8901298                           4.8750        196,000.00        100
                                      4.8750        195,274.06         ZZ
                                      4.6250          1,037.25         2
                                     10.8750          1,037.25         80
    HIGHLANDS       NJ    07732      10.6250       11/24/03
    0418990008                         .0000       01/01/04            00
    0418990008                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8901450                           4.8750        290,000.00        100
                                      4.8750        288,925.93         ZZ
                                      4.6250          1,534.70         1
                                     10.8750          1,534.70         52
    HOPKINTON       MA    01748      10.6250       11/19/03
    0419004387                         .0000       01/01/04            00
    0419004387                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8901578                           5.6250        253,300.00        100
                                      5.6250        252,483.79         ZZ
1


                                      5.3750          1,458.14         2
                                     11.6250          1,458.14         85
    CHICAGO         IL    60639      11.3750       11/18/03
    0419054770                         .0000       01/01/04            01
    0419054770                         .0000       12/01/33           12
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.6250          .0000           .0000
    A                                 7.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8901692                           5.1250        216,000.00        100
                                      5.1250        215,235.98         ZZ
                                      4.8750          1,176.09         4
                                     11.1250          1,176.09         90
    MARLBOROUGH     CT    06447      10.8750       11/24/03
    0418799698                         .0000       01/01/04            01
    0418799698                         .0000       12/01/33           25
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8901696                           5.5000        211,200.00        100
                                      5.5000        210,502.47         ZZ
                                      5.2500          1,199.17         1
                                     10.5000          1,199.17         80
    CARSON          CA    90810      10.2500       11/07/03
    0418810347                         .0000       01/01/04            00
    0418810347                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8901864                           5.3750         58,050.00        100
                                      5.3750         57,853.99         ZZ
                                      5.1250            325.06         1
                                     10.3750            325.06         90
    PORT HURON      MI    48060      10.1250       11/13/03
    0418938940                         .0000       01/01/04            01
    0418938940                         .0000       12/01/33           25
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8901972                           5.3750        290,000.00        100
                                      5.3750        289,020.74         ZZ
                                      5.1250          1,623.92         1
                                     10.3750          1,623.92         49
    NEWPORT COAST   CA    92657      10.1250       11/17/03
    0418768644                         .0000       01/01/04            00
    0418768644                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8902578                           5.6250        120,000.00        100
                                      5.6250        119,613.32         ZZ
                                      5.3750            690.79         1
                                     11.6250            690.79         75
    CANTON          GA    30115      11.3750       11/19/03
    0437072903                        3.2500       01/01/04            00
    807587                            3.0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    Y73/G02                           3.0000       01/01/06        01/01/06
      25                              3.6250          .0000           .0000
    A                                 7.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


       2.3750                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8904034                           5.3750        322,700.00        100
                                      5.3750        321,610.33         ZZ
                                      5.1250          1,807.03         1
                                     10.3750          1,807.03         79
    SKOKIE          IL    60076      10.1250       11/20/03
    0418819496                         .0000       01/01/04            00
    0418819496                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8904073                           5.5000        171,500.00        100
                                      5.5000        171,123.70         T
                                      5.2500            973.76         1
                                     11.5000            973.76         74
    REDMOND         OR    97756      11.2500       12/29/03
    0437328750                        3.2500       02/01/04            00
    10133429                          3.0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    967/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8904144                           5.8750        265,000.00        100
                                      5.8750        264,185.47         ZZ
                                      5.6250          1,567.58         1
                                     10.8750          1,567.58         74
    DEPOE BAY       OR    97341      10.6250       11/18/03
    0418917886                         .0000       01/01/04            00
    0418917886                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8904314                           4.6250        200,000.00        100
                                      4.6250        199,224.68         ZZ
                                      4.3750          1,028.28         1
                                     10.6250          1,028.28         80
    RENO            NV    89502      10.3750       11/18/03
    0418964482                         .0000       01/01/04            00
    0418964482                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8904420                           5.0000        266,250.00        100
                                      5.0000        265,286.25         ZZ
                                      4.7500          1,429.29         1
                                     11.0000          1,429.29         75
    MISSION VIEJO   CA    92692      10.7500       11/19/03
    0419023684                         .0000       01/01/04            00
    0419023684                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8904622                           5.7500        135,000.00        100
                                      5.7500        134,575.14         ZZ
                                      5.5000            787.82         1
                                     11.7500            787.82         68
    SHELBY TOWNSHI  MI    48316      11.5000       11/25/03
    0419110770                         .0000       01/01/04            00
    0419110770                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
1


    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8904736                           5.2500         90,000.00        100
                                      5.2500         89,534.39         ZZ
                                      5.0000            496.98         1
                                     11.2500            496.98         70
    ORLANDO         FL    32804      11.0000       11/25/03
    0419209184                         .0000       01/01/04            00
    0419209184                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8906371                           4.8750        119,920.00        100
                                      4.8750        119,772.55         ZZ
                                      4.6250            634.63         1
                                     10.8750            634.63         80
    GIG HARBOR      WA    98332      10.6250       01/07/04
    0437322191                        3.2500       03/01/04            00
    10174944                          3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    967/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.6250                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8906613                           5.0000        104,000.00        100
                                      5.0000        103,875.04         ZZ
                                      4.7500            558.29         1
                                     11.0000            558.29         80
    PROVO           UT    84604      10.7500       01/14/04
1


    0437346687                        3.2500       03/01/04            00
    8730795                           3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    967/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.7500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8906968                           5.6250        235,000.00        100
                                      5.6250        234,242.77         ZZ
                                      5.3750          1,352.79         1
                                     11.6250          1,352.79         68
    ROCHESTER HILL  MI    48307      11.3750       11/17/03
    0437060940                         .0000       01/01/04            00
    3438864                            .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    U05/G02                           3.0000       01/01/07        01/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8907346                           5.7500        204,000.00        100
                                      5.7500        203,357.96         ZZ
                                      5.5000          1,190.49         2
                                     11.7500          1,190.49         80
    STILLWATER      MN    55082      11.5000       11/25/03
    0437055817                         .0000       01/01/04            00
    20034411F                          .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    B39/G02                           3.0000       01/01/07        01/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8907372                           5.7500        285,000.00        100
                                      5.7500        284,103.06         ZZ
1


                                      5.5000          1,663.18         1
                                     11.7500          1,663.18         84
    RESEDA(LA)      CA    91335      11.5000       11/17/03
    0419080536                         .0000       01/01/04            11
    0419080536                         .0000       12/01/33           12
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8907380                           5.6250        154,000.00        100
                                      5.6250        153,503.78         ZZ
                                      5.3750            886.51         1
                                     10.6250            886.51         80
    CHAMPLIN        MN    55316      10.3750       11/18/03
    0437055734                         .0000       01/01/04            00
    20034318F                          .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    B39/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8907438                           5.2500        209,000.00        100
                                      5.2500        208,277.65         ZZ
                                      5.0000          1,154.11         2
                                     10.2500          1,154.11         79
    BLUE SPRINGS    MO    64014      10.0000       11/26/03
    0419238738                         .0000       01/01/04            00
    0419238738                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    8907440                           5.2500        209,000.00        100
                                      5.2500        208,277.65         ZZ
                                      5.0000          1,154.11         2
                                     10.2500          1,154.11         79
    BLUE SPRINGS    MO    64014      10.0000       11/26/03
    0419249933                         .0000       01/01/04            00
    0419249933                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8907712                           6.2500         86,000.00        100
                                      6.2500         85,753.91         ZZ
                                      6.0000            529.52         4
                                     11.2500            529.52         65
    ORLANDO         FL    32801      11.0000       11/26/03
    0418834362                         .0000       01/01/04            00
    0418834362                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8907782                           4.7500        150,000.00        100
                                      4.7500        149,431.59         ZZ
                                      4.5000            782.47         1
                                     10.7500            782.47         58
    HAMPTON         NH    03842      10.5000       11/21/03
    0418856043                         .0000       01/01/04            00
    0418856043                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8907792                           5.2500        121,000.00        100
                                      5.2500        120,581.80         ZZ
                                      5.0000            668.17         1
                                     11.2500            668.17         87
    ENGLEWOOD       CO    80111      11.0000       11/21/03
    0418866380                         .0000       01/01/04            01
    0418866380                         .0000       12/01/33           25
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8907802                           6.2500        108,720.00        100
                                      6.2500        108,408.90         ZZ
                                      6.0000            669.41         2
                                     11.2500            669.41         90
    BELLEVILLE      IL    62221      11.0000       11/25/03
    0437074800                        3.2500       01/01/04            01
    0311130004                        3.0000       12/01/33           25
    0                                 3.2500       12/01/08        12/01/08
    U19/G02                           3.0000       01/01/09        01/01/09
      25                              3.2500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       3.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8907842                           5.8750        256,500.00        100
                                      5.8750        255,711.62         ZZ
                                      5.6250          1,517.29         1
                                     10.8750          1,517.29         80
    WIXOM           MI    48390      10.6250       11/24/03
    0418885513                         .0000       01/01/04            00
    0418885513                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908040                           5.7500        190,000.00        100
                                      5.7500        189,402.03         ZZ
                                      5.5000          1,108.79         1
                                     11.7500          1,108.79         95
    LIVONIA         MI    48154      11.5000       11/25/03
    0418936092                         .0000       01/01/04            04
    0418936092                         .0000       12/01/33           30
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908090                           5.3750        224,000.00        100
                                      5.3750        223,243.60         ZZ
                                      5.1250          1,254.34         1
                                     11.3750          1,254.34         80
    CHICAGO         IL    60630      11.1250       11/21/03
    0418943759                         .0000       01/01/04            00
    0418943759                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8908262                           5.2500         64,980.00        100
                                      5.2500         64,755.42         ZZ
                                      5.0000            358.82         1
                                     11.2500            358.82         90
    HOUSTON         TX    77064      11.0000       11/25/03
    0418976049                         .0000       01/01/04            01
    0418976049                         .0000       12/01/33           25
    0                                 3.2500       12/01/05        12/01/05
1


    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8908288                           5.6250         93,500.00        100
                                      5.6250         93,198.71         ZZ
                                      5.3750            538.24         1
                                     11.6250            538.24         85
    COLLINSVILLE    IL    62234      11.3750       11/21/03
    0418984456                         .0000       01/01/04            04
    0418984456                         .0000       12/01/33           12
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.6250          .0000           .0000
    A                                 7.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908496                           4.7500        101,600.00        100
                                      4.7500        101,215.01         ZZ
                                      4.5000            529.99         1
                                     10.7500            529.99         80
    EAU CLAIRE      WI    54703      10.5000       11/21/03
    0419012877                         .0000       01/01/04            00
    0419012877                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908586                           5.1250        300,000.00        100
                                      5.1250        298,938.86         ZZ
                                      4.8750          1,633.46         1
                                     10.1250          1,633.46         69
    TRACY           CA    95377       9.8750       11/17/03
1


    0419020086                         .0000       01/01/04            00
    0419020086                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908640                           4.7500        178,500.00        100
                                      4.7500        177,823.59         ZZ
                                      4.5000            931.14         1
                                     10.7500            931.14         85
    PERTH AMBOY     NJ    08861      10.5000       11/21/03
    0419036132                         .0000       01/01/04            04
    0419036132                         .0000       12/01/33           12
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908650                           5.0000        122,250.00        100
                                      5.0000        121,749.02         ZZ
                                      4.7500            656.26         1
                                     11.0000            656.26         75
    BRUSH           CO    80723      10.7500       11/26/03
    0419039904                         .0000       01/01/04            00
    0419039904                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8908654                           5.3750        228,500.00        100
                                      5.3750        227,728.43         ZZ
1


                                      5.1250          1,279.53         1
                                     10.3750          1,279.53         75
    DALLAS          TX    75206      10.1250       11/21/03
    0419041124                         .0000       01/01/04            00
    0419041124                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908706                           5.2500        176,250.00        100
                                      5.2500        175,640.84         ZZ
                                      5.0000            973.26         1
                                     10.2500            973.26         75
    LIVONIA         MI    48154      10.0000       11/21/03
    0419048285                         .0000       01/01/04            00
    0419048285                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908762                           5.2500        216,000.00        100
                                      5.2500        215,253.47         ZZ
                                      5.0000          1,192.76         1
                                     11.2500          1,192.76         80
    SHAKOPEE        MN    55379      11.0000       11/26/03
    0419065339                         .0000       01/01/04            00
    0419065339                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    8908862                           5.0000        101,000.00        100
                                      5.0000        100,595.43         ZZ
                                      4.7500            542.19         1
                                     11.0000            542.19         86
    DOUGLASVILLE    GA    30134      10.7500       11/21/03
    0419074133                         .0000       01/01/04            10
    0419074133                         .0000       12/01/33           25
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908894                           5.5000        109,600.00        100
                                      5.5000        109,235.54         ZZ
                                      5.2500            622.30         1
                                     10.5000            622.30         80
    CENTER LINE     MI    48015      10.2500       11/25/03
    0419088836                         .0000       01/01/04            00
    0419088836                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908904                           5.5000        132,000.00        100
                                      5.5000        131,561.40         ZZ
                                      5.2500            749.48         1
                                     11.5000            749.48         80
    BETHEL          OH    45106      11.2500       11/21/03
    0419090808                         .0000       01/01/04            00
    0419090808                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8909608                           6.0000        162,800.00        100
                                      6.0000        162,311.36         ZZ
                                      5.7500            976.07         1
                                     11.0000            976.07         90
    NAPLES          FL    34109      10.7500       11/26/03
    0419141759                         .0000       01/01/04            04
    0419141759                         .0000       12/01/33           25
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8909640                           5.5000        114,400.00        100
                                      5.5000        114,022.62         ZZ
                                      5.2500            649.55         1
                                     10.5000            649.55         80
    PORTLAND        OR    97220      10.2500       11/20/03
    0419145222                         .0000       01/01/04            00
    0419145222                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8909670                           5.5000        152,000.00        100
                                      5.5000        151,366.89         ZZ
                                      5.2500            863.04         1
                                     10.5000            863.04        100
    COLORADO SPRIN  CO    80904      10.2500       11/26/03
    0419148341                         .0000       01/01/04            01
    0419148341                         .0000       12/01/33           35
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8909772                           4.6250        231,750.00        100
                                      4.6250        230,851.59         ZZ
                                      4.3750          1,191.52         2
                                     10.6250          1,191.52         90
    PORTLAND        OR    97217      10.3750       11/19/03
    0419166418                         .0000       01/01/04            04
    0419166418                         .0000       12/01/33           25
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 6.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8909804                           5.0000        235,000.00        100
                                      5.0000        234,149.38         ZZ
                                      4.7500          1,261.53         1
                                     11.0000          1,261.53         82
    WESTMINISTER    CO    80031      10.7500       11/21/03
    0419171699                         .0000       01/01/04            01
    0419171699                         .0000       12/01/33           20
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8909888                           5.2500        209,000.00        100
                                      5.2500        208,277.65         ZZ
                                      5.0000          1,154.11         2
                                     10.2500          1,154.11         79
    BLUE SPRINGS    MO    64014      10.0000       11/26/03
    0419192729                         .0000       01/01/04            00
    0419192729                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
1


    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8910069                           4.6250        318,500.00        100
                                      4.6250        318,090.02         T
                                      4.3750          1,637.53         1
                                     10.6250          1,637.53         62
    BREMERTON       WA    98310      10.3750       01/27/04
    0437409899                         .0000       03/01/04            00
    59001511                           .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    X31/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8911383                           5.2500        108,800.00        100
                                      5.2500        108,800.00         ZZ
                                      5.0000            600.80         1
                                     10.2500            600.80         89
    BOISE           ID    83706      10.0000       02/03/04
    0437451487                        3.2500       04/01/04            11
    4041012                           3.0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    B44/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8913844                           5.5000        115,425.00        100
                                      5.5000        115,044.24         ZZ
                                      5.2500            655.37         1
                                     11.5000            655.37         95
    HIGHLAND SPRIN  VA    23075      11.2500       11/25/03
1


    0419100706                         .0000       01/01/04            10
    0419100706                         .0000       12/01/33           30
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8913882                           5.2500         69,800.00        100
                                      5.2500         69,558.75         ZZ
                                      5.0000            385.44         2
                                     11.2500            385.44         38
    LEES SUMMIT     MO    64063      11.0000       11/25/03
    0419125646                         .0000       01/01/04            00
    0419125646                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8914006                           4.8750        107,910.00        100
                                      4.8750        107,644.09         ZZ
                                      4.6250            571.07         1
                                     10.8750            571.07         90
    COLORADO SPRIN  CO    80916      10.6250       12/01/03
    0419239157                         .0000       02/01/04            01
    0419239157                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8914056                           5.2500        247,200.00        100
                                      5.2500        246,345.62         ZZ
1


                                      5.0000          1,365.05         1
                                     11.2500          1,365.05         80
    SALEM           NH    03079      11.0000       11/25/03
    0418677886                         .0000       01/01/04            00
    0418677886                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8914104                           5.0000         89,600.00        100
                                      5.0000         89,171.65         T
                                      4.7500            480.99         1
                                     10.0000            480.99         80
    PORT ANGELES    WA    98363       9.7500       11/18/03
    0418793485                         .0000       01/01/04            00
    0418793485                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8914110                           4.7500        147,000.00        100
                                      4.7500        146,442.97         ZZ
                                      4.5000            766.82         2
                                     10.7500            766.82         83
    NEWARK          NJ    07106      10.5000       11/25/03
    0418798542                         .0000       01/01/04            01
    0418798542                         .0000       12/01/33           12
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8914116                           5.6250        107,775.00        100
                                      5.6250        107,427.74         ZZ
                                      5.3750            620.41         3
                                     11.6250            620.41         90
    HAGERSTOWN      MD    21740      11.3750       12/01/03
    0418810990                         .0000       01/01/04            04
    0418810990                         .0000       12/01/33           25
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.6250          .0000           .0000
    A                                 7.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8914204                           5.8750        143,000.00        100
                                      5.8750        142,560.46         ZZ
                                      5.6250            845.90         1
                                     10.8750            845.90         94
    NEWPORT NEWS    VA    23608      10.6250       11/25/03
    0418916508                         .0000       01/01/04            01
    0418916508                         .0000       12/01/33           30
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8914226                           5.2500        175,000.00        100
                                      5.2500        174,395.16         ZZ
                                      5.0000            966.36         2
                                     11.2500            966.36         67
    LAKEWOOD        CO    80214      11.0000       11/25/03
    0418953212                         .0000       01/01/04            00
    0418953212                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8914423                           5.2500        183,200.00        100
                                      5.2500        183,200.00         ZZ
                                      5.0000          1,011.64         1
                                     10.2500          1,011.64         80
    MANASSAS        VA    20110      10.0000       02/17/04
    0437529779                        3.2500       04/01/04            00
    8825341                           3.0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    W98/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8916070                           5.5000         60,000.00        100
                                      5.5000         59,802.09         ZZ
                                      5.2500            340.67         1
                                     11.5000            340.67         80
    NEW HOPE        MN    55428      11.2500       11/25/03
    0437090368                        3.2500       01/01/04            00
    991690                            3.0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    X94/G02                           3.0000       01/01/06        01/01/06
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8917500                           5.6250         52,000.00        100
                                      5.6250         51,832.45         ZZ
                                      5.3750            299.34         1
                                     11.6250            299.34         80
    COLUMBUS        OH    43205      11.3750       11/17/03
    0437126790                        3.2500       01/01/04            00
    13896801                          3.0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    U35/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 8.6250            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.3750                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8919254                           5.2500        126,000.00        100
                                      5.2500        125,529.57         ZZ
                                      5.0000            695.78         1
                                     11.2500            695.78         90
    ALLENTOWN       PA    18103      11.0000       11/25/03
    0418923082                         .0000       01/01/04            04
    0418923082                         .0000       12/01/33           25
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8919328                           5.5000        213,800.00        100
                                      5.5000        213,094.74         T
                                      5.2500          1,213.93         1
                                     10.5000          1,213.93         80
    ELK GROVE       CA    95758      10.2500       11/25/03
    0418996906                         .0000       01/01/04            00
    0418996906                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8919330                           4.7500        136,000.00        100
                                      4.7500        135,657.11         T
                                      4.5000            709.44         1
                                     10.7500            709.44         85
    GALLOWAY TWP.   NJ    08205      10.5000       12/02/03
    0418998399                         .0000       02/01/04            01
    0418998399                         .0000       01/01/34           20
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8919368                           5.3750        250,000.00        100
                                      5.3750        249,155.82         ZZ
                                      5.1250          1,399.93         1
                                     10.3750          1,399.93         79
    TACOMA          WA    98422      10.1250       11/21/03
    0419030812                         .0000       01/01/04            00
    0419030812                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8919372                           4.7500        100,000.00        100
                                      4.7500         99,556.66         ZZ
                                      4.5000            521.65         1
                                     10.7500            521.65         60
    NORCROSS        GA    30093      10.5000       12/02/03
    0419033295                         .0000       01/01/04            00
    0419033295                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8919414                           5.8750        122,000.00        100
                                      5.8750        121,625.00         ZZ
                                      5.6250            721.68         1
                                     10.8750            721.68         80
    TAMPA           FL    33624      10.6250       11/26/03
1


    0419107222                         .0000       01/01/04            00
    0419107222                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8919480                           5.3750        239,500.00        100
                                      5.3750        238,543.08         ZZ
                                      5.1250          1,341.13         1
                                     11.3750          1,341.13         89
    SOUTHFIELD      MI    48076      11.1250       11/26/03
    0419159181                         .0000       01/01/04            01
    0419159181                         .0000       12/01/33           25
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8919516                           4.8750        320,000.00        100
                                      4.8750        318,814.79         ZZ
                                      4.6250          1,693.47         1
                                     10.8750          1,693.47         72
    NORTH READING   MA    01864      10.6250       11/26/03
    0419196233                         .0000       01/01/04            00
    0419196233                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8919530                           5.2500        322,700.00        100
                                      5.2500        321,584.69         ZZ
1


                                      5.0000          1,781.96         1
                                     11.2500          1,781.96         76
    SACRAMENTO      CA    95818      11.0000       11/24/03
    0419209820                         .0000       01/01/04            00
    0419209820                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8919566                           6.2500        240,000.00        100
                                      6.2500        239,313.27         ZZ
                                      6.0000          1,477.72         3
                                     11.2500          1,477.72         80
    NEW BEDFORD     MA    02740      11.0000       12/02/03
    0419255526                         .0000       01/01/04            00
    0419255526                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8919592                           5.5000        280,000.00        100
                                      5.5000        279,076.35         ZZ
                                      5.2500          1,589.81         1
                                     11.5000          1,589.81         77
    PORT JEFFERSON  NY    11776      11.2500       11/26/03
    0419078068                         .0000       01/01/04            00
    0419078068                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8919630                           5.8750        100,000.00        100
                                      5.8750         99,589.16         ZZ
                                      5.6250            591.54         1
                                     11.8750            591.54         80
    ROYAL OAK       MI    48067      11.6250       11/07/03
    0418873840                         .0000       12/01/03            00
    0418873840                         .0000       11/01/33            0
    0                                 3.2500       11/01/06        11/01/06
    E22/G02                           3.0000       12/01/06        12/01/06
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8921102                           5.8750        287,200.00        100
                                      5.8750        286,317.24         ZZ
                                      5.6250          1,698.90         3
                                     10.8750          1,698.90         80
    UPLAND          CA    91786      10.6250       11/20/03
    0437072887                        3.2500       01/01/04            00
    9732279000                        3.0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    R49/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.6250                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8924052                           6.2500        219,600.00        100
                                      6.2500        218,971.65         ZZ
                                      6.0000          1,352.11         1
                                     11.2500          1,352.11         90
    HIALEAH         FL    33012      11.0000       11/28/03
    0437072861                         .0000       01/01/04            11
    034344MG                           .0000       12/01/33           25
    0                                 3.2500       12/01/08        12/01/08
    W08/G02                           3.0000       01/01/09        01/01/09
      45                              1.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8924430                           4.7500        230,000.00        100
                                      4.7500        229,420.11         ZZ
                                      4.5000          1,199.79         1
                                     10.7500          1,199.79         72
    ANNAPOLIS       MD    21401      10.5000       11/25/03
    0419073705                         .0000       02/01/04            00
    0419073705                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8924432                           5.0000        221,200.00        100
                                      5.0000        220,667.33         ZZ
                                      4.7500          1,187.45         1
                                     11.0000          1,187.45         70
    ALBUQUERQUE     NM    87105      10.7500       12/02/03
    0419075056                         .0000       02/01/04            00
    0419075056                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8924446                           5.5000        166,500.00        100
                                      5.5000        165,950.76         ZZ
                                      5.2500            945.37         1
                                     11.5000            945.37         90
    MISSOULA        MT    59803      11.2500       12/03/03
    0419086467                         .0000       01/01/04            01
    0419086467                         .0000       12/01/33           25
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8924532                           5.5000        232,800.00        100
                                      5.5000        232,032.06         ZZ
                                      5.2500          1,321.81         1
                                     11.5000          1,321.81         80
    SUMMERVILLE     SC    29483      11.2500       12/03/03
    0419166681                         .0000       01/01/04            00
    0419166681                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8924608                           5.8750        260,000.00        100
                                      5.8750        259,200.85         ZZ
                                      5.6250          1,538.00         1
                                     10.8750          1,538.00         80
    NORTH HOLLYWOO  CA    91601      10.6250       11/10/03
    0437068653                         .0000       01/01/04            00
    0002302452                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    A39/G02                           3.0000       01/01/09        01/01/09
      25                              3.2500          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8925726                           5.7500        176,250.00        100
                                      5.7500        175,881.08         ZZ
                                      5.5000          1,028.55         1
                                     10.7500          1,028.55         75
    BELLMORE        NY    11710      10.5000       11/26/03
    0437069875                         .0000       02/01/04            00
    16173                              .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
1


    A35/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8928458                           5.1250        322,700.00        100
                                      5.1250        321,558.55         ZZ
                                      4.8750          1,757.06         2
                                     10.1250          1,757.06         74
    CARMICHAEL      CA    95608       9.8750       11/24/03
    0419179460                         .0000       01/01/04            00
    0419179460                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8928512                           5.2500        236,250.00        100
                                      5.2500        235,706.84         ZZ
                                      5.0000          1,304.58         1
                                     10.2500          1,304.58         75
    BLAINE          WA    98230      10.0000       12/01/03
    0419278767                         .0000       02/01/04            00
    0419278767                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8928580                           5.5000        218,025.00        100
                                      5.5000        217,305.80         ZZ
                                      5.2500          1,237.92         1
                                     11.5000          1,237.92         95
    WELLINGTON      FL    33414      11.2500       12/04/03
1


    0418945002                         .0000       01/01/04            01
    0418945002                         .0000       12/01/33           30
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8928590                           5.7500        162,000.00        100
                                      5.7500        161,490.15         ZZ
                                      5.5000            945.39         1
                                     11.7500            945.39         90
    WEST COVINA     CA    91792      11.5000       11/10/03
    0437213606                        3.2500       01/01/04            10
    40067                             3.0000       12/01/33           30
    0                                 3.2500       12/01/06        12/01/06
    B43/G02                           3.0000       01/01/07        01/01/07
      25                              3.7500          .0000           .0000
    A                                 7.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.5000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8928634                           6.2500         87,000.00        100
                                      6.2500         86,751.08         ZZ
                                      6.0000            535.67         2
                                     11.2500            535.67         75
    CLEARWATER      FL    33763      11.0000       12/04/03
    0419061411                         .0000       01/01/04            00
    0419061411                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8928714                           6.0000        207,200.00        100
                                      6.0000        206,578.09         ZZ
1


                                      5.7500          1,242.27         1
                                     12.0000          1,242.27         80
    PORT ORCHARD    WA    98367      11.7500       11/04/03
    0419140256                         .0000       01/01/04            00
    0419140256                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8929930                           5.8750        161,600.00        100
                                      5.8750        161,014.50         ZZ
                                      5.6250            955.93         1
                                     11.8750            955.93         80
    STILLWATER      MN    55082      11.6250       12/05/03
    0437080625                         .0000       01/01/04            00
    20034484F                          .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    B39/G02                           3.0000       01/01/07        01/01/07
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8935052                           5.7500        218,500.00        100
                                      5.7500        218,042.65         ZZ
                                      5.5000          1,275.11         1
                                     10.7500          1,275.11         95
    BOYNTON BEACH   FL    33435      10.5000       12/05/03
    0419258983                         .0000       02/01/04            01
    0419258983                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8935138                           4.7500        123,291.00        100
                                      4.7500        122,980.16         ZZ
                                      4.5000            643.14         1
                                     10.7500            643.14         90
    FORT WORTH      TX    76131      10.5000       12/05/03
    0419301825                         .0000       02/01/04            04
    0419301825                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8935394                           4.7500        198,750.00        100
                                      4.7500        197,996.88         ZZ
                                      4.5000          1,036.77         1
                                     10.7500          1,036.77         74
    SANTA MARIA     CA    93454      10.5000       11/07/03
    0418885638                         .0000       01/01/04            00
    0418885638                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8935742                           5.7500         74,150.00        100
                                      5.7500         73,994.79         ZZ
                                      5.5000            432.72         1
                                     11.7500            432.72         80
    PLAINWELL       MI    49080      11.5000       12/05/03
    0419061288                         .0000       02/01/04            00
    0419061288                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8935784                           5.3750        325,248.00        100
                                      5.3750        324,149.72         ZZ
                                      5.1250          1,821.30         1
                                     11.3750          1,821.30         75
    ROCHESTER       MI    48306      11.1250       12/01/03
    0419070099                         .0000       01/01/04            00
    0419070099                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8935796                           4.7500        192,000.00        100
                                      4.7500        191,515.92         ZZ
                                      4.5000          1,001.56         1
                                     10.7500          1,001.56         80
    HOUSTON         TX    77055      10.5000       12/05/03
    0419071865                         .0000       02/01/04            00
    0419071865                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8935884                           5.5000        201,400.00        100
                                      5.5000        200,735.62         ZZ
                                      5.2500          1,143.53         1
                                     10.5000          1,143.53         95
    ALBUQUERQUE     NM    87120      10.2500       12/04/03
    0419125737                         .0000       01/01/04            01
    0419125737                         .0000       12/01/33           30
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8935928                           6.0000        192,000.00        100
                                      6.0000        191,423.70         ZZ
                                      5.7500          1,151.14         1
                                     11.0000          1,151.14         80
    SNOHOMISH       WA    98290      10.7500       11/26/03
    0419132477                         .0000       01/01/04            00
    0419132477                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8936078                           5.3750        287,000.00        100
                                      5.3750        286,355.36         ZZ
                                      5.1250          1,607.12         1
                                     10.3750          1,607.12         69
    HAYWARD         CA    94544      10.1250       11/24/03
    0419157326                         .0000       02/01/04            00
    0419157326                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8936128                           5.2500        322,693.00        100
                                      5.2500        321,951.10         ZZ
                                      5.0000          1,781.92         1
                                     10.2500          1,781.92         76
    GRAYSLAKE       IL    60030      10.0000       11/26/03
    0419167440                         .0000       02/01/04            00
    0419167440                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
1


    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8936166                           5.1250        255,000.00        100
                                      5.1250        254,098.02         ZZ
                                      4.8750          1,388.44         1
                                     11.1250          1,388.44         42
    MARSHFIELD      MA    02050      10.8750       12/01/03
    0419180690                         .0000       01/01/04            00
    0419180690                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8936322                           5.3750        107,900.00        100
                                      5.3750        107,535.65         ZZ
                                      5.1250            604.21         1
                                     10.3750            604.21         80
    APPLE VALLEY    CA    92307      10.1250       11/24/03
    0419212246                         .0000       01/01/04            00
    0419212246                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8936558                           5.6250        180,800.00        100
                                      5.6250        180,217.40         ZZ
                                      5.3750          1,040.79         1
                                     11.6250          1,040.79         80
    HICKORY HILLS   IL    60457      11.3750       12/05/03
1


    0419105440                         .0000       01/01/04            00
    0419105440                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8938688                           6.0000        116,800.00        100
                                      6.0000        116,466.86         ZZ
                                      5.7500            700.28         1
                                     11.0000            700.28         80
    COLUMBIA        MD    21044      10.7500       12/04/03
    0437220767                         .0000       02/01/04            00
    MD35559                            .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    Q31/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8942184                           5.5000         63,650.00        100
                                      5.5000         63,510.34         ZZ
                                      5.2500            361.40         1
                                     11.5000            361.40         95
    HUNTSVILLE      AL    35810      11.2500       12/03/03
    0419200878                         .0000       02/01/04            04
    0419200878                         .0000       01/01/34           30
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8942228                           5.2500        183,000.00        100
                                      5.2500        182,367.53         ZZ
1


                                      5.0000          1,010.53         1
                                     10.2500          1,010.53         53
    BUENA PARK      CA    90620      10.0000       11/18/03
    0418579074                         .0000       01/01/04            00
    0418579074                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8942278                           5.0000        194,750.00        100
                                      5.0000        194,281.02         ZZ
                                      4.7500          1,045.46         1
                                     11.0000          1,045.46         95
    COUNCIL BLUFFS  IA    51503      10.7500       12/08/03
    0418842415                         .0000       02/01/04            01
    0418842415                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8942378                           5.3750        175,200.00        100
                                      5.3750        174,806.48         ZZ
                                      5.1250            981.07         1
                                     10.3750            981.07         80
    CAMANO ISLAND   WA    98282      10.1250       12/01/03
    0418955324                         .0000       02/01/04            00
    0418955324                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8942448                           5.3750        109,600.00        100
                                      5.3750        109,353.83         ZZ
                                      5.1250            613.73         1
                                     10.3750            613.73         80
    MARGATE         FL    33063      10.1250       12/03/03
    0419064753                         .0000       02/01/04            00
    0419064753                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8942568                           5.2500        224,000.00        100
                                      5.2500        223,485.00         ZZ
                                      5.0000          1,236.94         1
                                     11.2500          1,236.94         80
    LAS VEGAS       NV    89147      11.0000       11/26/03
    0419128574                         .0000       02/01/04            00
    0419128574                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8942632                           5.5000        136,800.00        100
                                      5.5000        136,499.83         ZZ
                                      5.2500            776.74         1
                                     11.5000            776.74         80
    BRIGHTON        MI    48116      11.2500       12/02/03
    0419241708                         .0000       02/01/04            00
    0419241708                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8944734                           5.0000        322,700.00        100
                                      5.0000        321,531.94         ZZ
                                      4.7500          1,732.32         1
                                     11.0000          1,732.32         71
    PASO ROBLES     CA    93446      10.7500       11/14/03
    8900012492                        3.2500       01/01/04            00
    8900012492                        3.0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    U37/U37                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.7500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8945488                           5.8750        176,000.00        100
                                      5.8750        175,459.04         TX
                                      5.6250          1,041.11         1
                                     10.8750          1,041.11         80
    GEORGETOWN      TX    78626      10.6250       11/19/03
    0437179823                         .0000       01/01/04            00
    504386                             .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    758/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8946310                           5.0000        329,200.00        100
                                      5.0000        328,006.42         ZZ
                                      4.7500          1,767.22         1
                                     11.0000          1,767.22         80
    RANCHO CUCAMON  CA    91701      10.7500       12/04/03
    0437156557                         .0000       02/01/04            00
    70030157                           .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    940/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8946734                           5.7500        300,000.00        100
                                      5.7500        299,055.83         ZZ
                                      5.5000          1,750.72         1
                                     10.7500          1,750.72         79
    LAS VEGAS       NV    89139      10.5000       11/14/03
    0437129885                        3.2500       01/01/04            00
    1000047378                        3.0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    624/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.5000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8947072                           5.5000        304,000.00        100
                                      5.5000        303,332.98         ZZ
                                      5.2500          1,726.08         1
                                     11.5000          1,726.08         80
    MANDEVILLE      LA    70471      11.2500       12/04/03
    0418889192                         .0000       02/01/04            00
    0418889192                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8947136                           5.8750         99,500.00        100
                                      5.8750         99,296.62         ZZ
                                      5.6250            588.58         1
                                     11.8750            588.58         89
    TROUTMAN        NC    28166      11.6250       12/02/03
    0419024971                         .0000       02/01/04            01
    0419024971                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8947210                           5.6250        116,500.00        100
                                      5.6250        116,124.60         ZZ
                                      5.3750            670.64         1
                                     10.6250            670.64         65
    MILWAUKIE       OR    97222      10.3750       11/25/03
    0419160247                         .0000       01/01/04            00
    0419160247                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8947212                           6.0000         78,750.00        100
                                      6.0000         78,592.81         ZZ
                                      5.7500            472.15         1
                                     12.0000            472.15         90
    OMAHA           NE    68138      11.7500       12/09/03
    0419163431                         .0000       02/01/04            04
    0419163431                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8947236                           6.0000        112,000.00        100
                                      6.0000        111,675.94         ZZ
                                      5.7500            671.50         1
                                     11.0000            671.50         80
    BRIGHTON        MI    48116      10.7500       12/04/03
1


    0418819223                         .0000       02/01/04            00
    0418819223                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8947262                           5.5000         77,900.00        100
                                      5.5000         77,226.78         ZZ
                                      5.2500            442.31         1
                                     11.5000            442.31         95
    JOHNSTON        SC    29832      11.2500       12/03/03
    0418656872                         .0000       02/01/04            04
    0418656872                         .0000       01/01/34           30
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8947276                           5.5000        102,000.00        100
                                      5.5000        101,776.21         ZZ
                                      5.2500            579.14         1
                                     10.5000            579.14         56
    WARWICK         RI    02889      10.2500       12/04/03
    0418935292                         .0000       02/01/04            00
    0418935292                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8947292                           5.7500        151,000.00        100
                                      5.7500        150,566.71         ZZ
1


                                      5.5000            881.20         1
                                     10.7500            881.20         53
    ANN ARBOR       MI    48103      10.5000       12/04/03
    0418959540                         .0000       02/01/04            00
    0418959540                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8947294                           5.3750         75,000.00        100
                                      5.3750         74,831.54         ZZ
                                      5.1250            419.98         1
                                     10.3750            419.98         90
    BROKEN ARROW    OK    74012      10.1250       12/04/03
    0418966198                         .0000       02/01/04            01
    0418966198                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8947356                           5.8750        218,400.00        100
                                      5.8750        217,953.57         ZZ
                                      5.6250          1,291.92         1
                                     10.8750          1,291.92         80
    FRESNO          CA    93720      10.6250       12/02/03
    0419102215                         .0000       02/01/04            00
    0419102215                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    8947428                           5.6250         56,250.00        100
                                      5.6250         56,129.44         ZZ
                                      5.3750            323.81         1
                                     11.6250            323.81         75
    BIRMINGHAM      AL    35210      11.3750       12/09/03
    0419223292                         .0000       02/01/04            00
    0419223292                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8949042                           5.6250        257,000.00        100
                                      5.6250        256,171.88         ZZ
                                      5.3750          1,479.44         1
                                     11.6250          1,479.44         94
    PEORIA          AZ    85383      11.3750       11/28/03
    0437219173                        3.2500       01/01/04            04
    1009000280                        3.0000       12/01/33           30
    0                                 3.2500       12/01/05        12/01/05
    W40/G02                           3.0000       01/01/06        01/01/06
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.3750                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8951288                           5.2500        150,000.00        100
                                      5.2500        149,655.13         ZZ
                                      5.0000            828.31         1
                                     11.2500            828.31         80
    LAKE GENEVA     WI    53147      11.0000       12/05/03
    0437124407                        3.2500       02/01/04            00
    TQS545                            3.0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    U85/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8952494                           5.7500        175,200.00        100
                                      5.7500        174,648.60         ZZ
                                      5.5000          1,022.42         1
                                     11.7500          1,022.42         80
    FORT COLLINS    CO    80521      11.5000       12/04/03
    0437192792                        3.2500       01/01/04            00
    14234899                          3.0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    U35/G02                           3.0000       01/01/07        01/01/07
      25                              3.7500          .0000           .0000
    A                                 7.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.5000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8953324                           5.6250         64,710.00        100
                                      5.6250         64,501.48         ZZ
                                      5.3750            372.51         1
                                     11.6250            372.51         90
    INDIANAPOLIS    IN    46218      11.3750       11/26/03
    0437128572                        3.2500       01/01/04            04
    14193901                          3.0000       12/01/33           25
    0                                 3.2500       12/01/06        12/01/06
    U35/G02                           3.0000       01/01/07        01/01/07
      25                              3.2500          .0000           .0000
    A                                 8.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.3750                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8953620                           5.8750        212,000.00        100
                                      5.8750        211,348.40         ZZ
                                      5.6250          1,254.06         1
                                     10.8750          1,254.06         80
    DENVER          CO    80207      10.6250       11/14/03
    0437134505                         .0000       01/01/04            00
    7332025443                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E47/G02                           3.0000       01/01/09        01/01/09
      25                              3.2500          .0000           .0000
    A                                10.8750            6              6
1


      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8955278                           5.5000        288,000.00        100
                                      5.5000        287,368.10         ZZ
                                      5.2500          1,635.23         1
                                     10.5000          1,635.23         80
    GLENDALE        CA    91206      10.2500       12/01/03
    0437125826                        3.2500       02/01/04            00
    0000506772                        3.0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    Q59/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8955550                           4.8750        122,250.00        100
                                      4.8750        121,948.75         ZZ
                                      4.6250            646.96         1
                                      9.8750            646.96         95
    ZANESVILLE      OH    43701       9.6250       12/05/03
    0418772539                         .0000       02/01/04            01
    0418772539                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                 9.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8955690                           5.2500        295,000.00        100
                                      5.2500        293,980.43         ZZ
                                      5.0000          1,629.00         1
                                     10.2500          1,629.00         54
    PARK RIDGE      IL    60068      10.0000       12/05/03
    0419060637                         .0000       01/01/04            00
    0419060637                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
1


    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8955692                           4.7500        180,000.00        100
                                      4.7500        179,546.16         ZZ
                                      4.5000            938.97         1
                                     10.7500            938.97         33
    NORTH READING   MA    01864      10.5000       12/05/03
    0419061221                         .0000       02/01/04            00
    0419061221                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8955732                           5.0000        151,000.00        100
                                      5.0000        150,636.38         ZZ
                                      4.7500            810.60         1
                                     11.0000            810.60         49
    PARKER          CO    80134      10.7500       12/05/03
    0419108873                         .0000       02/01/04            00
    0419108873                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8955800                           5.7500         94,300.00        100
                                      5.7500         94,099.54         ZZ
                                      5.5000            550.31         1
                                     11.7500            550.31         82
    WARREN          MI    48091      11.5000       12/10/03
1


    0419156583                         .0000       02/01/04            01
    0419156583                         .0000       01/01/34           12
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8955816                           5.5000        225,500.00        100
                                      5.5000        225,005.23         ZZ
                                      5.2500          1,280.36         1
                                     10.5000          1,280.36         79
    ENGLEWOOD       CO    80112      10.2500       12/05/03
    0419170840                         .0000       02/01/04            00
    0419170840                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8955830                           5.2500        120,000.00        100
                                      5.2500        119,724.12         ZZ
                                      5.0000            662.64         3
                                     10.2500            662.64         69
    PROSSER         WA    99350      10.0000       12/04/03
    0419178108                         .0000       02/01/04            00
    0419178108                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8955844                           5.2500         63,000.00        100
                                      5.2500         62,511.78         ZZ
1


                                      5.0000            347.89         2
                                     10.2500            347.89         70
    AKRON           OH    44310      10.0000       12/10/03
    0419187984                         .0000       02/01/04            00
    0419187984                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8955852                           6.1250        161,000.00        100
                                      6.1250        160,686.24         ZZ
                                      5.8750            978.25         1
                                     11.1250            978.25         80
    ROYAL OAK       MI    48073      10.8750       12/10/03
    0419197165                         .0000       02/01/04            00
    0419197165                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8957906                           5.2500        100,000.00        100
                                      5.2500         99,654.39         ZZ
                                      5.0000            552.20         1
                                     11.2500            552.20         80
    MANASSAS        VA    20110      11.0000       12/05/03
    0437208119                         .0000       01/01/04            00
    1080005104                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E77/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    8958968                           4.8750        280,000.00        100
                                      4.8750        279,310.04         ZZ
                                      4.6250          1,481.78         1
                                     10.8750          1,481.78         79
    LOS ANGELES     CA    91605      10.6250       12/05/03
    0437266679                        3.2500       02/01/04            00
    0000506803                        3.0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    Q59/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.6250                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8960142                           5.7500        130,000.00        100
                                      5.7500        129,727.89         ZZ
                                      5.5000            758.65         1
                                     11.7500            758.65         16
    MANHATTAN BEAC  CA    90266      11.5000       12/02/03
    0437200892                         .0000       02/01/04            00
    HS904920                           .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    Q31/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8960334                           5.5000        136,000.00        100
                                      5.5000        135,701.60         ZZ
                                      5.2500            772.19         1
                                     10.5000            772.19         85
    ALTO            MI    49302      10.2500       12/03/03
    0437123300                         .0000       02/01/04            10
    100094600000023                    .0000       01/01/34           12
    0                                 3.2500       01/01/09        01/01/09
    R55/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8961088                           5.5000        170,500.00        100
                                      5.5000        170,125.90         ZZ
                                      5.2500            968.08         1
                                     11.5000            968.08         73
    KENT            WA    98031      11.2500       12/03/03
    0419061346                         .0000       02/01/04            00
    0419061346                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8961116                           5.0000        272,000.00        100
                                      5.0000        271,155.68         ZZ
                                      4.7500          1,460.15         1
                                     11.0000          1,460.15         80
    SANTA MARIA     CA    93454      10.7500       12/02/03
    0418736005                         .0000       02/01/04            00
    0418736005                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8961118                           5.7500        154,400.00        100
                                      5.7500        154,076.81         ZZ
                                      5.5000            901.04         1
                                     11.7500            901.04         80
    SACRAMENTO      CA    95833      11.5000       12/05/03
    0418738688                         .0000       02/01/04            00
    0418738688                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    8961124                           5.6250        180,500.00        100
                                      5.6250        180,113.16         ZZ
                                      5.3750          1,039.06         1
                                     11.6250          1,039.06         95
    DENVER          CO    80249      11.3750       12/05/03
    0418768347                         .0000       02/01/04            01
    0418768347                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8961136                           5.6250        172,000.00        100
                                      5.6250        171,631.38         ZZ
                                      5.3750            990.13         1
                                     10.6250            990.13         80
    POMONA          CA    91768      10.3750       12/02/03
    0418901252                         .0000       02/01/04            00
    0418901252                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8961206                           4.8750        167,200.00        100
                                      4.8750        166,787.98         ZZ
                                      4.6250            884.84         1
                                     10.8750            884.84         95
    LITCHFIELD PAR  AZ    85340      10.6250       12/03/03
    0419181474                         .0000       02/01/04            01
    0419181474                         .0000       01/01/34           35
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.8750           12             12
      360                               L12          1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8961260                           5.7500        308,000.00        100
                                      5.7500        307,355.32         ZZ
                                      5.5000          1,797.40         2
                                     10.7500          1,797.40         80
    PARK CITY       UT    84060      10.5000       12/09/03
    0419202742                         .0000       02/01/04            00
    0419202742                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8963774                           4.7500        199,000.00        100
                                      4.7500        198,749.63         ZZ
                                      4.5000          1,038.08         1
                                     10.7500          1,038.08         72
    ALBUQUERQUE     NM    87114      10.5000       01/13/04
    0437358245                        3.2500       03/01/04            00
    181030065100                      3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    S43/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.5000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8964546                           4.8750        132,000.00        100
                                      4.8750        131,674.74         ZZ
                                      4.6250            698.55         1
                                     10.8750            698.55         75
    NAPERVILLE      IL    60564      10.6250       12/08/03
1


    0418670139                         .0000       02/01/04            00
    0418670139                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8964708                           4.8750        123,300.00        100
                                      4.8750        122,552.85         ZZ
                                      4.6250            652.51         1
                                     10.8750            652.51         90
    NEWPORT NEWS    VA    23608      10.6250       12/12/03
    0419064886                         .0000       02/01/04            04
    0419064886                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8964714                           5.2500         88,612.00        100
                                      5.2500         88,408.27         ZZ
                                      5.0000            489.32         1
                                     10.2500            489.32         85
    CALDWELL        ID    83605      10.0000       12/03/03
    0419069273                         .0000       02/01/04            10
    0419069273                         .0000       01/01/34           12
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8964718                           5.3750        182,000.00        100
                                      5.3750        181,591.20         ZZ
1


                                      5.1250          1,019.15         1
                                     11.3750          1,019.15         73
    GRAYSON         GA    30017      11.1250       12/12/03
    0419070495                         .0000       02/01/04            00
    0419070495                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8964772                           4.8750        260,000.00        100
                                      4.8750        259,359.32         ZZ
                                      4.6250          1,375.94         1
                                     10.8750          1,375.94         80
    EVERGREEN       CO    80439      10.6250       12/08/03
    0419095013                         .0000       02/01/04            00
    0419095013                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8964786                           5.6250         92,000.00        100
                                      5.6250         91,802.84         ZZ
                                      5.3750            529.60         1
                                     11.6250            529.60         80
    ROY             UT    84067      11.3750       12/08/03
    0419102009                         .0000       02/01/04            00
    0419102009                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8964832                           5.3750        155,200.00        100
                                      5.3750        154,851.40         ZZ
                                      5.1250            869.08         1
                                     10.3750            869.08         80
    DENVER          CO    80221      10.1250       12/08/03
    0419150297                         .0000       02/01/04            00
    0419150297                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8964860                           5.0000        179,100.00        100
                                      5.0000        178,668.70         ZZ
                                      4.7500            961.45         1
                                     11.0000            961.45         90
    CHICO           CA    95928      10.7500       12/11/03
    0419163118                         .0000       02/01/04            04
    0419163118                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8964880                           5.3750        295,200.00        100
                                      5.3750        294,536.94         ZZ
                                      5.1250          1,653.04         1
                                     11.3750          1,653.04         80
    SACRAMENTO      CA    95835      11.1250       12/04/03
    0419177340                         .0000       02/01/04            00
    0419177340                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8964886                           4.7500        160,800.00        100
                                      4.7500        160,394.58         ZZ
                                      4.5000            838.81         1
                                     10.7500            838.81         80
    CHANDLER        AZ    85225      10.5000       11/26/03
    0419179593                         .0000       02/01/04            00
    0419179593                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8964916                           5.8750        157,600.00        100
                                      5.8750        157,277.86         ZZ
                                      5.6250            932.26         1
                                     11.8750            932.26         80
    GLENVIEW        IL    60025      11.6250       12/12/03
    0419194428                         .0000       02/01/04            00
    0419194428                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8964920                           5.2500        227,000.00        100
                                      5.2500        226,478.12         ZZ
                                      5.0000          1,253.50         1
                                     10.2500          1,253.50         80
    SALEM           OR    97301      10.0000       12/02/03
    0419196324                         .0000       02/01/04            00
    0419196324                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8964990                           4.7500        184,500.00        100
                                      4.7500        184,034.82         ZZ
                                      4.5000            962.44         1
                                     10.7500            962.44         90
    AUBURN          WA    98001      10.5000       12/09/03
    0419217500                         .0000       02/01/04            04
    0419217500                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8965072                           5.6250        238,800.00        100
                                      5.6250        238,137.52         ZZ
                                      5.3750          1,374.67         1
                                     10.6250          1,374.67         80
    SACRAMENTO      CA    95826      10.3750       12/02/03
    0419276720                         .0000       02/01/04            00
    0419276720                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8965114                           4.8750        163,200.00        100
                                      4.8750        162,797.84         ZZ
                                      4.6250            863.67         1
                                     10.8750            863.67         80
    NORCROSS        GA    30092      10.6250       12/12/03
    0419313101                         .0000       02/01/04            00
    0419313101                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8965124                           5.7500        102,800.00        100
                                      5.7500        102,584.83         ZZ
                                      5.5000            599.91         1
                                     11.7500            599.91         80
    KINGSLEY        MI    49649      11.5000       12/12/03
    0419319785                         .0000       02/01/04            00
    0419319785                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8965186                           5.5000        216,000.00        100
                                      5.5000        215,526.07         ZZ
                                      5.2500          1,226.43         1
                                     11.5000          1,226.43         80
    HOUSTON         TX    77030      11.2500       12/11/03
    0437189582                         .0000       02/01/04            00
    0108142                            .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    A46/G02                           3.0000       02/01/06        02/01/06
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8965382                           4.7500        162,700.00        100
                                      4.7500        162,249.71         ZZ
                                      4.5000            848.72         1
                                     10.7500            848.72         93
    MIDVALE         UT    84047      10.5000       11/28/03
1


    0437158355                         .0000       02/01/04            10
    0033839010                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    N74/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8965628                           4.6250        130,000.00        100
                                      4.6250        129,496.05         ZZ
                                      4.3750            668.38         1
                                     10.6250            668.38         93
    JAMESTOWN       NC    27282      10.3750       11/25/03
    0437159163                         .0000       01/01/04            10
    2200001516                         .0000       12/01/33           30
    0                                 3.2500       12/01/05        12/01/05
    N74/G02                           3.0000       01/01/06        01/01/06
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8965946                           5.8750        212,000.00        100
                                      5.8750        211,564.13         ZZ
                                      5.6250          1,254.06         1
                                     10.8750          1,254.06         80
    SOCIAL CIRCLE   GA    30025      10.6250       12/08/03
    0437261217                         .0000       02/01/04            00
    990772                             .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    X78/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8967856                           5.6250         99,000.00        100
                                      5.6250         98,787.83         ZZ
1


                                      5.3750            569.90         1
                                     11.6250            569.90         90
    UNION           SC    29379      11.3750       12/10/03
    0437200595                         .0000       02/01/04            01
    2003522016                         .0000       01/01/34           25
    0                                 3.2500       01/01/06        01/01/06
    H76/G02                           3.0000       02/01/06        02/01/06
      45                              3.2500          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8968214                           5.7500        269,000.00        100
                                      5.7500        268,436.95         ZZ
                                      5.5000          1,569.81         1
                                     10.7500          1,569.81         65
    JERSEY CITY     NJ    07302      10.5000       12/09/03
    0418583175                         .0000       02/01/04            00
    0418583175                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    8968224                           5.8750         64,000.00        100
                                      5.8750         63,869.18         ZZ
                                      5.6250            378.58         1
                                     10.8750            378.58         80
    IONIA           MI    48846      10.6250       12/15/03
    0418643771                         .0000       02/01/04            00
    0418643771                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8968282                           4.8750         79,000.00        100
                                      4.8750         78,805.34         ZZ
                                      4.6250            418.07         1
                                     10.8750            418.07         27
    LEMONT          IL    60439      10.6250       12/09/03
    0418900189                         .0000       02/01/04            00
    0418900189                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8968300                           4.7500         95,500.00        100
                                      4.7500         95,259.23         ZZ
                                      4.5000            498.17         1
                                     10.7500            498.17         89
    CEDAR PARK      TX    78613      10.5000       12/10/03
    0418923462                         .0000       02/01/04            01
    0418923462                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8968380                           5.5000        157,000.00        100
                                      5.5000        156,655.52         ZZ
                                      5.2500            891.43         1
                                     10.5000            891.43         83
    CLACKAMAS       OR    97015      10.2500       12/08/03
    0419044680                         .0000       02/01/04            04
    0419044680                         .0000       01/01/34           12
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8968384                           5.8750        157,500.00        100
                                      5.8750        157,178.06         ZZ
                                      5.6250            931.67         1
                                     10.8750            931.67         70
    OKLAHOMA CITY   OK    73120      10.6250       12/10/03
    0419051164                         .0000       02/01/04            00
    0419051164                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8968452                           4.8750        111,500.00        100
                                      4.8750        111,225.24         ZZ
                                      4.6250            590.07         1
                                     10.8750            590.07         83
    LINCOLN PARK    MI    48146      10.6250       12/09/03
    0419083241                         .0000       02/01/04            01
    0419083241                         .0000       01/01/34           12
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8968486                           5.7500        116,000.00        100
                                      5.7500        115,634.93         ZZ
                                      5.5000            676.94         1
                                     10.7500            676.94         44
    BELLEVUE        WA    98008      10.5000       12/01/03
    0419112917                         .0000       01/01/04            00
    0419112917                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8968526                           5.6250        304,000.00        100
                                      5.6250        303,348.48         ZZ
                                      5.3750          1,750.00         1
                                     11.6250          1,750.00         80
    MACOMB          MI    48044      11.3750       12/09/03
    0419142567                         .0000       02/01/04            00
    0419142567                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8968600                           5.3750        197,900.00        100
                                      5.3750        197,455.50         ZZ
                                      5.1250          1,108.18         1
                                     11.3750          1,108.18         90
    NORTH HAVEN     CT    06473      11.1250       12/15/03
    0419170907                         .0000       02/01/04            04
    0419170907                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8968634                           5.5000        280,000.00        100
                                      5.5000        279,385.64         ZZ
                                      5.2500          1,589.81         1
                                     10.5000          1,589.81         80
    LAKE FOREST     CA    92679      10.2500       12/09/03
    0419183819                         .0000       02/01/04            00
    0419183819                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
1


    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8968638                           4.7500        152,000.00        100
                                      4.7500        151,616.78         ZZ
                                      4.5000            792.90         1
                                     10.7500            792.90         80
    WINDSOR         CO    80550      10.5000       12/09/03
    0419184841                         .0000       02/01/04            00
    0419184841                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8968644                           5.5000        133,600.00        100
                                      5.5000        133,306.85         ZZ
                                      5.2500            758.57         1
                                     10.5000            758.57         80
    SALEM           OR    97306      10.2500       12/08/03
    0419189162                         .0000       02/01/04            00
    0419189162                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8968688                           5.1250        318,750.00        100
                                      5.1250        317,999.96         ZZ
                                      4.8750          1,735.55         1
                                     11.1250          1,735.55         85
    MOUNT PROSPECT  IL    60056      10.8750       12/09/03
1


    0419210562                         .0000       02/01/04            04
    0419210562                         .0000       01/01/34           12
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8968854                           4.7500        213,750.00        100
                                      4.7500        213,211.08         ZZ
                                      4.5000          1,115.02         1
                                     10.7500          1,115.02         75
    WELLINGTON      FL    33414      10.5000       12/15/03
    0419286836                         .0000       02/01/04            00
    0419286836                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8968894                           5.7500        123,250.00        100
                                      5.7500        122,992.03         ZZ
                                      5.5000            719.25         1
                                     11.7500            719.25         85
    NEWMAN LAKE     WA    99025      11.5000       12/08/03
    0419311907                         .0000       02/01/04            04
    0419311907                         .0000       01/01/34           12
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8968900                           4.8750        110,610.00        100
                                      4.8750        110,337.43         ZZ
1


                                      4.6250            585.36         1
                                     10.8750            585.36         90
    FORT WORTH      TX    76131      10.6250       12/15/03
    0419316716                         .0000       02/01/04            04
    0419316716                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8969246                           5.3750         90,000.00        100
                                      5.3750         89,797.86         ZZ
                                      5.1250            503.97         1
                                     11.3750            503.97         71
    PARKVILLE       MD    21234      11.1250       12/08/03
    0437217862                         .0000       02/01/04            00
    1020002279                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E77/G02                           3.0000       02/01/07        02/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8971420                           5.6250        102,000.00        100
                                      5.6250        101,405.48         ZZ
                                      5.3750            587.17         1
                                     11.6250            587.17         83
    KEEGO HARBOR    MI    48320      11.3750       12/12/03
    0437226079                         .0000       02/01/04            11
    00031124292                        .0000       01/01/34           12
    0                                 3.2500       01/01/07        01/01/07
    A03/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    8971494                           5.8750        150,000.00        100
                                      5.8750        149,693.39         ZZ
                                      5.6250            887.31         1
                                     11.8750            887.31         78
    GOLDEN          CO    80401      11.6250       12/10/03
    0437212418                        3.2500       02/01/04            00
    183030032000                      3.0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    S43/G02                           3.0000       02/01/07        02/01/07
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.6250                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8972014                           6.1250        148,500.00        100
                                      6.1250        148,210.60         ZZ
                                      5.8750            902.30         1
                                     11.1250            902.30         90
    BAKERSFIELD     CA    93308      10.8750       12/03/03
    0418831285                         .0000       02/01/04            01
    0418831285                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8972034                           4.8750        322,000.00        100
                                      4.8750        321,154.76         ZZ
                                      4.6250          1,704.05         1
                                     10.8750          1,704.05         64
    EDMONDS         WA    98026      10.6250       12/09/03
    0418891248                         .0000       02/01/04            00
    0418891248                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8972036                           5.5000        330,000.00        100
                                      5.5000        329,275.94         ZZ
                                      5.2500          1,873.70         1
                                     11.5000          1,873.70         75
    WASHINGTON      DC    20011      11.2500       12/16/03
    0418891438                         .0000       02/01/04            00
    0418891438                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8972056                           5.3750        248,000.00        100
                                      5.3750        247,442.96         ZZ
                                      5.1250          1,388.73         2
                                     11.3750          1,388.73         80
    BOONTON         NJ    07005      11.1250       12/16/03
    0418996591                         .0000       02/01/04            00
    0418996591                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8972120                           5.1250        146,000.00        100
                                      5.1250        145,651.38         ZZ
                                      4.8750            794.95         2
                                     11.1250            794.95         79
    DEARBORN        MI    48126      10.8750       12/11/03
    0419068655                         .0000       02/01/04            00
    0419068655                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8972138                           4.8750        183,350.00        100
                                      4.8750        182,898.20         ZZ
                                      4.6250            970.30         1
                                     10.8750            970.30         95
    THORNTON        CO    80229      10.6250       12/09/03
    0419089123                         .0000       02/01/04            01
    0419089123                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8972166                           5.3750        136,800.00        100
                                      5.3750        136,338.06         ZZ
                                      5.1250            766.04         1
                                     10.3750            766.04         78
    VERNON          AL    35592      10.1250       11/21/03
    0419092887                         .0000       01/01/04            00
    0419092887                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8972368                           4.8750        196,000.00        100
                                      4.8750        195,517.02         ZZ
                                      4.6250          1,037.25         1
                                     10.8750          1,037.25         70
    THE PLAINS      VA    20198      10.6250       12/11/03
    0419189063                         .0000       02/01/04            00
    0419189063                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8972380                           4.8750         90,000.00        100
                                      4.8750         89,778.23         ZZ
                                      4.6250            476.29         1
                                     10.8750            476.29         79
    PUEBLO          CO    81005      10.6250       12/11/03
    0419195722                         .0000       02/01/04            00
    0419195722                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8972484                           5.5000        285,000.00        100
                                      5.5000        284,374.67         ZZ
                                      5.2500          1,618.20         1
                                     11.5000          1,618.20         75
    WASHINGTON      DC    20002      11.2500       12/16/03
    0419273289                         .0000       02/01/04            00
    0419273289                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    8972534                           5.5000        242,000.00        100
                                      5.5000        241,469.02         ZZ
                                      5.2500          1,374.05         1
                                     10.5000          1,374.05         76
    PETALUMA        CA    94954      10.2500       12/05/03
1


    0419298468                         .0000       02/01/04            00
    0419298468                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              2.7500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8972542                           5.7500        204,500.00        100
                                      5.7500        204,071.95         ZZ
                                      5.5000          1,193.41         1
                                     10.7500          1,193.41         79
    DUVALL          WA    98019      10.5000       12/10/03
    0419301288                         .0000       02/01/04            00
    0419301288                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8972558                           6.2500        105,660.00        100
                                      6.2500        105,458.96         ZZ
                                      6.0000            650.57         4
                                     11.2500            650.57         90
    SAINT LOUIS     MO    63116      11.0000       12/16/03
    0419311550                         .0000       02/01/04            04
    0419311550                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8972562                           6.2500        105,660.00        100
                                      6.2500        105,458.96         ZZ
1


                                      6.0000            650.57         4
                                     11.2500            650.57         90
    SAINT LOUIS     MO    63116      11.0000       12/16/03
    0419313549                         .0000       02/01/04            04
    0419313549                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8973048                           5.7500        240,000.00        100
                                      5.7500        239,497.64         ZZ
                                      5.5000          1,400.58         1
                                     11.7500          1,400.58         80
    YUCAIPA         CA    92399      11.5000       12/01/03
    0437207327                         .0000       02/01/04            00
    31002457                           .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    T53/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8974360                           5.7500         88,000.00        100
                                      5.7500         87,815.82         ZZ
                                      5.5000            513.54         1
                                     11.7500            513.54         79
    DAVIE           FL    33324      11.5000       12/12/03
    0418980280                         .0000       02/01/04            00
    0418980280                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    8974734                           5.7500        208,000.00        100
                                      5.7500        207,564.64         ZZ
                                      5.5000          1,213.83         1
                                     10.7500          1,213.83         80
    PHOENIX         AZ    85045      10.5000       12/09/03
    0419179486                         .0000       02/01/04            00
    0419179486                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8974848                           5.5000        129,366.00        100
                                      5.5000        129,082.15         ZZ
                                      5.2500            734.53         1
                                     11.5000            734.53         90
    KELLER          TX    76248      11.2500       12/17/03
    0419228366                         .0000       02/01/04            04
    0419228366                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8974914                           5.6250        200,000.00        100
                                      5.6250        199,571.38         ZZ
                                      5.3750          1,151.31         1
                                     10.6250          1,151.31         65
    CITRUS HEIGHTS  CA    95610      10.3750       12/12/03
    0419259460                         .0000       02/01/04            00
    0419259460                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8974918                           5.0000         80,000.00        100
                                      5.0000         79,807.34         ZZ
                                      4.7500            429.46         1
                                     11.0000            429.46         80
    GALVESTON       TX    77551      10.7500       12/15/03
    0419261326                         .0000       02/01/04            00
    0419261326                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8974920                           5.8750        216,000.00        100
                                      5.8750        215,336.10         ZZ
                                      5.6250          1,277.72         4
                                     10.8750          1,277.72         60
    LAS VEGAS       NV    89019      10.6250       11/21/03
    0437231707                        3.2500       01/01/04            00
    1000047841                        3.0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    624/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.6250                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8974924                           5.5000        198,550.00        100
                                      5.5000        198,114.34         ZZ
                                      5.2500          1,127.35         1
                                     10.5000          1,127.35         95
    DENVER          CO    80219      10.2500       12/12/03
    0419262886                         .0000       02/01/04            04
    0419262886                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8974948                           4.8750         69,000.00        100
                                      4.8750         68,329.17         ZZ
                                      4.6250            365.15         1
                                     10.8750            365.15         64
    VALLEY OF ENCH  CA    92325      10.6250       12/09/03
    0419278825                         .0000       02/01/04            00
    0419278825                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8974952                           5.7500         90,000.00        100
                                      5.7500         89,811.61         ZZ
                                      5.5000            525.22         1
                                     11.7500            525.22         75
    BROOKINGS       OR    97415      11.5000       12/11/03
    0419282975                         .0000       02/01/04            00
    0419282975                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8975082                           4.7500        192,000.00        100
                                      4.7500        191,515.92         ZZ
                                      4.5000          1,001.56         1
                                     10.7500          1,001.56         80
    WINDSOR         CO    80550      10.5000       12/12/03
    0419378096                         .0000       02/01/04            00
    0419378096                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8975850                           5.2500        135,000.00        100
                                      5.2500        134,689.64         ZZ
                                      5.0000            745.47         1
                                     10.2500            745.47         85
    RIVERSIDE       CA    92509      10.0000       12/12/03
    0437211550                        3.2500       02/01/04            11
    0031112002                        3.0000       01/01/34           12
    0                                 3.2500       01/01/09        01/01/09
    X51/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8977936                           5.5000        317,900.00        100
                                      5.5000        317,202.49         ZZ
                                      5.2500          1,805.00         1
                                     10.5000          1,805.00         95
    CARSON CITY     NV    89705      10.2500       12/11/03
    0419198544                         .0000       02/01/04            01
    0419198544                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8978006                           5.8750        189,500.00        100
                                      5.8750        189,112.65         ZZ
                                      5.6250          1,120.96         1
                                     10.8750          1,120.96        100
    GRAND BLANC     MI    48439      10.6250       12/18/03
1


    0419261649                         .0000       02/01/04            01
    0419261649                         .0000       01/01/34           35
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8978008                           5.6250         86,400.00        100
                                      5.6250         86,198.92         ZZ
                                      5.3750            497.37         1
                                     11.6250            497.37         90
    GARDNERVILLE    NV    89410      11.3750       12/15/03
    0419262373                         .0000       02/01/04            01
    0419262373                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8978022                           5.5000        220,500.00        100
                                      5.5000        220,016.21         ZZ
                                      5.2500          1,251.97         1
                                     11.5000          1,251.97         90
    CROMWELL        CT    06416      11.2500       12/18/03
    0419275789                         .0000       02/01/04            04
    0419275789                         .0000       01/01/34           25
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8978062                           6.1250        218,500.00        100
                                      6.1250        218,074.18         ZZ
1


                                      5.8750          1,327.63         1
                                     11.1250          1,327.63         95
    CHANDLER        AZ    85249      10.8750       12/09/03
    0437214471                        3.2500       02/01/04            04
    1009000867                        3.0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    W40/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.8750                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8978070                           6.1250        177,750.00        100
                                      6.1250        177,403.59         ZZ
                                      5.8750          1,080.03         1
                                     11.1250          1,080.03         75
    STERLING HEIGH  MI    48310      10.8750       12/18/03
    0419303599                         .0000       02/01/04            00
    0419303599                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8978100                           5.7500         79,650.00        100
                                      5.7500         79,483.28         ZZ
                                      5.5000            464.82         1
                                     10.7500            464.82         90
    VISALIA         CA    93291      10.5000       12/12/03
    0419329271                         .0000       02/01/04            04
    0419329271                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    8978140                           6.2500         85,500.00        100
                                      6.2500         85,337.32         ZZ
                                      6.0000            526.44         4
                                     11.2500            526.44         90
    KANSAS CITY     MO    64111      11.0000       12/18/03
    0418935029                         .0000       02/01/04            01
    0418935029                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8978152                           5.1250        112,300.00        100
                                      5.1250        112,035.74         ZZ
                                      4.8750            611.46         1
                                     11.1250            611.46         90
    RIVERVIEW       FL    33569      10.8750       12/18/03
    0418968533                         .0000       02/01/04            04
    0418968533                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8978172                           5.5000        301,198.00        100
                                      5.5000        300,537.13         ZZ
                                      5.2500          1,710.17         1
                                     10.5000          1,710.17         90
    SANTA MARIA     CA    93458      10.2500       12/16/03
    0419063110                         .0000       02/01/04            01
    0419063110                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8978212                           4.8750        143,200.00        100
                                      4.8750        142,847.12         ZZ
                                      4.6250            757.83         1
                                     10.8750            757.83         80
    FORT COLLINS    CO    80521      10.6250       12/18/03
    0419140868                         .0000       02/01/04            00
    0419140868                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8978228                           6.2500         83,700.00        100
                                      6.2500         83,540.74         ZZ
                                      6.0000            515.36         4
                                     11.2500            515.36         90
    KANSAS CITY     MO    64127      11.0000       12/18/03
    0419172218                         .0000       02/01/04            01
    0419172218                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8978232                           4.7500        217,000.00        100
                                      4.7500        216,452.90         ZZ
                                      4.5000          1,131.97         1
                                     10.7500          1,131.97         44
    FREMONT         CA    94539      10.5000       12/09/03
    0419187505                         .0000       02/01/04            00
    0419187505                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8978236                           5.3750        137,250.00        100
                                      5.3750        136,941.73         ZZ
                                      5.1250            768.56         1
                                     11.3750            768.56         75
    STOCKTON        CA    95203      11.1250       12/09/03
    0419190145                         .0000       02/01/04            00
    0419190145                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8981450                           5.3750        315,000.00        100
                                      5.3750        314,292.48         ZZ
                                      5.1250          1,763.91         1
                                     10.3750          1,763.91         78
    ORANGE          CA    92869      10.1250       12/01/03
    0437220494                         .0000       02/01/04            00
    06020294                           .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E57/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8981878                           5.7500         88,054.00        100
                                      5.7500         87,869.69         ZZ
                                      5.5000            513.86         1
                                     11.7500            513.86         90
    ROUND ROCK      TX    78664      11.5000       12/19/03
    0418947263                         .0000       02/01/04            01
    0418947263                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8981926                           5.7500         85,500.00        100
                                      5.7500         85,321.05         ZZ
                                      5.5000            498.95         3
                                     10.7500            498.95         90
    CLEVELAND       OH    44102      10.5000       12/19/03
    0419072947                         .0000       02/01/04            01
    0419072947                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8981950                           5.1250        222,000.00        100
                                      5.1250        221,477.62         T
                                      4.8750          1,208.76         1
                                     11.1250          1,208.76         74
    BAY CITY        TX    77414      10.8750       12/19/03
    0419096136                         .0000       02/01/04            00
    0419096136                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8981956                           4.7500        120,000.00        100
                                      4.7500        119,697.44         ZZ
                                      4.5000            625.98         1
                                     10.7500            625.98         80
    MIAMI           FL    33186      10.5000       12/15/03
1


    0419107461                         .0000       02/01/04            00
    0419107461                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8982002                           5.5000        152,000.00        100
                                      5.5000        151,666.49         ZZ
                                      5.2500            863.04         2
                                     10.5000            863.04         80
    SPRINGVILLE     UT    84663      10.2500       12/12/03
    0419199120                         .0000       02/01/04            00
    0419199120                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8982020                           5.7500        121,500.00        100
                                      5.7500        121,245.69         ZZ
                                      5.5000            709.04         4
                                     10.7500            709.04         90
    CLEVELAND       OH    44111      10.5000       12/19/03
    0419231816                         .0000       02/01/04            01
    0419231816                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8982060                           5.6250         72,000.00        100
                                      5.6250         71,845.70         ZZ
1


                                      5.3750            414.47         1
                                     11.6250            414.47         80
    BAY CITY        MI    48708      11.3750       12/15/03
    0419286943                         .0000       02/01/04            00
    0419286943                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.6250          .0000           .0000
    A                                 7.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8982124                           5.6250        127,000.00        100
                                      5.6250        126,727.83         ZZ
                                      5.3750            731.08         1
                                     10.6250            731.08         54
    WEST PALM BEAC  FL    33409      10.3750       12/19/03
    0419346150                         .0000       02/01/04            00
    0419346150                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8982264                           4.7500         82,000.00        100
                                      4.7500         81,793.25         ZZ
                                      4.5000            427.75         1
                                     10.7500            427.75         95
    LANCASTER       OH    43130      10.5000       12/15/03
    0419020193                         .0000       02/01/04            01
    0419020193                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8982278                           5.7500         97,200.00        100
                                      5.7500         96,996.55         ZZ
                                      5.5000            567.23         3
                                     10.7500            567.23         90
    CLEVELAND       OH    44111      10.5000       12/19/03
    0419053988                         .0000       02/01/04            01
    0419053988                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8982394                           5.3750        120,800.00        100
                                      5.3750        120,528.66         ZZ
                                      5.1250            676.45         1
                                     10.3750            676.45         80
    LOVELAND        CO    80537      10.1250       12/15/03
    0419272869                         .0000       02/01/04            00
    0419272869                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8982414                           4.8750        160,000.00        100
                                      4.8750        159,519.12         ZZ
                                      4.6250            846.73         1
                                     10.8750            846.73         80
    FORT COLLINS    CO    80521      10.6250       12/16/03
    0419275391                         .0000       02/01/04            00
    0419275391                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8982444                           4.8750        131,900.00        100
                                      4.8750        131,574.96         ZZ
                                      4.6250            698.03         1
                                     10.8750            698.03         80
    BEND            OR    97701      10.6250       12/15/03
    0419315213                         .0000       02/01/04            00
    0419315213                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8982450                           4.7500        139,350.00        100
                                      4.7500        138,998.65         ZZ
                                      4.5000            726.92         1
                                     10.7500            726.92         80
    ROCHESTER       MI    48307      10.5000       12/19/03
    0419322045                         .0000       02/01/04            00
    0419322045                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8982456                           5.0000        135,900.00        100
                                      5.0000        135,572.74         ZZ
                                      4.7500            729.54         1
                                     11.0000            729.54         80
    BAY CITY        MI    48706      10.7500       12/19/03
    0419323688                         .0000       02/01/04            00
    0419323688                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8982460                           5.1250        300,000.00        100
                                      5.1250        299,294.08         ZZ
                                      4.8750          1,633.46         1
                                     11.1250          1,633.46         60
    GROSSE ILE      MI    48138      10.8750       12/15/03
    0419325097                         .0000       02/01/04            00
    0419325097                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8982462                           5.5000        296,000.00        100
                                      5.5000        295,350.53         ZZ
                                      5.2500          1,680.66         1
                                     10.5000          1,680.66         70
    SEATTLE         WA    98102      10.2500       12/17/03
    0419326079                         .0000       02/01/04            00
    0419326079                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8982474                           6.3750         77,000.00        100
                                      6.3750         76,856.98         ZZ
                                      6.1250            480.38         1
                                     11.3750            480.38         70
    JOPLIN          MO    64801      11.1250       12/15/03
    0419330758                         .0000       02/01/04            00
    0419330758                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
1


    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8984110                           5.7500        263,000.00        100
                                      5.7500        262,449.50         ZZ
                                      5.5000          1,534.80         1
                                     10.7500          1,534.80         85
    TAMPA           FL    33611      10.5000       12/17/03
    0437216575                        3.2500       02/01/04            11
    8658405                           3.0000       01/01/34           12
    0                                 3.2500       01/01/09        01/01/09
    X51/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.5000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8984344                           5.7500        123,650.00        100
                                      5.7500        123,391.18         ZZ
                                      5.5000            721.59         1
                                     10.7500            721.59         75
    WALDORF         MD    20601      10.5000       12/09/03
    0437218993                         .0000       02/01/04            00
    1080005127                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E77/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8984974                           5.5000        263,000.00        100
                                      5.5000        262,422.94         ZZ
                                      5.2500          1,493.29         1
                                     11.5000          1,493.29         80
    CARSON  CITY    NV    89705      11.2500       12/17/03
1


    0437235922                         .0000       02/01/04            00
    1141120058                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    L20/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8985374                           5.8750        126,400.00        100
                                      5.8750        126,141.63         ZZ
                                      5.6250            747.70         1
                                     10.8750            747.70         80
    LANCASTER       CA    93536      10.6250       12/03/03
    0437229545                         .0000       02/01/04            00
    21009041                           .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    B57/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8985382                           5.6250        199,500.00        100
                                      5.6250        199,072.46         ZZ
                                      5.3750          1,148.43         1
                                     10.6250          1,148.43         95
    RAMSEY          MN    55303      10.3750       12/19/03
    0437221104                         .0000       02/01/04            12
    20034596F                          .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    B39/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8985516                           5.3750         63,700.00        100
                                      5.3750         63,556.92         ZZ
1


                                      5.1250            356.70         1
                                     11.3750            356.70         70
    INDIANAPOLIS    IN    46268      11.1250       12/16/03
    0437221419                         .0000       02/01/04            00
    542864                             .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    H49/G02                           3.0000       02/01/07        02/01/07
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8987130                           5.6250        107,000.00        100
                                      5.6250        106,770.69         ZZ
                                      5.3750            615.95         1
                                     10.6250            615.95         85
    SALT LAKE CITY  UT    84111      10.3750       12/15/03
    0418864989                         .0000       02/01/04            04
    0418864989                         .0000       01/01/34           12
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987182                           5.6250         99,000.00        100
                                      5.6250         98,787.83         ZZ
                                      5.3750            569.90         1
                                     11.6250            569.90         77
    OREM            UT    84057      11.3750       12/17/03
    0419000963                         .0000       02/01/04            00
    0419000963                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    8987262                           5.0000        264,000.00        100
                                      5.0000        263,364.26         ZZ
                                      4.7500          1,417.21         1
                                     11.0000          1,417.21         80
    KEY WEST        FL    33040      10.7500       12/23/03
    0419124698                         .0000       02/01/04            00
    0419124698                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8987306                           4.7500        104,000.00        100
                                      4.7500        101,996.11         ZZ
                                      4.5000            542.51         1
                                     10.7500            542.51         80
    FEDERAL WAY     WA    98023      10.5000       12/16/03
    0419163738                         .0000       02/01/04            00
    0419163738                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987618                           5.8750        169,748.00        100
                                      5.8750        169,401.03         ZZ
                                      5.6250          1,004.12         1
                                     10.8750          1,004.12         95
    CORDOVA         TN    38016      10.6250       12/22/03
    0419015425                         .0000       02/01/04            10
    0419015425                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987626                           5.3750        123,500.00        100
                                      5.3750        123,222.62         ZZ
                                      5.1250            691.56         1
                                     10.3750            691.56         73
    COLORADO SPRIN  CO    80904      10.1250       12/16/03
    0419016787                         .0000       02/01/04            00
    0419016787                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987644                           4.8750        108,000.00        100
                                      4.8750        107,733.88         ZZ
                                      4.6250            571.54         1
                                     10.8750            571.54         90
    COLORADO SPRIN  CO    80911      10.6250       12/23/03
    0419037049                         .0000       02/01/04            01
    0419037049                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8987688                           5.3750        250,700.00        100
                                      5.3750        250,136.90         ZZ
                                      5.1250          1,403.85         1
                                     10.3750          1,403.85         80
    HARRISON TOWNS  MI    48045      10.1250       12/18/03
    0419336631                         .0000       02/01/04            00
    0419336631                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987716                           6.3750        300,000.00        100
                                      6.3750        299,442.80         ZZ
                                      6.1250          1,871.61         1
                                     11.3750          1,871.61         83
    RIVERSIDE       CA    92506      11.1250       12/16/03
    0419341193                         .0000       02/01/04            11
    0419341193                         .0000       01/01/34           12
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987722                           5.8750        118,000.00        100
                                      5.8750        117,749.17         ZZ
                                      5.6250            698.01         1
                                     10.8750            698.01         80
    MAGALIA         CA    95954      10.6250       12/11/03
    0419342803                         .0000       02/01/04            00
    0419342803                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8987728                           5.2500        180,000.00        100
                                      5.2500        179,586.16         ZZ
                                      5.0000            993.97         1
                                     10.2500            993.97         80
    TUALATIN        OR    97062      10.0000       12/12/03
    0419343322                         .0000       02/01/04            00
    0419343322                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
1


    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987758                           6.2500        220,000.00        100
                                      6.2500        219,581.42         ZZ
                                      6.0000          1,354.58         1
                                     11.2500          1,354.58         54
    MORGAN HILL     CA    95037      11.0000       12/10/03
    0419114715                         .0000       02/01/04            00
    0419114715                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8987760                           5.1250        260,000.00        100
                                      5.1250        259,388.19         ZZ
                                      4.8750          1,415.67         1
                                     10.1250          1,415.67         80
    SAN PEDRO AREA  CA    90731       9.8750       12/18/03
    0419356621                         .0000       02/01/04            00
    0419356621                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987764                           5.2500        102,000.00        100
                                      5.2500        101,765.49         ZZ
                                      5.0000            563.25         1
                                     11.2500            563.25         79
    AUSTIN          TX    78705      11.0000       12/19/03
1


    0419359401                         .0000       02/01/04            00
    0419359401                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8987770                           5.2500         98,000.00        100
                                      5.2500         97,774.69         ZZ
                                      5.0000            541.16         1
                                     11.2500            541.16         76
    AUSTIN          TX    78705      11.0000       12/19/03
    0419359468                         .0000       02/01/04            00
    0419359468                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8987794                           5.5000        184,000.00        100
                                      5.5000        183,596.28         ZZ
                                      5.2500          1,044.73         1
                                     10.5000          1,044.73         80
    LODI            CA    95240      10.2500       12/12/03
    0419365440                         .0000       02/01/04            00
    0419365440                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8987976                           5.1250        310,000.00        100
                                      5.1250        309,270.54         ZZ
1


                                      4.8750          1,687.91         2
                                     11.1250          1,687.91         71
    RANDOLPH        MA    02368      10.8750       12/23/03
    0419424833                         .0000       02/01/04            00
    0419424833                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8987984                           5.1250        258,300.00        100
                                      5.1250        257,692.20         T
                                      4.8750          1,406.41         1
                                     11.1250          1,406.41         90
    CAPE CANAVERAL  FL    32920      10.8750       12/23/03
    0419427513                         .0000       02/01/04            01
    0419427513                         .0000       01/01/34           25
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 7.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8988064                           5.1250        116,000.00        100
                                      5.1250        115,727.06         ZZ
                                      4.8750            631.60         1
                                     10.1250            631.60         70
    LITHONIA        GA    30058       9.8750       12/17/03
    0419248836                         .0000       02/01/04            00
    0419248836                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    8988318                           6.0000        172,500.00        100
                                      6.0000        172,155.70         ZZ
                                      5.7500          1,034.22         1
                                     11.0000          1,034.22         75
    REDMOND         OR    97756      10.7500       12/16/03
    0418898474                         .0000       02/01/04            00
    0418898474                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8988332                           5.7500        139,000.00        100
                                      5.7500        138,653.78         ZZ
                                      5.5000            811.17         1
                                     11.7500            811.17         88
    DISTRICT HEIGH  MD    20747      11.5000       12/15/03
    0418946497                         .0000       02/01/04            04
    0418946497                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8988386                           5.8750        138,600.00        100
                                      5.8750        138,316.69         ZZ
                                      5.6250            819.87         1
                                     10.8750            819.87         90
    BATON ROUGE     LA    70815      10.6250       12/22/03
    0419378179                         .0000       02/01/04            01
    0419378179                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8988540                           5.0000         88,000.00        100
                                      5.0000         87,788.10         ZZ
                                      4.7500            472.40         1
                                     11.0000            472.40         80
    CLIFTON         CO    81520      10.7500       12/17/03
    0419265996                         .0000       02/01/04            00
    0419265996                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8988554                           4.8750        162,320.00        100
                                      4.8750        161,920.02         ZZ
                                      4.6250            859.01         1
                                     10.8750            859.01         80
    SAINT AUGUSTIN  FL    32080      10.6250       12/16/03
    0419273701                         .0000       02/01/04            00
    0419273701                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8988566                           5.2500        300,000.00        100
                                      5.2500        299,310.27         ZZ
                                      5.0000          1,656.61         1
                                     11.2500          1,656.61         73
    SAN LEANDRO     CA    94579      11.0000       12/12/03
    0419279914                         .0000       02/01/04            00
    0419279914                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8988810                           5.6250        209,000.00        100
                                      5.6250        208,552.09         ZZ
                                      5.3750          1,203.12         1
                                     11.6250          1,203.12         63
    WESTMINSTER     CA    92683      11.3750       12/16/03
    0419320098                         .0000       02/01/04            00
    0419320098                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8988938                           5.7500        184,000.00        100
                                      5.7500        183,614.88         ZZ
                                      5.5000          1,073.77         1
                                     10.7500          1,073.77         80
    BAYFIELD        CO    81122      10.5000       12/16/03
    0419353776                         .0000       02/01/04            00
    0419353776                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8988954                           4.8750        213,150.00        100
                                      4.8750        212,624.76         ZZ
                                      4.6250          1,128.01         1
                                     10.8750          1,128.01         70
    FIFE LAKE       MI    49633      10.6250       12/17/03
    0419362355                         .0000       02/01/04            00
    0419362355                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8989248                           5.8750        208,000.00        100
                                      5.8750        207,574.83         ZZ
                                      5.6250          1,230.40         1
                                     10.8750          1,230.40         80
    ANAHEIM         CA    92804      10.6250       12/15/03
    0437233737                        3.2500       02/01/04            00
    8704687                           3.0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    624/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.6250                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    8990806                           5.6250        328,000.00        100
                                      5.6250        327,290.56         ZZ
                                      5.3750          1,888.15         1
                                     10.6250          1,888.15         80
    FULLERTON       CA    92831      10.3750       12/18/03
    0437231418                        3.2500       02/01/04            00
    11500414                          3.0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    S11/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.3750                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8991398                           5.3750        256,000.00        100
                                      5.3750        255,424.99         ZZ
                                      5.1250          1,433.53         1
                                     10.3750          1,433.53         80
    ROCKLIN         CA    95765      10.1250       12/17/03
1


    0437233836                         .0000       02/01/04            00
    815711                             .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    W94/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8991986                           5.5000        154,400.00        100
                                      5.5000        154,061.22         ZZ
                                      5.2500            876.67         3
                                     10.5000            876.67         80
    TACOMA          WA    98409      10.2500       12/16/03
    0419100441                         .0000       02/01/04            00
    0419100441                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8992048                           5.0000        203,800.00        100
                                      5.0000        203,240.77         ZZ
                                      4.7500          1,094.04         1
                                     11.0000          1,094.04         79
    GIG HARBOR      WA    98335      10.7500       12/16/03
    0419169883                         .0000       02/01/04            00
    0419169883                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8992112                           6.0000         81,000.00        100
                                      6.0000         80,838.32         ZZ
1


                                      5.7500            485.64         1
                                     11.0000            485.64         75
    BOISE           ID    83706      10.7500       12/19/03
    0419199021                         .0000       02/01/04            00
    0419199021                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8992126                           6.2500        143,000.00        100
                                      6.2500        142,727.91         ZZ
                                      6.0000            880.48         4
                                     11.2500            880.48         90
    LATONIA         KY    41015      11.0000       12/24/03
    0419219928                         .0000       02/01/04            01
    0419219928                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8992130                           5.2500        231,200.00        100
                                      5.2500        230,659.91         ZZ
                                      5.0000          1,276.69         1
                                     11.2500          1,276.69         85
    DAPHNE          AL    36526      11.0000       12/19/03
    0419220637                         .0000       02/01/04            10
    0419220637                         .0000       01/01/34           12
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8992164                           5.6250        150,000.00        100
                                      5.6250        149,678.54         ZZ
                                      5.3750            863.48         1
                                     10.6250            863.48         79
    ANN ARBOR       MI    48103      10.3750       12/19/03
    0419234083                         .0000       02/01/04            00
    0419234083                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8992510                           5.7500        152,000.00        100
                                      5.7500        151,681.84         T
                                      5.5000            887.03         1
                                     10.7500            887.03         80
    LAS VEGAS       NV    89147      10.5000       12/18/03
    0419361944                         .0000       02/01/04            00
    0419361944                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8992748                           4.8750         71,200.00        100
                                      4.8750         71,024.54         ZZ
                                      4.6250            376.80         1
                                     10.8750            376.80         65
    LINCOLN PARK    MI    48146      10.6250       12/19/03
    0419388244                         .0000       02/01/04            00
    0419388244                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8992942                           5.2500         80,000.00        100
                                      5.2500         79,816.08         ZZ
                                      5.0000            441.76         1
                                     10.2500            441.76         78
    HOUSTON         TX    77338      10.0000       12/19/03
    0419412747                         .0000       02/01/04            00
    0419412747                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8993982                           5.1250        227,000.00        100
                                      5.1250        226,465.84         ZZ
                                      4.8750          1,235.99         1
                                     10.1250          1,235.99         74
    FULLERTON       CA    92835       9.8750       12/17/03
    0437232952                        3.2500       02/01/04            00
    8700529                           3.0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    Y62/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.8750                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8994968                           6.0000        108,000.00        100
                                      6.0000        107,784.44         ZZ
                                      5.7500            647.51         1
                                     11.0000            647.51         69
    GILBERT         AZ    85296      10.7500       12/05/03
    0437221633                         .0000       02/01/04            00
    541699                             .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    H49/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                11.0000            6              6
1


      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8996514                           5.2500        127,500.00        100
                                      5.2500        127,067.57         ZZ
                                      5.0000            704.06         1
                                     10.2500            704.06         77
    RIO RANCHO      NM    87144      10.0000       12/22/03
    0437225675                        3.2500       02/01/04            00
    181030031600                      3.0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    S43/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8996538                           6.0000         76,950.00        100
                                      6.0000         76,796.42         ZZ
                                      5.7500            461.35         1
                                     11.0000            461.35         95
    CEDAR RAPIDS    IA    52404      10.7500       12/18/03
    0437224256                        6.0000       02/01/04            01
    0000316825                        5.7500       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    Q14/G02                           3.0000       02/01/09        02/01/09
      45                              6.0000          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8999052                           5.3750        316,000.00        100
                                      5.3750        315,290.23         ZZ
                                      5.1250          1,769.51         1
                                     10.3750          1,769.51         80
    MERIDIAN        ID    83642      10.1250       12/18/03
    0418612396                         .0000       02/01/04            00
    0418612396                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
1


    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8999202                           4.8750        124,800.00        100
                                      4.8750        124,492.48         ZZ
                                      4.6250            660.45         1
                                     10.8750            660.45         80
    GREELEY         CO    80631      10.6250       12/29/03
    0419413125                         .0000       02/01/04            00
    0419413125                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8999244                           5.5000         67,500.00        100
                                      5.5000         67,351.90         ZZ
                                      5.2500            383.26         4
                                     11.5000            383.26         90
    SAINT LOUIS     MO    63118      11.2500       12/29/03
    0419435417                         .0000       02/01/04            04
    0419435417                         .0000       01/01/34           30
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8999258                           4.7500        131,950.00        100
                                      4.7500        131,617.32         ZZ
                                      4.5000            688.31         1
                                     10.7500            688.31         80
    POWHATAN        VA    23139      10.5000       12/29/03
1


    0419390190                         .0000       02/01/04            00
    0419390190                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8999294                           5.3750        114,000.00        100
                                      5.3750        113,743.94         ZZ
                                      5.1250            638.37         1
                                     11.3750            638.37         95
    LAYTON          UT    84040      11.1250       12/22/03
    0419400486                         .0000       02/01/04            04
    0419400486                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8999298                           4.7500        118,000.00        100
                                      4.7500        117,702.50         ZZ
                                      4.5000            615.54         1
                                     10.7500            615.54         72
    WEST PALM BEAC  FL    33414      10.5000       12/22/03
    0419404397                         .0000       02/01/04            00
    0419404397                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8999320                           5.5000        193,000.00        100
                                      5.5000        192,576.54         ZZ
1


                                      5.2500          1,095.83         1
                                     10.5000          1,095.83         78
    ROSELLE         IL    60172      10.2500       12/22/03
    0419348594                         .0000       02/01/04            00
    0419348594                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8999334                           5.5000         67,500.00        100
                                      5.5000         67,351.90         ZZ
                                      5.2500            383.26         4
                                     11.5000            383.26         90
    SAINT LOUIS     MO    63118      11.2500       12/29/03
    0419356316                         .0000       02/01/04            04
    0419356316                         .0000       01/01/34           25
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8999496                           5.0000        264,000.00        100
                                      5.0000        263,364.26         ZZ
                                      4.7500          1,417.21         1
                                     10.0000          1,417.21         66
    DIAMOND BAR     CA    91765       9.7500       12/18/03
    0419298690                         .0000       02/01/04            00
    0419298690                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8999544                           5.6250        125,400.00        100
                                      5.6250        125,131.25         ZZ
                                      5.3750            721.87         1
                                     10.6250            721.87         95
    ASHEVILLE       NC    28806      10.3750       12/18/03
    0419256540                         .0000       02/01/04            01
    0419256540                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8999550                           5.3750        109,200.00        100
                                      5.3750        108,954.73         ZZ
                                      5.1250            611.49         1
                                     11.3750            611.49         80
    SHELBY          NC    28152      11.1250       12/23/03
    0419199146                         .0000       02/01/04            00
    0419199146                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8999670                           5.6250         75,000.00        100
                                      5.6250         74,839.27         ZZ
                                      5.3750            431.74         2
                                     11.6250            431.74         75
    JACKSON         MS    39211      11.3750       12/15/03
    0419119011                         .0000       02/01/04            00
    0419119011                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8999676                           5.6250         86,250.00        100
                                      5.6250         86,065.16         ZZ
                                      5.3750            496.50         2
                                     11.6250            496.50         75
    JACKSON         MS    39211      11.3750       12/15/03
    0419120795                         .0000       02/01/04            00
    0419120795                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8999682                           5.5000        121,600.00        100
                                      5.5000        121,333.19         ZZ
                                      5.2500            690.43         1
                                     11.5000            690.43         95
    OKLAHOMA CITY   OK    73160      11.2500       12/22/03
    0419130711                         .0000       02/01/04            01
    0419130711                         .0000       01/01/34           30
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8999732                           5.6250         75,000.00        100
                                      5.6250         74,839.27         ZZ
                                      5.3750            431.74         2
                                     11.6250            431.74         75
    JACKSON         MS    39211      11.3750       12/15/03
    0419071733                         .0000       02/01/04            00
    0419071733                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8999744                           5.7500        254,000.00        100
                                      5.7500        253,468.33         T
                                      5.5000          1,482.28         1
                                     11.7500          1,482.28         80
    PRINCEVILLE     HI    96722      11.5000       12/18/03
    0419098454                         .0000       02/01/04            00
    0419098454                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8999748                           5.6250         75,000.00        100
                                      5.6250         74,839.27         ZZ
                                      5.3750            431.74         2
                                     11.6250            431.74         75
    JACKSON         MS    39211      11.3750       12/15/03
    0419102777                         .0000       02/01/04            00
    0419102777                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8999850                           5.2500        232,000.00        100
                                      5.2500        231,466.62         ZZ
                                      5.0000          1,281.11         1
                                     11.2500          1,281.11         80
    KINGSTON        MA    02364      11.0000       12/29/03
    0419372354                         .0000       02/01/04            00
    0419372354                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9000570                           4.6250        255,000.00        100
                                      4.6250        254,342.24         ZZ
                                      4.3750          1,311.06         1
                                     10.6250          1,311.06         74
    ALBUQUERQUE     NM    87122      10.3750       12/24/03
    0437228836                        3.2500       02/01/04            00
    000030026700                      3.0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    S43/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.3750                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9001012                           5.6250        120,000.00        100
                                      5.6250        119,723.01         ZZ
                                      5.3750            690.79         1
                                     10.6250            690.79         80
    DALLAS          GA    30157      10.3750       12/22/03
    0437230378                         .0000       02/01/04            00
    90096834                           .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    A52/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                10.6250            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9001208                           5.7500        308,550.00        100
                                      5.7500        307,904.16         ZZ
                                      5.5000          1,800.62         1
                                     11.7500          1,800.62         85
    RANDOLPH        MA    02368      11.5000       12/02/03
1


    0437228018                        3.2500       02/01/04            04
    32013821                          3.0000       01/01/34           17
    0                                 3.2500       01/01/06        01/01/06
    Q30/G02                           3.0000       02/01/06        02/01/06
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.5000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9001730                           5.6250        155,700.00        100
                                      5.6250        155,362.54         ZZ
                                      5.3750            896.30         1
                                     11.6250            896.30         90
    CRARYVILLE      NY    12521      11.3750       12/16/03
    0437230931                         .0000       02/01/04            10
    03005353                           .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    P01/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9002188                           5.1250        196,000.00        100
                                      5.1250        195,538.80         ZZ
                                      4.8750          1,067.19         1
                                     10.1250          1,067.19         80
    LOS BANOS       CA    93635       9.8750       12/19/03
    0419363601                         .0000       02/01/04            00
    0419363601                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9002190                           5.2500        133,650.00        100
                                      5.2500        133,342.73         ZZ
1


                                      5.0000            738.02         1
                                     11.2500            738.02         90
    HUEYTOWN        AL    35023      11.0000       12/24/03
    0419364443                         .0000       02/01/04            10
    0419364443                         .0000       01/01/34           25
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9002192                           5.5000        141,520.00        100
                                      5.5000        141,209.49         ZZ
                                      5.2500            803.53         1
                                     10.5000            803.53         80
    APPLE VALLEY    CA    92307      10.2500       12/18/03
    0419365614                         .0000       02/01/04            00
    0419365614                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9002216                           5.8750         69,470.00        100
                                      5.8750         69,328.00         ZZ
                                      5.6250            410.94         1
                                     10.8750            410.94         95
    DALLAS          TX    75206      10.6250       12/23/03
    0419380779                         .0000       02/01/04            01
    0419380779                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    9002238                           5.1250        268,000.00        100
                                      5.1250        267,369.36         ZZ
                                      4.8750          1,459.23         1
                                     10.1250          1,459.23         80
    ALISO VIEJO     CA    92656       9.8750       12/23/03
    0419343926                         .0000       02/01/04            00
    0419343926                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9002312                           5.1250        139,550.00        100
                                      5.1250        139,221.63         ZZ
                                      4.8750            759.83         1
                                     11.1250            759.83         73
    KELLER          TX    76248      10.8750       12/30/03
    0419319249                         .0000       02/01/04            00
    0419319249                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9002338                           4.8750        125,380.00        100
                                      4.8750        125,071.05         ZZ
                                      4.6250            663.52         1
                                     10.8750            663.52         95
    GRAND JUNCTION  CO    81504      10.6250       12/24/03
    0419335526                         .0000       02/01/04            01
    0419335526                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9002446                           5.8750        114,000.00        100
                                      5.8750        113,730.31         ZZ
                                      5.6250            674.35         1
                                     10.8750            674.35         95
    CINCINNATI      OH    45239      10.6250       12/24/03
    0419277710                         .0000       02/01/04            01
    0419277710                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9002452                           6.1250        188,000.00        100
                                      6.1250        187,633.61         ZZ
                                      5.8750          1,142.31         2
                                     11.1250          1,142.31         80
    NORTH HIGHLAND  CA    95660      10.8750       12/19/03
    0419278411                         .0000       02/01/04            00
    0419278411                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9002490                           5.2500        265,050.00        100
                                      5.2500        264,440.61         ZZ
                                      5.0000          1,463.62         1
                                     11.2500          1,463.62         95
    JETERSVILLE     VA    23083      11.0000       12/30/03
    0419225529                         .0000       02/01/04            10
    0419225529                         .0000       01/01/34           30
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9002510                           6.0000        108,000.00        100
                                      6.0000        107,784.44         ZZ
                                      5.7500            647.51         1
                                     11.0000            647.51         90
    SUITLAND        MD    20746      10.7500       12/24/03
    0419245717                         .0000       02/01/04            10
    0419245717                         .0000       01/01/34           12
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9002624                           5.2500        132,000.00        100
                                      5.2500        131,696.52         ZZ
                                      5.0000            728.91         1
                                     10.2500            728.91         80
    STOCKTON        CA    95219      10.0000       12/17/03
    0418886263                         .0000       02/01/04            00
    0418886263                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    9002628                           5.6250         57,150.00        100
                                      5.6250         57,027.51         ZZ
                                      5.3750            328.99         1
                                     11.6250            328.99         90
    TACOMA          WA    98409      11.3750       12/22/03
    0418892170                         .0000       02/01/04            10
    0418892170                         .0000       01/01/34           25
    0                                 3.2500       01/01/06        01/01/06
1


    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.6250          .0000           .0000
    A                                 7.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9002894                           5.6250        242,500.00        100
                                      5.6250        241,980.28         ZZ
                                      5.3750          1,395.97         1
                                     11.6250          1,395.97         70
    FOLSOM          CA    95630      11.3750       12/10/03
    0437230808                         .0000       02/01/04            00
    3449096                            .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    U05/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9002930                           5.6250        128,000.00        100
                                      5.6250        127,725.68         ZZ
                                      5.3750            736.84         1
                                     11.6250            736.84         80
    LOS ANGELES     CA    90065      11.3750       12/22/03
    0437230873                         .0000       02/01/04            00
    21008368                           .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    B57/G02                           3.0000       02/01/06        02/01/06
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9003056                           5.8750        295,000.00        100
                                      5.8750        294,396.99         ZZ
                                      5.6250          1,745.04         2
                                     10.8750          1,745.04         87
    VALLEY STREAM   NY    11580      10.6250       12/18/03
1


    0437233109                        3.2500       02/01/04            01
    00620804                          3.0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    952/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.6250                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9003464                           5.7500         59,900.00        100
                                      5.7500         59,774.62         ZZ
                                      5.5000            349.56         1
                                     10.7500            349.56         80
    CHICAGO         IL    60629      10.5000       12/12/03
    0437265069                         .0000       02/01/04            00
    539203                             .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    H49/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9003752                           5.6250         94,715.00        100
                                      5.6250         94,498.75         ZZ
                                      5.3750            545.23         1
                                     10.6250            545.23         95
    WASECA          MN    56093      10.3750       12/29/03
    0437245541                         .0000       02/01/04            12
    20034557F                          .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    B39/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9004298                           5.5000        165,200.00        100
                                      5.5000        164,837.53         ZZ
1


                                      5.2500            937.99         1
                                     10.5000            937.99         80
    SNOHOMISH       WA    98296      10.2500       12/30/03
    0419312988                         .0000       02/01/04            00
    0419312988                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9004306                           5.1250        284,000.00        100
                                      5.1250        283,331.73         T
                                      4.8750          1,546.34         1
                                     10.1250          1,546.34         80
    ST. GEORGE      UT    84770       9.8750       12/23/03
    0419316476                         .0000       02/01/04            00
    0419316476                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9004470                           4.7500         90,000.00        100
                                      4.7500         89,773.09         ZZ
                                      4.5000            469.48         1
                                     10.7500            469.48         90
    TAMPA           FL    33611      10.5000       12/26/03
    0419298120                         .0000       02/01/04            04
    0419298120                         .0000       01/01/34           12
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000
1




    9004636                           4.6250        252,500.00        100
                                      4.6250        251,848.70         T
                                      4.3750          1,298.20         1
                                     10.6250          1,298.20         80
    LARGO           FL    33770      10.3750       12/31/03
    0418874434                         .0000       02/01/04            00
    0418874434                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    9004716                           5.3750         92,000.00        100
                                      5.3750         91,708.15         ZZ
                                      5.1250            515.17         1
                                     11.3750            515.17         80
    LEWISVILLE      TX    75067      11.1250       12/30/03
    0419481197                         .0000       02/01/04            00
    0419481197                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9004724                           5.3750         52,000.00        100
                                      5.3750         51,883.20         ZZ
                                      5.1250            291.19         1
                                     10.3750            291.19         80
    TAMPA           FL    33613      10.1250       12/30/03
    0419487988                         .0000       02/01/04            00
    0419487988                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9004738                           4.7500        119,700.00        100
                                      4.7500        119,398.21         ZZ
                                      4.5000            624.41         1
                                     10.7500            624.41         90
    ROUND ROCK      TX    78664      10.5000       12/31/03
    0419497664                         .0000       02/01/04            01
    0419497664                         .0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9004774                           5.3750        243,750.00        100
                                      5.3750        243,202.51         ZZ
                                      5.1250          1,364.93         4
                                     10.3750          1,364.93         75
    FRESNO          CA    93703      10.1250       12/19/03
    0419459748                         .0000       02/01/04            00
    0419459748                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9004778                           5.0000        256,000.00        100
                                      5.0000        254,522.85         ZZ
                                      4.7500          1,374.26         1
                                     10.0000          1,374.26         80
    WEST PALM BEAC  FL    33411       9.7500       12/31/03
    0419461199                         .0000       02/01/04            00
    0419461199                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9004828                           4.8750        300,000.00        100
                                      4.8750        299,260.76         ZZ
                                      4.6250          1,587.62         1
                                     10.8750          1,587.62         51
    VACAVILLE       CA    95688      10.6250       12/23/03
    0419449301                         .0000       02/01/04            00
    0419449301                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9004894                           5.3750         79,800.00        100
                                      5.3750         79,616.17         ZZ
                                      5.1250            446.86         1
                                     10.3750            446.86         95
    CADDO MILLS     TX    75135      10.1250       12/31/03
    0419428289                         .0000       02/01/04            04
    0419428289                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9004906                           4.6250        300,000.00        100
                                      4.6250        299,226.17         ZZ
                                      4.3750          1,542.42         1
                                     10.6250          1,542.42         66
    RIVERVIEW       FL    33569      10.3750       12/26/03
    0419435748                         .0000       02/01/04            00
    0419435748                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9004922                           4.6250        100,000.00        100
                                      4.6250         99,670.34         ZZ
                                      4.3750            514.14         1
                                     10.6250            514.14         13
    SOUTH SAN FRAN  CA    94080      10.3750       12/22/03
    0419409289                         .0000       02/01/04            00
    0419409289                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9005004                           5.6250        102,600.00        100
                                      5.6250        102,380.12         ZZ
                                      5.3750            590.62         1
                                     11.6250            590.62         90
    WARWICK         RI    02888      11.3750       12/31/03
    0419358551                         .0000       02/01/04            01
    0419358551                         .0000       01/01/34           25
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.6250          .0000           .0000
    A                                 7.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9005054                           6.0000        146,000.00        100
                                      6.0000        145,708.59         ZZ
                                      5.7500            875.34         1
                                     11.0000            875.34         95
    AURORA          CO    80014      10.7500       12/26/03
1


    0419369277                         .0000       02/01/04            01
    0419369277                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    9005068                           5.5000        161,250.00        100
                                      5.5000        160,896.19         T
                                      5.2500            915.56         1
                                     11.5000            915.56         75
    FORT LAUDERDAL  FL    33308      11.2500       12/31/03
    0419376645                         .0000       02/01/04            00
    0419376645                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    9005088                           6.0000        113,400.00        100
                                      6.0000        113,127.65         ZZ
                                      5.7500            679.89         1
                                     11.0000            679.89         90
    SUN CITY WEST   AZ    85375      10.7500       12/24/03
    0419339874                         .0000       02/01/04            04
    0419339874                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9005458                           5.6250         66,992.00        100
                                      5.6250         66,848.44         ZZ
1


                                      5.3750            385.64         1
                                     11.6250            385.64         80
    SARASOTA        FL    34235      11.3750       12/19/03
    0437235740                        5.6250       02/01/04            00
    0001071443                        5.3750       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    K60/G02                           3.0000       02/01/06        02/01/06
      25                              5.6250          .0000           .0000
    A                                 8.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9005526                           6.0000         99,000.00        100
                                      6.0000         98,802.39         ZZ
                                      5.7500            593.56         1
                                     11.0000            593.56         90
    MINNEAPOLIS     MN    55412      10.7500       12/23/03
    0437235849                        6.0000       02/01/04            10
    9541251655                        5.7500       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    X81/G02                           3.0000       02/01/09        02/01/09
      45                              6.0000          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9005596                           5.5000        255,000.00        100
                                      5.5000        254,720.89         ZZ
                                      5.2500          1,447.86         1
                                     11.2500          1,447.86         85
    VAN DYNE        WI    54979      11.0000       12/31/03
    0437371362                        3.2500       03/01/04            04
    8611819                           3.0000       02/01/34           25
    0                                 3.2500       02/01/06        02/01/06
    U35/G02                           3.0000       03/01/06        03/01/06
      25                              3.5000          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       5.7500                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9005864                           6.1250        206,500.00        100
                                      6.1250        206,299.29         ZZ
                                      5.8750          1,254.72         1
                                     11.1250          1,254.72         88
    SOCIAL CIRCLE   GA    30655      10.8750       12/29/03
    0437237233                         .0000       03/01/04            04
    28414                              .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    A52/G02                           3.0000       03/01/09        03/01/09
      25                              3.2500          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9005960                           5.5000        129,750.00        100
                                      5.5000        129,465.31         ZZ
                                      5.2500            736.71         2
                                     11.5000            736.71         87
    MILWAUKEE       WI    53216      11.2500       12/31/03
    0437268907                        3.2500       02/01/04            10
    WH21098                           3.0000       01/01/34           25
    0                                 3.2500       01/01/06        01/01/06
    H81/G02                           3.0000       02/01/06        02/01/06
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9007094                           5.2500        316,000.00        100
                                      5.2500        314,771.31         ZZ
                                      5.0000          1,744.96         1
                                     11.2500          1,744.96         80
    KEY WEST        FL    33040      11.0000       01/02/04
    0419351804                         .0000       02/01/04            00
    0419351804                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9007100                           4.8750        273,000.00        100
                                      4.8750        272,327.28         ZZ
                                      4.6250          1,444.74         4
                                     10.8750          1,444.74         57
    EL DORADO       CA    95623      10.6250       12/23/03
    0419381355                         .0000       02/01/04            00
    0419381355                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9007120                           6.2500        208,000.00        100
                                      6.2500        207,596.93         ZZ
                                      6.0000          1,280.69         1
                                     11.2500          1,280.69         80
    PHILADELPHIA    PA    19132      11.0000       01/02/04
    0419409727                         .0000       02/01/04            00
    0419409727                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    9007124                           4.8750        300,000.00        100
                                      4.8750        299,260.76         ZZ
                                      4.6250          1,587.62         1
                                     10.8750          1,587.62         61
    DISCOVERY BAY   CA    94514      10.6250       12/19/03
    0419415302                         .0000       02/01/04            00
    0419415302                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9009546                           5.5000         64,800.00        100
                                      5.5000         64,657.81         ZZ
                                      5.2500            367.93         1
                                     11.8750            367.93         90
    INDIANAPOLIS    IN    46218      11.6250       12/30/03
    0437424138                        3.2500       02/01/04            04
    14514276                          3.0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    U35/G02                           3.0000       02/01/07        02/01/07
      25                              3.8750          .0000           .0000
    A                                 7.8750            6              6
      360                               E            1.0000          1.0000
       6.3750                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9009568                           5.5000        162,000.00        100
                                      5.5000        161,644.55         ZZ
                                      5.2500            919.82         1
                                     11.5000            919.82         90
    FORT WAYNE      IN    46818      11.2500       12/31/03
    0437248925                        3.2500       02/01/04            04
    14515145                          3.0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    U35/G02                           3.0000       02/01/07        02/01/07
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9011060                           4.7500        268,000.00        100
                                      4.7500        267,324.31         ZZ
                                      4.5000          1,398.01         1
                                     10.7500          1,398.01         93
    STRASBURG       CO    80136      10.5000       12/30/03
    0419469580                         .0000       02/01/04            10
    0419469580                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9011070                           4.7500        115,000.00        100
                                      4.7500        114,710.07         ZZ
                                      4.5000            599.89         1
                                     10.7500            599.89         80
    GRAND PRAIRIE   TX    75052      10.5000       12/30/03
    0419488408                         .0000       02/01/04            00
    0419488408                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9011084                           5.0000        118,000.00        100
                                      5.0000        117,715.85         ZZ
                                      4.7500            633.45         1
                                     11.0000            633.45         84
    PUEBLO WEST     CO    81007      10.7500       12/29/03
    0419430376                         .0000       02/01/04            01
    0419430376                         .0000       01/01/34           12
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9011142                           5.6250        130,000.00        100
                                      5.6250        128,781.79         ZZ
                                      5.3750            748.35         1
                                     10.6250            748.35         70
    DENVER          CO    80219      10.3750       12/30/03
1


    0419441605                         .0000       02/01/04            00
    0419441605                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9011170                           5.5000        133,200.00        100
                                      5.5000        132,907.75         ZZ
                                      5.2500            756.29         1
                                     11.5000            756.29         90
    WATERFORD       MI    48327      11.2500       01/05/04
    0419409875                         .0000       02/01/04            10
    0419409875                         .0000       01/01/34           25
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9011176                           5.5000        160,200.00        100
                                      5.5000        160,024.65         ZZ
                                      5.2500            909.60         4
                                     11.5000            909.60         90
    NORFOLK         VA    23508      11.2500       01/05/04
    0419410832                         .0000       03/01/04            04
    0419410832                         .0000       02/01/34           25
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9011182                           4.7500        176,000.00        100
                                      4.7500        175,778.57         ZZ
1


                                      4.5000            918.10         1
                                     10.7500            918.10         80
    FIRESTONE       CO    80504      10.5000       12/30/03
    0419415005                         .0000       03/01/04            00
    0419415005                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9011194                           5.3750         47,500.00        100
                                      5.3750         47,393.30         ZZ
                                      5.1250            265.99         2
                                     11.3750            265.99         95
    ALBION          MI    49224      11.1250       01/05/04
    0419422894                         .0000       02/01/04            01
    0419422894                         .0000       01/01/34           30
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9011264                           4.6250        271,500.00        100
                                      4.6250        270,799.69         ZZ
                                      4.3750          1,395.89         1
                                     10.6250          1,395.89         75
    EUGENE          OR    97401      10.3750       12/24/03
    0419428099                         .0000       02/01/04            00
    0419428099                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.2500          .0000           .0000
    A                                 6.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    9011330                           4.7500        132,000.00        100
                                      4.7500        131,667.20         ZZ
                                      4.5000            688.57         1
                                     10.7500            688.57         95
    AUBURN HILLS    MI    48326      10.5000       12/29/03
    0419384763                         .0000       02/01/04            01
    0419384763                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9011476                           5.0000        231,200.00        100
                                      5.0000        230,643.25         ZZ
                                      4.7500          1,241.13         1
                                     11.0000          1,241.13         80
    MURRIETA        CA    92562      10.7500       12/18/03
    0419311915                         .0000       02/01/04            00
    0419311915                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9011568                           5.5000         66,800.00        100
                                      5.5000         66,653.44         ZZ
                                      5.2500            379.28         1
                                     11.5000            379.28         64
    LAS VEGAS       NV    89106      11.2500       12/18/03
    0419274881                         .0000       02/01/04            00
    0419274881                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9011598                           5.2500         92,000.00        100
                                      5.2500         91,788.48         ZZ
                                      5.0000            508.03         1
                                     10.2500            508.03         80
    CAROL STREAM    IL    60188      10.0000       12/29/03
    0419287511                         .0000       02/01/04            00
    0419287511                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9011646                           5.5000        129,900.00        100
                                      5.5000        129,327.34         ZZ
                                      5.2500            737.56         2
                                     10.5000            737.56         80
    SPRINGVILLE     UT    84663      10.2500       12/30/03
    0419219274                         .0000       02/01/04            00
    0419219274                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9011650                           5.3750        300,000.00        100
                                      5.3750        299,663.84         T
                                      5.1250          1,679.91         1
                                     10.3750          1,679.91         53
    LAHAINA         HI    96761      10.1250       12/29/03
    0419222443                         .0000       03/01/04            00
    0419222443                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           20             0           00/00/00
                                        O             .0000


    9011884                           5.2500        103,500.00        100
                                      5.2500        103,262.04         ZZ
                                      5.0000            571.53         1
                                     10.2500            571.53         64
    GLENVIEW        IL    60025      10.0000       12/30/03
    0418859120                         .0000       02/01/04            00
    0418859120                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9014688                           4.7500        240,000.00        100
                                      4.7500        239,394.90         ZZ
                                      4.5000          1,251.95         1
                                     10.7500          1,251.95         80
    ANN ARBOR       MI    48105      10.5000       12/05/03
    0437379217                         .0000       02/01/04            00
    1                                  .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    R55/G02                           3.0000       02/01/07        02/01/07
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9014766                           6.1250        213,000.00        100
                                      6.1250        212,584.90         ZZ
                                      5.8750          1,294.21         1
                                     11.1250          1,294.21         93
    SUWANEE         GA    30024      10.8750       12/23/03
    0437247349                         .0000       02/01/04            04
    28337                              .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
1


    A52/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                11.1250            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9015624                           5.5000        106,000.00        100
                                      5.5000        105,883.97         ZZ
                                      5.2500            601.86         1
                                     11.5000            601.86         67
    TAMPA           FL    33647      11.2500       01/06/04
    0419369475                         .0000       03/01/04            00
    0419369475                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9015734                           4.7500        122,800.00        100
                                      4.7500        119,480.11         ZZ
                                      4.5000            640.58         1
                                     10.7500            640.58         65
    WOODRIDGE       IL    60517      10.5000       12/29/03
    0419159496                         .0000       02/01/04            00
    0419159496                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9016018                           5.0000        285,000.00        100
                                      5.0000        284,657.56         ZZ
                                      4.7500          1,529.94         1
                                     11.0000          1,529.94         69
    COSTA MESA      CA    92627      10.7500       12/30/03
1


    0419443494                         .0000       03/01/04            00
    0419443494                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9016040                           5.2500        280,000.00        100
                                      5.2500        279,678.83         ZZ
                                      5.0000          1,546.17         1
                                     10.2500          1,546.17         80
    DALLAS          TX    75205      10.0000       01/06/04
    0419506308                         .0000       03/01/04            00
    0419506308                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9016536                           5.5000        118,800.00        100
                                      5.5000        118,539.34         ZZ
                                      5.2500            674.53         2
                                     11.5000            674.53         90
    MILWAUKEE       WI    53216      11.2500       12/31/03
    0437284847                        3.2500       02/01/04            10
    WH21099                           3.0000       01/01/34           25
    0                                 3.2500       01/01/06        01/01/06
    H81/G02                           3.0000       02/01/06        02/01/06
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9016646                           5.5000        217,500.00        100
                                      5.5000        217,022.78         ZZ
1


                                      5.2500          1,234.94         2
                                     11.5000          1,234.94         75
    KANSAS CITY     MO    64123      11.2500       12/23/03
    0437257249                         .0000       02/01/04            00
    8661571                            .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    H93/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9017174                           4.8750        273,000.00        100
                                      4.8750        272,664.32         ZZ
                                      4.6250          1,444.74         1
                                     10.8750          1,444.74         80
    TEMECULA        CA    92592      10.6250       12/30/03
    0437261514                        4.8750       03/01/04            00
    018705515246                      4.6250       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    K15/G02                           3.0000       03/01/07        03/01/07
      25                              4.8750          .0000           .0000
    A                                 7.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9017526                           6.0000         86,000.00        100
                                      6.0000         85,828.35         ZZ
                                      5.7500            515.61         1
                                     11.0000            515.61         62
    MESA            AZ    85207      10.7500       12/17/03
    0437262017                         .0000       02/01/04            00
    545121                             .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    H49/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000
1




    9017560                           6.0000        120,000.00        100
                                      6.0000        119,760.48         ZZ
                                      5.7500            719.46         2
                                     11.0000            719.46         80
    CHICAGO         IL    60651      10.7500       12/22/03
    0437264617                         .0000       02/01/04            00
    547575                             .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    H49/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9021678                           5.8750        102,375.00        100
                                      5.8750        102,270.62         ZZ
                                      5.6250            605.59         3
                                     10.8750            605.59         65
    GRETNA          LA    70053      10.6250       01/07/04
    0419472816                         .0000       03/01/04            00
    0419472816                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9021682                           5.8750        105,250.00        100
                                      5.8750        105,142.70         ZZ
                                      5.6250            622.59         3
                                     10.8750            622.59         64
    GRETNA          LA    70053      10.6250       01/07/04
    0419473707                         .0000       03/01/04            00
    0419473707                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9021792                           5.1250        220,000.00        100
                                      5.1250        219,741.71         ZZ
                                      4.8750          1,197.87         1
                                     10.1250          1,197.87         71
    FORT COLLINS    CO    80528       9.8750       01/02/04
    0419370499                         .0000       03/01/04            00
    0419370499                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9022136                           5.3750        186,600.00        100
                                      5.3750        186,180.87         ZZ
                                      5.1250          1,044.91         1
                                     11.3750          1,044.91         80
    LAS VEGAS       NV    89138      11.1250       12/22/03
    0437371768                        3.2500       02/01/04            00
    77309257                          3.0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    G34/G02                           3.0000       02/01/06        02/01/06
      25                              4.3750          .0000           .0000
    A                                 6.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.1250                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9024122                           6.0000        279,850.00        100
                                      6.0000        279,291.43         ZZ
                                      5.7500          1,677.84         1
                                     11.0000          1,677.84         80
    UPPER MARLBORO  MD    20774      10.7500       12/23/03
    0437267693                         .0000       02/01/04            00
    1080003731                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E77/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9024210                           5.8750        120,000.00        100
                                      5.8750        119,877.65         ZZ
                                      5.6250            709.85         1
                                     10.8750            709.85         84
    DES MOINES      IA    50315      10.6250       01/06/04
    0437367469                        3.2500       03/01/04            11
    TQSMAURO                          3.0000       02/01/34           12
    0                                 3.2500       02/01/09        02/01/09
    U85/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.6250                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9024540                           5.6250        298,000.00        100
                                      5.6250        297,681.42         ZZ
                                      5.3750          1,715.46         1
                                     11.6250          1,715.46         58
    OLNEY           MD    20832      11.3750       12/31/03
    0437264740                         .0000       03/01/04            00
    711474                             .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    X21/G02                           3.0000       03/01/07        03/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9025702                           4.8750        280,800.00        100
                                      4.8750        280,454.73         ZZ
                                      4.6250          1,486.02         1
                                     10.8750          1,486.02         90
    SUISUN CITY     CA    94585      10.6250       12/31/03
    0419236773                         .0000       03/01/04            04
    0419236773                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
1


    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9025708                           6.2500        138,400.00        100
                                      6.2500        138,136.68         ZZ
                                      6.0000            852.15         2
                                     11.2500            852.15         80
    LAKEWOOD        WA    98498      11.0000       01/02/04
    0419251962                         .0000       02/01/04            00
    0419251962                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9025754                           5.6250         85,500.00        100
                                      5.6250         85,408.59         ZZ
                                      5.3750            492.19         1
                                     10.6250            492.19         90
    DETROIT         MI    48236      10.3750       01/08/04
    0419351028                         .0000       03/01/04            01
    0419351028                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9025774                           4.6250        103,000.00        100
                                      4.6250        102,734.33         ZZ
                                      4.3750            529.56         1
                                     10.6250            529.56         59
    CRESTLINE       CA    92325      10.3750       12/26/03
1


    0419381207                         .0000       02/01/04            00
    0419381207                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9025778                           5.6250        225,000.00        100
                                      5.6250        224,759.46         ZZ
                                      5.3750          1,295.23         1
                                     10.6250          1,295.23         55
    FORT BRAGG      CA    95437      10.3750       12/29/03
    0419429907                         .0000       03/01/04            00
    0419429907                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9025790                           5.7500        106,720.00        100
                                      5.7500        106,608.58         ZZ
                                      5.5000            622.79         1
                                     10.7500            622.79         80
    CANTON          GA    30114      10.5000       01/08/04
    0419444534                         .0000       03/01/04            00
    0419444534                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9025892                           5.5000        288,000.00        100
                                      5.5000        287,368.10         ZZ
1


                                      5.2500          1,635.23         1
                                     10.5000          1,635.23         80
    RIVERSIDE       CA    92503      10.2500       12/19/03
    0437315815                        3.2500       02/01/04            00
    1000048782                        3.0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    624/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9025904                           5.5000         81,000.00        100
                                      5.5000         80,911.34         ZZ
                                      5.2500            459.91         1
                                     11.5000            459.91         90
    ALAMOGORDO      NM    88310      11.2500       12/30/03
    0437265309                        3.2500       03/01/04            11
    07805515094                       3.0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    K15/G02                           3.0000       03/01/07        03/01/07
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9026400                           5.2500        235,000.00        100
                                      5.2500        234,459.72         ZZ
                                      5.0000          1,297.68         1
                                     10.2500          1,297.68         62
    SANTA MARIA     CA    93455      10.0000       12/19/03
    0437273568                        3.2500       02/01/04            00
    1000048917                        3.0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    624/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9026548                           5.3750        179,200.00        100
                                      5.3750        178,797.50         ZZ
                                      5.1250          1,003.47         4
                                     10.3750          1,003.47         80
    BOUNTIFUL       UT    84010      10.1250       12/11/03
    0437376635                         .0000       02/01/04            00
    0201223596                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    M24/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9026630                           5.3750        179,200.00        100
                                      5.3750        178,797.50         ZZ
                                      5.1250          1,003.47         4
                                     10.3750          1,003.47         80
    BOUNTIFUL       UT    84010      10.1250       12/11/03
    0437376478                         .0000       02/01/04            00
    0201223594                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    M24/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9028348                           5.3750        179,200.00        100
                                      5.3750        178,797.50         ZZ
                                      5.1250          1,003.47         4
                                     10.3750          1,003.47         80
    BOUNTIFUL       UT    84010      10.1250       12/11/03
    0437375868                         .0000       02/01/04            00
    0201223591                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    M24/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9028576                           5.3750        179,200.00        100
                                      5.3750        178,797.50         ZZ
                                      5.1250          1,003.47         4
                                     10.3750          1,003.47         80
    BOUNTIFUL       UT    84010      10.1250       12/11/03
    0437375876                         .0000       02/01/04            00
    0201223600                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    M24/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9029484                           6.0000        120,000.00        100
                                      6.0000        119,760.48         ZZ
                                      5.7500            719.46         1
                                     11.0000            719.46         80
    KENNESAW        GA    30144      10.7500       01/09/04
    0437297419                         .0000       02/01/04            00
    990815                             .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    X78/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9029596                           5.3750        225,000.00        100
                                      5.3750        224,747.87         ZZ
                                      5.1250          1,259.94         1
                                     10.3750          1,259.94         34
    VIENNA          VA    22182      10.1250       01/05/04
    0419374434                         .0000       03/01/04            00
    0419374434                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9029600                           4.8750        128,000.00        100
                                      4.8750        127,842.61         ZZ
                                      4.6250            677.39         1
                                     10.8750            677.39         80
    ALVORD          TX    76225      10.6250       01/05/04
    0419288014                         .0000       03/01/04            00
    0419288014                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9029608                           4.8750        135,850.00        100
                                      4.8750        135,515.24         ZZ
                                      4.6250            718.93         1
                                     10.8750            718.93         95
    MILTON          FL    32570      10.6250       01/05/04
    0419309711                         .0000       02/01/04            11
    0419309711                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9029678                           5.2500        288,000.00        100
                                      5.2500        287,337.85         ZZ
                                      5.0000          1,590.35         1
                                     10.2500          1,590.35         80
    SAN JOSE        CA    95116      10.0000       12/22/03
    0419256755                         .0000       02/01/04            00
    0419256755                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
1


    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9030412                           5.7500        204,000.00        100
                                      5.7500        203,573.00         ZZ
                                      5.5000          1,190.49         2
                                     10.7500          1,190.49         80
    SACRAMENTO      CA    95828      10.5000       12/19/03
    0437299423                         .0000       02/01/04            00
    3451212                            .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    U05/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9030610                           4.8750        288,000.00        100
                                      4.8750        287,645.88         T
                                      4.6250          1,524.12         1
                                     10.8750          1,524.12         80
    UNIVERSITY PAR  FL    34201      10.6250       01/09/04
    0437284680                         .0000       03/01/04            00
    0312220006                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    P44/G02                           3.0000       03/01/06        03/01/06
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9031254                           4.8750        252,000.00        100
                                      4.8750        251,690.15         T
                                      4.6250          1,333.60         1
                                     10.8750          1,333.60         80
    CORRALES        NM    87048      10.6250       01/05/04
1


    0437376494                         .0000       03/01/04            00
    616597                             .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    M37/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9031870                           5.3750        137,610.00        100
                                      5.3750        137,455.80         ZZ
                                      5.1250            770.58         1
                                     10.3750            770.58         90
    PANAMA CITY     FL    32404      10.1250       01/12/04
    0419498019                         .0000       03/01/04            01
    0419498019                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9031884                           5.2500        288,000.00        100
                                      5.2500        287,669.65         ZZ
                                      5.0000          1,590.35         1
                                     11.2500          1,590.35         80
    PEMBROKE PINES  FL    33028      11.0000       01/07/04
    0419504907                         .0000       03/01/04            00
    0419504907                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9031926                           4.8750         68,400.00        100
                                      4.8750         68,315.90         ZZ
1


                                      4.6250            361.98         1
                                     10.8750            361.98         80
    RIDGECREST      CA    93555      10.6250       01/05/04
    0419462536                         .0000       03/01/04            00
    0419462536                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9031938                           5.3750         75,000.00        100
                                      5.3750         74,915.96         ZZ
                                      5.1250            419.98         1
                                     10.3750            419.98         64
    KANSAS CITY     MO    64110      10.1250       01/06/04
    0419468939                         .0000       03/01/04            00
    0419468939                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9031960                           5.1250        105,000.00        100
                                      5.1250        104,876.73         ZZ
                                      4.8750            571.71         1
                                     11.1250            571.71         57
    KALAMAZOO       MI    49009      10.8750       01/07/04
    0419482914                         .0000       03/01/04            00
    0419482914                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9031986                           5.3750        115,983.00        100
                                      5.3750        115,853.04         ZZ
                                      5.1250            649.47         1
                                     10.3750            649.47         78
    BRANDON         VT    05733      10.1250       01/06/04
    0419448717                         .0000       03/01/04            00
    0419448717                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9032008                           5.2500        185,250.00        100
                                      5.2500        185,037.51         ZZ
                                      5.0000          1,022.96         1
                                     11.2500          1,022.96         95
    PUEBLO          CO    81005      11.0000       01/07/04
    0419455696                         .0000       03/01/04            01
    0419455696                         .0000       02/01/34           30
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9032022                           4.6250        322,000.00        100
                                      4.6250        321,585.51         ZZ
                                      4.3750          1,655.53         1
                                     10.6250          1,655.53         68
    ALBANY          CA    94706      10.3750       01/02/04
    0419461736                         .0000       03/01/04            00
    0419461736                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9032062                           4.8750        275,000.00        100
                                      4.8750        274,661.87         ZZ
                                      4.6250          1,455.32         1
                                     10.8750          1,455.32         68
    NORTHFIELD      IL    60093      10.6250       01/07/04
    0419435177                         .0000       03/01/04            00
    0419435177                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9032086                           4.8750         80,000.00        100
                                      4.8750         79,901.63         ZZ
                                      4.6250            423.37         1
                                     10.8750            423.37         35
    CHESTNUT HILL   PA    18330      10.6250       01/12/04
    0419390984                         .0000       03/01/04            00
    0419390984                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9032106                           4.6250        181,000.00        100
                                      4.6250        180,767.01         ZZ
                                      4.3750            930.59         1
                                     10.6250            930.59         73
    PLACERVILLE     CA    95667      10.3750       01/05/04
    0419402896                         .0000       03/01/04            00
    0419402896                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9032150                           5.5000         52,250.00        100
                                      5.5000         52,192.81         ZZ
                                      5.2500            296.67         1
                                     11.5000            296.67         95
    HOUSTON         TX    77072      11.2500       01/09/04
    0419367628                         .0000       03/01/04            01
    0419367628                         .0000       02/01/34           30
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9032178                           6.0000         60,000.00        100
                                      6.0000         59,940.27         ZZ
                                      5.7500            359.73         1
                                     11.0000            359.73         75
    BRISTOL         IN    46507      10.7500       01/12/04
    0419311568                         .0000       03/01/04            00
    0419311568                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9032182                           5.6250         84,000.00        100
                                      5.6250         83,910.20         ZZ
                                      5.3750            483.55         1
                                     10.6250            483.55         75
    TAHOE VISTA     CA    96148      10.3750       01/07/04
    0419315726                         .0000       03/01/04            00
    0419315726                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
1


    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9032234                           5.2500        231,200.00        100
                                      5.2500        230,934.81         ZZ
                                      5.0000          1,276.69         1
                                     11.2500          1,276.69         80
    SOUTHGATE       MI    48195      11.0000       01/07/04
    0419245725                         .0000       03/01/04            00
    0419245725                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9033568                           5.1250        132,800.00        100
                                      5.1250        132,644.09         ZZ
                                      4.8750            723.08         1
                                     11.1250            723.08         80
    WINTERVILLE     GA    30683      10.8750       01/13/04
    0437354798                        5.1250       03/01/04            00
    990812                            4.8750       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    X78/G02                           3.0000       03/01/06        03/01/06
      25                              5.1250          .0000           .0000
    A                                 7.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9033896                           6.1250        220,500.00        100
                                      6.1250        220,285.69         ZZ
                                      5.8750          1,339.78         1
                                     11.1250          1,339.78         90
    HARRIS          MN    55032      10.8750       01/06/04
1


    0437319601                        6.1250       03/01/04            10
    9541551686                        5.8750       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    X81/G02                           3.0000       03/01/09        03/01/09
      45                              6.1250          .0000           .0000
    A                                11.1250           12             12
      360                               L12          1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9034106                           5.7500        204,000.00        100
                                      5.7500        203,573.00         ZZ
                                      5.5000          1,190.49         2
                                     10.7500          1,190.49         80
    SACRAMENTO      CA    95828      10.5000       12/19/03
    0437314214                         .0000       02/01/04            00
    3451215                            .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    U05/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9034128                           5.7500        204,000.00        100
                                      5.7500        203,573.00         ZZ
                                      5.5000          1,190.49         2
                                     10.7500          1,190.49         80
    SACRAMENTO      CA    95828      10.5000       12/23/03
    0437310717                         .0000       02/01/04            00
    3451197                            .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    U05/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9034294                           6.1250         59,800.00        100
                                      6.1250         59,741.88         ZZ
1


                                      5.8750            363.35         1
                                     11.1250            363.35         95
    MAUSTON         WI    53948      10.8750       01/02/04
    0437345796                        3.2500       03/01/04            10
    WH22995                           3.0000       02/01/34           30
    0                                 3.2500       02/01/09        02/01/09
    H81/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.8750                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9034454                           4.8750        327,750.00        100
                                      4.8750        327,347.00         ZZ
                                      4.6250          1,734.48         1
                                     10.8750          1,734.48         95
    DENNIS (SOUTH)  MA    02660      10.6250       01/09/04
    0437288731                         .0000       03/01/04            12
    3063626                            .0000       02/01/34           30
    0                                 3.2500       02/01/06        02/01/06
    P44/G02                           3.0000       03/01/06        03/01/06
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9035894                           4.6250        280,000.00        100
                                      4.6250        279,639.58         ZZ
                                      4.3750          1,439.59         1
                                     10.6250          1,439.59         80
    SUMNER          WA    98390      10.3750       01/08/04
    0419035548                         .0000       03/01/04            00
    0419035548                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    9035900                           5.5000        164,000.00        100
                                      5.5000        163,820.50         ZZ
                                      5.2500            931.17         1
                                     10.5000            931.17         80
    SACRAMENTO      CA    95823      10.2500       12/30/03
    0419057179                         .0000       03/01/04            00
    0419057179                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9037506                           6.2500        123,200.00        100
                                      6.2500        123,083.11         ZZ
                                      6.0000            758.56         1
                                     11.2500            758.56         80
    TEMPE           AZ    85282      11.0000       12/30/03
    0437309420                         .0000       03/01/04            00
    6800379                            .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    Y36/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9037690                           6.2500        112,000.00        100
                                      6.2500        111,893.73         ZZ
                                      6.0000            689.60         1
                                     11.2500            689.60         80
    MESA            AZ    85204      11.0000       12/30/03
    0437303274                         .0000       03/01/04            00
    6800380                            .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    Y36/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9040828                           5.1250         80,000.00        100
                                      5.1250         79,906.08         ZZ
                                      4.8750            435.59         1
                                     10.1250            435.59         28
    ELK GROVE       CA    95758       9.8750       01/07/04
    0419527783                        3.2500       03/01/04            00
    0419527783                        3.0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.8750                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9040840                           5.0000        110,000.00        100
                                      5.0000        109,867.83         ZZ
                                      4.7500            590.50         1
                                     11.0000            590.50         90
    GIBSONTON       FL    33534      10.7500       01/14/04
    0419536677                         .0000       03/01/04            10
    0419536677                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9040908                           4.7500        119,000.00        100
                                      4.7500        118,850.28         ZZ
                                      4.5000            620.76         1
                                     10.7500            620.76         52
    DELRAY BEACH    FL    33445      10.5000       01/14/04
    0419460142                         .0000       03/01/04            00
    0419460142                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    9040938                           5.0000         95,000.00        100
                                      5.0000         94,885.85         ZZ
                                      4.7500            509.98         1
                                     10.0000            509.98         80
    TOLEDO          OH    43615       9.7500       01/09/04
    0419482187                         .0000       03/01/04            00
    0419482187                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9041216                           5.6250        181,450.00        100
                                      5.6250        181,256.02         ZZ
                                      5.3750          1,044.53         1
                                     11.6250          1,044.53         95
    HOMEWOOD        AL    35209      11.3750       01/14/04
    0419133251                         .0000       03/01/04            11
    0419133251                         .0000       02/01/34           30
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9044036                           5.3750        250,000.00        100
                                      5.3750        249,719.86         ZZ
                                      5.1250          1,399.93         1
                                     10.3750          1,399.93         80
    ROSEVILLE       CA    95661      10.1250       01/02/04
    0437356264                         .0000       03/01/04            00
    033495                             .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
1


    W94/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9044846                           6.0000        220,000.00        100
                                      6.0000        219,780.99         ZZ
                                      5.7500          1,319.01         2
                                     11.0000          1,319.01         74
    SACRAMENTO      CA    95817      10.7500       01/08/04
    0419462809                         .0000       03/01/04            00
    0419462809                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9044858                           5.6250         62,800.00        100
                                      5.6250         62,732.87         ZZ
                                      5.3750            361.51         1
                                     10.6250            361.51         80
    MINNEAPOLIS     MN    55436      10.3750       01/15/04
    0419471222                         .0000       03/01/04            00
    0419471222                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9045116                           6.0000         89,250.00        100
                                      6.0000         89,161.15         ZZ
                                      5.7500            535.10         1
                                     11.0000            535.10         75
    KATY            TX    77450      10.7500       01/12/04
1


    0419270806                         .0000       03/01/04            00
    0419270806                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9045262                           5.3750         75,200.00        100
                                      5.3750         75,036.83         ZZ
                                      5.1250            421.10         1
                                     11.3750            421.10         80
    LEWISVILLE      TX    75067      11.1250       01/15/04
    0419566112                         .0000       03/01/04            00
    0419566112                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9045290                           6.0000         71,250.00        100
                                      6.0000         71,179.07         TX
                                      5.7500            427.18         1
                                     11.0000            427.18         75
    HOUSTON         TX    77084      10.7500       01/12/04
    0419499611                         .0000       03/01/04            00
    0419499611                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9045332                           4.5000        231,000.00        100
                                      4.5000        230,695.81         ZZ
1


                                      4.2500          1,170.44         1
                                     10.5000          1,170.44         80
    RESTON          VA    20194      10.2500       01/15/04
    0419500079                         .0000       03/01/04            00
    0419500079                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9045334                           6.0000         71,250.00        100
                                      6.0000         71,179.07         ZZ
                                      5.7500            427.18         1
                                     11.0000            427.18         75
    KATY            TX    77450      10.7500       01/12/04
    0419501572                         .0000       03/01/04            00
    0419501572                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9046866                           5.8750         83,100.00        100
                                      5.8750         83,015.27         ZZ
                                      5.6250            491.57         1
                                     10.8750            491.57         80
    MARIETTA        GA    30066      10.6250       01/09/04
    0437352511                        5.8750       03/01/04            00
    823712                            5.6250       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    Y73/G02                           3.0000       03/01/09        03/01/09
      45                              5.8750          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    9048064                           5.6250        124,200.00        100
                                      5.6250        123,933.82         ZZ
                                      5.3750            714.97         4
                                     11.6250            714.97         90
    MOJAVE          CA    93501      11.3750       12/23/03
    0437328503                        3.2500       02/01/04            11
    1000048386                        3.0000       01/01/34           25
    0                                 3.2500       01/01/07        01/01/07
    624/G02                           3.0000       02/01/07        02/01/07
      25                              3.6250          .0000           .0000
    A                                 7.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.3750                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9048278                           6.3750        217,400.00        100
                                      6.3750        216,996.23         ZZ
                                      6.1250          1,356.29         3
                                     11.3750          1,356.29         90
    WASHINGTON      DC    20032      11.1250       01/06/04
    0437376460                         .0000       02/01/04            14
    1080005179                         .0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    E77/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9052332                           5.8750        174,500.00        100
                                      5.8750        174,272.09         ZZ
                                      5.6250          1,032.23         1
                                     10.8750          1,032.23         95
    TROY            IL    62294      10.6250       01/12/04
    0419496310                         .0000       03/01/04            04
    0419496310                         .0000       02/01/34           30
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9052506                           4.6250        268,000.00        100
                                      4.6250        267,489.80         ZZ
                                      4.3750          1,377.89         1
                                     10.6250          1,377.89         80
    YPSILANTI       MI    48197      10.3750       01/12/04
    0419462254                         .0000       03/01/04            00
    0419462254                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9052508                           4.7500        116,910.00        100
                                      4.7500        116,762.91         ZZ
                                      4.5000            609.86         1
                                     10.7500            609.86         90
    COLORADO SPRIN  CO    80916      10.5000       01/16/04
    0419465661                         .0000       03/01/04            01
    0419465661                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9052518                           5.5000        184,000.00        100
                                      5.5000        183,798.60         ZZ
                                      5.2500          1,044.73         1
                                     10.5000          1,044.73         80
    ELK RIVER       MN    55330      10.2500       01/16/04
    0419466487                         .0000       03/01/04            00
    0419466487                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9052580                           5.2500        248,000.00        100
                                      5.2500        247,715.53         ZZ
                                      5.0000          1,369.47         1
                                     11.2500          1,369.47         80
    CARNATION       WA    98014      11.0000       01/08/04
    0419374939                         .0000       03/01/04            00
    0419374939                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9052624                           4.8750        217,000.00        100
                                      4.8750        216,733.18         ZZ
                                      4.6250          1,148.38         1
                                     10.8750          1,148.38         73
    CITRUS HEIGHTS  CA    95610      10.6250       01/09/04
    0419389200                         .0000       03/01/04            00
    0419389200                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9052798                           5.5000        200,000.00        100
                                      5.5000        199,781.09         ZZ
                                      5.2500          1,135.58         1
                                     10.5000          1,135.58         80
    BOTHELL         WA    98012      10.2500       01/12/04
    0419252077                         .0000       03/01/04            00
    0419252077                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
1


    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9053378                           5.5000        145,000.00        100
                                      5.5000        144,681.86         ZZ
                                      5.2500            823.29         1
                                     10.5000            823.29         85
    BARNESVILLE     GA    30204      10.2500       12/29/03
    0437352974                        3.2500       02/05/04            10
    2949853077                        3.0000       01/05/34           12
    0                                 3.2500       01/05/09        01/05/09
    Q87/G02                           3.0000       02/05/09        02/05/09
      25                              3.2500          .0000           .0000
    A                                10.5000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9053426                           5.6250        176,680.00        100
                                      5.6250        176,301.35         ZZ
                                      5.3750          1,017.07         1
                                     11.6250          1,017.07         80
    WOODS CROSS     UT    84087      11.3750       12/29/03
    0437349491                         .0000       02/01/04            00
    10075707                           .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    W84/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9053494                           5.2500        205,600.00        100
                                      5.2500        205,364.17         ZZ
                                      5.0000          1,135.33         1
                                     11.2500          1,135.33         80
    SOUTH JORDAN    UT    84095      11.0000       01/14/04
1


    0437377732                        3.2500       03/01/04            00
    100205390                         3.0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    U45/G02                           3.0000       03/01/06        03/01/06
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9053730                           5.1250        156,000.00        100
                                      5.1250        155,816.85         ZZ
                                      4.8750            849.40         1
                                     11.1250            849.40         80
    MAMMOTH LAKES   CA    93546      10.8750       01/09/04
    0437375223                         .0000       03/01/04            00
    9070                               .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    U87/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9054092                           5.5000        116,400.00        100
                                      5.5000        116,272.59         ZZ
                                      5.2500            660.91         1
                                     11.5000            660.91         85
    FORT MYERS      FL    33919      11.2500       01/16/04
    0437364342                         .0000       03/01/04            01
    2004537527                         .0000       02/01/34           12
    0                                 3.2500       02/01/07        02/01/07
    H76/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9054606                           4.3750        121,500.00        100
                                      4.3750        121,336.34         ZZ
1


                                      4.1250            606.63         1
                                     10.3750            606.63         50
    EDMONDS         WA    98020      10.1250       01/13/04
    0419550793                         .0000       03/01/04            00
    0419550793                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9054626                           4.7500        166,000.00        100
                                      4.7500        165,791.15         ZZ
                                      4.5000            865.93         1
                                     10.7500            865.93         88
    RENO            NV    89506      10.5000       01/15/04
    0419579073                         .0000       03/01/04            01
    0419579073                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9054678                           5.1250        198,400.00        100
                                      5.1250        198,167.07         ZZ
                                      4.8750          1,080.26         1
                                     10.1250          1,080.26         80
    SACRAMENTO      CA    95823       9.8750       01/08/04
    0419491287                         .0000       03/01/04            00
    0419491287                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9054680                           5.2500        302,400.00        100
                                      5.2500        302,053.14         ZZ
                                      5.0000          1,669.86         1
                                     10.2500          1,669.86         80
    CANBY           OR    97013      10.0000       01/13/04
    0419492707                         .0000       03/01/04            00
    0419492707                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9054858                           5.5000        228,000.00        100
                                      5.5000        227,750.44         ZZ
                                      5.2500          1,294.56         3
                                     10.5000          1,294.56         68
    BERWYN          IL    60402      10.2500       01/15/04
    0419456660                         .0000       03/01/04            00
    0419456660                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9054918                           5.5000        228,000.00        100
                                      5.5000        227,750.44         ZZ
                                      5.2500          1,294.56         4
                                     11.5000          1,294.56         80
    HILLSBORO       OR    97123      11.2500       01/12/04
    0419429675                         .0000       03/01/04            00
    0419429675                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9054928                           4.8750        108,800.00        100
                                      4.8750        108,666.22         ZZ
                                      4.6250            575.78         1
                                     10.8750            575.78         80
    WOODINVILLE     WA    98072      10.6250       01/08/04
    0419367727                         .0000       03/01/04            00
    0419367727                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9055040                           5.3750        103,200.00        100
                                      5.3750        103,084.36         ZZ
                                      5.1250            577.89         1
                                     10.3750            577.89         80
    GENEVA          OH    44041      10.1250       01/14/04
    0419265780                         .0000       03/01/04            00
    0419265780                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9055052                           4.6250        220,000.00        100
                                      4.6250        219,716.81         ZZ
                                      4.3750          1,131.11         1
                                     10.6250          1,131.11         80
    AFTON           WY    83110      10.3750       01/13/04
    0419288246                         .0000       03/01/04            00
    0419288246                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9055114                           5.1250         63,000.00        100
                                      5.1250         62,926.03         ZZ
                                      4.8750            343.03         1
                                     11.1250            343.03         63
    FUQUAY VARINA   NC    27526      10.8750       01/20/04
    0419229497                         .0000       03/01/04            00
    0419229497                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9055138                           5.3750        178,721.00        100
                                      5.3750        178,520.73         ZZ
                                      5.1250          1,000.79         1
                                     10.3750          1,000.79         80
    BRADENTON       FL    34212      10.1250       01/12/04
    0419024468                         .0000       03/01/04            00
    0419024468                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    9055652                           5.5000         88,000.00        100
                                      5.5000         87,903.68         ZZ
                                      5.2500            499.65         1
                                     11.5000            499.65         80
    TAYLOR          MI    48180      11.2500       01/14/04
    0437351018                        3.2500       03/01/04            00
    41606                             3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
1


    B43/G02                           3.0000       03/01/07        03/01/07
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9056108                           5.6250         55,000.00        100
                                      5.6250         54,757.81         ZZ
                                      5.3750            316.62         1
                                     10.6250            316.61         21
    DENVER          CO    80210      10.3750       01/13/04
    0437377468                         .0000       03/01/04            00
    20008609                           .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    G51/G02                           3.0000       03/01/09        03/01/09
      25                              3.2500          .0000           .0000
    A                                10.6250            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9059966                           5.8750        271,800.00        100
                                      5.8750        271,522.89         ZZ
                                      5.6250          1,607.80         2
                                     10.8750          1,607.80         90
    SACRAMENTO      CA    95815      10.6250       01/08/04
    0437364763                         .0000       03/01/04            10
    3000528568                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    U05/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9060424                           5.5000        184,000.00        100
                                      5.5000        183,798.60         ZZ
                                      5.2500          1,044.73         1
                                     10.5000          1,044.73         80
    PALATINE        IL    60067      10.2500       01/15/04
1


    0419489265                         .0000       03/01/04            00
    0419489265                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9060444                           5.3750        278,400.00        100
                                      5.3750        278,088.04         ZZ
                                      5.1250          1,558.96         1
                                     10.3750          1,558.96         80
    GIG HARBOR      WA    98335      10.1250       01/12/04
    0419500848                         .0000       03/01/04            00
    0419500848                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9060454                           4.6250        250,000.00        100
                                      4.6250        249,678.19         ZZ
                                      4.3750          1,285.35         1
                                     10.6250          1,285.35         65
    GLENVIEW        IL    60025      10.3750       01/21/04
    0419429337                         .0000       03/01/04            00
    0419429337                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9060506                           5.3750        202,500.00        100
                                      5.3750        202,273.09         ZZ
1


                                      5.1250          1,133.94         1
                                     11.3750          1,133.94         90
    BISCAYNE PARK   FL    33161      11.1250       01/21/04
    0419464524                         .0000       03/01/04            01
    0419464524                         .0000       02/01/34           25
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9060516                           5.1250        279,500.00        100
                                      5.1250        279,171.86         ZZ
                                      4.8750          1,521.84         4
                                     10.1250          1,521.84         64
    SEATTLE         WA    98103       9.8750       01/16/04
    0419466412                         .0000       03/01/04            00
    0419466412                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9060820                           6.2500        170,000.00        100
                                      6.2500        169,838.70         ZZ
                                      6.0000          1,046.72         1
                                     11.2500          1,046.72         78
    WELCHES         OR    97067      11.0000       01/09/04
    0418851283                         .0000       03/01/04            00
    0418851283                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    9060838                           5.2500        118,500.00        100
                                      5.2500        118,364.08         ZZ
                                      5.0000            654.36         1
                                     10.2500            654.36         70
    ANNAPOLIS       MD    21403      10.0000       01/14/04
    0418920831                         .0000       03/01/04            00
    0418920831                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    9060860                           5.5000        256,776.00        100
                                      5.5000        256,494.94         ZZ
                                      5.2500          1,457.95         1
                                     10.5000          1,457.95         80
    SANTA MARIA     CA    93458      10.2500       01/12/04
    0419063094                         .0000       03/01/04            00
    0419063094                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9061028                           5.3750        144,000.00        100
                                      5.3750        143,838.64         ZZ
                                      5.1250            806.36         1
                                     11.3750            806.36         90
    DURHAM          NC    27707      11.1250       01/21/04
    0419591730                         .0000       03/01/04            01
    0419591730                         .0000       02/01/34           25
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9061046                           5.8750        168,300.00        100
                                      5.8750        168,128.41         ZZ
                                      5.6250            995.56         1
                                     10.8750            995.56         90
    DRAPER          UT    84020      10.6250       01/16/04
    0419607767                         .0000       03/01/04            04
    0419607767                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9061152                           5.0000        172,000.00        100
                                      5.0000        171,793.34         ZZ
                                      4.7500            923.33         1
                                     11.0000            923.33         69
    ROSWELL         GA    30076      10.7500       01/21/04
    0419562277                         .0000       03/01/04            00
    0419562277                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9061188                           5.3750        117,600.00        100
                                      5.3750        117,468.22         ZZ
                                      5.1250            658.53         1
                                     10.3750            658.53         80
    LAFAYETTE       LA    70501      10.1250       01/15/04
    0419515705                         .0000       03/01/04            00
    0419515705                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9061222                           5.7500        228,000.00        100
                                      5.7500        227,761.95         ZZ
                                      5.5000          1,330.55         1
                                     10.7500          1,330.55         75
    HOUSTON         TX    77027      10.5000       01/15/04
    0419522271                         .0000       03/01/04            00
    0419522271                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9061440                           5.5000        232,800.00        100
                                      5.5000        232,289.21         ZZ
                                      5.2500          1,321.81         1
                                     10.5000          1,321.81         80
    CHICAGO         IL    60647      10.2500       12/29/03
    0437362841                         .0000       02/01/04            00
    54743397                           .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    H49/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                10.5000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9065518                           5.6250        243,500.00        100
                                      5.6250        243,239.69         ZZ
                                      5.3750          1,401.72         1
                                     10.6250          1,401.72         75
    BRIGHTON        MI    48116      10.3750       01/16/04
    0419496716                         .0000       03/01/04            00
    0419496716                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
1


    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9065616                           4.6250        184,000.00        100
                                      4.6250        183,763.15         ZZ
                                      4.3750            946.02         1
                                     10.6250            946.02         80
    DURANGO         CO    81301      10.3750       01/16/04
    0419500087                         .0000       03/01/04            00
    0419500087                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9065638                           5.5000        300,000.00        100
                                      5.5000        299,671.63         ZZ
                                      5.2500          1,703.37         1
                                     11.5000          1,703.37         80
    BRENTWOOD       CA    94513      11.2500       01/16/04
    0419504188                         .0000       03/01/04            00
    0419504188                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9065646                           4.7500         84,700.00        100
                                      4.7500         84,593.43         ZZ
                                      4.5000            441.84         1
                                     10.7500            441.84         78
    LA MARQUE       TX    77568      10.5000       01/16/04
1


    0419505979                         .0000       03/01/04            00
    0419505979                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9066406                           4.8750        300,000.00        100
                                      4.8750        299,631.13         ZZ
                                      4.6250          1,587.62         1
                                      9.8750          1,587.62         80
    LOVELAND        CO    80538       9.6250       01/16/04
    0419464540                         .0000       03/01/04            00
    0419464540                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                 9.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9067978                           5.2500         87,200.00        100
                                      5.2500         87,099.98         ZZ
                                      5.0000            481.52         1
                                     11.2500            481.52         75
    ALEXANDRIA      IN    46001      11.0000       01/09/04
    0437368244                         .0000       03/01/04            00
    28487                              .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    W35/G02                           3.0000       03/01/06        03/01/06
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9068014                           5.0000        181,250.00        100
                                      5.0000        181,032.22         ZZ
1


                                      4.7500            972.99         1
                                     11.0000            972.99         73
    PORTLAND        OR    97202      10.7500       01/13/04
    0437365612                         .0000       03/01/04            00
    3455594                            .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    U05/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9068028                           5.5000        157,500.00        100
                                      5.5000        157,327.60         ZZ
                                      5.2500            894.27         1
                                     10.5000            894.27         69
    MANCHESTER      MI    48158      10.2500       01/16/04
    0419428867                         .0000       03/01/04            00
    0419428867                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9068050                           5.2500        163,400.00        100
                                      5.2500        163,212.58         ZZ
                                      5.0000            902.30         1
                                     11.2500            902.30         90
    AURORA          IL    60504      11.0000       01/22/04
    0419438049                         .0000       03/01/04            01
    0419438049                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000
1




    9068110                           5.3750        157,500.00        100
                                      5.3750        157,323.52         ZZ
                                      5.1250            881.95         1
                                     10.3750            881.95         80
    YUCCA VALLEY    CA    92284      10.1250       01/14/04
    0419339916                         .0000       03/01/04            00
    0419339916                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9068290                           5.7500        155,400.00        100
                                      5.7500        154,974.26         ZZ
                                      5.5000            906.87         1
                                     10.7500            906.87         74
    WIMBERLY        TX    78676      10.5000       01/14/04
    0437379829                        3.2500       02/20/04            00
    ROGH01                            3.0000       01/20/34            0
    0                                 3.2500       01/20/09        01/20/09
    Q87/G02                           3.0000       02/20/09        02/20/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.5000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9069418                           5.2500        121,600.00        100
                                      5.2500        121,460.52         ZZ
                                      5.0000            671.48         1
                                     11.2500            671.48         90
    MANSFIELD       TX    76063      11.0000       01/23/04
    0419641675                         .0000       03/01/04            01
    0419641675                         .0000       02/01/34           25
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9069574                           5.3750        179,000.00        100
                                      5.3750        178,729.89         ZZ
                                      5.1250          1,002.35         1
                                     11.3750          1,002.35         80
    FORT COLLINS    CO    80526      11.1250       01/19/04
    0419541875                         .0000       03/01/04            00
    0419541875                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9069594                           5.3750        110,200.00        100
                                      5.3750        110,076.51         ZZ
                                      5.1250            617.09         1
                                     11.3750            617.09         95
    BAKERSFIELD     CA    93304      11.1250       01/16/04
    0419558580                         .0000       03/01/04            01
    0419558580                         .0000       02/01/34           30
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9069600                           5.2500         83,500.00        100
                                      5.2500         83,404.22         ZZ
                                      5.0000            461.09         1
                                     10.2500            461.09         63
    FRESNO          CA    93703      10.0000       01/16/04
    0419563648                        3.2500       03/01/04            00
    0419563648                        3.0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9069734                           5.0000         98,910.00        100
                                      5.0000         98,791.16         ZZ
                                      4.7500            530.97         1
                                     11.0000            530.97         90
    GLENWOOD        IL    60425      10.7500       01/23/04
    0419471495                         .0000       03/01/04            01
    0419471495                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9070726                           6.0000        130,500.00        100
                                      6.0000        130,370.09         ZZ
                                      5.7500            782.41         2
                                     11.0000            782.41         90
    KENOSHA         WI    53143      10.7500       01/26/04
    0437367576                        3.2500       03/01/04            11
    TQS49                             3.0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    U85/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.7500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9071646                           5.3750        160,000.00        100
                                      5.3750        159,820.72         ZZ
                                      5.1250            895.95         1
                                     11.3750            895.95         80
    SILVER SPRING   MD    20902      11.1250       01/14/04
    0437370307                         .0000       03/01/04            00
    1080005184                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
1


    E77/G02                           3.0000       03/01/06        03/01/06
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9074300                           4.8750        120,000.00        100
                                      4.8750        119,552.45         ZZ
                                      4.6250            635.05         1
                                      9.8750            635.05         53
    EATON           CO    80615       9.6250       01/20/04
    0419609052                         .0000       03/01/04            00
    0419609052                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                 9.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9074342                           4.7500        210,000.00        100
                                      4.7500        209,735.79         ZZ
                                      4.5000          1,095.46         1
                                     10.7500          1,095.46         75
    LAGUNA NIGUEL   CA    92677      10.5000       01/21/04
    0419545371                        3.2500       03/01/04            00
    0419545371                        3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.5000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9074346                           5.6250        117,000.00        100
                                      5.6250        116,874.92         ZZ
                                      5.3750            673.52         1
                                     10.6250            673.52         90
    LIVONIA         MI    48152      10.3750       01/21/04
1


    0419552740                         .0000       03/01/04            01
    0419552740                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9074350                           5.2500         95,000.00        100
                                      5.2500         94,891.04         ZZ
                                      5.0000            524.59         1
                                     10.2500            524.59         66
    FRESNO          CA    93726      10.0000       01/08/04
    0419561451                         .0000       03/01/04            00
    0419561451                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9074352                           4.5000        180,000.00        100
                                      4.5000        179,762.97         ZZ
                                      4.2500            912.03         1
                                     10.5000            912.03         52
    ELK GROVE       CA    95758      10.2500       01/15/04
    0419565957                         .0000       03/01/04            00
    0419565957                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9074382                           5.0000        229,600.00        100
                                      5.0000        229,324.13         ZZ
1


                                      4.7500          1,232.54         1
                                     11.0000          1,232.54         80
    SAN DIEGO       CA    92126      10.7500       01/20/04
    0419517230                         .0000       03/01/04            00
    0419517230                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9074442                           5.7500         94,400.00        100
                                      5.7500         94,301.44         ZZ
                                      5.5000            550.89         1
                                     10.7500            550.89         85
    STONE MOUNTAIN  GA    30088      10.5000       01/21/04
    0419495627                         .0000       03/01/04            10
    0419495627                         .0000       02/01/34           12
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9074462                           5.6250         80,000.00        100
                                      5.6250         79,914.47         ZZ
                                      5.3750            460.53         1
                                     10.6250            460.53         86
    SOUTH BEND      IN    46635      10.3750       01/21/04
    0419509914                         .0000       03/01/04            01
    0419509914                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9074504                           5.3750         85,500.00        100
                                      5.3750         85,404.19         ZZ
                                      5.1250            478.78         1
                                     11.3750            478.78         95
    BIRCH RUN       MI    48415      11.1250       01/20/04
    0419463773                         .0000       03/01/04            10
    0419463773                         .0000       02/01/34           30
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9074508                           4.8750        297,000.00        100
                                      4.8750        296,634.81         ZZ
                                      4.6250          1,571.75         2
                                     10.8750          1,571.75         57
    NEW ROCHELLE    NY    10801      10.6250       01/20/04
    0419464763                         .0000       03/01/04            00
    0419464763                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9074626                           5.2500        184,000.00        100
                                      5.2500        183,788.95         ZZ
                                      5.0000          1,016.05         1
                                     10.2500          1,016.05         73
    PUYALLUP        WA    98373      10.0000       01/20/04
    0419420104                         .0000       03/01/04            00
    0419420104                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9074752                           5.1250        143,910.00        100
                                      5.1250        143,741.05         ZZ
                                      4.8750            783.57         1
                                     11.1250            783.57         90
    BOYNTON BEACH   FL    33436      10.8750       01/23/04
    0419387527                         .0000       03/01/04            04
    0419387527                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9074764                           5.5000        275,000.00        100
                                      5.5000        274,699.00         ZZ
                                      5.2500          1,561.42         1
                                     10.5000          1,561.42         69
    ATASCADERO      CA    93422      10.2500       01/16/04
    0419409115                         .0000       03/01/04            00
    0419409115                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9075374                           5.7500        160,000.00        100
                                      5.7500        159,832.95         ZZ
                                      5.5000            933.72         1
                                     10.7500            933.72         73
    PALM DESERT     CA    92260      10.5000       01/20/04
    0437375967                         .0000       03/01/04            00
    61203030                           .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    X43/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9075408                           6.0000        304,000.00        100
                                      6.0000        303,697.37         ZZ
                                      5.7500          1,822.63         2
                                     11.0000          1,822.63         80
    CAPE CORAL      FL    33990      10.7500       01/23/04
    0437373376                         .0000       03/01/04            00
    28556                              .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    A52/G02                           3.0000       03/01/09        03/01/09
      25                              3.2500          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9076166                           6.0000        300,000.00        100
                                      6.0000        299,701.35         ZZ
                                      5.7500          1,798.65         4
                                     11.0000          1,798.65         84
    CAPE CORAL      FL    33904      10.7500       01/23/04
    0437372691                         .0000       03/01/04            11
    28543                              .0000       02/01/34           12
    0                                 3.2500       02/01/09        02/01/09
    A52/G02                           3.0000       03/01/09        03/01/09
      25                              3.2500          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9076944                           5.1250        321,100.00        100
                                      5.1250        320,723.01         ZZ
                                      4.8750          1,748.35         1
                                     11.1250          1,748.35         95
    FULLERTON       CA    92833      10.8750       01/23/04
    0419408166                         .0000       03/01/04            01
    0419408166                         .0000       02/01/34           30
    0                                 3.2500       02/01/07        02/01/07
1


    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9076996                           5.7500        128,868.00        100
                                      5.7500        128,730.20         ZZ
                                      5.5000            752.04         1
                                     10.7500            752.04         80
    ADELANTO        CA    92301      10.5000       01/12/04
    0419452321                         .0000       03/01/04            00
    0419452321                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9077362                           4.5000        295,500.00        100
                                      4.5000        295,110.87         ZZ
                                      4.2500          1,497.26         1
                                     10.5000          1,497.26         74
    LA PINE         OR    97739      10.2500       01/22/04
    0419578380                         .0000       03/01/04            00
    0419578380                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9077366                           5.3750        329,000.00        100
                                      5.3750        328,631.34         ZZ
                                      5.1250          1,842.31         1
                                     10.3750          1,842.31         70
    LOVELAND        CO    80537      10.1250       01/22/04
1


    0419578687                         .0000       03/01/04            00
    0419578687                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9077424                           5.0000         56,000.00        100
                                      5.0000         55,907.41         ZZ
                                      4.7500            300.62         1
                                     11.0000            300.62         87
    KAHOKA          MO    63445      10.7500       01/22/04
    0419475447                         .0000       03/01/04            01
    0419475447                         .0000       02/01/34           20
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9077446                           5.7500        314,400.00        100
                                      5.7500        314,071.75         ZZ
                                      5.5000          1,834.75         1
                                     10.7500          1,834.75         80
    DALLAS          TX    75240      10.5000       01/21/04
    0419485933                         .0000       03/01/04            00
    0419485933                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9078048                           6.0000        304,000.00        100
                                      6.0000        303,697.37         ZZ
1


                                      5.7500          1,822.63         4
                                     11.0000          1,822.63         80
    CAPE CORAL      FL    33914      10.7500       01/23/04
    0437373384                         .0000       03/01/04            00
    28539                              .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    A52/G02                           3.0000       03/01/09        03/01/09
      25                              3.2500          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9078094                           6.0000        148,000.00        100
                                      6.0000        147,852.67         ZZ
                                      5.7500            887.33         1
                                     11.0000            887.33         90
    AURORA          CO    80011      10.7500       01/27/04
    0437379589                        3.2500       03/01/04            01
    0401160008                        3.0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    U19/G02                           3.0000       03/01/09        03/01/09
      25                              3.2500          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.7500                           2              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    9078562                           5.1250        110,950.00        100
                                      5.1250        110,819.74         ZZ
                                      4.8750            604.11         1
                                     11.1250            604.11         88
    PHOENIX         AZ    85098      10.8750       01/20/04
    0419478185                         .0000       03/01/04            11
    0419478185                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000
1




    9078600                           5.7500        268,000.00        100
                                      5.7500        267,720.19         ZZ
                                      5.5000          1,563.98         1
                                     10.7500          1,563.98         80
    LOS OSOS        CA    93402      10.5000       01/22/04
    0419431176                         .0000       03/01/04            00
    0419431176                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9078606                           5.1250         60,000.00        100
                                      5.1250         59,929.56         ZZ
                                      4.8750            326.69         1
                                     11.1250            326.69         80
    SAN JUAN        TX    78589      10.8750       01/23/04
    0419440649                         .0000       03/01/04            00
    0419440649                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9078674                           4.6250        320,000.00        100
                                      4.6250        319,588.08         ZZ
                                      4.3750          1,645.25         1
                                     10.6250          1,645.25         80
    LA MIRADA       CA    90638      10.3750       01/23/04
    0419585104                         .0000       03/01/04            00
    0419585104                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9078696                           5.3750         97,950.00        100
                                      5.3750         97,840.24         ZZ
                                      5.1250            548.49         1
                                     11.3750            548.49         80
    COCOA           FL    32927      11.1250       01/28/04
    0419601703                         .0000       03/01/04            00
    0419601703                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9078794                           5.3750        219,375.00        100
                                      5.3750        219,129.18         ZZ
                                      5.1250          1,228.44         1
                                     11.3750          1,228.44         75
    DALLAS          TX    75240      11.1250       01/28/04
    0419696901                         .0000       03/01/04            00
    0419696901                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9078824                           5.7500        270,000.00        100
                                      5.7500        269,718.10         ZZ
                                      5.5000          1,575.65         1
                                     10.7500          1,575.65         80
    RANDOLPH        MA    02368      10.5000       01/23/04
    0419340732                         .0000       03/01/04            00
    0419340732                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9078836                           5.1250        312,000.00        100
                                      5.1250        311,633.70         ZZ
                                      4.8750          1,698.80         1
                                     10.1250          1,698.80         80
    SAN RAMON       CA    94583       9.8750       01/21/04
    0419356514                         .0000       03/01/04            00
    0419356514                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9078868                           5.0000        229,000.00        100
                                      5.0000        228,724.85         ZZ
                                      4.7500          1,229.32         1
                                     11.0000          1,229.32         70
    ANN ARBOR       MI    48103      10.7500       01/23/04
    0419495973                         .0000       03/01/04            00
    0419495973                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           29             0           00/00/00
                                        O             .0000


    9078870                           4.8750        150,400.00        100
                                      4.8750        150,215.07         ZZ
                                      4.6250            795.93         1
                                     10.8750            795.93         80
    LOVELAND        CO    80538      10.6250       01/28/04
    0419499256                         .0000       03/01/04            00
    0419499256                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
1


    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9078882                           5.5000        111,304.00        100
                                      5.5000        111,182.17         ZZ
                                      5.2500            631.97         1
                                     11.5000            631.97         80
    CEDAR HILLS     UT    84062      11.2500       01/22/04
    0419506050                         .0000       03/01/04            00
    0419506050                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9078900                           5.3750        111,500.00        100
                                      5.3750        111,375.06         ZZ
                                      5.1250            624.37         1
                                     10.3750            624.37         71
    BAY VILLAGE     OH    44140      10.1250       01/23/04
    0419616461                         .0000       03/01/04            00
    0419616461                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9079014                           5.5000        102,400.00        100
                                      5.5000        102,287.91         ZZ
                                      5.2500            581.42         1
                                     10.5000            581.42         80
    SEBASTIAN       FL    32958      10.2500       01/28/04
1


    0419554506                         .0000       03/01/04            00
    0419554506                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9079208                           5.3750        128,000.00        100
                                      5.3750        127,856.57         ZZ
                                      5.1250            716.76         1
                                     11.3750            716.76         80
    JORDAN          MN    55352      11.1250       01/22/04
    0437373657                        5.3750       03/01/04            00
    9542061736                        5.1250       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    X81/G02                           3.0000       03/01/06        03/01/06
      45                              5.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9079330                           6.1250        158,650.00        100
                                      6.1250        158,313.52         ZZ
                                      5.8750            963.97         1
                                     11.1250            963.97         95
    OCEAN CITY      MD    21842      10.8750       12/19/03
    0437377898                         .0000       02/01/04            11
    1080005114                         .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    E77/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9081026                           4.8750        183,765.00        100
                                      4.8750        183,539.05         ZZ
1


                                      4.6250            972.50         1
                                     10.8750            972.50         90
    DAYTON          NV    89403      10.6250       01/22/04
    0419590427                         .0000       03/01/04            04
    0419590427                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              2.8750          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9081030                           5.0000        153,900.00        100
                                      5.0000        153,715.08         ZZ
                                      4.7500            826.17         1
                                     11.0000            826.17         95
    CHARLOTTE       NC    28226      10.7500       01/29/04
    0419591441                         .0000       03/01/04            01
    0419591441                         .0000       02/01/34           30
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9081032                           5.0000        124,000.00        100
                                      5.0000        123,851.01         ZZ
                                      4.7500            665.66         1
                                     10.0000            665.66         80
    REDDING         CA    96003       9.7500       01/21/04
    0419594007                         .0000       03/01/04            00
    0419594007                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9081068                           6.0000         94,410.00        100
                                      6.0000         94,316.01         ZZ
                                      5.7500            566.04         1
                                     11.0000            566.04         90
    CORAL SPRINGS   FL    33065      10.7500       01/29/04
    0419613476                         .0000       03/01/04            04
    0419613476                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        N             .0000


    9081086                           5.3750        278,400.00        100
                                      5.3750        278,088.04         ZZ
                                      5.1250          1,558.96         1
                                     10.3750          1,558.96         80
    CLOVIS          CA    93611      10.1250       01/23/04
    0419552336                         .0000       03/01/04            00
    0419552336                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9081098                           5.0000        112,000.00        100
                                      5.0000        111,850.44         ZZ
                                      4.7500            601.24         1
                                     10.0000            601.24         80
    FRESNO          CA    93703       9.7500       01/12/04
    0419558606                         .0000       03/01/04            00
    0419558606                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9081124                           4.6250         96,000.00        100
                                      4.6250         95,876.43         ZZ
                                      4.3750            493.57         1
                                     10.6250            493.57         75
    GADSDEN         AL    35903      10.3750       01/29/04
    0419701388                         .0000       03/01/04            00
    0419701388                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9081236                           4.8750        140,208.00        100
                                      4.8750        140,035.61         ZZ
                                      4.6250            741.99         1
                                      9.8750            741.99         85
    SACRAMENTO      CA    95826       9.6250       01/26/04
    0419501309                         .0000       03/01/04            04
    0419501309                         .0000       02/01/34           12
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                 9.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    9081334                           5.1250        284,000.00        100
                                      5.1250        283,666.58         ZZ
                                      4.8750          1,546.34         1
                                     11.1250          1,546.34         80
    SALINAS         CA    93907      10.8750       01/21/04
    0419675046                         .0000       03/01/04            00
    0419675046                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.1250            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9081606                           5.2500         84,800.00        100
                                      5.2500         84,702.73         ZZ
                                      5.0000            468.27         1
                                     10.2500            468.27         80
    PHOENIX         AZ    85015      10.0000       01/26/04
    0437379134                        5.2500       03/01/04            00
    000317444                         5.0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    Q14/G02                           3.0000       03/01/09        03/01/09
      45                              5.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    9081654                           4.3750        318,750.00        100
                                      4.3750        317,225.19         ZZ
                                      4.1250          1,591.47         1
                                     10.3750          1,591.47         72
    SANTA ROSA      CA    95409      10.1250       01/24/04
    0437379969                        3.2500       03/01/04            00
    0040116003                        3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    X51/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.1250                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9081686                           4.7500        183,600.00        100
                                      4.7500        183,369.01         ZZ
                                      4.5000            957.74         1
                                     10.7500            957.74         66
    PRINEVILLE      OR    97754      10.5000       01/23/04
    0437383581                        3.2500       03/01/04            00
    017805515608                      3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
1


    K15/G02                           3.0000       03/01/07        03/01/07
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.5000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9083894                           5.3750        333,700.00        100
                                      5.3750        333,326.08         ZZ
                                      5.1250          1,868.62         1
                                     11.3750          1,868.62         75
    SHINGLE SPRING  CA    95682      11.1250       01/22/04
    0419483490                         .0000       03/01/04            00
    0419483490                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9083916                           5.8750         72,450.00        100
                                      5.8750         72,376.13         ZZ
                                      5.6250            428.57         1
                                     10.8750            428.57         90
    DALLAS          TX    75243      10.6250       01/23/04
    0419596234                         .0000       03/01/04            04
    0419596234                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    9083970                           4.8750        210,600.00        100
                                      4.8750        210,341.05         ZZ
                                      4.6250          1,114.51         1
                                     10.8750          1,114.51         90
    NORTHWOOD       NH    03261      10.6250       01/30/04
1


    0419523147                         .0000       03/01/04            01
    0419523147                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9084094                           5.1250        123,300.00        100
                                      5.1250        123,155.24         ZZ
                                      4.8750            671.35         1
                                     11.1250            671.35         90
    GREENACRES      FL    33415      10.8750       01/30/04
    0419616313                         .0000       03/01/04            11
    0419616313                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    9084118                           5.5000        260,300.00        100
                                      5.5000        260,015.09         ZZ
                                      5.2500          1,477.95         1
                                     11.5000          1,477.95         95
    GAINESVILLE     FL    32606      11.2500       01/26/04
    0419622253                         .0000       03/01/04            04
    0419622253                         .0000       02/01/34           30
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9084152                           4.8750        144,800.00        100
                                      4.8750        144,800.00         ZZ
1


                                      4.6250            766.29         1
                                      9.8750            766.29         80
    BELLINGHAM      WA    98226       9.6250       01/26/04
    0418975603                         .0000       04/01/04            00
    0418975603                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                 9.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9084158                           5.6250        112,000.00        100
                                      5.6250        111,880.26         ZZ
                                      5.3750            644.74         1
                                     10.6250            644.74         80
    PORT ST LUCIE   FL    34952      10.3750       01/30/04
    0419054762                         .0000       03/01/04            00
    0419054762                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9084160                           6.1250        126,000.00        100
                                      6.1250        125,877.54         ZZ
                                      5.8750            765.59         1
                                     11.1250            765.59         90
    PENDLETON       IN    46064      10.8750       01/30/04
    0419077391                         .0000       03/01/04            01
    0419077391                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    9084278                           5.8750         64,800.00        100
                                      5.8750         64,733.93         ZZ
                                      5.6250            383.32         1
                                     10.8750            383.32         90
    VERO BEACH      FL    32968      10.6250       01/30/04
    0419510037                         .0000       03/01/04            04
    0419510037                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9084362                           5.0000        206,400.00        100
                                      5.0000        206,152.00         T
                                      4.7500          1,108.00         1
                                     11.0000          1,108.00         80
    LAS VEGAS       NV    89147      10.7500       01/23/04
    0419552443                         .0000       03/01/04            00
    0419552443                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9084416                           4.7500         60,900.00        100
                                      4.7500         60,823.38         ZZ
                                      4.5000            317.68         2
                                     10.7500            317.68         70
    TAYLOR          TX    76574      10.5000       01/30/04
    0419564471                         .0000       03/01/04            00
    0419564471                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9084488                           5.7500        200,800.00        100
                                      5.7500        200,590.36         ZZ
                                      5.5000          1,171.81         1
                                     10.7500          1,171.81         80
    SAN FRANCISCO   CA    94114      10.5000       01/16/04
    0419585146                         .0000       03/01/04            00
    0419585146                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9084552                           5.2500        210,000.00        100
                                      5.2500        209,759.12         ZZ
                                      5.0000          1,159.63         1
                                     10.2500          1,159.63         59
    OXNARD          CA    93033      10.0000       01/23/04
    0419593579                        3.2500       03/01/04            00
    0419593579                        3.0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9084580                           5.8750        168,750.00        100
                                      5.8750        168,577.95         ZZ
                                      5.6250            998.22         1
                                     10.8750            998.22         75
    LONGMONT        CO    80501      10.6250       01/30/04
    0419637467                         .0000       03/01/04            00
    0419637467                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9084586                           4.8750        105,000.00        100
                                      4.8750        104,870.89         ZZ
                                      4.6250            555.67         1
                                     10.8750            555.67         78
    PORT ORCHARD    WA    98366      10.6250       01/28/04
    0419638267                         .0000       03/01/04            00
    0419638267                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9084612                           5.8750        182,400.00        100
                                      5.8750        182,214.04         ZZ
                                      5.6250          1,078.96         1
                                     10.8750          1,078.96         95
    GILBERT         AZ    85234      10.6250       01/21/04
    0437508302                         .0000       03/01/04            04
    1044000695                         .0000       02/01/34           30
    0                                 3.2500       02/01/09        02/01/09
    W40/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9084728                           6.0000        146,250.00        100
                                      6.0000        146,104.41         ZZ
                                      5.7500            876.84         1
                                     11.0000            876.84         58
    SEATTLE         WA    98103      10.7500       01/26/04
    0419704184                         .0000       03/01/04            00
    0419704184                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
1


    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9084878                           4.7500        100,000.00        100
                                      4.7500        100,000.00         ZZ
                                      4.5000            521.65         1
                                     10.7500            521.65         56
    CEDARBURG       WI    53012      10.5000       01/27/04
    0437380215                        3.2500       04/01/04            00
    TQSEIGEN                          3.0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    U85/G02                           3.0000       04/01/06        04/01/06
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.5000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9084900                           5.2500        326,400.00        100
                                      5.2500        326,025.61         ZZ
                                      5.0000          1,802.39         1
                                     11.2500          1,802.39         80
    SAN DIEGO       CA    92120      11.0000       01/27/04
    0419733027                         .0000       03/01/04            00
    0419733027                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9084956                           5.2500        216,000.00        100
                                      5.2500        215,752.24         ZZ
                                      5.0000          1,192.76         2
                                     11.2500          1,192.76         80
    CHICAGO         IL    60629      11.0000       01/24/04
1


    0419353206                         .0000       03/01/04            00
    0419353206                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9085726                           5.2500        208,000.00        100
                                      5.2500        207,761.42         ZZ
                                      5.0000          1,148.58         1
                                     10.2500          1,148.58         80
    FRESNO          CA    93711      10.0000       01/21/04
    0437380488                        3.2500       03/01/04            00
    32807                             3.0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    F89/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9086166                           5.0000        179,000.00        100
                                      5.0000        178,784.92         ZZ
                                      4.7500            960.91         1
                                     10.0000            960.91         62
    LAS VEGAS       NV    89144       9.7500       01/26/04
    0419630272                         .0000       03/01/04            00
    0419630272                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9086210                           5.0000        299,000.00        100
                                      5.0000        298,639.83         ZZ
1


                                      4.7500          1,605.10         1
                                     10.0000          1,605.10         69
    WEST BLOOMFIEL  MI    48322       9.7500       01/28/04
    0419638812                         .0000       03/01/04            00
    0419638812                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9086262                           5.3750        185,000.00        100
                                      5.3750        185,000.00         ZZ
                                      5.1250          1,035.95         1
                                     11.3750          1,035.95         95
    DENVER          CO    80239      11.1250       01/27/04
    0419517693                         .0000       04/01/04            01
    0419517693                         .0000       03/01/34           30
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9086306                           6.0000         63,750.00        100
                                      6.0000         63,686.54         ZZ
                                      5.7500            382.21         2
                                     11.0000            382.21         75
    NEW ORLEANS     LA    70116      10.7500       02/02/04
    0419056924                         .0000       03/01/04            00
    0419056924                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    9086330                           5.2500        106,400.00        100
                                      5.2500        106,277.96         ZZ
                                      5.0000            587.54         1
                                     11.2500            587.54         95
    KANSAS CITY     MO    64133      11.0000       01/26/04
    0419531165                         .0000       03/01/04            04
    0419531165                         .0000       02/01/34           30
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9086334                           5.3750        165,750.00        100
                                      5.3750        165,564.27         ZZ
                                      5.1250            928.15         1
                                     10.3750            928.15         85
    OMAHA           NE    68124      10.1250       01/28/04
    0419535802                         .0000       03/01/04            04
    0419535802                         .0000       02/01/34           12
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9086358                           5.1250        269,600.00        100
                                      5.1250        269,283.48         ZZ
                                      4.8750          1,467.94         1
                                     11.1250          1,467.94         80
    NASHVILLE       TN    37206      10.8750       01/27/04
    0419552161                         .0000       03/01/04            00
    0419552161                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 7.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9086378                           5.3750        172,500.00        100
                                      5.3750        172,500.00         ZZ
                                      5.1250            965.95         1
                                     11.3750            965.95         87
    SAINT LOUIS     MO    63128      11.1250       01/28/04
    0419558408                         .0000       04/01/04            01
    0419558408                         .0000       03/01/34           25
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9087102                           5.5000        107,100.00        100
                                      5.5000        106,982.77         T
                                      5.2500            608.10         1
                                     11.5000            608.10         85
    TIMBERLAKE      NC    27583      11.2500       01/30/04
    0437397938                        5.5000       03/01/04            11
    20401113                          5.2500       02/01/34           20
    0                                 3.2500       02/01/06        02/01/06
    X92/G02                           3.0000       03/01/06        03/01/06
      25                              5.5000          .0000           .0000
    A                                 8.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9090014                           5.8750        132,000.00        100
                                      5.8750        131,865.42         ZZ
                                      5.6250            780.83         4
                                     10.8750            780.83         80
    APACHE JUNCTIO  AZ    85220      10.6250       01/15/04
    0437391162                         .0000       03/01/04            00
    32752                              .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    R80/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9090518                           5.5000        141,120.00        100
                                      5.5000        140,965.54         ZZ
                                      5.2500            801.26         1
                                     11.5000            801.26         90
    LONG BEACH      CA    90802      11.2500       01/26/04
    0419191085                         .0000       03/01/04            01
    0419191085                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        N             .0000


    9090574                           5.3750        236,000.00        100
                                      5.3750        236,000.00         ZZ
                                      5.1250          1,321.53         2
                                     11.3750          1,321.53         80
    RENO            NV    89509      11.1250       01/30/04
    0419439336                         .0000       04/01/04            00
    0419439336                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9090614                           4.7500         64,200.00        100
                                      4.7500         64,119.23         ZZ
                                      4.5000            334.90         1
                                     10.7500            334.90         86
    HAMPTON         VA    23669      10.5000       01/29/04
    0419489240                         .0000       03/01/04            01
    0419489240                         .0000       02/01/34           25
    0                                 3.2500       02/01/06        02/01/06
1


    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 6.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9090640                           5.5000        249,000.00        100
                                      5.5000        248,727.46         ZZ
                                      5.2500          1,413.79         1
                                     10.5000          1,413.79         64
    ROMEO           MI    48065      10.2500       01/29/04
    0419600374                         .0000       03/01/04            00
    0419600374                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9090962                           5.5000        248,000.00        100
                                      5.5000        247,728.55         ZZ
                                      5.2500          1,408.12         1
                                     10.5000          1,408.12         39
    WATSONVILLE     CA    95076      10.2500       01/01/04
    0437390610                        3.2500       03/01/04            00
    0040107000                        3.0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    X51/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9096276                           5.3750        170,000.00        100
                                      5.3750        169,761.46         ZZ
                                      5.1250            951.95         1
                                     11.3750            951.95         80
    COMMERCE TOWNS  MI    48382      11.1250       01/30/04
1


    0419753447                         .0000       03/01/04            00
    0419753447                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9096282                           5.0000        247,500.00        100
                                      5.0000        247,500.00         ZZ
                                      4.7500          1,328.63         1
                                     10.0000          1,328.63         73
    ANTIOCH         IL    60002       9.7500       01/30/04
    0419766936                         .0000       04/01/04            00
    0419766936                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9096474                           4.7500        101,500.00        100
                                      4.7500        101,372.30         ZZ
                                      4.5000            529.47         1
                                     10.7500            529.47         80
    BALDWIN CITY    KS    66006      10.5000       02/04/04
    0419597695                         .0000       03/01/04            00
    0419597695                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9096486                           5.0000        156,000.00        100
                                      5.0000        156,000.00         ZZ
1


                                      4.7500            837.44         1
                                     10.0000            837.44         70
    LONGMONT        CO    80501       9.7500       01/30/04
    0419605340                         .0000       04/01/04            00
    0419605340                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9096540                           5.1250        205,000.00        100
                                      5.1250        204,759.32         ZZ
                                      4.8750          1,116.20         1
                                     10.1250          1,116.20         75
    BAKERSFIELD     CA    93312       9.8750       01/26/04
    0419578778                         .0000       03/01/04            00
    0419578778                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9096582                           4.8750        122,000.00        100
                                      4.8750        121,850.00         ZZ
                                      4.6250            645.63         1
                                     10.8750            645.63         45
    ROCKAWAY        NJ    07866      10.6250       01/30/04
    0419541818                         .0000       03/01/04            00
    0419541818                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9096700                           5.8750        161,250.00        100
                                      5.8750        161,085.60         ZZ
                                      5.6250            953.85         2
                                     10.8750            953.85         75
    NORTH HIGHLAND  CA    95660      10.6250       01/08/04
    0419441845                         .0000       03/01/04            00
    0419441845                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9096898                           4.5000        216,000.00        100
                                      4.5000        215,715.56         ZZ
                                      4.2500          1,094.44         1
                                     10.5000          1,094.44         90
    COON RAPIDS     MN    55448      10.2500       01/27/04
    0437410558                         .0000       03/01/04            12
    04800053                           .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    B39/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9096934                           5.3750         61,200.00        100
                                      5.3750         61,131.43         ZZ
                                      5.1250            342.70         1
                                     10.3750            342.70         80
    LAS VEGAS       NV    89119      10.1250       01/15/04
    0437402977                        3.2500       03/01/04            00
    77311018                          3.0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    G34/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


       2.1250                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9096980                           5.3750         58,000.00        100
                                      5.3750         57,935.01         ZZ
                                      5.1250            324.78         1
                                     10.3750            324.78         80
    LAS VEGAS       NV    89119      10.1250       01/15/04
    0437403595                        3.2500       03/01/04            00
    77311017                          3.0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    G34/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.1250                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9098850                           5.5000        208,000.00        100
                                      5.5000        208,000.00         ZZ
                                      5.2500          1,181.00         2
                                     11.5000          1,181.00         80
    NEW BRIGHTON    MN    55112      11.2500       02/05/04
    0437411283                         .0000       04/01/04            00
    04800072F                          .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    B39/G02                           3.0000       04/01/07        04/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9099620                           5.5000        216,000.00        100
                                      5.5000        216,000.00         ZZ
                                      5.2500          1,226.42         1
                                     11.5000          1,226.42         80
    LOS ANGELES     CA    90024      11.2500       02/03/04
    0419822473                         .0000       04/01/04            00
    0419822473                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           08             0           00/00/00
                                        N             .0000


    9099742                           4.5000        321,000.00        100
                                      4.5000        320,577.29         ZZ
                                      4.2500          1,626.46         1
                                     10.5000          1,626.46         72
    SALINAS         CA    93907      10.2500       01/27/04
    0419636238                         .0000       03/01/04            00
    0419636238                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9100142                           5.6250         61,200.00        100
                                      5.6250         61,134.58         ZZ
                                      5.3750            352.30         2
                                     11.6250            352.30         90
    KANSAS CITY     KS    66101      11.3750       01/30/04
    0437437106                        5.6250       03/01/04            01
    0000317768                        5.3750       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    Q14/G02                           3.0000       03/01/07        03/01/07
      45                              5.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9100886                           5.5000         96,000.00        100
                                      5.5000         95,894.92         ZZ
                                      5.2500            545.08         1
                                     11.5000            545.08         80
    WAUKESHA        WI    53188      11.2500       01/30/04
    0437417942                        3.2500       03/01/04            00
    WH23354                           3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
1


    H81/G02                           3.0000       03/01/07        03/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9101248                           5.2500        184,000.00        100
                                      5.2500        183,788.95         ZZ
                                      5.0000          1,016.05         1
                                     10.2500          1,016.05         80
    MANCHESTER      NH    03104      10.0000       01/29/04
    0437408826                         .0000       03/01/04            00
    127696601                          .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    W30/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9102718                           5.8750         58,900.00        100
                                      5.8750         58,900.00         ZZ
                                      5.6250            348.42         1
                                     10.8750            348.42         80
    TOLEDO          OH    43607      10.6250       02/06/04
    0419807128                         .0000       04/01/04            00
    0419807128                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9103330                           5.5000         69,600.00        100
                                      5.5000         69,600.00         ZZ
                                      5.2500            395.18         1
                                     11.5000            395.18         80
    SPOKANE         WA    99205      11.2500       02/03/04
1


    0419674791                         .0000       04/01/04            00
    0419674791                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9103556                           5.3750         27,900.00        100
                                      5.3750         27,868.74         ZZ
                                      5.1250            156.23         1
                                     11.3750            156.23         90
    LAKE SAINT LOU  MO    63367      11.1250       02/06/04
    0419636352                         .0000       03/01/04            04
    0419636352                         .0000       02/01/34           25
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9103976                           5.8750        115,200.00        100
                                      5.8750        115,200.00         ZZ
                                      5.6250            681.45         2
                                     10.8750            681.45         80
    MAPLE PARK      IL    60151      10.6250       02/06/04
    0419614243                         .0000       04/01/04            00
    0419614243                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9104042                           6.0000         86,400.00        100
                                      6.0000         86,313.99         ZZ
1


                                      5.7500            518.01         1
                                     11.0000            518.01         90
    JONESBORO       GA    30238      10.7500       02/06/04
    0419620562                         .0000       03/01/04            10
    0419620562                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9104544                           5.6250        104,500.00        100
                                      5.6250        104,388.28         ZZ
                                      5.3750            601.56         1
                                     10.6250            601.56         70
    TACOMA          WA    98406      10.3750       01/28/04
    0419532916                         .0000       03/01/04            00
    0419532916                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9104646                           5.3750         50,400.00        100
                                      5.3750         50,400.00         ZZ
                                      5.1250            282.23         1
                                     11.3750            282.23         90
    SAINT LOUIS     MO    63118      11.1250       02/06/04
    0419551288                         .0000       04/01/04            01
    0419551288                         .0000       03/01/34           25
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    9104964                           5.5000        150,750.00        100
                                      5.5000        150,585.00         ZZ
                                      5.2500            855.94         1
                                     10.5000            855.94         90
    SACRAMENTO      CA    95826      10.2500       01/29/04
    0419074026                         .0000       03/01/04            01
    0419074026                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    9105156                           4.7500        185,400.00        100
                                      4.7500        185,166.74         ZZ
                                      4.5000            967.13         1
                                     10.7500            967.13         90
    BEAUMONT        CA    92223      10.5000       01/27/04
    0419464169                         .0000       03/01/04            04
    0419464169                         .0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9106210                           4.7500        300,000.00        100
                                      4.7500        299,622.56         ZZ
                                      4.5000          1,564.94         1
                                     10.7500          1,564.94         75
    LAWRENCEVILLE   GA    30043      10.5000       01/30/04
    0437447352                         .0000       03/01/04            00
    51109196                           .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    Y40/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9106888                           5.5000        203,850.00        100
                                      5.5000        203,850.00         ZZ
                                      5.2500          1,157.44         1
                                     10.5000          1,157.44         90
    AUBURN          CA    95603      10.2500       02/03/04
    0419660717                         .0000       04/01/04            04
    0419660717                         .0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    9106966                           5.3750        171,200.00        100
                                      5.3750        171,008.16         ZZ
                                      5.1250            958.67         1
                                     11.3750            958.67         95
    MOBILE          AL    36695      11.1250       02/06/04
    0419697438                         .0000       03/01/04            01
    0419697438                         .0000       02/01/34           30
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9107058                           5.5000        119,250.00        100
                                      5.5000        119,250.00         ZZ
                                      5.2500            677.09         2
                                     10.5000            677.09         80
    REDMOND         OR    97756      10.2500       02/03/04
    0419721436                         .0000       04/01/04            00
    0419721436                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9107258                           5.1250         85,000.00        100
                                      5.1250         85,000.00         ZZ
                                      4.8750            462.81         1
                                     11.1250            462.81         55
    TACOMA          WA    98406      10.8750       02/03/04
    0419776836                         .0000       04/01/04            00
    0419776836                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9107290                           5.3750        165,600.00        100
                                      5.3750        165,600.00         ZZ
                                      5.1250            927.31         1
                                     11.3750            927.31         90
    LAUREL          MS    39443      11.1250       02/04/04
    0419012463                         .0000       04/01/04            01
    0419012463                         .0000       03/01/34           25
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9107520                           5.7500        202,800.00        100
                                      5.7500        202,588.26         ZZ
                                      5.5000          1,183.49         1
                                     10.7500          1,183.49         80
    LAS VEGAS       NV    89118      10.5000       01/26/04
    0419565940                         .0000       03/01/04            00
    0419565940                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
1


    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9107742                           5.7500        301,665.00        100
                                      5.7500        301,665.00         ZZ
                                      5.5000          1,760.44         2
                                     10.7500          1,760.44         85
    CHICAGO         IL    60618      10.5000       02/09/04
    0419638705                         .0000       04/01/04            01
    0419638705                         .0000       03/01/34           12
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9108126                           5.5000        211,200.00        100
                                      5.5000        210,968.83         ZZ
                                      5.2500          1,199.17         1
                                     10.5000          1,199.17         80
    SOUTH EL MONTE  CA    91733      10.2500       01/23/04
    0419478516                         .0000       03/01/04            00
    0419478516                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9109466                           6.2500        189,000.00        100
                                      6.2500        188,820.66         ZZ
                                      6.0000          1,163.71         1
                                     12.2500          1,163.71         90
    KENNESAW        GA    30152      12.0000       01/15/04
1


    0437430267                        3.2500       03/01/04            19
    LT14991446                        3.0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    L21/G02                           3.0000       03/01/07        03/01/07
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       3.0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9109742                           4.8750        154,000.00        100
                                      4.8750        154,000.00         ZZ
                                      4.6250            814.98         1
                                     10.8750            814.98         72
    APPLETON        WI    54915      10.6250       02/10/04
    0437437577                        3.2500       04/01/04            00
    14990374                          3.0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    U35/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.6250                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9111296                           5.3750        113,600.00        100
                                      5.3750        113,600.00         ZZ
                                      5.1250            636.13         1
                                     11.3750            636.13         80
    CHICOPEE        MA    01020      11.1250       02/05/04
    0419664099                         .0000       04/01/04            00
    0419664099                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9111378                           6.0000        234,500.00        100
                                      6.0000        234,500.00         T
1


                                      5.7500          1,405.95         1
                                     11.0000          1,405.95         70
    PARK CITY       UT    84098      10.7500       02/02/04
    0419689393                         .0000       04/01/04            00
    0419689393                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           20             0           00/00/00
                                        O             .0000


    9111674                           5.8750        168,750.00        100
                                      5.8750        168,750.00         ZZ
                                      5.6250            998.22         3
                                     10.8750            998.22         75
    NEW ORLEANS     LA    70113      10.6250       02/10/04
    0419566278                         .0000       04/01/04            00
    0419566278                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9111766                           5.7500        284,000.00        100
                                      5.7500        283,703.48         ZZ
                                      5.5000          1,657.35         1
                                     10.7500          1,657.35         80
    SIMI VALLEY     CA    93063      10.5000       01/30/04
    0419376520                         .0000       03/01/04            00
    0419376520                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9115044                           5.1250        250,750.00        100
                                      5.1250        250,750.00         ZZ
                                      4.8750          1,365.30         1
                                     11.1250          1,365.30         85
    RANCHO CUCAMON  CA    91737      10.8750       02/06/04
    0418884987                         .0000       04/01/04            01
    0418884987                         .0000       03/01/34           12
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9115132                           5.3750        135,000.00        100
                                      5.3750        135,000.00         ZZ
                                      5.1250            755.96         4
                                     11.3750            755.96         90
    CINCINNATI      OH    45213      11.1250       02/11/04
    0419523741                         .0000       04/01/04            01
    0419523741                         .0000       03/01/34           25
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9115152                           4.5000        210,000.00        100
                                      4.5000        210,000.00         ZZ
                                      4.2500          1,064.04         1
                                     10.5000          1,064.04         47
    SEATTLE         WA    98103      10.2500       02/04/04
    0419547971                         .0000       04/01/04            00
    0419547971                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9115450                           5.2500         83,500.00        100
                                      5.2500         83,500.00         ZZ
                                      5.0000            461.09         1
                                     11.2500            461.09         95
    TOOELE          UT    84074      11.0000       02/04/04
    0419722244                         .0000       04/01/04            04
    0419722244                         .0000       03/01/34           30
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9115492                           5.1250        204,000.00        100
                                      5.1250        204,000.00         ZZ
                                      4.8750          1,110.75         1
                                     10.1250          1,110.75         85
    ALPHARETTA      GA    30022       9.8750       02/06/04
    0419734611                         .0000       04/01/04            01
    0419734611                         .0000       03/01/34           12
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9115722                           5.5000        226,100.00        100
                                      5.5000        226,100.00         ZZ
                                      5.2500          1,283.77         1
                                     11.5000          1,283.77         95
    RICHMOND        VA    23233      11.2500       02/06/04
    0419474150                         .0000       04/01/04            04
    0419474150                         .0000       03/01/34           30
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9115854                           5.1250        260,000.00        100
                                      5.1250        259,694.75         ZZ
                                      4.8750          1,415.67         1
                                     11.1250          1,415.67         80
    LOMPOC          CA    93436      10.8750       01/21/04
    0437466782                        3.2500       03/01/04            00
    2003005284                        3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    T09/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.8750                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9115916                           5.0000        217,000.00        100
                                      5.0000        217,000.00         ZZ
                                      4.7500          1,164.90         1
                                     10.0000          1,164.90         39
    AUBURN          CA    95602       9.7500       02/04/04
    0419559026                         .0000       04/01/04            00
    0419559026                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9115964                           5.3750         67,500.00        100
                                      5.3750         67,500.00         ZZ
                                      5.1250            377.98         1
                                     11.3750            377.98         90
    PRATTVILLE      AL    36067      11.1250       02/11/04
    0419588769                         .0000       04/01/04            04
    0419588769                         .0000       03/01/34           25
    0                                 3.2500       03/01/07        03/01/07
1


    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9115980                           5.7500        267,000.00        100
                                      5.7500        267,000.00         ZZ
                                      5.5000          1,558.14         2
                                     10.7500          1,558.14         70
    LYNN            MA    01902      10.5000       02/06/04
    0419599246                         .0000       04/01/04            00
    0419599246                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9116024                           4.8750        108,300.00        100
                                      4.8750        108,166.84         ZZ
                                      4.6250            573.13         1
                                     10.8750            573.13         95
    HEBER CITY      UT    84032      10.6250       01/30/04
    0437438229                        3.2500       03/01/04            04
    100205411                         3.0000       02/01/34           30
    0                                 3.2500       02/01/06        02/01/06
    U45/G02                           3.0000       03/01/06        03/01/06
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.6250                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9116044                           5.2500        239,500.00        100
                                      5.2500        239,500.00         ZZ
                                      5.0000          1,322.53         1
                                     11.2500          1,322.53         88
    MESA            AZ    85208      11.0000       02/02/04
1


    0437484181                         .0000       04/01/04            04
    1044001094                         .0000       03/01/34           25
    0                                 3.2500       03/01/07        03/01/07
    W40/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9116136                           6.0000         83,300.00        100
                                      6.0000         83,300.00         ZZ
                                      5.7500            499.43         1
                                     11.0000            499.43         85
    BELDING         MI    48809      10.7500       02/02/04
    0437474745                         .0000       04/01/04            04
    1022000361                         .0000       03/01/34           12
    0                                 3.2500       03/01/09        03/01/09
    W40/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9116936                           5.2500        260,000.00        100
                                      5.2500        259,402.24         T
                                      5.0000          1,435.73         1
                                     10.2500          1,435.73         80
    SANTA ROSA BEA  FL    32459      10.0000       01/30/04
    0437441918                         .0000       02/01/04            00
    28262                              .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    A52/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9116946                           5.5000        123,500.00        100
                                      5.5000        123,500.00         ZZ
1


                                      5.2500            701.22         1
                                     10.5000            701.22         90
    SUGAR HILL      GA    30518      10.2500       02/10/04
    0437452881                         .0000       04/01/04            11
    28501                              .0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    A52/G02                           3.0000       04/01/09        04/01/09
      25                              3.2500          .0000           .0000
    A                                10.5000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9117654                           5.7500         78,000.00        100
                                      5.7500         78,000.00         ZZ
                                      5.5000            455.19         1
                                     10.7500            455.19         65
    FRUITA          CO    81521      10.5000       02/06/04
    0419578463                         .0000       04/01/04            00
    0419578463                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9117656                           5.5000        173,800.00        100
                                      5.5000        173,800.00         ZZ
                                      5.2500            986.82         1
                                     11.5000            986.82         79
    MORENO VALLEY   CA    92553      11.2500       02/03/04
    0419580071                         .0000       04/01/04            00
    0419580071                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9117744                           4.7500        316,000.00        100
                                      4.7500        316,000.00         ZZ
                                      4.5000          1,648.41         1
                                     10.7500          1,648.41         72
    HOLLADAY        UT    84117      10.5000       02/05/04
    0419806302                         .0000       04/01/04            00
    0419806302                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9117754                           6.0000        186,000.00        100
                                      6.0000        186,000.00         ZZ
                                      5.7500          1,115.16         1
                                     11.0000          1,115.16         79
    SALT LAKE CITY  UT    84106      10.7500       02/03/04
    0419812847                         .0000       04/01/04            00
    0419812847                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9117868                           5.6250        118,500.00        100
                                      5.6250        118,500.00         ZZ
                                      5.3750            682.15         1
                                     11.6250            682.15         75
    ROCHESTER       WA    98579      11.3750       02/04/04
    0419670146                         .0000       04/01/04            00
    0419670146                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9121582                           6.0000        242,000.00        100
                                      6.0000        242,000.00         ZZ
                                      5.7500          1,450.91         1
                                     11.0000          1,450.91         85
    WESTERVILLE     OH    43082      10.7500       02/13/04
    0437470560                        3.2500       04/01/04            10
    7224                              3.0000       03/01/34           12
    0                                 3.2500       03/01/09        03/01/09
    T23/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.7500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9121720                           5.0000        305,000.00        100
                                      5.0000        305,000.00         ZZ
                                      4.7500          1,637.31         1
                                     10.0000          1,637.31         58
    SEATTLE         WA    98136       9.7500       01/29/04
    0419579610                         .0000       04/01/04            00
    0419579610                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9121760                           4.8750         71,200.00        100
                                      4.8750         71,200.00         ZZ
                                      4.6250            376.80         1
                                     10.8750            376.80         80
    NEW TROY        MI    49119      10.6250       02/13/04
    0419639653                         .0000       04/01/04            00
    0419639653                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9121774                           5.0000        322,000.00        100
                                      5.0000        322,000.00         ZZ
                                      4.7500          1,728.57         1
                                     11.0000          1,728.57         77
    SAINT LOUIS     MO    63122      10.7500       02/09/04
    0419642806                         .0000       04/01/04            00
    0419642806                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9121974                           5.7500        125,000.00        100
                                      5.7500        125,000.00         ZZ
                                      5.5000            729.47         1
                                     10.7500            729.47         70
    ASHEVILLE       NC    28803      10.5000       02/13/04
    0419765912                         .0000       04/01/04            00
    0419765912                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9122054                           5.5000        300,000.00        100
                                      5.5000        300,000.00         ZZ
                                      5.2500          1,703.37         1
                                     10.5000          1,703.37         78
    FORT COLLINS    CO    80526      10.2500       02/13/04
    0419871363                         .0000       04/01/04            00
    0419871363                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
1


    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9122210                           6.1250        164,000.00        100
                                      6.1250        164,000.00         ZZ
                                      5.8750            996.48         2
                                     11.1250            996.48         80
    PALM DESERT     CA    92260      10.8750       02/02/04
    0419523832                         .0000       04/01/04            00
    0419523832                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9122252                           4.3750        252,000.00        100
                                      4.3750        252,000.00         ZZ
                                      4.1250          1,258.20         1
                                     10.3750          1,258.20         80
    GRAND JUNCTION  CO    81503      10.1250       02/09/04
    0419551239                         .0000       04/01/04            00
    0419551239                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9122376                           5.8750         51,800.00        100
                                      5.8750         51,800.00         ZZ
                                      5.6250            306.42         1
                                     10.8750            306.42         70
    MIDLAND         MI    48640      10.6250       02/13/04
1


    0419619820                         .0000       04/01/04            00
    0419619820                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9122482                           5.3750        196,000.00        100
                                      5.3750        196,000.00         ZZ
                                      5.1250          1,097.54         2
                                     11.3750          1,097.54         80
    LYONS           IL    60534      11.1250       02/11/04
    0419716121                         .0000       04/01/04            00
    0419716121                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9122494                           4.8750         66,000.00        100
                                      4.8750         66,000.00         ZZ
                                      4.6250            349.28         1
                                      9.8750            349.28         80
    KINGWOOD        TX    77339       9.6250       02/02/04
    0419717244                         .0000       04/01/04            00
    0419717244                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                 9.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9128134                           5.1250         88,000.00        100
                                      5.1250         88,000.00         ZZ
1


                                      4.8750            479.15         1
                                     11.1250            479.15         80
    MONROE          OR    97456      10.8750       02/09/04
    0419849807                         .0000       04/01/04            00
    0419849807                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9128440                           6.0000        153,600.00        100
                                      6.0000        153,600.00         ZZ
                                      5.7500            920.91         1
                                     11.0000            920.91         80
    WEST ROXBURY    MA    02132      10.7500       02/17/04
    0419677570                         .0000       04/01/04            00
    0419677570                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9128616                           5.0000        156,000.00        100
                                      5.0000        156,000.00         ZZ
                                      4.7500            837.44         1
                                     10.0000            837.44         80
    CONIFER         CO    80433       9.7500       02/17/04
    0419259411                         .0000       04/01/04            00
    0419259411                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9128654                           4.6250        152,500.00        100
                                      4.6250        152,500.00         ZZ
                                      4.3750            784.06         1
                                     10.6250            784.06         90
    KINGSTON SPRIN  TN    37082      10.3750       02/10/04
    0419150230                         .0000       04/01/04            01
    0419150230                         .0000       03/01/34           25
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 6.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9128870                           6.0000        195,500.00        100
                                      6.0000        195,500.00         ZZ
                                      5.7500          1,172.12         1
                                     11.0000          1,172.12         85
    NORTH RIVERSID  IL    60546      10.7500       02/06/04
    0437502172                        3.2500       04/01/04            14
    36002159                          3.0000       03/01/34           12
    0                                 3.2500       03/01/09        03/01/09
    Q57/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.7500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9128930                           6.0000        117,750.00        100
                                      6.0000        117,632.78         ZZ
                                      5.7500            705.97         1
                                     11.0000            705.97         75
    LANDOVER        MD    20785      10.7500       01/30/04
    0437477722                         .0000       03/01/04            00
    1080005326                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E77/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9132020                           5.8750         56,000.00        100
                                      5.8750         56,000.00         ZZ
                                      5.6250            331.26         1
                                     10.8750            331.26         70
    AUBURN          MI    48611      10.6250       02/18/04
    0419951413                         .0000       04/01/04            00
    0419951413                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9132246                           4.6250        186,100.00        100
                                      4.6250        186,100.00         ZZ
                                      4.3750            956.81         1
                                     10.6250            956.81         77
    VANCOUVER       WA    98685      10.3750       02/09/04
    0419721766                         .0000       04/01/04            00
    0419721766                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9132852                           5.0000        137,700.00        100
                                      5.0000        137,700.00         ZZ
                                      4.7500            739.20         1
                                     10.0000            739.20         85
    NORTHFIELD      MN    55057       9.7500       02/13/04
    0437499528                        3.2500       04/01/04            11
    9508181000                        3.0000       03/01/34           12
    0                                 3.2500       03/01/09        03/01/09
    L76/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.7500                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    9136664                           5.8750         71,900.00        100
                                      5.8750         71,900.00         ZZ
                                      5.6250            425.32         2
                                     10.8750            425.32         90
    LAKELAND        FL    33805      10.6250       02/11/04
    0437505266                         .0000       04/01/04            04
    3000524376                         .0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    U05/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9137088                           4.6250        181,550.00        100
                                      4.6250        181,550.00         ZZ
                                      4.3750            933.42         1
                                     10.6250            933.42         75
    VANCOUVER       WA    98685      10.3750       02/06/04
    0419755004                         .0000       04/01/04            00
    0419755004                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9137134                           5.0000        234,000.00        100
                                      5.0000        234,000.00         ZZ
                                      4.7500          1,256.16         1
                                     11.0000          1,256.16         88
    RIVERSIDE       CA    92505      10.7500       02/10/04
    0437503485                        3.2500       04/01/04            11
    0040126003                        3.0000       03/01/34           25
    0                                 3.2500       03/01/07        03/01/07
1


    X51/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.7500                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9137246                           5.0000        175,500.00        100
                                      5.0000        175,500.00         ZZ
                                      4.7500            942.12         1
                                     11.0000            942.12         90
    DENVER          CO    80205      10.7500       02/13/04
    0419796511                         .0000       04/01/04            01
    0419796511                         .0000       03/01/34           25
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9137330                           6.0000        104,700.00        100
                                      6.0000        104,700.00         ZZ
                                      5.7500            627.73         1
                                     11.0000            627.73         51
    AUBURN          CA    95602      10.7500       02/12/04
    0419617840                         .0000       04/01/04            00
    0419617840                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9137338                           6.0000        103,000.00        100
                                      6.0000        103,000.00         ZZ
                                      5.7500            617.54         1
                                     11.0000            617.54         50
    AUBURN          CA    95602      10.7500       02/12/04
1


    0419618111                         .0000       04/01/04            00
    0419618111                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9137374                           5.5000        216,900.00        100
                                      5.5000        216,900.00         ZZ
                                      5.2500          1,231.53         1
                                     10.5000          1,231.53         89
    DENVER          CO    80222      10.2500       02/13/04
    0419660915                         .0000       04/01/04            01
    0419660915                         .0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9137380                           5.1250        158,500.00        100
                                      5.1250        158,500.00         ZZ
                                      4.8750            863.01         1
                                     11.1250            863.01         83
    ROMULUS         MI    48174      10.8750       02/13/04
    0419664321                         .0000       04/01/04            01
    0419664321                         .0000       03/01/34           12
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9137414                           5.7500        144,720.00        100
                                      5.7500        144,720.00         ZZ
1


                                      5.5000            844.55         2
                                     10.7500            844.55         90
    HAPEVILLE       GA    30354      10.5000       02/19/04
    0419729306                         .0000       04/01/04            10
    0419729306                         .0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9137482                           5.8750        105,000.00        100
                                      5.8750        105,000.00         ZZ
                                      5.6250            621.11         1
                                     10.8750            621.11         75
    ROANOKE         VA    24016      10.6250       02/19/04
    0419916333                         .0000       04/01/04            00
    0419916333                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9138494                           4.7500        123,500.00        100
                                      4.7500        123,500.00         ZZ
                                      4.5000            644.23         2
                                     10.7500            644.23         89
    DAVENPORT       IA    52803      10.5000       02/19/04
    0437503634                        3.2500       04/01/04            01
    0000418452                        3.0000       03/01/34           25
    0                                 3.2500       03/01/07        03/01/07
    Q14/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.5000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    9140240                           5.2500         75,000.00        100
                                      5.2500         75,000.00         ZZ
                                      5.0000            414.15         2
                                     11.2500            414.15         51
    OKLAHOMA CITY   OK    73162      11.0000       02/20/04
    0419782677                         .0000       04/01/04            00
    0419782677                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9140374                           5.0000        218,800.00        100
                                      5.0000        218,800.00         ZZ
                                      4.7500          1,174.57         1
                                     11.0000          1,174.57         80
    WILLIAMSBURG    VA    23188      10.7500       02/13/04
    0419728654                         .0000       04/01/04            00
    0419728654                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9140790                           6.1250         99,000.00        100
                                      6.1250         99,000.00         ZZ
                                      5.8750            601.53         1
                                     11.1250            601.53         89
    OLIVET          MI    49076      10.8750       02/12/04
    0437503931                         .0000       04/01/04            04
    1022000064                         .0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    W40/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9143042                           5.3750        140,800.00        100
                                      5.3750        140,800.00         ZZ
                                      5.1250            788.44         1
                                     10.3750            788.44         80
    ALLEN           TX    75013      10.1250       02/23/04
    0419882824                         .0000       04/01/04            00
    0419882824                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9143168                           4.8750        210,750.00        100
                                      4.8750        210,750.00         ZZ
                                      4.6250          1,115.31         1
                                      9.8750          1,115.31         80
    SPOKANE         WA    99212       9.6250       02/17/04
    0419857354                         .0000       04/01/04            00
    0419857354                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                 9.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9143280                           5.7500        135,000.00        100
                                      5.7500        135,000.00         ZZ
                                      5.5000            787.82         1
                                     10.7500            787.82         75
    BEND            OR    97701      10.5000       02/18/04
    0419962857                         .0000       04/01/04            00
    0419962857                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9143382                           5.5000        121,500.00        100
                                      5.5000        121,500.00         ZZ
                                      5.2500            689.86         1
                                     10.5000            689.86         90
    WEST HAVEN      CT    06516      10.2500       02/23/04
    0419806369                         .0000       04/01/04            04
    0419806369                         .0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9143426                           5.2500        216,000.00        100
                                      5.2500        216,000.00         ZZ
                                      5.0000          1,192.76         1
                                     10.2500          1,192.76         80
    GRESHAM         OR    97080      10.0000       02/13/04
    0419779350                         .0000       04/01/04            00
    0419779350                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9143560                           4.8750        158,400.00        100
                                      4.8750        158,400.00         ZZ
                                      4.6250            838.27         1
                                     10.8750            838.27         90
    MADISON         AL    35758      10.6250       02/18/04
    0419689542                         .0000       04/01/04            11
    0419689542                         .0000       03/01/34           25
    0                                 3.2500       03/01/07        03/01/07
1


    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9143654                           5.5000         91,710.00        100
                                      5.5000         91,710.00         ZZ
                                      5.2500            520.72         1
                                     11.5000            520.72         89
    LAND O' LAKES   FL    34639      11.2500       02/23/04
    0419268503                         .0000       04/01/04            04
    0419268503                         .0000       03/01/34           25
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        N             .0000


    9143692                           5.1250        270,000.00        100
                                      5.1250        270,000.00         ZZ
                                      4.8750          1,470.11         1
                                     10.1250          1,470.11         90
    SAN DIEGO       CA    92117       9.8750       02/13/04
    0419501184                         .0000       04/01/04            10
    0419501184                         .0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9146156                           5.5000        128,700.00        100
                                      5.5000        128,700.00         ZZ
                                      5.2500            730.74         1
                                     11.5000            730.74         78
    WASHINGTON      MO    63090      11.2500       02/19/04
1


    0419466313                         .0000       04/01/04            00
    0419466313                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9146174                           4.7500        187,200.00        100
                                      4.7500        187,200.00         ZZ
                                      4.5000            976.52         1
                                     10.7500            976.52         80
    EPPING          NH    03042      10.5000       02/19/04
    0419528021                         .0000       04/01/04            00
    0419528021                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9146178                           5.0000        157,500.00        100
                                      5.0000        157,500.00         ZZ
                                      4.7500            845.49         1
                                     10.0000            845.49         90
    GALENA          OH    43021       9.7500       02/24/04
    0419554746                         .0000       04/01/04            04
    0419554746                         .0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9146194                           5.2500        180,000.00        100
                                      5.2500        180,000.00         ZZ
1


                                      5.0000            993.97         1
                                     11.2500            993.97         80
    ANN ARBOR       MI    48103      11.0000       02/24/04
    0419608922                         .0000       04/01/04            00
    0419608922                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9146276                           5.2500        128,000.00        100
                                      5.2500        128,000.00         ZZ
                                      5.0000            706.82         1
                                     10.2500            706.82         80
    ROANOKE         VA    24016      10.0000       02/19/04
    0419802723                         .0000       04/01/04            00
    0419802723                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9146478                           5.5000        132,050.00        100
                                      5.5000        132,050.00         ZZ
                                      5.2500            749.77         1
                                     10.5000            749.77         95
    FRISCO          TX    75035      10.2500       02/24/04
    0419870522                         .0000       04/01/04            01
    0419870522                         .0000       03/01/34           30
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    9146538                           5.1250         99,000.00        100
                                      5.1250         99,000.00         ZZ
                                      4.8750            539.04         3
                                     11.1250            539.04         90
    CINCINNATI      OH    45202      10.8750       02/24/04
    0419937446                         .0000       04/01/04            04
    0419937446                         .0000       03/01/34           25
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9151992                           5.1250        242,000.00        100
                                      5.1250        242,000.00         ZZ
                                      4.8750          1,317.66         1
                                     11.1250          1,317.66         66
    ROSEVILLE       CA    95678      10.8750       02/19/04
    0419877097                         .0000       04/01/04            00
    0419877097                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9152050                           6.0000        132,000.00        100
                                      6.0000        132,000.00         ZZ
                                      5.7500            791.41         1
                                     11.0000            791.41         80
    LAKEVILLE       MN    55044      10.7500       02/25/04
    0419797972                         .0000       04/01/04            00
    0419797972                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    9152082                           5.3750        218,500.00        100
                                      5.3750        218,500.00         ZZ
                                      5.1250          1,223.54         1
                                     10.3750          1,223.54         59
    BRENTWOOD       CA    94513      10.1250       02/19/04
    0419814835                         .0000       04/01/04            00
    0419814835                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9152276                           5.8750        165,000.00        100
                                      5.8750        165,000.00         ZZ
                                      5.6250            976.04         1
                                     10.8750            976.04         85
    FORT WAYNE      IN    46835      10.6250       02/25/04
    0419763818                         .0000       04/01/04            01
    0419763818                         .0000       03/01/34           12
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9152292                           5.7500         82,000.00        100
                                      5.7500         82,000.00         ZZ
                                      5.5000            478.53         1
                                     10.7500            478.53         79
    BREMERTON       WA    98312      10.5000       02/16/04
    0419711445                         .0000       04/01/04            00
    0419711445                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9152308                           4.3750        260,000.00        100
                                      4.3750        260,000.00         ZZ
                                      4.1250          1,298.14         1
                                     10.3750          1,298.14         80
    CYPRESS         CA    90630      10.1250       02/13/04
    0419718754                         .0000       04/01/04            00
    0419718754                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9153870                           5.5000        216,000.00        100
                                      5.5000        216,000.00         ZZ
                                      5.2500          1,226.42         1
                                     11.5000          1,226.42         90
    OCEAN TWP.      NJ    07712      11.2500       02/26/04
    0419829551                         .0000       04/01/04            01
    0419829551                         .0000       03/01/34           25
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9157422                           4.2500        292,000.00        100
                                      4.2500        292,000.00         ZZ
                                      4.0000          1,436.46         1
                                     10.2500          1,436.46         80
    ESTES PARK      CO    80517      10.0000       02/23/04
    0419908439                         .0000       04/01/04            00
    0419908439                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
1


    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9157468                           5.2500        125,000.00        100
                                      5.2500        125,000.00         ZZ
                                      5.0000            690.25         1
                                     10.2500            690.25         50
    ROSEVILLE       CA    95747      10.0000       02/16/04
    0419739248                         .0000       04/01/04            00
    0419739248                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9157704                           5.0000        224,000.00        100
                                      5.0000        224,000.00         ZZ
                                      4.7500          1,202.48         1
                                     11.0000          1,202.48         74
    PLANTATION      FL    33317      10.7500       02/23/04
    0419635628                         .0000       04/01/04            00
    0419635628                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9158152                           5.6250        174,400.00        100
                                      5.6250        174,400.00         ZZ
                                      5.3750          1,003.94         1
                                     10.6250          1,003.94         80
    QUINCY          MA    02169      10.3750       02/23/04
1


    0419910989                         .0000       04/01/04            00
    0419910989                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    9158194                           5.5000         99,050.00        100
                                      5.5000         99,050.00         ZZ
                                      5.2500            562.40         1
                                     11.5000            562.40         80
    COCOA           FL    32927      11.2500       02/27/04
    0419901772                         .0000       04/01/04            00
    0419901772                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9158440                           5.1250        180,000.00        100
                                      5.1250        180,000.00         ZZ
                                      4.8750            980.08         4
                                     11.1250            980.08         45
    CHEPACHET       RI    02814      10.8750       02/23/04
    0419864350                         .0000       04/01/04            00
    0419864350                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9158466                           5.0000        130,000.00        100
                                      5.0000        130,000.00         ZZ
1


                                      4.7500            697.87         1
                                     10.0000            697.87         73
    GRAND JUNCTION  CO    81506       9.7500       02/23/04
    0419855473                         .0000       04/01/04            00
    0419855473                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9158494                           5.3750        258,400.00        100
                                      5.3750        258,400.00         ZZ
                                      5.1250          1,446.97         4
                                     10.3750          1,446.97         74
    EVERETT         WA    98205      10.1250       02/18/04
    0419841457                         .0000       04/01/04            00
    0419841457                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9158508                           5.2500        234,000.00        100
                                      5.2500        234,000.00         ZZ
                                      5.0000          1,292.16         1
                                     11.2500          1,292.16         90
    LOS BANOS       CA    93635      11.0000       02/18/04
    0419842133                         .0000       04/01/04            04
    0419842133                         .0000       03/01/34           25
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000
1




    9159646                           4.5000        292,000.00        100
                                      4.5000        292,000.00         ZZ
                                      4.2500          1,479.52         1
                                     10.5000          1,479.52         80
    BROOKFIELD      WI    53045      10.2500       02/25/04
    0419698899                         .0000       04/01/04            00
    0419698899                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9159668                           5.0000        220,000.00        100
                                      5.0000        220,000.00         ZZ
                                      4.7500          1,181.01         1
                                     11.0000          1,181.01         80
    NAMPA           ID    83687      10.7500       02/24/04
    0419724778                         .0000       04/01/04            00
    0419724778                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    9159856                           4.5000        200,000.00        100
                                      4.5000        200,000.00         ZZ
                                      4.2500          1,013.37         1
                                     10.5000          1,013.37         48
    SACRAMENTO      CA    95816      10.2500       02/17/04
    0419904784                         .0000       04/01/04            00
    0419904784                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 6.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9159882                           5.8750         57,600.00        100
                                      5.8750         57,600.00         ZZ
                                      5.6250            340.73         2
                                     10.8750            340.73         80
    MEMPHIS         TN    38111      10.6250       02/26/04
    0419174503                         .0000       04/01/04            00
    0419174503                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9160310                           4.2500        320,000.00        100
                                      4.2500        320,000.00         ZZ
                                      4.0000          1,574.21         1
                                     10.2500          1,574.21         80
    STERLING HEIGH  MI    48314      10.0000       02/25/04
    0419970496                         .0000       04/01/04            00
    0419970496                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9160410                           4.8750        333,000.00        100
                                      4.8750        333,000.00         ZZ
                                      4.6250          1,762.26         1
                                     10.8750          1,762.26         63
    ALATADENA       CA    91001      10.6250       02/20/04
    0419995808                         .0000       04/01/04            00
    0419995808                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9163010                           5.2500         78,850.00        100
                                      5.2500         78,850.00         ZZ
                                      5.0000            435.41         1
                                     11.2500            435.41         95
    MILWAUKEE       WI    53216      11.0000       02/27/04
    0437530538                        3.2500       04/01/04            11
    TQS628                            3.0000       03/01/34           30
    0                                 3.2500       03/01/07        03/01/07
    U85/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9169226                           5.2500         99,900.00        100
                                      5.2500         99,900.00         ZZ
                                      5.0000            551.65         1
                                     11.2500            551.65         90
    CAPE CORAL      FL    33904      11.0000       03/03/04
    0419907662                         .0000       04/01/04            04
    0419907662                         .0000       03/01/34           25
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 7.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9169522                           5.7500        260,000.00        100
                                      5.7500        260,000.00         ZZ
                                      5.5000          1,517.29         2
                                     10.7500          1,517.29         80
    MONTCLAIR       CA    91763      10.5000       02/20/04
    0437536212                        3.2500       04/01/04            00
    38618                             3.0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
1


    F89/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.5000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9172406                           4.8750        208,000.00        100
                                      4.8750        208,000.00         ZZ
                                      4.6250          1,100.75         1
                                      9.8750          1,100.75         47
    NEWARK          CA    94560       9.6250       02/26/04
    0419967716                         .0000       04/01/04            00
    0419967716                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                 9.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9172532                           4.5000        200,000.00        100
                                      4.5000        200,000.00         ZZ
                                      4.2500          1,013.37         2
                                     10.5000          1,013.37         80
    COTTONWOOD      CA    96080      10.2500       02/25/04
    0419821517                         .0000       04/01/04            00
    0419821517                         .0000       03/01/34            0
    0                                 3.2500       03/01/06        03/01/06
    E22/G02                           3.0000       04/01/06        04/01/06
      25                              3.2500          .0000           .0000
    A                                 6.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9172832                           5.3750        180,250.00        100
                                      5.3750        180,250.00         ZZ
                                      5.1250          1,009.35         1
                                     10.3750          1,009.35         80
    HESPERIA        CA    92345      10.1250       02/11/04
1


    0419804786                         .0000       04/01/04            00
    0419804786                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9185840                           5.6250        135,000.00        100
                                      5.6250        135,000.00         ZZ
                                      5.3750            777.14         1
                                     10.6250            777.14         87
    KALAMA          WA    98625      10.3750       02/26/04
    0419941521                         .0000       04/01/04            04
    0419941521                         .0000       03/01/34           25
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000

   TOTAL NUMBER OF LOANS   :        822

   TOTAL ORIGINAL BALANCE  :   140,727,892.00

   TOTAL PRINCIPAL BALANCE :   140,423,021.64

   TOTAL ORIGINAL P+I      :       785,804.03

   TOTAL CURRENT P+I       :       785,804.02


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSDARM-01
  AT         : 08.59.55            ARM PASSTHRU REPORT        AMORTIZED BALANCE
  SERIES     : RALI 2004-QA1 NON-CONFORMING                   CUTOFF : 03/01/04
  POOL       : 0004809
             :
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP MARGIN
  POST STRIP RATE             STRIP
  ----------------------------------------------------------------------------

       8378156                  .2500              10.7500
       534,732.96               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8522308                  .2500              10.0000
       555,444.18               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8547502                  .2500              10.5000
       357,172.06               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8850408                  .2500              10.7500
       517,320.64               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8857664                  .2500              10.3750
       647,905.54               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8858624                  .2500              10.6250
       358,893.48               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000
1



       8878700                  .2500              10.3750
       399,707.89               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8896767                  .2500              10.5000
       371,088.44               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8897321                  .2500              10.7500
       485,945.31               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8897694                  .2500              10.1250
       454,460.21               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8899847                  .2500              11.3750
       399,142.74               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8901512                  .2500              10.8750
       627,771.58               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8901880                  .2500              10.0000
       458,410.14               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8902512                  .2500              11.7500
       513,454.23               .0500              11.7000
             6.0000             .0000              11.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000
1



       8904410                  .2500              10.6250
       386,707.75               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8904718                  .2500              10.8750
       542,872.93               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8907330                  .2500              10.7500
       398,797.61               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8907340                  .2500              10.2500
       438,548.56               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8907784                  .2500              10.0000
       514,615.23               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8908260                  .2500              10.6250
       565,896.27               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8908574                  .2500              11.5000
       393,727.12               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8912846                  .2500              10.3750
       437,585.43               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000
1



       8914176                  .2500              10.2500
       463,466.08               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8914186                  .2500              10.6250
       375,729.73               .0500              10.5750
             5.8750             .0000              10.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8914220                  .2500              10.0000
       344,305.90               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8916172                  .2500              10.5000
       397,891.77               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8919448                  .2500              10.0000
       406,589.88               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8919578                  .2500              10.5000
       345,884.32               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8921096                  .2500              10.5000
       338,929.95               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8924314                  .2500              10.8750
       374,898.04               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000
1



       8924498                  .2500              10.2500
       458,990.70               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8924548                  .2500              10.1250
       402,635.81               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8942396                  .2500              10.2500
       398,324.11               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8942428                  .2500              10.6250
       453,878.80               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8942518                  .2500              11.0000
       351,190.71               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8947234                  .2500              10.7500
       629,712.36               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8947748                  .2500              11.6250
       450,560.39               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8951876                  .2500              11.1250
       485,853.85               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       8955264                  .2500              10.7500
       584,838.24               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8955280                  .2500              10.7500
       435,628.75               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8964112                  .2500              10.6250
       587,548.60               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8968248                  .2500              10.3750
       626,380.12               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       8968614                  .2500              10.6250
       363,103.04               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8970738                  .2500              11.6250
       374,233.47               .0500              11.5750
             5.8750             .0000              11.5750
             5.6250             .0000                2.9500
             5.5750             .0000                2.9500
             5.5750             .0000

       8972028                  .2500              10.0000
       558,712.51               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8972480                  .2500              11.2500
       374,177.20               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       8972564                  .2500              10.0000
       490,868.85               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8974420                  .2500              11.3750
       798,285.49               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8974426                  .2500              10.3750
       487,952.01               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8974470                  .2500              11.0000
       344,343.61               .0500              10.9500
             6.2500             .0000              10.9500
             6.0000             .0000                2.9500
             5.9500             .0000                2.9500
             5.9500             .0000

       8974730                  .2500              10.5000
       636,165.63               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8975074                  .2500              10.6250
       359,112.90               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8975846                  .2500              10.3750
       331,923.00               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8978018                  .2500              11.2500
       542,556.95               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000
1



       8978176                  .2500              10.5000
       648,361.18               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       8978188                  .2500              10.5000
       374,215.08               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       8978204                  .2500              10.8750
       403,212.66               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       8981418                  .2500              11.2500
       399,122.34               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8985042                  .2500              11.1250
       468,944.34               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       8986492                  .2500              11.2500
       388,645.38               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8987380                  .2500              10.6250
       478,817.20               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8987398                  .2500              10.6250
       389,002.75               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000
1



       8987434                  .2500              10.8750
       409,274.41               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8987540                  .2500              10.7500
       463,880.23               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       8987584                  .2500              11.2500
       648,573.82               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       8987766                  .2500              11.3750
       367,211.32               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8992016                  .2500              10.6250
       454,876.34               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       8992036                  .2500              10.7500
       462,789.67               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       8992470                  .2500              11.3750
       384,174.89               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       8992848                  .2500              10.7500
       430,959.70               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       8992982                  .2500              10.2500
       458,162.46               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       8997686                  .2500              10.0000
       359,172.33               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       8999196                  .2500               9.8750
       613,752.39               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8999224                  .2500              10.3750
       338,125.58               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       8999506                  .2500              10.0000
       367,134.07               .0500               9.9500
             5.1250             .0000               9.9500
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       8999848                  .2500               9.8750
       373,119.95               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9001014                  .2500              10.1250
       338,238.58               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9002160                  .2500              10.8750
       367,134.07               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000
1



       9002296                  .2500              10.5000
       475,003.66               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9002520                  .2500              10.8750
       369,533.40               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9003888                  .2500              11.3750
       345,427.50               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9004450                  .2500              10.7500
       478,805.04               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9004622                  .2500              10.0000
       429,808.65               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9008252                  .2500              10.8750
       415,688.31               .0500              10.8250
             6.1250             .0000              10.8250
             5.8750             .0000                2.9500
             5.8250             .0000                2.9500
             5.8250             .0000

       9008416                  .2500              10.7500
       398,582.35               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9010176                  .2500              11.1250
       359,191.39               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000
1



       9011058                  .2500              10.2500
       496,685.96               .0500              10.2000
             4.5000             .0000              10.2000
             4.2500             .0000                2.9500
             4.2000             .0000                2.9500
             4.2000             .0000

       9011156                  .2500              10.1250
       359,596.60               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9011162                  .2500              10.2500
       537,011.57               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9015832                  .2500              11.5000
       498,953.44               .0500              11.4500
             5.7500             .0000              11.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9015962                  .2500              11.1250
       408,580.22               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9016370                  .2500              10.2500
       436,041.16               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9021166                  .2500              11.1250
       592,665.81               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9026108                  .2500              10.5000
       340,585.63               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000
1



       9031878                  .2500              11.3750
       417,303.40               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9032020                  .2500              10.5000
       343,640.84               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9033418                  .2500              10.7500
       353,175.13               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9035490                  .2500              11.1250
       383,569.71               .0500              11.0750
             5.3750             .0000              11.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9040904                  .2500              10.2500
       535,413.32               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9044940                  .2500              10.3750
       391,081.47               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9044978                  .2500              10.5000
       384,515.62               .0500              10.4500
             4.7500             .0000              10.4500
             4.5000             .0000                2.9500
             4.4500             .0000                2.9500
             4.4500             .0000

       9052314                  .2500              10.0000
       499,426.48               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       9052902                  .2500              10.5000
       343,640.84               .0500              10.4500
             5.7500             .0000              10.4500
             5.5000             .0000                2.9500
             5.4500             .0000                2.9500
             5.4500             .0000

       9055542                  .2500              10.6250
       494,391.36               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9060626                  .2500              10.8750
       581,316.71               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9061414                  .2500              10.7500
       355,289.43               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9061970                  .2500              11.0000
       344,604.28               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9065988                  .2500              10.6250
       549,323.73               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9066728                  .2500              10.2500
       636,053.04               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9068128                  .2500              10.3750
       367,026.95               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000
1



       9074310                  .2500              10.3750
       351,546.90               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9074388                  .2500               9.8750
       355,582.05               .0500               9.8250
             5.1250             .0000               9.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9074652                  .2500               9.6250
       617,240.12               .0500               9.5750
             4.8750             .0000               9.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9074654                  .2500              11.3750
       589,369.26               .0500              11.3250
             5.6250             .0000              11.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

       9074724                  .2500              10.6250
       756,069.20               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9075952                  .2500              10.7500
       749,253.37               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9077176                  .2500              10.2500
       441,216.54               .0500              10.2000
             5.5000             .0000              10.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9077846                  .2500              10.0000
       494,232.45               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000
1



       9078556                  .2500               9.7500
       354,573.45               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9078784                  .2500              10.1250
       503,435.24               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9084206                  .2500              11.2500
       384,578.59               .0500              11.2000
             5.5000             .0000              11.2000
             5.2500             .0000                2.9500
             5.2000             .0000                2.9500
             5.2000             .0000

       9084272                  .2500               9.7500
       337,194.36               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9086522                  .2500              10.0000
       407,482.06               .0500               9.9500
             5.2500             .0000               9.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9090776                  .2500              10.8750
       341,598.47               .0500              10.8250
             5.1250             .0000              10.8250
             4.8750             .0000                2.9500
             4.8250             .0000                2.9500
             4.8250             .0000

       9098062                  .2500              11.0000
       399,541.19               .0500              10.9500
             5.2500             .0000              10.9500
             5.0000             .0000                2.9500
             4.9500             .0000                2.9500
             4.9500             .0000

       9099710                  .2500              10.3750
       377,513.43               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000
1



       9099958                  .2500              10.1250
       375,000.00               .0500              10.0750
             5.3750             .0000              10.0750
             5.1250             .0000                2.9500
             5.0750             .0000                2.9500
             5.0750             .0000

       9099970                  .2500               9.7500
       448,000.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9106936                  .2500              10.3750
       640,000.00               .0500              10.3250
             4.6250             .0000              10.3250
             4.3750             .0000                2.9500
             4.3250             .0000                2.9500
             4.3250             .0000

       9108216                  .2500              10.7500
       376,125.19               .0500              10.7000
             6.0000             .0000              10.7000
             5.7500             .0000                2.9500
             5.7000             .0000                2.9500
             5.7000             .0000

       9115282                  .2500               9.7500
       398,000.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9115592                  .2500              10.6250
       352,000.00               .0500              10.5750
             4.8750             .0000              10.5750
             4.6250             .0000                2.9500
             4.5750             .0000                2.9500
             4.5750             .0000

       9116060                  .2500              10.7500
       517,500.00               .0500              10.7000
             5.0000             .0000              10.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000

       9132452                  .2500               9.7500
       513,750.00               .0500               9.7000
             5.0000             .0000               9.7000
             4.7500             .0000                2.9500
             4.7000             .0000                2.9500
             4.7000             .0000
1



       9146418                  .2500              10.3750
       525,000.00               .0500              10.3250
             5.6250             .0000              10.3250
             5.3750             .0000                2.9500
             5.3250             .0000                2.9500
             5.3250             .0000

  TOTAL NUMBER OF LOANS:      135
  TOTAL BALANCE........:         60,849,508.68


  RUN ON     : 03/26/04            RFC DISCLOSURE SYSTEM      RFFSDARM-01
  AT         : 08.59.55            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2004-QA1 NON-CON ARM SUMMARY REPORT       CUTOFF : 03/01/04
  POOL       : 0004809
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM        TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                       5.3305            4.5000      6.2500
  RFC NET RATE                         5.0805            4.2500      6.0000
  NET MTG RATE(INVSTR RATE)            5.0305            4.2000      5.9500
  POST STRIP RATE                      5.0305            4.2000      5.9500
  SUB SERV FEE                          .2500             .2500       .2500
  MSTR SERV FEE                         .0500              .0500      .0500
  ALL EXP                               .0000             .0000       .0000
  MISC EXP                              .0000             .0000       .0000
  SPREAD                                .0000             .0000       .0000
  STRIP                                 .0000             .0000       .0000
  RFC NET CEILING(MX RFC NET RT)      10.5911            9.6250     11.7500
  MAX NET MTG RT(MAX INV RT)          10.5411            9.5750     11.7000
  MAX POST STRIP RATE                 10.5411            9.5750     11.7000
  INV RATE MARGIN                      2.9500            2.9500      2.9500
  POST STRIP MARGIN                    2.9500            2.9500      2.9500







  TOTAL NUMBER OF LOANS:   135
  TOTAL BALANCE........:    60,849,508.68


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 03/26/04           RFC DISCLOSURE SYSTEM       RFFSD175-01
  AT         : 08.59.55        NONFIXED RATE LOAN LISTING     AMORTIZED BALANCE
  SERIES     : RALI 2004-QA1 NON-CONFORMING                   CUTOFF : 03/01/04
  POOL       : 0004809
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL    MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL   LN FEATURE
  CURR NET                                        ORIGINAL P+I    # OF UNITS
  NOTE CEILING                                    CURRENT P+I     LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT      MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT     MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT    NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT    NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR    PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS    PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR     PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH   RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH    RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE      FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX      TO WINDOW
                                  OCCP CODE       CNVT MARGIN
  ______________________________________________________________________________


    8378156                           5.0000        540,000.00        100
                                      5.0000        534,732.96         ZZ
                                      4.7500          2,898.84         1
                                     11.0000          2,898.84         80
    WELLINGTON      FL    33414      10.7500       06/17/03
    0417134962                         .0000       08/01/03            00
    0417134962                         .0000       07/01/33            0
    0                                 3.2500       07/01/06        07/01/06
    E22/G02                           3.0000       08/01/06        08/01/06
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8522308                           5.2500        560,000.00        100
                                      5.2500        555,444.18         ZZ
                                      5.0000          3,092.34         1
                                     10.2500          3,092.34         80
    GLENDALE        CA    91202      10.0000       07/25/03
    0417684305                         .0000       09/01/03            00
    0417684305                         .0000       08/01/33            0
    0                                 3.2500       08/01/08        08/01/08
1


    E22/G02                           3.0000       09/01/08        09/01/08
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8547502                           5.7500        359,700.00        100
                                      5.7500        357,172.06         ZZ
                                      5.5000          2,099.11         1
                                     10.7500          2,099.11         94
    BURLINGTON      MA    01803      10.5000       08/01/03
    0436295224                         .0000       10/01/03            12
    PESIRIDIS                          .0000       09/01/33           30
    0                                 3.2500       09/01/08        09/01/08
    P44/G02                           3.0000       10/01/08        10/01/08
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8850408                           5.0000        519,200.00        100
                                      5.0000        517,320.64         ZZ
                                      4.7500          2,787.18         1
                                     11.0000          2,787.18         80
    DENVER          CO    80218      10.7500       11/04/03
    0436891808                         .0000       01/01/04            00
    02001506                           .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    G51/G02                           3.0000       01/01/07        01/01/07
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8857664                           5.6250        650,000.00        100
                                      5.6250        647,905.54         ZZ
                                      5.3750          3,741.77         1
                                     10.6250          3,741.77         76
    NEWPORT BEACH   CA    92660      10.3750       10/28/03
1


    0437018872                        3.2500       01/01/04            00
    980102734                         3.0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    M18/G02                           3.0000       01/01/09        01/01/09
      25                              3.2500          .0000           .0000
    A                                10.6250            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.3750                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    8858624                           5.8750        360,000.00        100
                                      5.8750        358,893.48         ZZ
                                      5.6250          2,129.54         1
                                     10.8750          2,129.54         80
    FORT LAUDERDAL  FL    33308      10.6250       11/04/03
    0437218399                         .0000       01/01/04            00
    3431029                            .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    U05/G02                           3.0000       01/01/09        01/01/09
      25                              3.2500          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8878700                           5.6250        401,000.00        100
                                      5.6250        399,707.89         ZZ
                                      5.3750          2,308.38         1
                                     10.6250          2,308.38         79
    HOLLISTER       MO    65672      10.3750       11/12/03
    0419020292                         .0000       01/01/04            00
    0419020292                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8896767                           4.7500        372,500.00        100
                                      4.7500        371,088.44         ZZ
1


                                      4.5000          1,943.14         1
                                     10.7500          1,943.14         79
    LAS VEGAS       NV    89128      10.5000       11/26/03
    0437109234                         .0000       01/01/04            00
    1250044                            .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    X31/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8897321                           6.0000        487,500.00        100
                                      6.0000        485,945.31         ZZ
                                      5.7500          2,922.81         1
                                     11.0000          2,922.81         75
    LOCUST GROVE    VA    22508      10.7500       11/17/03
    0437114580                        3.2500       01/01/04            00
    F0300423                          3.0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    W98/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.7500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8897694                           5.3750        456,000.00        100
                                      5.3750        454,460.21         ZZ
                                      5.1250          2,553.47         1
                                     10.3750          2,553.47         80
    SAN FRANCISCO   CA    94132      10.1250       10/30/03
    0437059934                        3.2500       01/01/04            00
    100035630                         3.0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    624/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.1250                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8899847                           5.6250        400,000.00        100
                                      5.6250        399,142.74         ZZ
                                      5.3750          2,302.63         1
                                     11.6250          2,302.63         80
    SAN GERONIMO    CA    94963      11.3750       12/17/03
    0437234479                        3.2500       02/01/04            00
    3030463                           3.0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    B44/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.3750                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8901512                           5.1250        630,000.00        100
                                      5.1250        627,771.58         ZZ
                                      4.8750          3,430.27         1
                                     11.1250          3,430.27         75
    ORANGE          CA    92867      10.8750       11/18/03
    0419039763                         .0000       01/01/04            00
    0419039763                         .0000       12/01/33            0
    0                                 3.2500       12/01/05        12/01/05
    E22/G02                           3.0000       01/01/06        01/01/06
      25                              3.2500          .0000           .0000
    A                                 7.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8901880                           5.2500        460,000.00        100
                                      5.2500        458,410.14         ZZ
                                      5.0000          2,540.14         1
                                     10.2500          2,540.14         80
    SONOMA          CA    95476      10.0000       11/17/03
    0418962536                         .0000       01/01/04            00
    0418962536                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8902512                           6.0000        515,000.00        100
                                      6.0000        513,454.23         ZZ
                                      5.7500          3,087.69         1
                                     12.0000          3,087.69         77
    PLACITAS        NM    87043      11.7500       11/20/03
    0437063662                        3.2500       01/01/04            00
    181030037800                      3.0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    S43/G02                           3.0000       01/01/07        01/01/07
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.7500                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8904410                           5.8750        387,900.00        100
                                      5.8750        386,707.75         ZZ
                                      5.6250          2,294.57         1
                                     10.8750          2,294.57         80
    MISSION VIEJO   CA    92692      10.6250       11/19/03
    0419020300                         .0000       01/01/04            00
    0419020300                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           29             0           00/00/00
                                        O             .0000


    8904718                           5.1250        544,800.00        100
                                      5.1250        542,872.93         ZZ
                                      4.8750          2,966.37         1
                                     11.1250          2,966.37         80
    REDWOOD CITY    CA    94061      10.8750       11/19/03
    0419174578                         .0000       01/01/04            00
    0419174578                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8907330                           6.0000        400,000.00        100
                                      6.0000        398,797.61         ZZ
                                      5.7500          2,398.20         1
                                     11.0000          2,398.20         80
    GREEN LAKE      WI    54941      10.7500       11/21/03
    0437067739                        3.2500       01/01/04            00
    WH21881                           3.0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    H81/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.7500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8907340                           5.5000        440,000.00        100
                                      5.5000        438,548.56         ZZ
                                      5.2500          2,498.27         1
                                     10.5000          2,498.27         80
    HAYWARD         CA    94544      10.2500       11/14/03
    0437062839                        3.2500       01/01/04            00
    MARTIN                            3.0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    A01/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8907784                           5.2500        516,400.00        100
                                      5.2500        514,615.23         ZZ
                                      5.0000          2,851.58         1
                                     10.2500          2,851.58         80
    TESUQUE         NM    87501      10.0000       11/24/03
    0418857496                         .0000       01/01/04            00
    0418857496                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
1


    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8908260                           4.8750        568,000.00        100
                                      4.8750        565,896.27         ZZ
                                      4.6250          3,005.90         1
                                     10.8750          3,005.90         60
    WILMETTE        IL    60091      10.6250       11/25/03
    0418975389                         .0000       01/01/04            00
    0418975389                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8908574                           5.7500        396,000.00        100
                                      5.7500        393,727.12         ZZ
                                      5.5000          2,310.95         1
                                     11.7500          2,310.95         80
    ORANGE          CA    92869      11.5000       11/20/03
    0419018874                         .0000       01/01/04            00
    0419018874                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8912846                           5.6250        439,000.00        100
                                      5.6250        437,585.43         TX
                                      5.3750          2,527.13         1
                                     10.6250          2,527.13         80
    DALLAS          TX    75252      10.3750       11/21/03
1


    0437058902                         .0000       01/01/04            00
    40796                              .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    B43/G02                           3.0000       01/01/09        01/01/09
      25                              3.2500          .0000           .0000
    A                                10.6250            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8914176                           5.5000        465,000.00        100
                                      5.5000        463,466.08         ZZ
                                      5.2500          2,640.22         1
                                     10.5000          2,640.22         75
    LAGUNA NIGUEL   CA    92677      10.2500       11/20/03
    0418862033                         .0000       01/01/04            00
    0418862033                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8914186                           5.8750        377,000.00        100
                                      5.8750        375,729.73         ZZ
                                      5.6250          2,230.10         1
                                     10.8750          2,230.10         70
    DAVIS           CA    95616      10.6250       11/10/03
    0418877205                         .0000       01/01/04            00
    0418877205                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8914220                           5.2500        345,500.00        100
                                      5.2500        344,305.90         ZZ
1


                                      5.0000          1,907.86         1
                                     10.2500          1,907.86         80
    REDMOND         WA    98052      10.0000       11/21/03
    0418948493                         .0000       01/01/04            00
    0418948493                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8916172                           5.7500        400,000.00        100
                                      5.7500        397,891.77         T
                                      5.5000          2,334.29         1
                                     10.7500          2,334.29         87
    PINE            AZ    85544      10.5000       09/25/03
    0437069974                         .0000       11/01/03            01
    32199                              .0000       10/01/33           25
    0                                 3.2500       10/01/08        10/01/08
    R80/G02                           3.0000       11/01/08        11/01/08
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8919448                           5.2500        408,000.00        100
                                      5.2500        406,589.88         ZZ
                                      5.0000          2,252.99         1
                                     10.2500          2,252.99         80
    BRENTWOOD       CA    94513      10.0000       11/21/03
    0419127600                         .0000       01/01/04            00
    0419127600                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8919578                           4.7500        347,200.00        100
                                      4.7500        345,884.32         ZZ
                                      4.5000          1,811.16         1
                                     10.7500          1,811.16         80
    LIVERMORE       CA    94550      10.5000       11/19/03
    0419068408                         .0000       01/01/04            00
    0419068408                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8921096                           5.7500        340,000.00        100
                                      5.7500        338,929.95         ZZ
                                      5.5000          1,984.15         1
                                     10.7500          1,984.15         80
    SUNLAND         CA    91040      10.5000       11/17/03
    0437066681                         .0000       01/01/04            00
    2301947RFC                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    A39/G02                           3.0000       01/01/09        01/01/09
      25                              3.2500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8924314                           6.1250        376,000.00        100
                                      6.1250        374,898.04         ZZ
                                      5.8750          2,284.62         3
                                     11.1250          2,284.62         80
    CHICAGO         IL    60618      10.8750       12/03/03
    0418955787                         .0000       01/01/04            00
    0418955787                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8924498                           5.5000        460,000.00        100
                                      5.5000        458,990.70         ZZ
                                      5.2500          2,611.83         1
                                     10.5000          2,611.83         80
    COSTA MESA      CA    92626      10.2500       11/25/03
    0419126982                         .0000       02/01/04            00
    0419126982                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8924548                           5.3750        404,000.00        100
                                      5.3750        402,635.81         ZZ
                                      5.1250          2,262.28         1
                                     10.3750          2,262.28         80
    GARDNERVILLE    NV    89410      10.1250       11/21/03
    0419177050                         .0000       01/01/04            00
    0419177050                         .0000       12/01/33            0
    0                                 3.2500       12/01/08        12/01/08
    E22/G02                           3.0000       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8942396                           5.5000        399,200.00        100
                                      5.5000        398,324.11         ZZ
                                      5.2500          2,266.61         1
                                     10.5000          2,266.61         80
    NORTH HILLS     CA    91343      10.2500       12/02/03
    0418980462                         .0000       02/01/04            00
    0418980462                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8942428                           4.8750        455,000.00        100
                                      4.8750        453,878.80         ZZ
                                      4.6250          2,407.90         1
                                     10.8750          2,407.90         80
    SANTA CLARA     CA    95051      10.6250       12/01/03
    0419030804                         .0000       02/01/04            00
    0419030804                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8942518                           5.2500        352,000.00        100
                                      5.2500        351,190.71         ZZ
                                      5.0000          1,943.76         2
                                     11.2500          1,943.76         40
    BERKELEY        CA    94709      11.0000       11/25/03
    0419114764                         .0000       02/01/04            00
    0419114764                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8947234                           5.0000        632,000.00        100
                                      5.0000        629,712.36         ZZ
                                      4.7500          3,392.71         1
                                     11.0000          3,392.71         80
    SAN DIEGO       CA    92127      10.7500       11/20/03
    0418808069                         .0000       01/01/04            00
    0418808069                         .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
1


    E22/G02                           3.0000       01/01/07        01/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8947748                           5.8750        451,500.00        100
                                      5.8750        450,560.39         ZZ
                                      5.6250          2,670.79         1
                                     11.8750          2,670.79         75
    SAINT FRANCIS   MN    55070      11.6250       12/04/03
    0437113525                         .0000       02/01/04            00
    20034248F                          .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    B39/G02                           3.0000       02/01/07        02/01/07
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8951876                           5.3750        487,500.00        100
                                      5.3750        485,853.85         ZZ
                                      5.1250          2,729.86         1
                                     11.3750          2,729.86         75
    CHULA VISTA     CA    91913      11.1250       11/12/03
    0437230592                         .0000       01/01/04            00
    51107184                           .0000       12/01/33            0
    0                                 3.2500       12/01/06        12/01/06
    Y40/G02                           3.0000       01/01/07        01/01/07
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8955264                           5.0000        586,250.00        100
                                      5.0000        584,838.24         ZZ
                                      4.7500          3,147.12         1
                                     11.0000          3,147.12         75
    SAUGUS AREA     CA    91390      10.7500       12/10/03
1


    0437118664                         .0000       02/01/04            00
    80001828                           .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    B23/G02                           3.0000       02/01/06        02/01/06
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8955280                           6.0000        436,500.00        100
                                      6.0000        435,628.75         ZZ
                                      5.7500          2,617.04         2
                                     11.0000          2,617.04         90
    LOS ANGELES     CA    90007      10.7500       11/26/03
    0437215775                        3.2500       02/01/04            11
    0000506577                        3.0000       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    Q59/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.7500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8964112                           4.8750        589,000.00        100
                                      4.8750        587,548.60         ZZ
                                      4.6250          3,117.04         1
                                     10.8750          3,117.04         76
    COVINGTON       LA    70433      10.6250       12/08/03
    0437291321                         .0000       02/01/04            00
    LAM03036                           .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    W39/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8968248                           4.6250        628,000.00        100
                                      4.6250        626,380.12         ZZ
1


                                      4.3750          3,228.80         1
                                     10.6250          3,228.80         80
    MENLO PARK      CA    94025      10.3750       12/01/03
    0418805321                         .0000       02/01/04            00
    0418805321                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8968614                           4.8750        364,000.00        100
                                      4.8750        363,103.04         ZZ
                                      4.6250          1,926.32         1
                                     10.8750          1,926.32         80
    LAKEVILLE       MA    02347      10.6250       12/09/03
    0419174966                         .0000       02/01/04            00
    0419174966                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8970738                           5.8750        375,000.00        100
                                      5.8750        374,233.47         ZZ
                                      5.6250          2,218.27         1
                                     11.8750          2,218.27         80
    MIRA LOMA       CA    91752      11.6250       12/02/03
    0437199326                         .0000       02/01/04            00
    80004253                           .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    B23/G02                           3.0000       02/01/07        02/01/07
      45                              3.8750          .0000           .0000
    A                                 7.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    8972028                           5.2500        560,000.00        100
                                      5.2500        558,712.51         ZZ
                                      5.0000          3,092.34         1
                                     10.2500          3,092.34         80
    OCEANSIDE       CA    92057      10.0000       12/08/03
    0418884219                         .0000       02/01/04            00
    0418884219                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8972480                           5.5000        375,000.00        100
                                      5.5000        374,177.20         ZZ
                                      5.2500          2,129.21         1
                                     11.5000          2,129.21         67
    WASHINGTON      DC    20002      11.2500       12/16/03
    0419273271                         .0000       02/01/04            00
    0419273271                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    E22/G02                           3.0000       02/01/06        02/01/06
      25                              3.5000          .0000           .0000
    A                                 7.5000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        N             .0000


    8972564                           5.2500        492,000.00        100
                                      5.2500        490,868.85         ZZ
                                      5.0000          2,716.84         1
                                     10.2500          2,716.84         76
    COLFAX          CA    95713      10.0000       12/10/03
    0419320601                         .0000       02/01/04            00
    0419320601                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8974420                           5.6250        800,000.00        100
                                      5.6250        798,285.49         ZZ
                                      5.3750          4,605.25         1
                                     11.6250          4,605.25         54
    LOOMIS          CA    95650      11.3750       11/21/03
    0419052550                         .0000       02/01/04            00
    0419052550                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8974426                           5.6250        489,000.00        100
                                      5.6250        487,952.01         ZZ
                                      5.3750          2,814.96         1
                                     10.6250          2,814.96         70
    SACRAMENTO      CA    95822      10.3750       12/05/03
    0419056858                         .0000       02/01/04            00
    0419056858                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8974470                           6.2500        345,000.00        100
                                      6.2500        344,343.61         ZZ
                                      6.0000          2,124.22         1
                                     11.2500          2,124.22         75
    ROCHESTER HILL  MI    48306      11.0000       12/12/03
    0419092853                         .0000       02/01/04            00
    0419092853                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.2500           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8974730                           5.7500        637,500.00        100
                                      5.7500        636,165.63         ZZ
                                      5.5000          3,720.28         1
                                     10.7500          3,720.28         75
    WEST HOLLYWOOD  CA    90069      10.5000       12/10/03
    0419175807                         .0000       02/01/04            00
    0419175807                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8975074                           4.8750        360,000.00        100
                                      4.8750        359,112.90         ZZ
                                      4.6250          1,905.15         1
                                     10.8750          1,905.15         80
    FOLSOM          CA    95630      10.6250       12/11/03
    0419366489                         .0000       02/01/04            00
    0419366489                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8975846                           5.6250        340,000.00        100
                                      5.6250        331,923.00         ZZ
                                      5.3750          1,957.23         1
                                     10.6250          1,957.23         75
    MONTGOMERY      TX    77316      10.3750       12/10/03
    0437228935                         .0000       02/01/04            00
    720654                             .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
1


    758/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8978018                           5.5000        543,750.00        100
                                      5.5000        542,556.95         ZZ
                                      5.2500          3,087.35         1
                                     11.5000          3,087.35         75
    CHELSEA         MI    48118      11.2500       12/12/03
    0419272448                         .0000       02/01/04            00
    0419272448                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8978176                           4.7500        650,000.00        100
                                      4.7500        648,361.18         ZZ
                                      4.5000          3,390.71         1
                                     10.7500          3,390.71         51
    MORAGA          CA    94556      10.5000       12/10/03
    0419081088                         .0000       02/01/04            00
    0419081088                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8978188                           5.7500        375,000.00        100
                                      5.7500        374,215.08         ZZ
                                      5.5000          2,188.40         4
                                     10.7500          2,188.40         75
    AUSTIN          TX    78703      10.5000       12/17/03
1


    0419110713                         .0000       02/01/04            00
    0419110713                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8978204                           6.1250        404,000.00        100
                                      6.1250        403,212.66         ZZ
                                      5.8750          2,454.75         1
                                     11.1250          2,454.75         80
    LAGUNA NIGUEL   CA    92677      10.8750       12/10/03
    0419137567                         .0000       02/01/04            00
    0419137567                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8981418                           5.5000        400,000.00        100
                                      5.5000        399,122.34         ZZ
                                      5.2500          2,271.16         1
                                     11.5000          2,271.16         80
    ANAHEIM         CA    92808      11.2500       12/11/03
    0437216104                        3.2500       02/01/04            00
    11500379                          3.0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    S11/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.2500                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8985042                           5.3750        470,000.00        100
                                      5.3750        468,944.34         ZZ
1


                                      5.1250          2,631.86         1
                                     11.3750          2,631.86         65
    GREENLAND       NH    03840      11.1250       12/11/03
    0437216203                         .0000       02/01/04            00
    7359010412                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E47/G02                           3.0000       02/01/07        02/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8986492                           5.5000        389,500.00        100
                                      5.5000        388,645.38         ZZ
                                      5.2500          2,211.54         1
                                     11.5000          2,211.54         95
    DANBURY         CT    06811      11.2500       12/17/03
    0437243827                         .0000       02/01/04            14
    4900309178                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    F34/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    8987380                           4.8750        480,000.00        100
                                      4.8750        478,817.20         ZZ
                                      4.6250          2,540.20         1
                                     10.8750          2,540.20         77
    RICHMOND        CA    94806      10.6250       12/11/03
    0419207253                         .0000       02/01/04            00
    0419207253                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    8987398                           4.8750        390,000.00        100
                                      4.8750        389,002.75         ZZ
                                      4.6250          2,063.91         2
                                     10.8750          2,063.91         80
    SAN JOSE        CA    95127      10.6250       12/10/03
    0419218417                         .0000       02/01/04            00
    0419218417                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987434                           5.1250        410,250.00        100
                                      5.1250        409,274.41         ZZ
                                      4.8750          2,233.76         1
                                     11.1250          2,233.76         75
    WEYMOUTH        MA    02189      10.8750       12/18/03
    0419234075                         .0000       02/01/04            00
    0419234075                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987540                           5.0000        465,000.00        100
                                      5.0000        463,880.23         ZZ
                                      4.7500          2,496.22         1
                                     11.0000          2,496.22         76
    WEST BLOOMFIEL  MI    48323      10.7500       12/18/03
    0419301064                         .0000       02/01/04            00
    0419301064                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8987584                           5.5000        650,000.00        100
                                      5.5000        648,573.82         ZZ
                                      5.2500          3,690.63         1
                                     11.5000          3,690.63         56
    LAGUNA NIGUEL   CA    92677      11.2500       12/15/03
    0419314265                         .0000       02/01/04            00
    0419314265                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        N             .0000


    8987766                           5.6250        368,000.00        100
                                      5.6250        367,211.32         ZZ
                                      5.3750          2,118.42         1
                                     11.6250          2,118.42         80
    PARADISE        CA    95969      11.3750       12/16/03
    0419115183                         .0000       02/01/04            00
    0419115183                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8992016                           4.8750        456,000.00        100
                                      4.8750        454,876.34         ZZ
                                      4.6250          2,413.19         1
                                     10.8750          2,413.19         80
    GRASONVILLE     MD    21638      10.6250       12/19/03
    0419124177                         .0000       02/01/04            00
    0419124177                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8992036                           6.0000        464,000.00        100
                                      6.0000        462,789.67         ZZ
                                      5.7500          2,781.91         1
                                     11.0000          2,781.91         80
    GARDNERVILLE    NV    89460      10.7500       12/03/03
    0419155346                         .0000       02/01/04            00
    0419155346                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8992470                           5.6250        385,000.00        100
                                      5.6250        384,174.89         ZZ
                                      5.3750          2,216.28         1
                                     11.6250          2,216.28         56
    SAN FRANCISCO   CA    94116      11.3750       12/15/03
    0419352653                         .0000       02/01/04            00
    0419352653                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    8992848                           5.0000        432,000.00        100
                                      5.0000        430,959.70         ZZ
                                      4.7500          2,319.07         1
                                     11.0000          2,319.07         80
    EAGLE CREEK     OR    97022      10.7500       12/18/03
    0419396452                         .0000       02/01/04            00
    0419396452                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8992982                           4.5000        459,375.00        100
                                      4.5000        458,162.46         ZZ
                                      4.2500          2,327.59         1
                                     10.5000          2,327.59         75
    SIMI VALLEY     CA    93063      10.2500       12/22/03
    0419425657                         .0000       02/01/04            00
    0419425657                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8997686                           5.2500        360,000.00        100
                                      5.2500        359,172.33         ZZ
                                      5.0000          1,987.93         1
                                     10.2500          1,987.93         80
    BRENTWOOD       CA    94513      10.0000       12/19/03
    0437236870                        3.2500       02/01/04            00
    0031120005                        3.0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    X51/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8999196                           5.1250        615,200.00        100
                                      5.1250        613,752.39         ZZ
                                      4.8750          3,349.68         1
                                     10.1250          3,349.68         80
    DANVILLE        CA    94526       9.8750       12/23/03
1


    0419465596                         .0000       02/01/04            00
    0419465596                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    8999224                           4.6250        339,000.00        100
                                      4.6250        338,125.58         ZZ
                                      4.3750          1,742.93         1
                                     10.6250          1,742.93         80
    STOUGHTON       MA    02072      10.3750       12/23/03
    0419422563                         .0000       02/01/04            00
    0419422563                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8999506                           5.1250        368,000.00        100
                                      5.1250        367,134.07         ZZ
                                      4.8750          2,003.71         1
                                     10.2500          2,003.71         80
    ROCKLIN         CA    95765      10.0000       12/22/03
    0419238043                         .0000       02/01/04            00
    0419238043                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.1250                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    8999848                           5.1250        374,000.00        100
                                      5.1250        373,119.95         ZZ
1


                                      4.8750          2,036.38         1
                                     10.1250          2,036.38         74
    LIVERMORE       CA    94551       9.8750       12/16/03
    0419371729                         .0000       02/01/04            00
    0419371729                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9001014                           5.3750        339,000.00        100
                                      5.3750        338,238.58         ZZ
                                      5.1250          1,898.30         1
                                     10.3750          1,898.30         75
    THOUSAND OAKS   CA    91360      10.1250       12/11/03
    0437297724                         .0000       02/01/04            00
    2302619                            .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    A39/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                10.3750            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9002160                           5.1250        368,000.00        100
                                      5.1250        367,134.07         ZZ
                                      4.8750          2,003.71         1
                                     11.1250          2,003.71         80
    BOTHELL         WA    98021      10.8750       12/24/03
    0419402698                         .0000       02/01/04            00
    0419402698                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9002296                           5.7500        476,000.00        100
                                      5.7500        475,003.66         ZZ
                                      5.5000          2,777.81         1
                                     10.7500          2,777.81         80
    GILROY          CA    95020      10.5000       12/18/03
    0419350145                         .0000       02/01/04            00
    0419350145                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9002520                           5.1250        370,405.00        100
                                      5.1250        369,533.40         ZZ
                                      4.8750          2,016.81         1
                                     11.1250          2,016.81         95
    NORTH BERGEN    NJ    07047      10.8750       12/30/03
    0419144142                         .0000       02/01/04            01
    0419144142                         .0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9003888                           5.6250        346,750.00        100
                                      5.6250        345,427.50         ZZ
                                      5.3750          1,996.09         1
                                     11.6250          1,996.09         95
    COLUMBIA        MD    21045      11.3750       12/23/03
    0437245392                        3.2500       02/01/04            12
    711444                            3.0000       01/01/34           30
    0                                 3.2500       01/01/07        01/01/07
    X21/G02                           3.0000       02/01/07        02/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


       2.3750                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9004450                           5.0000        480,000.00        100
                                      5.0000        478,805.04         ZZ
                                      4.7500          2,576.74         1
                                     11.0000          2,576.74         75
    ANAHEIM         CA    92807      10.7500       12/22/03
    0419288303                         .0000       02/01/04            00
    0419288303                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9004622                           5.2500        431,000.00        100
                                      5.2500        429,808.65         ZZ
                                      5.0000          2,380.00         1
                                     10.2500          2,380.00         75
    WALNUT CREEK    CA    94597      10.0000       12/22/03
    0419153101                         .0000       02/01/04            00
    0419153101                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E22/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9008252                           6.1250        416,500.00        100
                                      6.1250        415,688.31         ZZ
                                      5.8750          2,530.70         1
                                     11.1250          2,530.70         70
    CHELMSFORD      MA    01824      10.8750       12/19/03
    0437244700                        3.2500       02/01/04            00
    03004148                          3.0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    P01/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                11.1250           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.8750                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9008416                           6.0000        399,379.50        100
                                      6.0000        398,582.35         ZZ
                                      5.7500          2,394.48         1
                                     11.0000          2,394.48         90
    SAVAGE          MN    55378      10.7500       12/19/03
    0437244148                        6.0000       02/01/04            10
    8718248                           5.7500       01/01/34           25
    0                                 3.2500       01/01/09        01/01/09
    X81/G02                           3.0000       02/01/09        02/01/09
      45                              6.0000          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9010176                           5.3750        360,000.00        100
                                      5.3750        359,191.39         ZZ
                                      5.1250          2,015.90         1
                                     11.3750          2,015.90         66
    ANAHEIM         CA    92808      11.1250       12/18/03
    0437243355                         .0000       02/01/04            00
    80004622                           .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    B23/G02                           3.0000       02/01/07        02/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9011058                           4.5000        498,000.00        100
                                      4.5000        496,685.96         ZZ
                                      4.2500          2,523.29         1
                                     10.5000          2,523.29         77
    MILLBRAE        CA    94030      10.2500       12/26/03
    0419466974                         .0000       02/01/04            00
    0419466974                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
1


    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.2500          .0000           .0000
    A                                 6.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9011156                           5.3750        360,000.00        100
                                      5.3750        359,596.60         ZZ
                                      5.1250          2,015.90         1
                                     10.3750          2,015.90         80
    LA              CA    91401      10.1250       12/29/03
    0419451067                         .0000       03/01/04            00
    0419451067                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9011162                           5.5000        537,600.00        100
                                      5.5000        537,011.57         ZZ
                                      5.2500          3,052.43         1
                                     10.5000          3,052.43         80
    CAMPBELL        CA    95008      10.2500       12/29/03
    0419407168                         .0000       03/01/04            00
    0419407168                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9015832                           5.7500        500,000.00        100
                                      5.7500        498,953.44         ZZ
                                      5.5000          2,917.86         1
                                     11.7500          2,917.86         70
    VACAVILLE       CA    95688      11.5000       12/23/03
1


    0419276100                         .0000       02/01/04            00
    0419276100                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.7500          .0000           .0000
    A                                 7.7500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9015962                           5.3750        409,500.00        100
                                      5.3750        408,580.22         ZZ
                                      5.1250          2,293.08         1
                                     11.3750          2,293.08         65
    SARATOGA        CA    95070      11.1250       12/23/03
    0419449210                         .0000       02/01/04            00
    0419449210                         .0000       01/01/34            0
    0                                 3.2500       01/01/07        01/01/07
    E22/G02                           3.0000       02/01/07        02/01/07
      45                              3.3750          .0000           .0000
    A                                 7.3750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9016370                           5.5000        437,000.00        100
                                      5.5000        436,041.16         ZZ
                                      5.2500          2,481.24         1
                                     10.5000          2,481.24         80
    ANNAPOLIS       MD    21401      10.2500       12/31/03
    0437328685                         .0000       02/01/04            00
    1010003768                         .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    E77/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9021166                           5.3750        594,000.00        100
                                      5.3750        592,665.81         ZZ
1


                                      5.1250          3,326.23         1
                                     11.3750          3,326.23         66
    SCOTTSDALE      AZ    85259      11.1250       12/30/03
    0437288244                         .0000       02/01/04            00
    6900010181                         .0000       01/01/34            0
    0                                 3.2500       01/01/06        01/01/06
    G52/G02                           3.0000       02/01/06        02/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9026108                           5.7500        341,300.00        100
                                      5.7500        340,585.63         ZZ
                                      5.5000          1,991.73         1
                                     10.7500          1,991.73         95
    LAS VEGAS       NV    89131      10.5000       12/23/03
    0437332430                         .0000       02/01/04            01
    77308266                           .0000       01/01/34           30
    0                                 3.2500       01/01/09        01/01/09
    G34/G02                           3.0000       02/01/09        02/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9031878                           5.6250        417,750.00        100
                                      5.6250        417,303.40         ZZ
                                      5.3750          2,404.80         1
                                     11.6250          2,404.80         77
    RANCHO MIRAGE   CA    92270      11.3750       01/09/04
    0419503222                         .0000       03/01/04            00
    0419503222                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.6250          .0000           .0000
    A                                 7.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    9032020                           5.7500        344,000.00        100
                                      5.7500        343,640.84         ZZ
                                      5.5000          2,007.49         1
                                     10.7500          2,007.49         80
    CORAL SPRINGS   FL    33067      10.5000       01/07/04
    0419461066                         .0000       03/01/04            00
    0419461066                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9033418                           5.0000        353,600.00        100
                                      5.0000        353,175.13         ZZ
                                      4.7500          1,898.20         1
                                     11.0000          1,898.20         73
    GRAHAM          WA    98338      10.7500       01/22/04
    0437411044                        3.2500       03/01/04            00
    017805515736                      3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    K15/G02                           3.0000       03/01/07        03/01/07
      25                              3.2500          .0000           .0000
    A                                 7.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.7500                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9035490                           5.3750        384,000.00        100
                                      5.3750        383,569.71         ZZ
                                      5.1250          2,150.29         1
                                     11.3750          2,150.29         84
    BAY CITY        MI    48706      11.1250       01/08/04
    0419434337                         .0000       03/01/04            01
    0419434337                         .0000       02/01/34           12
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.3750          .0000           .0000
    A                                 7.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9040904                           5.5000        536,000.00        100
                                      5.5000        535,413.32         ZZ
                                      5.2500          3,043.35         1
                                     10.5000          3,043.35         80
    LOS ANGELES     CA    90068      10.2500       01/07/04
    0419454715                         .0000       03/01/04            00
    0419454715                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9044940                           5.6250        391,500.00        100
                                      5.6250        391,081.47         ZZ
                                      5.3750          2,253.69         2
                                     10.6250          2,253.69         90
    EVERETT         MA    02149      10.3750       01/15/04
    0419433461                         .0000       03/01/04            01
    0419433461                         .0000       02/01/34           25
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9044978                           4.7500        385,000.00        100
                                      4.7500        384,515.62         ZZ
                                      4.5000          2,008.34         1
                                     10.7500          2,008.34         80
    SAN JOSE        CA    95124      10.5000       01/09/04
    0419450036                         .0000       03/01/04            00
    0419450036                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.7500           12             12
1


      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9052314                           5.2500        500,000.00        100
                                      5.2500        499,426.48         ZZ
                                      5.0000          2,761.02         1
                                     10.2500          2,761.02         68
    FARMINGTON HIL  MI    48331      10.0000       01/12/04
    0419535075                         .0000       03/01/04            00
    0419535075                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9052902                           5.7500        344,000.00        100
                                      5.7500        343,640.84         ZZ
                                      5.5000          2,007.49         1
                                     10.7500          2,007.49         80
    LAURELTON       NY    11413      10.5000       01/09/04
    0437356140                        3.2500       03/01/04            00
    00620803                          3.0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    952/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.7500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.5000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9055542                           4.8750        495,000.00        100
                                      4.8750        494,391.36         ZZ
                                      4.6250          2,619.58         1
                                     10.8750          2,619.58         80
    PORT WASHINGTO  NY    11050      10.6250       01/15/04
    0437329238                        3.2500       03/01/04            00
    32014105                          3.0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
1


    Q30/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.6250                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9060626                           5.1250        582,000.00        100
                                      5.1250        581,316.71         ZZ
                                      4.8750          3,168.91         1
                                     11.1250          3,168.91         75
    PORTLAND        OR    97201      10.8750       01/13/04
    0419373147                         .0000       03/01/04            00
    0419373147                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9061414                           6.0000        356,000.00        100
                                      6.0000        355,289.43         ZZ
                                      5.7500          2,134.40         1
                                     11.0000          2,134.40         80
    PALOS PARK      IL    60464      10.7500       12/31/03
    0437381452                         .0000       02/01/04            00
    54734996                           .0000       01/01/34            0
    0                                 3.2500       01/01/09        01/01/09
    H49/G02                           3.0000       02/01/09        02/01/09
      25                              3.2500          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9061970                           5.2500        345,000.00        100
                                      5.2500        344,604.28         ZZ
                                      5.0000          1,905.10         1
                                     11.2500          1,905.10         75
    LOS ANGELES     CA    91601      11.0000       01/16/04
1


    0437365091                         .0000       03/01/04            00
    80004909                           .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    B23/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9065988                           4.8750        550,000.00        100
                                      4.8750        549,323.73         ZZ
                                      4.6250          2,910.65         1
                                     10.8750          2,910.65         66
    BEAUFORT        SC    29907      10.6250       01/16/04
    0419519210                         .0000       03/01/04            00
    0419519210                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.2500          .0000           .0000
    A                                 6.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9066728                           5.5000        636,750.00        100
                                      5.5000        636,053.04         ZZ
                                      5.2500          3,615.40         2
                                     10.5000          3,615.40         75
    OAKLAND         CA    94610      10.2500       01/16/04
    0419481791                         .0000       03/01/04            00
    0419481791                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9068128                           4.6250        367,500.00        100
                                      4.6250        367,026.95         ZZ
1


                                      4.3750          1,889.46         1
                                     10.6250          1,889.46         75
    ANAHEIM         CA    92806      10.3750       01/14/04
    0419200589                         .0000       03/01/04            00
    0419200589                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9074310                           4.6250        352,000.00        100
                                      4.6250        351,546.90         ZZ
                                      4.3750          1,809.77         1
                                     10.6250          1,809.77         80
    ANAHEIM         CA    92804      10.3750       01/20/04
    0419616701                         .0000       03/01/04            00
    0419616701                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9074388                           5.1250        356,000.00        100
                                      5.1250        355,582.05         ZZ
                                      4.8750          1,938.37         1
                                     10.1250          1,938.37         80
    LA CRESCENTA    CA    91214       9.8750       01/09/04
    0419521810                         .0000       03/01/04            00
    0419521810                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.1250           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9074652                           4.8750        618,000.00        100
                                      4.8750        617,240.12         ZZ
                                      4.6250          3,270.51         1
                                      9.8750          3,270.51         58
    SAN JOSE        CA    95135       9.6250       01/14/04
    0419439880                         .0000       03/01/04            00
    0419439880                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                 9.8750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9074654                           5.6250        590,000.00        100
                                      5.6250        589,369.26         ZZ
                                      5.3750          3,396.37         1
                                     11.6250          3,396.37         74
    BOXBOROUGH      MA    01719      11.3750       01/21/04
    0419444971                         .0000       03/01/04            00
    0419444971                         .0000       02/01/34            0
    0                                 3.2500       02/01/06        02/01/06
    E22/G02                           3.0000       03/01/06        03/01/06
      25                              3.6250          .0000           .0000
    A                                 7.6250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9074724                           4.8750        757,000.00        100
                                      4.8750        756,069.20         ZZ
                                      4.6250          4,006.11         1
                                     10.8750          4,006.11         65
    LOS ANGELES     CA    90036      10.6250       01/21/04
    0419023130                         .0000       03/01/04            00
    0419023130                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9075952                           6.0000        750,000.00        100
                                      6.0000        749,253.37         ZZ
                                      5.7500          4,496.63         1
                                     11.0000          4,496.63         63
    DOUSMAN         WI    53118      10.7500       01/22/04
    0437369960                        3.2500       03/01/04            00
    TQS27                             3.0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    U85/G02                           3.0000       03/01/09        03/01/09
      25                              3.2500          .0000           .0000
    A                                11.0000            6              6
      360                               E            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.7500                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9077176                           5.5000        441,700.00        100
                                      5.5000        441,216.54         ZZ
                                      5.2500          2,507.92         1
                                     10.5000          2,507.92         69
    DUNKIRK         MD    20754      10.2500       01/16/04
    0418534210                         .0000       03/01/04            00
    0418534210                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.5000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9077846                           5.2500        494,800.00        100
                                      5.2500        494,232.45         TX
                                      5.0000          2,732.30         1
                                     10.2500          2,732.30         77
    HOUSTON         TX    77077      10.0000       01/20/04
    0437375686                         .0000       03/01/04            00
    0135047                            .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    A46/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9078556                           5.0000        355,000.00        100
                                      5.0000        354,573.45         ZZ
                                      4.7500          1,905.72         1
                                     10.0000          1,905.72         79
    PLEASANT HILL   CA    94523       9.7500       01/22/04
    0419477526                         .0000       03/01/04            00
    0419477526                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9078784                           5.3750        504,000.00        100
                                      5.3750        503,435.24         ZZ
                                      5.1250          2,822.26         1
                                     10.3750          2,822.26         75
    OAKLAND         CA    94619      10.1250       01/21/04
    0419662903                         .0000       03/01/04            00
    0419662903                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9084206                           5.5000        385,000.00        100
                                      5.5000        384,578.59         ZZ
                                      5.2500          2,185.99         3
                                     11.5000          2,185.99         45
    HUNTINGTON BEA  CA    92648      11.2500       01/21/04
    0419426747                         .0000       03/01/04            00
    0419426747                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
1


    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.5000          .0000           .0000
    A                                 7.5000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9084272                           5.0000        337,600.00        100
                                      5.0000        337,194.36         ZZ
                                      4.7500          1,812.31         1
                                     10.0000          1,812.31         80
    SAN JOSE        CA    95121       9.7500       01/22/04
    0419504527                         .0000       03/01/04            00
    0419504527                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9086522                           5.2500        407,950.00        100
                                      5.2500        407,482.06         ZZ
                                      5.0000          2,252.72         1
                                     10.2500          2,252.72         80
    STANTON         CA    90680      10.0000       01/23/04
    0419362348                         .0000       03/01/04            00
    0419362348                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    E22/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                10.2500           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9090776                           5.1250        342,000.00        100
                                      5.1250        341,598.47         ZZ
                                      4.8750          1,862.15         1
                                     11.1250          1,862.15         80
    LOS ANGELES     CA    90068      10.8750       01/27/04
1


    0419747993                         .0000       03/01/04            00
    0419747993                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.1250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9098062                           5.2500        400,000.00        100
                                      5.2500        399,541.19         T
                                      5.0000          2,208.81         1
                                     11.2500          2,208.81         88
    HENDERSON       NV    89052      11.0000       01/29/04
    0437411150                        3.2500       03/01/04            10
    77401063                          3.0000       02/01/34           25
    0                                 3.2500       02/01/07        02/01/07
    G34/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 7.2500           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9099710                           4.6250        378,000.00        100
                                      4.6250        377,513.43         ZZ
                                      4.3750          1,943.45         1
                                     10.6250          1,943.45         76
    EDMONDS         WA    98020      10.3750       01/29/04
    0419741145                         .0000       03/01/04            00
    0419741145                         .0000       02/01/34            0
    0                                 3.2500       02/01/07        02/01/07
    E22/G02                           3.0000       03/01/07        03/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9099958                           5.3750        375,000.00        100
                                      5.3750        375,000.00         ZZ
1


                                      5.1250          2,099.89         1
                                     10.3750          2,099.89         43
    HUNTINGTON BEA  CA    92649      10.1250       01/29/04
    0419487640                         .0000       04/01/04            00
    0419487640                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.3750           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    9099970                           5.0000        448,000.00        100
                                      5.0000        448,000.00         ZZ
                                      4.7500          2,404.96         1
                                     10.0000          2,404.96         80
    NORTHBROOK      IL    60062       9.7500       02/05/04
    0419511662                         .0000       04/01/04            00
    0419511662                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9106936                           4.6250        640,000.00        100
                                      4.6250        640,000.00         ZZ
                                      4.3750          3,290.49         1
                                     10.6250          3,290.49         80
    TIBURON         CA    94920      10.3750       01/30/04
    0419689161                         .0000       04/01/04            00
    0419689161                         .0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.6250           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    9108216                           6.0000        376,500.00        100
                                      6.0000        376,125.19         ZZ
                                      5.7500          2,257.31         1
                                     11.0000          2,257.31         66
    ALEXANDRIA      VA    22303      10.7500       01/30/04
    0437438435                         .0000       03/01/04            00
    4500401013                         .0000       02/01/34            0
    0                                 3.2500       02/01/09        02/01/09
    F34/G02                           3.0000       03/01/09        03/01/09
      45                              3.2500          .0000           .0000
    A                                11.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9115282                           5.0000        398,000.00        100
                                      5.0000        398,000.00         ZZ
                                      4.7500          2,136.55         1
                                     10.0000          2,136.55         79
    ROCHESTER HILL  MI    48309       9.7500       02/06/04
    0419691696                         .0000       04/01/04            00
    0419691696                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           29             0           00/00/00
                                        O             .0000


    9115592                           4.8750        352,000.00        100
                                      4.8750        352,000.00         ZZ
                                      4.6250          1,862.81         1
                                     10.8750          1,862.81         80
    EUGENE          OR    97408      10.6250       02/06/04
    0419314604                        3.2500       04/01/04            00
    0419314604                        3.0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 6.8750           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


       1.6250                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9116060                           5.0000        517,500.00        100
                                      5.0000        517,500.00         ZZ
                                      4.7500          2,778.05         1
                                     11.0000          2,778.05         75
    BAINBRIDGE ISL  WA    98110      10.7500       02/03/04
    0419668900                        3.2500       04/01/04            00
    0419668900                        3.0000       03/01/34            0
    0                                 3.2500       03/01/07        03/01/07
    E22/G02                           3.0000       04/01/07        04/01/07
      45                              3.2500          .0000           .0000
    A                                 7.0000           12             12
      360                               L12          2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.7500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    9132452                           5.0000        513,750.00        100
                                      5.0000        513,750.00         ZZ
                                      4.7500          2,757.92         1
                                     10.0000          2,757.92         75
    FULLERTON       CA    92833       9.7500       02/04/04
    0419720214                         .0000       04/01/04            00
    0419720214                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.0000           12             12
      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    9146418                           5.6250        525,000.00        100
                                      5.6250        525,000.00         ZZ
                                      5.3750          3,022.20         1
                                     10.6250          3,022.20         80
    NORTHRIDGE      CA    91326      10.3750       02/19/04
    0419815113                         .0000       04/01/04            00
    0419815113                         .0000       03/01/34            0
    0                                 3.2500       03/01/09        03/01/09
    E22/G02                           3.0000       04/01/09        04/01/09
      45                              3.2500          .0000           .0000
    A                                10.6250           12             12
1


      360                               L12          2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000

   TOTAL NUMBER OF LOANS   :        135

   TOTAL ORIGINAL BALANCE  :    60,995,559.50

   TOTAL PRINCIPAL BALANCE :    60,849,508.68

   TOTAL ORIGINAL P+I      :       340,031.10

   TOTAL CURRENT P+I       :       340,031.10


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

                             AVAILABLE UPON REQUEST

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

               (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
(b) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

     (iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

               (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date, in the aggregate and for each Loan Group;

               (vi) the aggregate Certificate Principal Balance of each Class of Certificates and Subordinate Component of each Loan Group, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) for all Loan Groups together and for each Loan Group separately, on the basis of the most recent reports furnished to it by Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and
(3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

               (viii) for all Loan Groups together and for each Loan Group separately, the number, aggregate principal balance and book value of any REO Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the Pass-Through Rate on each Class of Certificates, the Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate and the Class M Net WAC Cap Rate.

               (xi) the Group I Basis Risk Shortfall, Group II Basis Risk Shortfall, the Class M Basis Risk Shortfall and Prepayment Interest Shortfalls;

               (xii)  the  related  Senior   Enhancement   Percentage  for  such
Distribution Date;

               (xiii)   the    Overcollateralization    Amount   and    Required
Overcollateralization Amount following such Distribution Date;

               (xiv) the amount, if any, required to be paid under each Hedge Agreement for such Distribution Date and any shortfall in amounts previously required to be paid under each Hedge Agreement for prior Distribution Dates;

               (xv) the occurrence of the Stepdown Date, and the aggregate amount of Realized Losses since the Cut-off Date for the Mortgage Loans

               (xvi) for all Loan Groups together and for each Loan Group separately, the aggregate amount of Realized Losses for such Distribution Date;

               (xvii) for all Loan Groups together and for each Loan Group separately, the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

               (xviii)for all Loan Groups together and for each Loan Group separately, the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xix) for all Loan Groups together and for each Loan Group separately, the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF MARCH 1, 2003



                                 EXECUTION COPY


================================================================================








                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                            Dated as of March 1, 2003



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




================================================================================

                                TABLE OF CONTENTS

                                                                                        PAGE




Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................32

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........33

        Section 2.01. Conveyance of Mortgage Loans.........................................33

        Section 2.02. Acceptance by Trustee................................................39

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer
               and the Company.............................................................40

        Section 2.04. Representations and Warranties of Sellers............................42

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                Certificates Evidencing Interests in REMIC I Certificates..................44

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                Acceptance by the Trustee..................................................44

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............44

        Section 2.08. Purposes and Powers of the Trust.....................................44

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................45

        Section 3.01. Master Servicer to Act as Servicer...................................45

        Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;
                Enforcement of Subservicers' and Sellers' Obligations......................46
        Section 3.03. Successor Subservicers...............................................47

        Section 3.04. Liability of the Master Servicer.....................................48

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                Certificateholders ........................................................48

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee..... 48

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                Account ...................................................................49

        Section 3.08. Subservicing Accounts; Servicing Accounts............................51

        Section 3.09. Access to Certain Documentation and  Information Regarding the Mortgage
                Loans .....................................................................53

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................53

                                        i



        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections Thereunder55

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity Coverage...56

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements;
               Certain Assignments.........................................................57

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................59

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................63

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............64

        Section 3.17. Reports to the Trustee and the Company...............................65

        Section 3.18. Annual Statement as to Compliance....................................65

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............66

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............66

        Section 3.21. Administration of Buydown Funds......................................67

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................68

        Section 4.01. Certificate Account..................................................68

        Section 4.02. Distributions........................................................68

        Section 4.03. Statements to Certificateholders; Statements to Rating Agencies;
                Exchange Act Reporting.....................................................68

        Section 4.04. Distribution of Reports to the Trustee and  the Company; Advances
                by the Master Servicer.............. ......................................70

        Section 4.05. Allocation of Realized Losses........................................72

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........72

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................72

        Section 4.08. Surety Bond..........................................................72

Article V         THE CERTIFICATES.........................................................74

        Section 5.01. The Certificates.....................................................74

        Section 5.02. Registration of Transfer and Exchange of Certificates................76

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................81

        Section 5.04. Persons Deemed Owners................................................82

        Section 5.05. Appointment of Paying Agent..........................................82

                                        ii


Article VI        THE COMPANY AND THE MASTER SERVICER......................................83

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........83

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of
               Rights and Delegation of Duties by Master Servicer..........................83

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer and Others 84

        Section 6.04. Company and Master Servicer Not to Resign............................85

Article VII       DEFAULT..................................................................86

        Section 7.01. Events of Default....................................................86

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................88

        Section 7.03. Notification to Certificateholders...................................89

        Section 7.04. Waiver of Events of Default..........................................89

Article VIII      CONCERNING THE TRUSTEE...................................................90

        Section 8.01. Duties of Trustee....................................................90

        Section 8.02. Certain Matters Affecting the Trustee................................91

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................93

        Section 8.04. Trustee May Own Certificates.........................................93

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses; Indemnification.93

        Section 8.06. Eligibility Requirements for Trustee.................................94

        Section 8.07. Resignation and Removal of the Trustee...............................95

        Section 8.08. Successor Trustee....................................................95

        Section 8.09. Merger or Consolidation of Trustee...................................96

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................96

        Section 8.11. Appointment of Custodians............................................97

        Section 8.12. Appointment of Office or Agency......................................98

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................99

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
                Termination Upon Purchase by the Master Servicer or Liquidation of All
                Mortgage Loans........ ....................................................99

                        iii

        Section 9.02. Additional Termination Requirements.................................102

        Section 9.03. Termination of Multiple REMICs......................................103

Article X         REMIC PROVISIONS........................................................104

        Section 10.01.REMIC Administration................................................104

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....107

        Section 10.03.Designation of REMIC(s).............................................108

Article XI        MISCELLANEOUS PROVISIONS................................................109

        Section 11.01.Amendment...........................................................109

        Section 11.02.Recordation of Agreement; Counterparts..............................111

        Section 11.03.Limitation on Rights of Certificateholders..........................112

        Section 11.04.Governing Law.......................................................112

        Section 11.05.Notices.............................................................113

        Section 11.06.Required Notices to Rating Agency and Subservicer...................114

        Section 11.07.Severability of Provisions..........................................114

        Section 11.08.Supplemental Provisions for Resecuritization........................114

        Section 11.09.Allocation of Voting Rights.........................................114

        Section 11.10.No Petition.........................................................114


                                        iv



                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to Section 11.01(e) for a
                      Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating Agencies Relating to
                      Reportable Modified Mortgage Loans


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum  and   Assignment   Agreement:   The  Addendum  and  Assignment
Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan

Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: As to any Distribution Date, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then pplicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.
        ------------

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.
        ----

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.
        -----

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative

Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.
        ---------

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi)    other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest

(adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

          (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO

               Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such

Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential  Funding:   Residential  Funding  Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,
--------  -------

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.
        ------------------

        Senior Percentage: As defined in the Series Supplement.
        -----------------

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.
               ----------------------------

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
        (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of
        (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
        (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.
               ---------------------

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section

2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the

Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.
                      --------------------------------------

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.
               -----------------------------------------

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing

Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.
               --------------------------------

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.
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(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code.

The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.
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        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.
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        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.
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(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.
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(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any  amounts  received  by the  Master  Servicer  in  respect of Pledged
        Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.
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(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.
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(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate

     (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in the prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.
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(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.
               -----------------------------------------------

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the

Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.
               ---------------------------------------------------------

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.
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        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.
               ---------------------------------

        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.
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        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.
               -------------

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               (e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this Section 4.03(e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)  Prior to the  close of  business  on the  Determination  Date,  the  Master
Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which

Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.
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                             As   provided   in  Section   4.05  of  the  Series
Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.
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        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.
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        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.
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(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.
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(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.
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(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the
               Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34,  62 Fed. Reg. 39021 (July 21, 1997),  PTE 2000-58,  65
               Fed. Reg.  67765  (November 13, 2000),  and PTE 2002-41,  67 Fed.
               Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

     (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

     (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

     (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause
          (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)  No  service   charge  shall  be  made  for  any  transfer  or  exchange  of
     Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.
               --------------------------------------------------

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.
               ---------------------

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.
               ---------------------------

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.
               --------------------------------------------------------------

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.
               -----------------------------------------

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.
               -----------------

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.
               ----------------------------------------------------

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.
               -----------------------------------

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.
               -----------------

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

     (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master

          Servicer and which on their face, do not contradict the requirements of this Agreement;

     (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.
               -------------------------------------

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.
               ------------------------------------

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.
               --------------------------------------

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.
               -----------------

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.
               ----------------------------------

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.
               ---------------------------------------------

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.
               -------------------------

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.
               -------------------------------

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where

Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans

(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of -------- ------- 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to

Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

(c) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master

Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.
               -----------------------------------

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.
               --------------------

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.
               -----------------------------------------------------------------

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.
               ---------

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

               (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.
               ---------------------------------------

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.
               -------------------------------------------

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.
               -------------

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.
               -------

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.
               --------------------------------------------------

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)  the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.
               --------------------------

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.
               ---------------------------------------------

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.
               -----------

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF  CLASS  A  CERTIFICATE,   [PRINCIPAL  ONLY/CLASS  A-P]  CERTIFICATE  AND
     [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                --------          --------
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
                                                       ------
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:
                                         ----

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing

Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                               ---------------------------------
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar





                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          _______________________________
Dated: ________________________           Signature by or on behalf of assignor




                                           _______________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of __________________________ account number _________________, or, if mailed by check, to  ________________________.  Applicable  statements should be mailed to
___________________________.


     This information is provided by ______________________, the assignee named above, or ___________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.


        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan, OR ANY OTHER PERSON, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,

1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,
65 Fed. Reg.  67765  (November 13, 2000),  AND PTE 2002-41,  67 Fed. Reg.  54487
(August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                               ---------------------------------
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [-------------------------],
                                                  as Certificate Registrar



                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          _______________________________
Dated: ________________________           Signature by or on behalf of assignor




                                           _______________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of __________________________ account number _________________, or, if mailed by check, to  ________________________.  Applicable  statements should be mailed to
___________________________.


     This information is provided by ______________________, the assignee named above, or ___________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                   as Trustee



                                            By:
                                               ---------------------------------
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          _______________________________
Dated: ________________________           Signature by or on behalf of assignor




                                           _______________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of __________________________ account number _________________, or, if mailed by check, to  ________________________.  Applicable  statements should be mailed to
___________________________.


     This information is provided by ______________________, the assignee named above, or ___________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %
                                                  --------------

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial
Certificate  Principal  Balance of this  Certificate  by the  aggregate  Initial
Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the

Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                               ---------------------------------
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [----------------------------],
                                                 as Certificate Registrar



                                            By:
                                               ---------------------------------
                                                 Authorized Signatory

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________ (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          _______________________________
Dated: ________________________           Signature by or on behalf of assignor




                                           _______________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________ for the account of __________________________ account number _________________, or, if mailed by check, to  ________________________.  Applicable  statements should be mailed to
___________________________.


     This information is provided by ______________________, the assignee named above, or ___________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.                    Seller/Servicer's    Representations,    Warranties    and
                      Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:




      Attention:
      Telefacsimile Number:  (      )       -
                              ------  ------
9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                       (Name of Seller/Servicer)
By:                                     By:
   --------------------------------
      (Signature) (Signature) By: By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------
======================================= ========================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
   --------------------------------
      (Signature) (Signature) By: By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:
     ------------------------
Title:
      -----------------------
Date:
     ------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of
                                    ] [the United States], on behalf of which he
makes this affidavit and
agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is .

11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

12. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .




                                            [NAME OF OWNER]



                                            By:
                                               ---------------------------------
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

          Subscribed and sworn before me this _______ day of _____, 200___.




                                  NOTARY PUBLIC



                        COUNTY OF
                                 ---------------------------
                        STATE OF
                                ----------------------------
                         My Commission  expires the ____ day of _____,20 .

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.

    Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the

REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a
change  from  the  proposed   regulation  and  Rev.  Proc.   2001-12.  In  those
publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                           __________   , 20    ____


Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                Very truly yours,


                                            (Seller)



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                  ______________, 20 ____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               (the "Purchaser") intends to purchase from (the "Seller") $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

     4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ______________, 20___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

     5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that

          (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.             The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                Very truly yours,





                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                ___________, 20  ___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,


                                            (Seller)



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                            Description  of  Rule  144A  Securities,   including
numbers:


____________________________________________________________________________


               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential
        Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3. The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   ------------------------------------------
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
   ------------------------------------------
Date:                                             Date:
     ----------------------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?


6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                               Print Name of Buyer


                                            By:
                                                 -------------------------------
                                                 Name:
                                     Title:


                                            Date:
                                                 -------------------------------

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                               Print Name of Buyer


                                            By:
                                                 ------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------


                                            IF AN ADVISER:



                               Print Name of Buyer


                                            Date:
                                                 ------------------------------

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

             Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                  EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                            ______________, 200   ___

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

     WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. ------ thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, ---------------- Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

     1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related

Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


Acknowledged by:


------------------,
    as Trustee


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------



RESIDENTIAL ACCREDIT LOANS, INC.


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

                                    EXHIBIT M


          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                            , 20
                                        --------------------    --------

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re:  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                    ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                Very truly yours,



                                            (Lender)


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------

                                  EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                    [DATE]

==================
------------------

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests:
                      [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

2.                    [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By:
                                               ------------------------------
                                            Name:
                                            Title:

                                  EXHIBIT O

                         Form of Form 10-K Certification


        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential
Accredit Loans, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________



____________________________*
Name:
Title:

               * to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P


            [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

     The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor, Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.



     IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]




                                      Name:______________________
                                     Title:

                                   EXHIBIT Q

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification Next Due Date Monthly Principal and Interest Payment Total Servicing Advances Current Interest Rate Original Maturity Date Original Term to Maturity (Months) Remaining Term to Maturity
(Months) Trial Modification Indicator Mortgagor Equity Contribution Total Servicer Advances Trial Modification Term (Months) Trial Modification Start Date Trial Modification End Date Trial Modification Period Principal and Interest Payment Trial Modification Interest Rate Trial Modification Term Rate Reduction Indicator Interest Rate Post Modification Rate Reduction Start Date Rate Reduction End Date Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan